As filed with the Securities and Exchange Commission on April 13, 2006

                                            1933 Act Registration No. 333-123660

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                [  ]   Pre-Effective         [  ]  Post-Effective
                       Amendment No.               Amendment No.

                               PHOENIX SERIES FUND
                             (Phoenix Balanced Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 243-1574

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Kevin J. Carr, Esq.
                                     Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

         Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

         Title of Securities Being Registered: Shares of beneficial interest, no par value per share.

         The Registrant has registered an indefinite amount of securities of its Phoenix Balanced Fund under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended October 31, 2005 was filed with the Commission on or about January 25, 2006.

         It is proposed that this filing will become effective on May 15, 2006 pursuant to Rule 488 of the Securities Act of 1933.

                           THE PHOENIX-ENGEMANN FUNDS
                                101 Munson Street
                         Greenfield, Massachusetts 01301



                                                                    May 15, 2006

Dear Shareholder:

         The Board of Trustees of The Phoenix-Engemann Funds ("Engemann Funds") has approved the reorganization of Phoenix Balanced Return Fund ("Balanced Return") into Phoenix Balanced Fund ("Balanced"), a series of Phoenix Series Fund. Balanced's investment objective and investment strategies are substantially similar to those of Balanced Return. The reorganization is expected to be completed on or about May 19, 2006. Once the reorganization is completed, you will become a shareholder of Balanced and will receive shares of the corresponding class of Balanced with an aggregate net value equal to the aggregate net asset value of your investment in Balanced Return. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Counsel, Inc. or one of its affiliates will pay all costs of the reorganization.

         The Board of Trustees of Engemann Funds believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Balanced Return and its shareholders.

         You are not being asked to vote on, or take any other action in connection with, the reorganization.

         If you have any questions, please call (860) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                                                 Sincerely,

                                                 /s/ Daniel T. Geraci
                                                 -----------------------------
                                                 Daniel T. Geraci
                                                 President

                            ACQUISITION OF ASSETS OF

                          PHOENIX BALANCED RETURN FUND
                                   a series of
                           THE PHOENIX-ENGEMANN FUNDS
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        BY AND IN EXCHANGE FOR SHARES OF

                              PHOENIX BALANCED FUND
                                   a series of
                               PHOENIX SERIES FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        PROSPECTUS/INFORMATION STATEMENT

                               DATED MAY 15, 2006


         This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Balanced Return Fund ("Balanced Return"), a series of The Phoenix-Engemann Funds ("Engemann Funds"), into the Phoenix Balanced Fund ("Balanced"), a series of Phoenix Series Fund. This Prospectus/Information Statement is being mailed on or about May 23, 2006.

         THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

                                     GENERAL

         The Board of Trustees of Engemann Funds has approved the reorganization of Balanced Return into Balanced, a series of Phoenix Series Fund. Balanced Return and Balanced are sometimes referred to respectively in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds".

         In the reorganization, all of the assets of Balanced Return will be acquired by Balanced in exchange for Class A, Class B and Class C shares of Balanced and the assumption by Balanced of the liabilities of Balanced Return (the "Reorganization"). Class A, Class B and Class C shares of Balanced will be distributed to each shareholder in liquidation of Balanced Return, and

Balanced Return will be terminated as a series of Engemann Funds. You will then hold that number of full and fractional shares of Balanced which have an aggregate net asset value equal to the aggregate net asset value of your shares of Balanced Return.

         Balanced Return is a separate diversified series of Engemann Funds, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Balanced is a separate diversified series of Phoenix Series Fund, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Balanced Return is substantially similar to that of Balanced, as follows:

---------------------------------------------------------------------------------------------------------------------

                         FUND                                               INVESTMENT OBJECTIVE
                         ----                                               --------------------
------------------------------------------------------- -------------------------------------------------------------
Balanced Return                                         Maximize total investment return consistent with
                                                        reasonable risk.
------------------------------------------------------- -------------------------------------------------------------
Balanced                                                Reasonable income, long-term capital growth and
                                                        conservation of capital.
---------------------------------------------------------------------------------------------------------------------

The investment strategies for Balanced Return are substantially similar to those for Balanced.

         This Prospectus/Information Statement explains concisely the information about Balanced that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

------------------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT BALANCED RETURN:                                    HOW TO OBTAIN THIS INFORMATION:
----------------------------------                                    -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of Engemann Funds relating to Balanced Return, dated       Copies are available upon request and without
May 1, 2006                                                           charge if you:

Statement of Additional Information of Engemann Funds relating        o   Write to Phoenix Equity Planning
to Balanced Return, dated May 1, 2006                                     Corporation, One American Row,
                                                                          P.O. Box 150480, Hartford, CT
Annual Report of Engemann Funds relating to Balanced Return               06115-0480; or
for the year ended December 31, 2005
                                                                      o   Call (800) 243-1574 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

INFORMATION ABOUT BALANCED:                                           HOW TO OBTAIN THIS INFORMATION:
---------------------------                                           -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of Phoenix Series Fund relating to Balanced, dated         Copies are available upon request and without
February 15, 2006, which accompanies this Prospectus/Information      charge if you:
Statement
                                                                      o  Write to Phoenix Equity Planning
Statement of Additional Information of Phoenix Series Fund relating      Corporation, One American Row,
to Balanced, dated February 15, 2006                                     P.O. Box 150480, Hartford, CT
                                                                         06115-0480; or
Annual Report of Phoenix Series Fund relating to Balanced for the
year ended October 31, 2005                                           o  Call (800) 243-1574 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

--------------------------------------------------------------------- --------------------------------------------------

Information about the Reorganization:                                 How to Obtain this Information:
------------------------------------                                  -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated May 15, 2006, which         Copies are available upon request and without
relates to this Prospectus/Information Statement and the              charge if you:
Reorganization
                                                                      o  Write to Phoenix Equity Planning
                                                                         Corporation, One American Row,
                                                                         P.O. Box 150480, Hartford, CT
                                                                         06115-0480; or

                                                                      o  Call (800) 243-1574 toll-free.
------------------------------------------------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Balanced Return contained in the Prospectus of Engemann Funds dated May 1, 2006 (SEC File No. 811-04506) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Balanced contained in the Prospectus of Phoenix Series Fund dated February 15, 2006 (SEC File No. 811-00810) also is incorporated by reference in this document. The Statement of Additional Information dated May 15, 2006 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Engemann Funds relating to Balanced Return for the year ended December 31, 2005, and the financial statements of Phoenix Series Fund relating to Balanced for the year ended October 31, 2005, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN BALANCED:

o   is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o   is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                                            Table of Contents                                             Page

SUMMARY......................................................................................................7
    Why is the Reorganization occurring?.....................................................................7
    What are the key features of the Reorganization?.........................................................7
    After the Reorganization, what shares of Balanced will I own?............................................7
    How will the Reorganization affect me?...................................................................8
    Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?........8
    How do the Funds' investment objectives, principal investment strategies and risks compare?..............9
    How do the Funds fees and expenses compare?.............................................................13
    How do the Funds' performance records compare?..........................................................17
    Who will be the Adviser and Subadviser of my Fund after the Reorganization?.............................17
    What will the advisory and sub-advisory fees be after the Reorganization?...............................20
    What will be the primary federal tax consequences of the Reorganization?................................22
RISKS.......................................................................................................22
    Are the risk factors for the Funds similar?.............................................................22
    What are the primary risks of investing in each Fund?...................................................22
INFORMATION ABOUT THE REORGANIZATION........................................................................27
    Reasons for the Reorganization..........................................................................27
    Agreement and Plan of Reorganization....................................................................28
    Federal Income Tax Consequences.........................................................................30
    Pro-forma Capitalization................................................................................31
    Distribution of Shares..................................................................................32
    Purchase and Redemption Procedures......................................................................33
    Exchange Privileges.....................................................................................33
    Dividend Policy.........................................................................................33
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.............................................................34
    Form of Organization....................................................................................34
    Capitalization..........................................................................................34
    Shareholder Liability...................................................................................35
    Shareholder Meetings and Voting Rights..................................................................35
    Liquidation.............................................................................................36
    Liability and Indemnification of Trustees...............................................................36
    Shareholder Information.................................................................................37
    Control Persons and Principal Holders of Securities.....................................................37
FINANCIAL STATEMENTS AND EXPERTS............................................................................38
LEGAL MATTERS...............................................................................................38
ADDITIONAL INFORMATION......................................................................................38
Exhibit A--Form of Agreement and Plan of Reorganization....................................................A-1

                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
               PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Information Statement as Exhibit A.

WHY IS THE REORGANIZATION OCCURRING?

         Both Funds are managed and constructed in a similar style and composition. The proposed reorganization will allow shareholders of Balanced Return to own a fund that is similar in style, but with a lower fee structure and a stronger investment performance over the one, five and ten-year periods. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Balanced.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Balanced Return to Balanced in exchange for Class A, Class B and Class C shares of Balanced;

o    the assumption by Balanced of all of the liabilities of Balanced Return;

o the liquidation of Balanced Return by distribution of Class A, Class B and Class C shares of Balanced to Balanced Return's shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.


         The Reorganization is expected to be completed on or about May 19, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF BALANCED WILL I OWN?

         If you own Class A, Class B or Class C shares of Balanced Return, you will own Class A, Class B or Class C shares, respectively, of Balanced.

         The new shares you receive will have the same total value as your shares of Balanced Return, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows:

o COST SAVINGS: The total operating expenses of Balanced are less than the operating expenses of Balanced Return. As of October 31, 2005, Balanced's total operating expense ratios for Class A, Class B and Class C shares were 1.05%, 1.80% and 1.80%, respectively, of average daily net assets, while Balanced Return's total operating expense ratios were 1.68%, 2.43% and 2.43%, and net operating expense ratios were 1.64%, 2.39% and 2.38% for Class A, Class B and Class C, respectively, as of December 31, 2005.

o OPERATING EFFICIENCIES: Upon the reorganization of Balanced Return into Balanced, operating efficiencies may be achieved by Balanced because it will have a greater level of assets. As of December 31, 2005, Balanced Return's total net assets were approximately $46.8 million, and Balanced's total net assets were approximately $1.1 billion.


         After the Reorganization the value of your shares will depend on the performance of Balanced rather than that of Balanced Return. The Trustees of each of Engemann Funds and Phoenix Series Fund believe that the Reorganization will benefit both Balanced Return and Balanced. All of the costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Phoenix Investment Counsel, Inc. or one of its affiliates.

         Balanced will declare and pay dividends from net investment income quarterly, and like Balanced Return, Balanced will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class B or Class C shares of Balanced or distributed in cash, if you have so elected.

         The Trustees of Engemann Funds, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of Balanced Return, and that their interests will not be diluted as a result of the Reorganization.

         The Trustees of Phoenix Series Fund have also approved the Reorganization on behalf of Balanced.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class B or Class C shares, as applicable, of Balanced in the same manner as you did for your shares of Balanced Return before the Reorganization. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective and investment strategies of Balanced Return are substantially similar to those of Balanced. The investment objective of each Fund is fundamental, which means that it generally may not be changed without shareholder approval. However, no shareholder approval is required where, as here, the investment objective of a selling fund (Balanced Return) is not materially different from the investment objective of a surviving fund (Balanced).

         The following tables summarize a comparison of Balanced Return and Balanced with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statements of Additional Information relating to the Funds.

   -----------------------------------------------------------------------------
                      BALANCED RETURN
   ------------------ ----------------------------------------------------------
   Investment         Maximize total investment return consistent with
   Objective          reasonable risk.
   ------------------ ----------------------------------------------------------
   Principal          Under normal market conditions, the Fund invests in
   Investment         common stocks and fixed income securities of both U.S.
   Strategies         and foreign issuers. Generally, the Fund invests
                      approximately 60% in equity securities and 40% in fixed income securities; however, the balance between equity and fixed income securities, at any time, will be within the sole discretion of the adviser and subadviser.

                      The subadviser uses a blended approach in its equity security selection process, combining a pursuit of growth and income.

                      The subadviser uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The subadviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500. As of December 31, 2005, the market capitalization of the equity issuers in which the Fund was invested ranged from $986 million to $370.3 billion.

                      As to the fixed income portion of the Fund's portfolio, the Fund primarily invests in investment-grade securities, including corporate bonds, municipal bonds, agency and non-agency mortgage-backed securities, asset-backed securities and U.S. Treasury securities. The Fund may also invest in high yield-high risk securities, commonly referred to as "junk bonds."

                      Fixed income securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investment in various sectors (such as agency mortgage-backed
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                      securities, investment grade corporate bonds and commercial mortgage-backed securities) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability.

                      Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. On December 31, 2005, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.57 years; the modified adjusted duration of the Fund was 4.62 years.

                      Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. On December 31, 2005, the average adjusted maturity of the Lehman Brothers Aggregate Bond Index was 7.11 years; the average adjusted maturity of the Fund was 6.11 years.

                      The Fund generally invests less than 20% of its assets
                      in either foreign equity securities or foreign
                      corporate securities.
   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
                      BALANCED
   ------------------ ----------------------------------------------------------
   Investment         Reasonable income, long-term capital growth and
   Objective          conservation of capital.
   ------------------ ----------------------------------------------------------
   Principal          Under normal market circumstances, the Fund invests at
   Investment         least 65% of its assets in common stocks and fixed
   Strategies         income securities of both U.S. and foreign issuers.
                      Generally, the Fund invests approximately 60% in equity securities and 40% in fixed income securities.

                      The subadviser uses a blended approach in its equity security selection process, combining a pursuit of growth and income.

                      The subadviser uses a quantitative approach coupled
                      with fundamental analysis in its equity security
                      selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The subadviser seeks a
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                      desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500. As of December 31, 2005, the market capitalization of the equity issuers in which the Fund was invested ranged from $582 million to $370.3 billion.

                      As to the fixed income portion of the Fund's portfolio, the Fund primarily invests in investment-grade securities, including corporate bonds, municipal bonds, agency and non-agency mortgage-backed securities, asset-backed securities and U.S. Treasury securities. The Fund may also invest in high yield-high risk securities, commonly referred to as "junk bonds."

                      Fixed income securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investment in various sectors (such as agency mortgage-backed securities, investment grade corporate bonds and commercial mortgage-backed securities) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability.

                      Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the Fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. On December 31, 2005, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.57 years; the modified adjusted duration of the Fund was 4.57 years.

                      Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. On December 31, 2005, the average adjusted maturity of the Lehman Brothers Aggregate Bond Index was 7.11 years; the average adjusted maturity of the Fund was 5.95 years.

                      The Fund generally invests less than 20% of its assets
                      in either foreign equity securities or foreign
                      corporate securities.
   -----------------------------------------------------------------------------

         The principal risks of investing in Balanced are similar to those of investing in Balanced Return. They include:

o Market risk - the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies

o Interest rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

o Mortgage-related security risk - changes in interest rates generally affect the value of a mortgage-backed security; some mortgage-backed securities may be structured so that they may be particularly sensitive to changes in interest rates; and investment in mortgage-related securities are subject to special risks if the issuer of the security prepays the principal prior to the security's maturity (including increased volatility in the price of the security and wider fluctuations in response to interest rates)

o Asset-backed security risk - if non-mortgage asset-backed securities fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support the payments on the securities

o Municipal securities risk - Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source, which may not perform as expected. The market for municipal securities is often thin and can be temporarily affected by large purchases and sales

o High yield debt security risk - High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

         Balanced Return and Balanced may invest a portion of their assets in cash, cash equivalents such as U.S. Government securities, money market instruments, or high grade commercial paper as a temporary defensive strategy when, in the belief of the adviser, adverse market conditions warrant doing so. This strategy, which would be employed only in seeking to avoid losses, are inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

         The Funds' have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

         Because Balanced Return and Balanced have substantially similar investment objectives and investment strategies, it is not anticipated that the securities held by Balanced Return may be sold in significant amounts in order to comply with the policies and investment practices of Balanced in connection with the Reorganization. If any such sales occur, the transaction costs will be borne by Balanced. Such costs are ultimately borne by the Fund's shareholders.

HOW DO THE FUNDS FEES AND EXPENSES COMPARE?

         Balanced Return and Balanced each offers three classes of shares (Class A, Class B and Class C). You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B and Class C shares of each of the Funds. The table entitled "Balanced Pro Forma" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A, Class B and Class C shares of Balanced Return and Balanced set forth in the following tables and in the examples are based on the expenses for Balanced Return and Balanced for the twelve month period ended December 31, 2005, and October 31, 2005, respectively. The amounts for Class A, Class B and Class C shares of Balanced (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Balanced would have been for the twelve month period ended October 31 2005, assuming the Reorganization had taken place on November 1, 2004.

    Shareholder Fees (fees paid directly from your investment)
    ----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                             BALANCED RETURN                           BALANCED
                                             ---------------                           --------
----------------------------------- ------------ ----------- ------------ ----------- ------------ -----------
                                      Class A     Class B      Class C     Class A      Class B      Class C
                                      -------     -------      -------     -------      -------      -------
----------------------------------- ------------ ----------- ------------ ----------- ------------ -----------
Maximum Sales Charge (Load)            5.75%        None        None        5.75%        None         None
Imposed on a Purchase (as a
percentage of offering price)
----------------------------------- ------------ ----------- ------------ ----------- ------------ -----------
Maximum Deferred Sales Charge          None*        5%**        1%***       None*        5%**         1%***
(Load) (as a percentage of the
lesser of the value redeemed or
the amount invested)
----------------------------------- ------------ ----------- ------------ ----------- ------------ -----------
Maximum Sales Charge (Load)            None         None        None         None        None         None
Imposed on Reinvested Dividends
----------------------------------- ------------ ----------- ------------ ----------- ------------ -----------
Redemption Fee                         None         None        None         None        None         None
----------------------------------- ------------ ----------- ------------ ----------- ------------ -----------
Exchange Fee                           None         None        None         None        None         None
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                              BALANCED
                                             (PRO FORMA)
------------------------------ ------------- ------------ -------------
                                 Class A       Class B      Class C
                                 -------       -------      -------
------------------------------ ------------- ------------ -------------
Maximum Sales Charge (Load)       5.75%         None          None
Imposed on a Purchase (as a
percentage of offering price)
------------------------------ ------------- ------------ -------------
Maximum Deferred Sales            None*         5%**         1%***
Charge (Load) (as a
percentage of the lesser of
the value redeemed or the
amount invested)
------------------------------ ------------- ------------ -------------
Maximum Sales Charge (Load)       None          None          None
Imposed on Reinvested
Dividends
------------------------------ ------------- ------------ -------------
Redemption Fee                    None          None          None
------------------------------ ------------- ------------ -------------
Exchange Fee                      None          None          None
-----------------------------------------------------------------------

 Fees and Expenses (as a percentage of average daily net assets)
 ---------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                      BALANCED RETURN                                       BALANCED
                      ---------------                                       --------
------------------------ ----------- ----------- ----------- ------------- ----------- -------------
                          Class A     Class B     Class C      Class A      Class B      Class C
                          -------     -------     -------      -------      -------      -------
------------------------ ----------- ----------- ----------- ------------- ----------- -------------
Management Fees            0.80%       0.80%       0.80%        0.55%        0.55%        0.55%
------------------------ ----------- ----------- ----------- ------------- ----------- -------------
Distribution and           0.25%       1.00%       1.00%        0.25%        1.00%        1.00%
Service (12b-1)
Fees****
------------------------ ----------- ----------- ----------- ------------- ----------- -------------
Other Expenses             0.63%       0.63%       0.63%        0.25%        0.25%        0.25%
------------------------ ----------- ----------- ----------- ------------- ----------- -------------
Total Annual Fund          1.68%       2.43%       2.43%        1.05%        1.80%        1.80%
Operating Expenses
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                             BALANCED
                                            (PRO FORMA)
----------------------------- ------------- ------------ -------------
                                Class A       Class B      Class C
----------------------------- ------------- ------------ -------------
Management Fees                  0.55%         0.55%        0.55%
----------------------------- ------------- ------------ -------------
Distribution and Service         0.25%         1.00%        1.00%
(12b-1) Fees****
----------------------------- ------------- ------------ -------------
Other Expenses                   0.25%         0.25%        0.25%
----------------------------- ------------- ------------ -------------
Total Annual Fund Operating      1.05%         1.80%        1.80%
Expenses*****
----------------------------------------------------------------------

* A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

** The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

*** The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

**** Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

***** The fund's financial agent, Phoenix Equity Planning Corporation, has contractually agreed to waive a portion of its financial agent fee (excluding interest, taxes and extraordinary expenses) through the fund's merger date, so that other operating expenses do not exceed 0.50% of the first $50 million of the average daily net assets, which rate would be reduced at higher levels of net assets. Net Annual Fund Operating Expenses, after the waiver of administration fees, were 1.56% for Class A Shares, 2.31% for Class B Shares and 2.31% for Class C Shares. The financial agent will not seek to recapture any operating expenses reimbursed under this arrangement.


         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Balanced Return versus Balanced and Balanced Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

---------------------------------------------------------------------------------------------------
                                                   BALANCED RETURN
                                                   ---------------
                        One Year           Three Years          Five Years           Ten Years
                        --------           -----------          ----------           ---------
 Class A                  $736                $1,074              $1,435               $2,448
 Class B                  $646                 $958               $1,296               $2,581
 Class C                  $346                 $758               $1,296               $2,766
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                       BALANCED
                                                       --------
                        One Year           Three Years          Five Years           Ten Years
                        --------           -----------          ----------           ---------
 Class A                  $676                 $890               $1,121               $1,784
 Class B                  $582                 $765                $973                $1,914
 Class C                  $283                 $566                $975                $2,116
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                  BALANCED PRO FORMA
                                                  ------------------
                        One Year           Three Years          Five Years           Ten Years
                        --------           -----------          ----------           ---------
 Class A                  $676                 $890               $1,121               $1,784
 Class B                  $582                 $765                $973                $1,914
 Class C                  $283                 $566                $975                $2,116
---------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

---------------------------------------------------------------------------------------------------
                                                   BALANCED RETURN
                                                   ---------------
                        One Year           Three Years          Five Years           Ten Years
                        --------           -----------          ----------           ---------
 Class B                  $246                 $758               $1,296               $2,581
 Class C                  $246                 $758               $1,296               $2,766
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                       BALANCED
                                                       --------
                        One Year           Three Years          Five Years           Ten Years
                        --------           -----------          ----------           ---------
 Class B                  $182                 $565                $973                $1,914
 Class C                  $183                 $566                $975                $2,116
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                  BALANCED PRO FORMA
                                                  ------------------
                        One Year           Three Years          Five Years           Ten Years
                        --------           -----------          ----------           ---------
 Class B                  $182                 $565                $973                $1,914
 Class C                  $183                 $566                $975                $2,116
---------------------------------------------------------------------------------------------------

HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following charts show how the Class A shares of Balanced Return and Balanced have performed in the past. The Class A shares are the oldest class outstanding for Balanced Return and Balanced. The Class B and Class C shares of Balanced Return commenced operations on January 3, 1994. The Class B shares and Class C shares of Balanced commenced operations on July 15, 1994 and April 19, 2005, respectively. Past performance, before and after taxes, is not an indication of future results.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss for the Class A shares of Balanced and Balanced Return in each full calendar year over a ten-year period.

         These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund's average annual returns in the charts above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                 BALANCED RETURN

                                1996          17.78%
                                1997          18.98%
                                1998          29.12%
                                1999          18.10%
                                2000          -7.11%
                                2001         -12.12%
                                2002         -15.78%
                                2003          19.49%
                                2004           3.88%
                                2005          -0.71%

                         High Quarter: 4th - 1998 20.76%
                         Low Quarter: 3rd - 2001 -12.87%

                                    BALANCED

                                1996           8.58%
                                1997          18.33%
                                1998          18.52%
                                1999          10.76%
                                2000          -0.38%
                                2001           1.92%
                                2002         -11.56%
                                2003          18.60%
                                2004           7.17%
                                2005           1.48%

                         High Quarter: 4th - 1998 13.59%
                         Low Quarter: 3rd - 2002 -8.96%
           Year-to-date performance (through March 31, 2006) is 3.78%

         The next set of tables lists the average annual total return by class of Balanced Return and Balanced for the past one, five and ten years (through December 31, 2005). The after-tax returns shown are for Class A, the oldest class of Balanced Return and Balanced; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges and fund expenses and is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2005)(1)
         ----------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------

       BALANCED RETURN                             1 Year Ended        5 Years Ended        10 Years Ended
       ---------------                               12/31/05            12/31/05              12/31/05
                                                     --------            --------              --------
       ----------------------------------------- ------------------ -------------------- ----------------------

       Class A shares

       ----------------------------------------- ------------------ -------------------- ----------------------

           Return Before Taxes                        -6.42%              -2.98%                 5.49%

       ----------------------------------------- ------------------ -------------------- ----------------------

           Return After Taxes on
           Distributions(2)                           -6.66%              -3.37%                 4.15%

       ----------------------------------------- ------------------ -------------------- ----------------------

           Return After Taxes on Distributions
           and Sale of Fund Shares(2)                 -3.97%              -2.70%                 4.21%

       ----------------------------------------- ------------------ -------------------- ----------------------

       Class B shares

       ----------------------------------------- ------------------ -------------------- ----------------------

           Return Before taxes                        -5.39%              -2.56%                 5.31%

       ----------------------------------------- ------------------ -------------------- ----------------------

       Class C shares

       ----------------------------------------- ------------------ -------------------- ----------------------

           Return Before taxes                        -1.47%              -2.56%                 5.31%

       ----------------------------------------- ------------------ -------------------- ----------------------

       S&P 500 Index                                   4.93%               0.55%                 9.12%

       ----------------------------------------- ------------------ -------------------- ----------------------

       Lehman Brothers Aggregate Bond Index            2.43%               5.87%                 6.16%

       ----------------------------------------- ------------------ -------------------- ----------------------

       Balanced Benchmark                              4.01%               3.00%                 8.28%

       --------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------
       BALANCED                                      1 Year         5 Years        10 Years         Since
       --------                                       Ended          Ended           Ended        Inception
                                                    12/31/05        12/31/05       12/31/05       (Class C)
                                                    --------        --------       --------       ---------
       ------------------------------------------ -------------- --------------- -------------- ---------------

           Class A shares

       ------------------------------------------ -------------- --------------- -------------- ---------------

           Return Before Taxes                        -4.36%         1.84%           6.29%

       ------------------------------------------ -------------- --------------- -------------- ---------------

           Return After Taxes on                      -5.42%         0.85%           3.79%
           Distributions(2)
       ------------------------------------------ -------------- --------------- -------------- ---------------

           Return After Taxes on Distributions        -2.47%         1.09%           4.03%
           and Sale of Fund Shares(2)

       ------------------------------------------ -------------- --------------- -------------- ---------------

           Class B shares

       ------------------------------------------ -------------- --------------- -------------- ---------------

           Return Before Taxes                        -3.13%         2.29%           6.13%

       ------------------------------------------ -------------- --------------- -------------- ---------------

           Class C shares                                                                           4/19/05

       ------------------------------------------ -------------- --------------- -------------- ---------------

           Return Before Taxes                        --             --              --             2.60%

       ------------------------------------------ -------------- --------------- -------------- ---------------

           S&P 500 Index                              4.93%          0.55%           9.12%          9.75%

       ------------------------------------------ -------------- --------------- -------------- ---------------

           Lehman Brothers Aggregate Bond Index       2.43%          5.87%           6.16%          1.59%

       ------------------------------------------ -------------- --------------- -------------- ---------------

           Balanced Benchmark                         4.01%          3.00%           8.28%          6.47%

       --------------------------------------------------------------------------------------------------------

         (1) Each Fund's average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in the Fund's Class A shares and a full redemption in the Fund's Class B shares and Class C shares.

         (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                           --------------------------

         The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium- sized companies and is often used to indicate the performance of the overall stock market. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Balanced Benchmark is a composite index consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. Index performance does not reflect sales charges, any mutual fund expenses or any taxes.

         For a detailed discussion of the manner of calculating total return, please see the Funds' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Balanced is also contained in management's discussion of Balanced's performance, which appears in the most recent Annual Report of the Phoenix Series Fund relating to Balanced.

WHO WILL BE THE ADVISER AND SUBADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUB-ADVISORY FEES BE AFTER THE REORGANIZATION?

         Management of the Funds
         -----------------------

         The overall management of Balanced Return and Balanced is the responsibility of, and is supervised by, the respective Boards of Trustees of the Funds.

         Adviser
         -------

         Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser for each Fund and is responsible for the day-to-day management of each Fund's fixed income investment portfolio. The Adviser selects and pays the fees of the Subadviser for the Funds to manage the Funds' equity portfolio and monitors the Subadviser's management of each Fund.

         Facts about the Adviser:

         -----------------------------------------------------------------------
         o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

         o The Adviser acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients, with assets under management of approximately $19.3 billion as of December 31, 2005.

         o The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.
         -----------------------------------------------------------------------

         Subadviser
         ----------

         Engemann Asset Management (the "Subadviser") is the investment subadviser to the Funds. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of each Fund's equity investment portfolio.

         Facts about the Subadviser:

         -----------------------------------------------------------------------
         o The Subadviser is an indirect subsidiary of Phoenix Investment Partners, Ltd., which is the wholly-owned asset management subsidiary of The Phoenix Companies, Inc., and has been an investment adviser since 1969.

         o The Subadviser acts as adviser to three fund companies totaling six mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals.

         o The Subadviser had approximately $4.3 billion in assets under management as of December 31, 2005.

         o The Subadviser is located at 600 North Rosemead Boulevard, Pasadena, California 91107.
         -----------------------------------------------------------------------

         Portfolio Management
         --------------------

         Investment and trading decisions for Balanced are made by a team of equity and fixed-income professionals.

         David L. Albrycht is primarily responsible for the day-to-day decisions related to the fixed income holdings in Balanced's portfolio. He has served as portfolio manager of the fixed income portion of Balanced since 1997. He also serves as the senior portfolio manager for the Phoenix Multi-Sector Short Term Bond Fund, the Phoenix Multi-Sector Fixed Income Fund and the Phoenix Low-Duration Core Plus Bond Fund. In addition, he manages the fixed income portions of the Balanced Return and the Phoenix Income & Growth Fund. Mr. Albrycht is a Senior Managing Director, Fixed Income of PIC and has managed fixed income portfolios for PIC since 1992. He joined Phoenix in 1981 and since then has held positions of increasing responsibility.

         Steven L. Colton makes the investment and trading decisions for the equity portion of the Fund's portfolio. Mr. Colton is Senior Portfolio Manager of the equity portion of the Fund since 1999. He also serves as Senior Portfolio Manager for the Balanced Return, the Phoenix Growth & Income Fund, the Phoenix Income & Growth Fund and the Phoenix Worldwide Strategies Fund (domestic portion). Mr. Colton is a Senior Vice President and Senior Portfolio Manager of the Subadviser and has been with the Subadviser since 2005. Prior to joining the Subadviser, he was Managing Director, Senior Portfolio Manager of Phoenix, an affiliate of the Subadviser, since 1997.

         Advisory Fees
         -------------

         For its management and supervision of the daily business affairs of Balanced, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Balanced's net assets at the following annual rates:

----------------------------------------------------------

First $1 billion                              0.55%

---------------------------------------- -----------------

$1+ billion through $2 billion                0.50%

---------------------------------------- -----------------

$2+ billion                                   0.45%

----------------------------------------------------------

         Sub-advisory Fees
         -----------------

         Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Balanced. Balanced does not pay a fee to the Subadviser. The Adviser pays the Subadviser a sub-advisory fee calculated at the annual rate equal to 50% of the gross fee paid to the Adviser multiplied by the percentage of equity assets held by Balanced.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

         Prior to or at the completion of the Reorganization, Balanced Return and Balanced will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization has been structured so that no gain or loss will be recognized by Balanced Return or its shareholders for federal income tax purposes as a result of receiving shares of Balanced in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Balanced that are received by the shareholders of Balanced Return will be the same as the holding period and aggregate tax basis of the shares of Balanced Return previously held by such shareholders, provided that such shares of Balanced Return are held as capital assets. In addition, the holding period and tax basis of the assets of Balanced Return in the hands of Balanced as a result of the Reorganization will be the same as in the hands of Balanced Return immediately prior to the Reorganization, and no gain or loss will be recognized by Balanced upon the receipt of the assets of Balanced Return in exchange for shares of Balanced and the assumption by Balanced of Balanced Return's liabilities.

RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

         Yes. The risk factors are similar due to the substantially similar investment objectives and investment policies of Balanced Return and Balanced. The risks of Balanced are described in greater detail in that Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

----------------------------------------------------------------------------------------------------------------------

                                       Each of the Funds is subject to MARKET RISk.

-------------------------------------- -------------------------------------------------------------------------------

BALANCED RETURN                        Invests approximately 60% of its assets in equity securities.

-------------------------------------- -------------------------------------------------------------------------------

BALANCED                               Invests approximately 60% of its assets in equity securities.

----------------------------------------------------------------------------------------------------------------------

         The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Fund's Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Fund could also miss attractive investment opportunities if its Subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Subadviser overweights fixed income markets or industries where there are significant declines.

----------------------------------------------------------------------------------------------------------------------

                                       Each of the Funds is subject to MARKET CAPITALIZATION RISK.

-------------------------------------- -------------------------------------------------------------------------------

BALANCED RETURN                        Primarily purchases equity securities of large capitalization companies but may purchase equity securities of companies of any capitalization.

-------------------------------------- -------------------------------------------------------------------------------

BALANCED                               Primarily purchases equity securities of large capitalization companies and may purchase equity securities of companies in the small and medium capitalization ranges.

----------------------------------------------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

----------------------------------------------------------------------------------------------------------------------

                                       Each of the Funds is subject to INTEREST RATE RISK.

-------------------------------------- -------------------------------------------------------------------------------

BALANCED RETURN                        Invests approximately 40% of its assets in fixed income securities.

-------------------------------------- -------------------------------------------------------------------------------

BALANCED                               Invests approximately 40% of its assets in fixed income securities.

----------------------------------------------------------------------------------------------------------------------

         The values of debt securities, such as U.S. government securities, are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Fund invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Fund's fixed income investments will affect the volatility of the Fund's share price.

-----------------------------------------------------------------------------------------------------------------

                                         Each of the Funds is subject to CREDIT RISK.

---------------------------------------- ------------------------------------------------------------------------

BALANCED RETURN                          Invests in debt securities, including mortgage- and asset-backed securities.

---------------------------------------- ------------------------------------------------------------------------

BALANCED                                 Invests in debt securities, including mortgage- and asset-backed securities.

-----------------------------------------------------------------------------------------------------------------

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Fund invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

-----------------------------------------------------------------------------------------------------------------

                                         Each of the Funds is subject to FOREIGN INVESTMENT RISK.

---------------------------------------- ------------------------------------------------------------------------

BALANCED RETURN                          May invest in securities of foreign issuers.

---------------------------------------- ------------------------------------------------------------------------

BALANCED                                 May invest in securities of foreign issuers.

-----------------------------------------------------------------------------------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Fund's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly great risks to investors.

-------------------------------------------------------------------------------------------------------------------------

                                         Each of the Funds is subject to MORTGAGE-RELATED SECURITY RISK.

---------------------------------------- --------------------------------------------------------------------------------

BALANCED RETURN                          May invest in mortgage-backed securities.

---------------------------------------- --------------------------------------------------------------------------------

BALANCED                                 May invest in mortgage-backed securities.

-------------------------------------------------------------------------------------------------------------------------

         Mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that a Fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal. Further, a Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment represented by the premium the Fund paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Fund's shares to fluctuate more.

--------------------------------------------------------------------------------------------------------------------

                                         Each of the Funds is subject to ASSET-BACKED SECURITY RISK.

---------------------------------------- ---------------------------------------------------------------------------

BALANCED RETURN                          May invest in non-mortgage asset-backed securities.

---------------------------------------- ---------------------------------------------------------------------------

BALANCED                                 May invest in non-mortgage asset-backed securities.

--------------------------------------------------------------------------------------------------------------------

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles on credit cared receivables may be insufficient to support the payments on the securities.

--------------------------------------------------------------------------------------------------------------------

                                         Each of the Funds is subject to Municipal Security Risk.

---------------------------------------- ---------------------------------------------------------------------------

Balanced Return                          May invest in municipal bonds.

---------------------------------------- ---------------------------------------------------------------------------

Balanced                                 May invest in municipal bonds.

--------------------------------------------------------------------------------------------------------------------

         Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

------------------------------------------------------------------------------------------------------------------------

                                         Each of the Funds is subject to HIGH YIELD DEBT SECURITY RISK.

---------------------------------------- --------------------------------------------------------------------------------

Balanced Return                          May invest in high yield-high risk securities.

---------------------------------------- -------------------------------------------------------------------------------

Balanced                                 May invest in high yield-high risk securities.

------------------------------------------------------------------------------------------------------------------------

         High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Fund with high yield debt securities may be more susceptible to credit risk and market risk than a Fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Fund's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         Both Funds are managed and constructed in a similar style and composition. The proposed Reorganization will allow shareholders of Balanced Return to own a fund that is similar in style, but with a lower fee structure and a greater amount of assets. In addition, Balanced has outperformed Balanced Return over the one, five and ten year periods. The Reorganization should also create better efficiencies for the portfolio management team and perhaps lower fees for Balanced.

         At a regular meeting held on February 16, 2006, all of the Trustees of Engemann Funds on behalf of Balanced Return, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Balanced Return, and that the interests of existing shareholders of Balanced Return will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that the historical performance of Balanced Return and Balanced over all time periods was similar.

         The Trustees considered the relative asset size of each Fund, including the benefits of Balanced Return joining with a larger entity. As of December 31, 2005, Balanced Return's assets were approximately $46.8 million and Balanced's assets were approximately $1.1 billion.

         In addition, the Trustees considered, among other things:

o  the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the expense ratio and management fee of Balanced are lower than those of Balanced Return;

o the fact that Balanced Return and Balanced have substantially similar investment objectives and principal investment strategies;

o the fact that PIC or one of its affiliates will bear the expenses incurred by the Funds in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

o  the fact that Balanced will assume all of the liabilities of Balanced Return;

o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of Balanced Return, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of Engemann Funds met with counsel to the Independent Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Engemann Funds concluded that the proposed Reorganization would be in the best interests of Balanced Return and its shareholders. Consequently, they approved the Plan.

         The Trustees of Phoenix Series Fund have also approved the Plan on behalf of Balanced.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

         The Plan provides that all of the assets of Balanced Return will be acquired by Balanced in exchange for Class A, Class B and Class C shares of Balanced and the assumption by Balanced of all of the liabilities of Balanced Return on or about May 19, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Balanced Return will endeavor to discharge all of its known liabilities and obligations. Balanced Return will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

         At or prior to the Closing Date, Balanced Return will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of each class of Balanced to be received by the shareholders of Balanced Return will be determined by multiplying the respective outstanding class of shares of Balanced Return by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Balanced Return by the net asset value per share of the respective class of shares of Balanced. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Balanced, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         Immediately after the transfer of its assets to Balanced, Balanced Return will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Balanced received by Balanced Return. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Balanced Return's shareholders on Balanced's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Balanced due to Balanced Return's shareholders. All issued and outstanding shares of Balanced Return will be canceled. The shares of Balanced to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Balanced Return will be terminated.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of Balanced Return and Balanced; (b) by either Balanced Return or Balanced if the Reorganization has not occurred on or before October 31, 2006 or
(c) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by Balanced Return and Balanced in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Balanced Return, Balanced or their shareholders.

         If the Reorganization is not consummated, the Trustees of Engemann Funds will consider other possible courses of action which may be in the best interests of Balanced Return shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Balanced Return and Balanced will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

1. The transfer of all of the assets of Balanced Return solely in exchange for shares of Balanced and the assumption by Balanced of the liabilities of Balanced Return followed by the distribution of Balanced's shares to the shareholders of Balanced Return in dissolution and liquidation of Balanced Return, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Balanced Return and Balanced will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

2. No gain or loss will be recognized by Balanced upon the receipt of the assets of Balanced Return solely in exchange for the shares of Balanced and the assumption by Balanced of the liabilities of Balanced Return;

3. No gain or loss will be recognized by Balanced Return on the transfer of its assets to Balanced in exchange for Balanced's shares and the assumption by Balanced of the liabilities of Balanced Return or upon the distribution (whether actual or constructive) of Balanced's shares to Balanced Return's shareholders in exchange for their shares of Balanced Return;

4. No gain or loss will be recognized by Balanced Return's shareholders upon the exchange of their shares of Balanced Return for shares of Balanced in liquidation of Balanced Return;

5. The aggregate tax basis of the shares of Balanced received by each shareholder of Balanced Return pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Balanced Return held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Balanced received by each shareholder of Balanced Return will include the period during which the shares of Balanced Return exchanged therefor were held by such shareholder (provided that the shares of Balanced Return were held as a capital asset on the date of the Reorganization); and

6. The tax basis of the assets of Balanced Return acquired by Balanced will be the same as the tax basis of such assets to Balanced Return immediately prior to the Reorganization, and the holding period of such assets in the hands of Balanced will include the period during which the assets were held by Balanced Return.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the

Code, Balanced Return would recognize gain or loss on the transfer of its assets to Balanced and each shareholder of Balanced Return would recognize a taxable gain or loss equal to the difference between its tax basis in its Balanced Return shares and the fair market value of the shares of Balanced it received.

         As of December 31, 2005, Balanced Return had capital loss carryforward of $15,866,669. Balanced's utilization after the Reorganization of any pre-Reorganization losses realized by Balanced Return to offset gains realized by Balanced could be subject to limitation in future years.

PRO-FORMA CAPITALIZATION

         The following table sets forth the capitalization of Balanced Return and Balanced as of October 31, 2005, and the capitalization of Balanced on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.84 Class A shares, 1.80 Class B shares and 1.81 Class C shares of Balanced for each Class A, Class B and Class C share, respectively, of Balanced Return.

                       CAPITALIZATION OF BALANCED RETURN, BALANCED AND
                                    BALANCED (PRO FORMA)

-------------------------------------------------------------------------------------------------------
                                                                                         Balanced
                                                                                    Pro-forma (After
                               Balanced Return      Balanced         Adjustments     Reorganization)
                               ---------------      --------         -----------     ---------------
------------------------------ ---------------- ------------------ ---------------- -------------------
Net Assets
Class A                            $35,391,393     $1,000,789,776                       $1,036,181,169
Class B                             $7,221,602        $19,970,309                          $27,191,911
Class C                             $4,728,819        $81,110,711                          $85,839,530
Total Net Assets                   $47,341,814     $1,101,870,796                       $1,149,212,610
------------------------------ ---------------- ------------------ ---------------- -------------------
Net Asset Value Per Share
Class A                             $26.75            $14.55                               $14.55
Class B                             $26.09            $14.50                               $14.50
Class C                             $26.17            $14.49                               $14.49
------------------------------ ---------------- ------------------ ---------------- -------------------
Shares Outstanding
Class A                              1,322,967         68,765,023        1,108,802          71,196,792
Class B                                276,766          1,376,855          221,128           1,874,749
Class C                                180,720          5,596,057          145,535           5,922,312
------------------------------ ---------------- ------------------ ---------------- -------------------
Total Shares Outstanding             1,780,453         75,737,935                           78,993,853
-------------------------------------------------------------------------------------------------------

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

         PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Balanced is authorized to issue three classes of shares: Class A, Class B and Class C. Balanced Return currently offers Class A, Class B and Class C shares. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Balanced Return owning Class A, Class B or Class C shares will receive Class A, Class B or Class C shares, respectively, of Balanced. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Balanced under which the Fund may pay a service fee at an annual rate which may not exceed 0.25 % of average daily net assets attributable to the Class.

         Class B shares are sold with a contingent deferred sales charge ("CDSC") which ranges from 5.00% to 2.00% if shares are redeemed within 5 years of their purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class B shares acquired as a result of the Reorganization, the length of time you hold shares in Balanced will be added to the length of time you held shares in Balanced Return. If you acquire Class B shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Balanced Return. Class B shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class B shares of Balanced under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Reorganization to shareholders of Balanced Return will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of Balanced Return were originally purchased.

         Class C shares are sold without a front-end sales charge and are subject to a 1.00% CDSC if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Balanced will be added to the length of time you held shares in Balanced Return. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Balanced Return. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of Balanced under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00 % of average daily net assets attributable to the Class. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of

Balanced Return in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

         In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class B and Class C shares and the distribution arrangements applicable to these Classes of shares are contained in the Prospectus and Statement of Additional Information relating to Balanced.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. Subject to certain exceptions, the minimum initial purchase requirement for each Fund is $500 and the minimum for subsequent purchases of each Fund is $25. For more information, see "Your Account" and "How to Buy Shares" in each Fund's Prospectus. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's Prospectus. Each Fund may involuntarily redeem shareholders' accounts that have a balance below $200, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Balanced Return and Balanced currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

         On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectuses.

DIVIDEND POLICY

         Balanced Return distributes net investment income at least annually. Balanced distributes net investment income quarterly. Both Funds distribute net realized capital gains, if any, at least annually.

         All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectuses for further information concerning dividends and distributions.

         Each Fund has qualified, and Balanced intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Balanced Return is a series of Engemann Funds, a diversified open-end management investment company registered with the SEC under the 1940 Act that was originally organized under Massachusetts law in 1986 as a business trust and was reorganized as a Delaware statutory trust in 2001. Balanced is a series of Phoenix Series Fund, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized under Massachusetts law in 1958 as a business trust and was reorganized as a Delaware statutory trust in 2000. Engemann Funds and Phoenix Series Fund are governed by their respective Agreements and Declarations of Trust ("Declarations of Trust") and Bylaws, a Board of Trustees, and applicable Delaware law. Engemann Funds and Phoenix Series Fund is each organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Phoenix Series Fund currently consist of Balanced and five other mutual funds of various asset classes, while Engemann Funds consists of Balanced Return and three other mutual funds.

CAPITALIZATION

         The beneficial interests in Engemann Funds and Phoenix Series Fund are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of each of Engemann Funds and Phoenix Series Fund permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

         Shares of Balanced and Balanced Return are offered in three classes (Class A, Class B and Class C). Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Engemann Funds or Phoenix Series Fund or a shareholder of Engemann Funds or Phoenix Series Fund is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Engemann Funds and Phoenix Series Fund to liability. To guard against this risk, the Declaration of Trust of each of Engemann Funds and Phoenix Series Fund (a) provides that any written obligation of Engemann Funds or Phoenix Series Fund, as the case may be, may contain a statement that such obligation may only be enforced against the assets of Engemann Funds or Phoenix Series Fund, as the case may be, or the particular series in question and the obligation is not binding upon the shareholders of Engemann Funds or Phoenix Series Fund, as the case may be; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Engemann Funds or Phoenix Series Fund, as the case may be. Accordingly, the risk of a shareholder of Engemann Funds or Phoenix Series Fund incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law;
(2) no contractual limitation of liability was in effect; and (3) Engemann Funds or Phoenix Series Fund, as the case may be, itself is unable to meet its obligations. In light of Delaware law, the nature of each of Engemann Funds' and Phoenix Series Fund's business, and the nature of their assets, the risk of personal liability to a shareholder of Engemann Funds or Phoenix Series Fund is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Engemann Funds and Phoenix Series Fund, on behalf of Balanced Return and Balanced, respectively, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Engemann Funds or Phoenix Series Fund. In addition, each of Engemann Funds and Phoenix Series Fund is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Engemann Funds nor Phoenix Series Fund currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Engemann Funds or Phoenix Series Fund.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of Engemann Funds and Phoenix Series Fund, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of Engemann Funds or Phoenix Series Fund may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Engemann Funds or Phoenix Series Fund, as the case may be, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of each of Engemann Funds and Phoenix Series Fund, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         The Declaration of Trust of each of Engemann Funds and Phoenix Series Fund provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize Engemann Funds or Phoenix Series Fund, as the case may be, as a corporation or other entity, (2) merge Engemann Funds or Phoenix Series Fund, as the case may be, into another entity, or merge, consolidate or transfer the assets and liabilities of a Fund or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of each of Engemann Funds and Phoenix Series Fund may also terminate Engemann Funds or Phoenix Series Fund, as the case may be, a Fund, or a class of shares upon written notice to the shareholders.

LIQUIDATION

         In the event of the liquidation of Engemann Funds or Phoenix Series Fund, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Engemann Funds or Phoenix Series Fund, the Fund or attributable to the class over the liabilities belonging to Engemann Funds or Phoenix Series Fund, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of a class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of each of Engemann Funds and Phoenix Series Fund, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and Bylaws of each of Engemann Funds and Phoenix Series Fund, each Trustee of Engemann Funds or Phoenix Series Fund, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Engemann Funds or Phoenix Series Fund, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Engemann Funds or Phoenix Series Fund, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Engemann Funds and Phoenix Series Fund may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Engemann Funds or Phoenix Series Fund, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Bylaws of each of Engemann Funds and Phoenix Series Fund and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, Bylaws and Delaware law directly for more complete information.

SHAREHOLDER INFORMATION

         As of March 31, 2006, the total number of shares of Balanced Return outstanding was as follows:

        ----------------------------------------------------------------------

                                                    NUMBER OF SHARES
                                                    ----------------
        ----------------------------------- ----------------------------------

        CLASS A                                         1,201,816

        CLASS B                                           250,002

        CLASS C                                           150,079
        ----------------------------------- ----------------------------------

        TOTAL                                           1,601,897
        ----------------------------------------------------------------------

         As of March 31, 2006, the officers and Trustees of Engemann Funds, as a group, owned beneficially or of record less than 1% of the outstanding shares of Balanced Return.

         As of March 31, 2006, the officers and Trustees of the Phoenix Series Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of Balanced.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2006, there were no beneficial owners or record owners of more than 5% of the shares of Balanced Return or Balanced, except as follows:

BALANCED RETURN
----------------------------------------------------------------------------------------------------------------------
                                                                             % OF SHARES OF        % OF SHARES OF
                  NAME AND ADDRESS                      NO. OF SHARES       PORTFOLIO BEFORE      PORTFOLIO AFTER
                                                                             REORGANIZATION        REORGANIZATION
----------------------------------------------------------------------------------------------------------------------

Wells Fargo Bank NA FBO
Industry Employees ISP - Phoenix Engemann
XXXXXXX-011                                                191,544                12%                  0.47%
P.O. Box 1533
Minneapolis, MN 55480-1533

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                             % OF SHARES OF        % OF SHARES OF
                  NAME AND ADDRESS                     NO. OF SHARES        PORTFOLIO BEFORE      PORTFOLIO AFTER
                                                                             REORGANIZATION        REORGANIZATION
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch, Pierce Fenner & Smith Omibus
For The Sole Benefit
Of Its Customers                                           140,107                8.7%                 0.35%
Attn Fund Administration
4800 Deer Lake Dr E Fl 3
Jacksonville, FL 32246-6484

----------------------------------------------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Engemann Funds relating to Balanced Return, for the year ended December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Phoenix Series Fund relating to Balanced, for the year ended October 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Balanced will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies.

ADDITIONAL INFORMATION

         Engemann Funds and Phoenix Series Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.



May 15, 2006

                                                                       EXHIBIT A


                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 12th day of April, 2006, by and between Phoenix Series Fund, a Delaware statutory trust (the "Acquiring Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Balanced Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and The Phoenix-Engemann Funds, a Delaware statutory trust (the "Selling Trust"), on behalf of the Phoenix Balanced Return Fund (the "Acquired Fund"), a separate series of the Selling Trust.


         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


         The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.


         The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not "interested persons" of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholder, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.


         The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not "interested persons" of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.


         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").


         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").


         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.


         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.


         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.


         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.


2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Acquiring Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.


         2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.


         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Fund Share, determined in accordance with paragraph 2.2.


         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Acquiring Trust.


3.       CLOSING AND CLOSING DATE


         3.1 The Closing Date shall be May 19, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.


         3.2 The Selling Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.


         3.3 The Selling Trust shall direct PEPCO (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the

Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.


4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:


         (a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Selling Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;


         (b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;


         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;


         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;


         (e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

         (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound;


         (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;


         (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2005, have been audited by PricewaterhouseCoopers, LLP ("PWC"), independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;


         (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;


         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;


         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;


         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and


         (o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.


         4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:


         (a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;


         (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;


         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund as of the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;


         (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust on behalf of the Acquiring Fund is a party or by which it is bound;


         (f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;


         (g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;


         (h) The audited financial statements of the Acquiring Fund at October 31, 2005 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;


         (i) Since October 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;


         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;


         (k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;


         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;


         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


         (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired
Fund);


         (o) The information to be furnished by the Acquiring Trust for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and


         (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.


5.       COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED
         FUND

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.


         5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund's shares.


         5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.


         5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.


         5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.


         5.7 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.


6.       COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE
         ACQUIRING FUND

         6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.


         6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.


         6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.


         6.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.


7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust's election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:


         7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;


         7.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and


         7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.


8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust's election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:


         8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;


         8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;


         8.3. The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

         8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and


         8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.


9.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
         ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:


         9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;


         9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;


         9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and


         9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement, shall for federal income tax purposes, qualify under the continuity of business enterprise (COBE) requirements for corporate reorganizations as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.4.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Selling Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


         10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Investment Counsel, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund's prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.


11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.


         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.


12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.


13.      WAIVER

         The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Trust may not waive the condition set forth in paragraph 9.4.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust.


15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301,
Attn: General Counsel.


16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


         16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.


         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


         16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.


         16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.




Attest:                             PHOENIX SERIES FUND ON BEHALF OF ITS
                                    SERIES PHOENIX BALANCED FUND


                                    By:
-------------------------------         -------------------------------
By:
Title:                              Title:


Attest:                             THE PHOENIX-ENGEMANN FUNDS ON
                                    BEHALF OF ITS SERIES PHOENIX BALANCED RETURN
                                    FUND


                                    By:
-------------------------------         -------------------------------
By:
Title: Secretary                    Title:



                                    Agreed and accepted as to
paragraph 10.2 only:

Attest:                             PHOENIX INVESTMENT COUNSEL, INC.


                                    By:
-------------------------------         -------------------------------
By:
Title:                              Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                          PHOENIX BALANCED RETURN FUND

                                   a series of

                           THE PHOENIX-ENGEMANN FUNDS
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and In Exchange For Shares of

                              PHOENIX BALANCED FUND

                                   a series of

                               PHOENIX SERIES FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574



This Statement of Additional Information, dated May 15, 2006, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Balanced Return Fund ("Balanced Return"), a series of The Phoenix-Engemann Funds ("Engemann Funds") to Phoenix Balanced Fund ("Balanced"), a series of Phoenix Series Fund, in exchange for Class A, Class B and Class C shares of beneficial interest, no par value, of Balanced (to be issued to holders of shares of Balanced Return), consists of the information set forth below pertaining to Balanced Return and Balanced and the following described documents, each of which is attached hereto and incorporated by reference herein:


         (1) The Statement of Additional Information of Balanced Return, dated May 1, 2006 (to be filed by Post-Effective Amendment);

         (2) The Statement of Additional Information of Balanced dated February 15, 2006;

         (3) Annual Report of Balanced Return for the year ended December 31, 2005; and

         (4) Annual Report of Balanced for the year ended October 31, 2005.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Balanced Return and Balanced dated May 15, 2006. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Engemann Funds or Phoenix Series Fund at the telephone numbers or addresses set forth above.

                               PHOENIX SERIES FUND
                              PHOENIX BALANCED FUND
                           PHOENIX CAPITAL GROWTH FUND
                             PHOENIX CORE BOND FUND
                             PHOENIX HIGH YIELD FUND
                           PHOENIX MID-CAP GROWTH FUND
                            PHOENIX MONEY MARKET FUND

                               101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 15, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Series Fund (the "Trust"), dated February 15, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE

The Trust..................................................................   1
Investment Restrictions....................................................   1
Investment Techniques and Risks............................................   2
Performance Information....................................................  12
Portfolio Turnover.........................................................  15
Portfolio Transactions and Brokerage.......................................  15
Disclosure of Fund Holdings................................................  16
Services of the Adviser and Subadvisers....................................  18
Portfolio Managers.........................................................  21
Net Asset Value............................................................  23
How to Buy Shares..........................................................  24
Alternative Purchase Arrangements..........................................  24
Investor Account Services..................................................  27
How to Redeem Shares.......................................................  29
Dividends, Distributions and Taxes.........................................  30
Tax-Sheltered Retirement Plans.............................................  34
The Distributor............................................................  35
Distribution Plans.........................................................  36
Management of the Trust....................................................  37
Additional Information.....................................................  44
Appendix...................................................................  46

                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926


PXP427B (2/06)

                                    THE TRUST

    The Trust is a diversified open-end management investment company that was organized under Massachusetts law in 1958 as a business trust, and was reorganized as a Delaware statutory trust in November 2000. The Trust presently comprises six series: the Phoenix Balanced Fund (the "Balanced Fund"); Phoenix Capital Growth Fund (the "Capital Growth Fund"); Phoenix Core Bond Fund (the "Core Bond Fund"), Phoenix High Yield Fund (the "High Yield Fund"); Phoenix Mid-Cap Growth Fund (the "Mid-Cap Growth Fund"); and Phoenix Money Market Fund (the "Money Market Fund"); each a "Fund" and, collectively, the "Funds."

    The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    Each Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Money Market Fund may invest more than 25% of its assets in instruments issued by domestic banks.

    (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.


                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following practices or techniques in pursuing their investment obligations.

BORROWING

   The Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

CREDIT LINKED NOTES

   Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap ("CDS") transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

DEFERRED COUPON DEBT SECURITIES

   The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Funds at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of a Fund's shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

DELAYED-DELIVERY TRANSACTIONS

   Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

   When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

   When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

   A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

   When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Funds, except the Money Market Fund, may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company. (See "Dividends, Distributions and Taxes.")

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN SECURITIES

   The Funds, except the Money Market Fund, may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   YANKEE BONDS. The Core Bond Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   The High Yield Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade ("CBT") and the International Monetary Market of the Chicago Mercantile Exchange ("CME"). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange ("LIFFE") and the Singapore International Monetary Exchange ("SIMEX").

   The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

   As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

   The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

   When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

   The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

   LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When entering into a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

   When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

   In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

   The requirements for qualification as a regulated investment company ("RIC") also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

   RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. Using futures contracts and related options involves certain risks, including: (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that in its use of futures and related options, the Fund may not outperform a fund that does not make use of those instruments; (3) the fact that no assurance can be given that active markets will be available to offset positions; (4) the fact that futures contracts and options on futures may be closed out, by entering into an offsetting position, only on the exchange on which the contracts were entered into or through a linked exchange; (5) the risk that the value of the assets underlying the futures contract on the date of delivery will vary significantly from the amount which the Fund has agreed to pay or the price at which the Fund has agreed to sell under such contract, thereby subjecting the Fund to losses; and (6) the fact that successful use of futures contracts and related options for hedging purposes will depend upon the ability of the adviser to predict correctly movements in the direction of the overall interest rate and foreign currency markets.

   The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

ILLIQUID SECURITIES

   The Funds, except the Money Market Fund, may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

INTEREST RATE TRANSACTIONS

   The High Yield Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The adviser believes it is possible to reduce the effect of interest rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

   Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Fund. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOAN PARTICIPATIONS

   The High Yield Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.

MONEY MARKET INSTRUMENTS

   Certain money market instruments used extensively by the Money Market Fund, and to a lesser extent by the other Funds, are described below.

   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-BACKED SECURITIES

   Securities issued by GNMA and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

OPTIONS

   The Funds, except the Money Market Fund, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will specifically designate on its accounting records cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. This amount may be applied to a Fund's obligation to specifically designate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to correctly predict movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

PARTICIPATION ON CREDITORS' COMMITTEES

   The High Yield Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

RESTRICTED SECURITIES

   The High Yield Fund may purchase securities which cannot be sold in the public market without first being registered with the SEC provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.

STRIPPED MORTGAGE-RELATED SECURITIES

   The cash flows and yields on interest-only ("IO") and principal-only ("PO") classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets in the High Yield Fund. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on the PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

SWAP AGREEMENTS

   All funds, except the Money Market Fund, may enter into interest rate, index and currency exchange rate swap agreements, and the High Yield Fund may also enter into credit default and total return swap agreements, for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. In addition to the interest rate swap agreements discussed under "Interest Rate Transactions", the High Yield Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment.

ZERO COUPON, STEP COUPON AND PIK BONDS

   The High Yield Fund may invest in zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar,

Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), S&P 500/Barra Growth Index, Balanced Benchmark, Consumer Price Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index, Lehman Brothers High Yield 2% Issuer Cap Index, Merrill Lynch High Yield Master II Index, Russell Midcap Growth Index and Russell 1000(R) Growth Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD

   The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7)] -1

   For the 7-day period ending October 31, 2005, the yield of the Money Market Fund was 3.00% for Class A Shares. For the same period, the effective yield of this Fund was 3.04% for Class A Shares.

   Quotations of yield for the Balanced, Core Bond and High Yield Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or class of a
Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or class on the last day of the period, according to the following formula:

   YIELD = 2[(a-b)+ 1)(6) -1]
              ---
              cd

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

   The yields for each class of shares for the Funds indicated for the 30-day period ended October 31, 2005 were as follows:

                     Class A Shares        Class B Shares         Class C Shares
                     --------------        --------------         --------------
Balanced Fund            2.03%                  1.41%                 1.41%
Core Bond Fund           3.81%                  3.25%                 3.25%
High Yield Fund          6.30%                  5.85%                 5.85%

TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The average annual total return for each class of the Funds for the indicated periods ended October 31, 2005 were as follows:


                                                          One            5 Years        10 Years         Commencement of
                                                       Year Ended         Ended           Ended           Operations to
                                                        10/31/05        10/31/05        10/31/05            10/31/05(1)
                                                        --------        --------        --------            --------
BALANCED FUND
Class A
     Return Before Taxes                                 -2.73%           0.87%           6.50%                N/A
     Return After Taxes on Distribution                  -3.80%          -0.58%           3.83%                N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares(2)                          -0.81%           0.10%           4.09%                N/A
Class B  Return Before Taxes                             -1.41%           1.32%           6.34%                N/A
Class C  Return Before Taxes                              N/A             N/A             N/A                 -0.25%

CAPITAL GROWTH FUND
Class A
     Return Before Taxes                                 -1.24%         -12.41%           1.87%                N/A
     Return After Taxes on Distribution                  -1.24%         -12.64%          -0.06%                N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares(2)                          -0.81%         -10.07%           0.97%                N/A
Class B  Return Before Taxes                              0.03%         -12.03%           1.72%                N/A

CORE BOND FUND
Class A
     Return Before Taxes                                 -4.42%           3.42%           3.98%                N/A
     Return After Taxes on Distribution                  -6.07%           1.26%           1.67%                N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares(2)                          -2.87%           1.61%           1.94%                N/A
Class B  Return Before Taxes                             -4.11%           3.66%           3.72%                N/A
Class C  Return Before Taxes                             -0.40%           3.63%            N/A                3.80%

HIGH YIELD FUND
Class A
     Return Before Taxes                                 -2.49%           1.76%           3.57%                N/A
     Return After Taxes on Distribution                  -4.83%          -1.43%           0.03%                N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares(2)                          -1.62%          -0.48%           0.85%                N/A
Class B  Return Before Taxes                             -2.35%           1.96%           3.26%                N/A
Class C  Return Before Taxes                              1.66%           1.99%            N/A                0.01%

MID-CAP GROWTH FUND
Class A
     Return Before Taxes                                  8.46%         -12.96%           6.07%                N/A
     Return After Taxes on Distribution                   8.46%         -13.28%           3.59%                N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares(2)                           5.50%         -10.50%           3.81%                N/A
Class B  Return Before Taxes                             10.20%         -12.57%           5.91%                N/A
Class C  Return Before Taxes                             14.23%           N/A              N/A               -6.74%

(1) Since inception, February 27, 1998 for Class C High Yield; October 11, 1999 for Class C Core Bond January 2, 2001 for Class C Mid-Cap Growth and April 19, 2005 for Class C Balanced Fund.

(2) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, or Class C Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% for the Core Bond and High Yield Funds and 5.75% for the Balanced, Capital Growth and Mid-Cap Growth Funds, and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.


                               PORTFOLIO TURNOVER

   Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses and other costs, which must be borne directly by a Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical portfolio turnover rates for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) can be found under the heading "Financial Highlights" in the Trust's prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the Adviser and/or Subadviser (throughout this section, the "Adviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Adviser's and/or Subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its Adviser, and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees review these procedures at least annually, or more frequently if deemed appropriate.

   For the fiscal years ended October 31, 2003, 2004 and 2005, brokerage commissions paid by the Trust on portfolio transactions totaled $4,507,352, $4,165,459 and $2,219,544, respectively. In the fiscal years ended October 31, 2003, 2004 and 2005, the Trust paid brokerage commissions of $279,144, $36,636 and $0, respectively, to PXP Securities Corp., an affiliate of its Distributor. Brokerage commissions of $892,584 paid during the fiscal year ended October 31, 2005, were paid on portfolio transactions aggregating $764,681,021 executed by brokers who provided research and other statistical information.


                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

 ----------------------------------------------------------------------------------------------------------------
                                                                                TIMING OF RELEASE OF PORTFOLIO
 TYPE OF SERVICE PROVIDER                 NAME OF SERVICE PROVIDER              HOLDINGS INFORMATION
 ----------------------------------------------------------------------------------------------------------------
 Adviser                                  Phoenix Investment Counsel, Inc.      Daily
 ---------------------------------------- ------------------------------------- ---------------------------------
 Subadviser (Balanced, Capital Growth     Engemann Asset Management             Daily
 and Mid-Cap Growth Funds)
 ---------------------------------------- ------------------------------------- ---------------------------------
 Subadviser (High Yield Fund)             Seneca Capital Management LLC         Daily
 ---------------------------------------- ------------------------------------- ---------------------------------
 Distributor                              Phoenix Equity Planning Corporation   Daily
 ---------------------------------------- ------------------------------------- ---------------------------------
 Custodian                                State Street Bank and Trust Company   Daily
 ---------------------------------------- ------------------------------------- ---------------------------------
 Sub-Financial Agent                      PFPC Inc.                             Daily
 ---------------------------------------- ------------------------------------- ---------------------------------
 Independent Registered Public            PricewaterhouseCoopers LLP            Annual Reporting Period: within
 Accounting Firm                                                                15 business days of end of
                                                                                reporting period

                                                                                Semiannual Reporting Period:
                                                                                within 31 business days of end
                                                                                of reporting period
 ---------------------------------------- ------------------------------------- ---------------------------------
 Typesetting Firm for Financial Reports   GCom Solutions                        Monthly on first business day
 and Forms N-Q                                                                  following month end
 ---------------------------------------- ------------------------------------- ---------------------------------
 Printer for Financial Reports            V.G. Reed & Sons                      Annual and Semiannual Reporting
                                                                                Period: within 45 days after
                                                                                end of reporting period
 ---------------------------------------- ------------------------------------- ---------------------------------
 Proxy Voting Service                     Institutional Shareholder Services    Twice weekly on an ongoing basis
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                                                                TIMING OF RELEASE OF PORTFOLIO
 TYPE OF SERVICE PROVIDER                 NAME OF SERVICE PROVIDER              HOLDINGS INFORMATION
 ----------------------------------------------------------------------------------------------------------------
 Intermediary Selling Shares of the Fund  Merrill Lynch                         Quarterly within 10 days of
                                                                                quarter end
 ---------------------------------------- ------------------------------------- ---------------------------------
 Third-Party Class B Share Financer       SG Constellation LLC                  Weekly based on prior week end
 ----------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

 ----------------------------------------------------------------------------------------------------------------
 Portfolio Redistribution Firms           Bloomberg, Standard & Poor's and      Quarterly, 60 days after fiscal
                                          Thompson Financial Services           quarter end
 ---------------------------------------- ------------------------------------- ---------------------------------
 Rating Agencies                          Lipper Inc. and Morningstar           Quarterly, 60 days after fiscal
                                                                                quarter end
 ----------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISERS

THE ADVISER

   The investment adviser to each of the funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2005, PIC had approximately $19.3 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned asset management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Funds' shares and as Financial Agent of the Funds. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102-5056.

   PXP has served investors for over 70 years. As of December 31, 2005, PXP had approximately $50.9 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   As full compensation for the services and facilities furnished to the Trust, the Adviser is entitled to a fee, payable monthly, that is accrued daily against the value of each Fund's net assets at the following rates:

                                                                          $1+ BILLION
                                           $1st $1 BILLION              THROUGH $2 BILLION              $2+ BILLION
                                           ---------------              ------------------              -----------
Balanced Fund                                   0.55%                         0.50%                         0.45%
Capital Growth Fund                             0.70%                         0.65%                         0.60%
Core Bond Fund                                  0.45%                         0.40%                         0.35%
High Yield Fund                                 0.65%                         0.60%                         0.55%
Money Market Fund                               0.40%                         0.35%                         0.30%

                                           1ST $50 MILLION              NEXT $450 MILLION             OVER $500 MILLION
                                           ---------------              -----------------             -----------------
Mid-Cap Growth Fund                             0.90%                         0.80%                         0.70%


THE SUBADVISERS

   Engemann Asset Management ("Engemann" or "Subadviser") is the investment subadviser to the Balanced Fund, Capital Growth Fund and Mid-Cap Growth Fund, and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to three fund companies totaling six mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann is an indirect subsidiary of PXP and has been an investment adviser since 1969.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Engemann the performance of certain of its investment management services under the Investment Advisory Agreement with the Balanced Fund, Capital Growth Fund and Mid-Cap Growth Fund. Engemann will furnish at is own expense the office facilities and personnel necessary to perform such services.

   For its services as Subadviser of the Balanced Fund, Capital Growth Fund and Mid-Cap Growth Fund, Engemann is entitled to the following fees that are accrued daily against the value of each Fund's net assets, payable monthly, at the following annual rates:

FUND                                           ALL DOLLAR AMOUNTS
----                                           ------------------
Balanced Fund                        50% of gross investment management fee

FUND                                UP TO $3 BILLION         $3+ BILLION
----                                ----------------         -----------
Capital Growth Fund                       0.10%                 0.30%

                                                           $50 MILLION TO        $262 MILLION TO            OVER
FUND                                 1ST $50 MILLION        $262 MILLION          $500 MILLION          $500 MILLION
----                                 ---------------        ------------          ------------          ------------
Mid-Cap Growth Fund                       0.40%                 0.30%                 0.45%                 0.35%

   Seneca Capital Management LLC ("Seneca") is the subadviser to the High Yield Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Seneca had approximately $10.7 billion in assets under management. Seneca has been an investment adviser since 1989.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Seneca the performance of certain of its investment management services under the Investment Advisory Agreement with the High Yield Fund. Seneca will furnish at is own expense the office facilities and personnel necessary to perform such services. For its services as Subadviser of the High Yield Fund, Seneca is entitled to a fee that is accrued daily against the value of the Fund's net assets, payable monthly, at the annual rate of 50% of the gross management fee.

THE ADVISORY AND SUBADVISORY AGREEMENTS

   The investment advisory and subadvisory agreements provide that the Adviser and/or Subadviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser and/or Subadviser in the performance of its duties thereunder.

   The investment advisory and subadvisory agreements continue in force from year to year for all Funds, provided that, with respect to each Fund, the respective agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the respective Fund. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreements or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on 60 days written notice. The agreements provide that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   For services to the Trust during the fiscal years ended October 31, 2003, 2004 and 2005, the Adviser received fees of $15,557,774, $15,966,021 and
$14,183,050, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

                                      2003                      2004                      2005
                                      ----                      ----                      ----
Balanced Fund                      $5,456,962                $5,474,743                $5,684,145
Capital Growth Fund                 5,780,468                 6,434,917                 5,045,799
Core Bond Fund                        549,677                   466,142                   404,545
High Yield Fund                     1,442,811                 1,311,786                 1,138,847
Mid-Cap Growth Fund                 1,547,096                 1,672,518                 1,400,917
Money Market Fund                     780,760                   605,915                   508,797

   The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

BALANCED, CAPITAL GROWTH, CORE BOND, MID-CAP GROWTH AND MONEY MARKET FUNDS

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the funds' semiannual report covering the period November 1, 2004 through April 30, 2005.

HIGH YIELD FUND

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's annual report covering the period May 1, 2005 through October 31, 2005.

DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a Subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand.

Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate;
(iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free,
(800)-243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF THE PHOENIX INVESTMENT COUNSEL, INC. (ADVISER TO ALL FUNDS) AND ENGEMANN ASSET MANAGEMENT (SUBADVISER TO BALANCED, CAPITAL GROWTH AND MID-CAP GROWTH FUNDS)

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

----------------------------------------------------------------------------------------------------
FUND                                                   BENCHMARK(S) AND/OR PEER GROUPS
----------------------------------------------------------------------------------------------------
Balanced Fund (fixed income portion)                   Lehmann Aggregate Bond Index
----------------------------------------------- ----------------------------------------------------
Balanced Fund (equity portion)                         Lipper Large Cap Core Funds
----------------------------------------------- ----------------------------------------------------
Capital Growth Fund                                    Russell 1000(R) Growth Index
----------------------------------------------- ----------------------------------------------------
Core Bond Fund                                         Lehmann Aggregate Bond Index
----------------------------------------------- ----------------------------------------------------
Mid-Cap Growth Fund                                    Russell Mid-Cap(R) Growth Index
----------------------------------------------------------------------------------------------------

(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF SENECA CAPITAL MANAGEMENT LLC (SUBADVISER TO THE HIGH YIELD FUND

   Seneca Capital Management LLC ("Seneca") believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Seneca receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   Following is a more detailed description of the compensation structure of Seneca's portfolio managers.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Seneca and is designed to be competitive in light of the individual's experience and responsibilities.

   Incentive Bonus. Bonus payments are based on a number of factors including the profitability of Seneca and the portfolio team member's long-term contributions to the firm. Seneca's principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Seneca participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of Seneca's working capital requirements and on estimated tax liabilities.

   The Executive Committee and CIO have discretion over the measurement of the components.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the Funds' investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund's shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Funds and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of October 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Funds as named in the prospectus. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                              NUMBER OF AND TOTAL ASSETS       NUMBER OF AND TOTAL ASSETS
                               OF REGISTERED INVESTMENT        OF OTHER POOLED INVESTMENT       NUMBER OF AND TOTAL ASSETS
PORTFOLIO MANAGER                      COMPANIES                    VEHICLES (PIVS)                 OF OTHER ACCOUNTS
-----------------                      ---------                    ---------------                 -----------------
Al Alaimo                          3/$125.5 million                 1/$119.7 million               263/$8,224.4 million
David L. Albrycht                   7/$2.6 billion                         0                                0

                                      NUMBER OF AND TOTAL ASSETS    NUMBER OF AND TOTAL ASSETS
                                       OF REGISTERED INVESTMENT     OF OTHER POOLED INVESTMENT    NUMBER OF AND TOTAL ASSETS
PORTFOLIO MANAGER                              COMPANIES                 VEHICLES (PIVS)              OF OTHER ACCOUNTS
-----------------                              ---------                 ---------------              -----------------
Cynthia A. Beaulieu                         2/$187.0 million                    0                     11/$767.4 million
Steven L. Colton                             5/$1.2 billion                     0                      4/$181.9 million
David P. Garza                              2/$661.8 million                    0                    1,794/$406.0 million
Albert Gutierrez                            5/$289.6 million             2/$181.3 million            263/$8,224.4 million
Thomas N. Haag                              3/$125.5 million             2/$181.3 million            263/$8,224.4 million
Lou Holtz                                   3/$540.5 million                    0                     688/$118.8 million
Christopher J. Kelleher                     2/$187.0 million                    0                     11/$767.4 million
Gretchen Lash                                      0                            0                    1,794/$406.0 million
Yossi Lipsker                               2/$385.4 million                    0                     424/$54.5 million
Michael T. Manns                            2/$661.8 million                    0                    1,794/$406.0 million
Scott Swanson                               3/$816.9 million                    0                    1,794/$406.0 million
Dong Hao Zhang                               5/$1.2 billion                     0                      4/$181.9 million

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

   As of October 31, 2005, none of the portfolio managers, except Albert Gutierrez and Thomas Haag, managed any accounts with respect to which the advisory fee was based on the performance of the account, nor do they manage any hedge funds. Albert Gutierrez and Thomas Haag managed one hedge fund which has a performance based fee. The value of the hedge fund as of October 31, 2005 was $61.6 million.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds described in the Funds' prospectus that he/she manages as of October 31, 2005:

                                                                               DOLLAR RANGE OF EQUITY SECURITIES
    PORTFOLIO MANAGER                           NAME OF FUND                   BENEFICIALLY OWNED IN FUND MANAGED
    -----------------                           ------------                   ----------------------------------
Al Alaimo                                      High Yield Fund                                None
David L. Albrycht                              Balanced Fund                               $1-$10,000
Cynthia A. Beaulieu                            Core Bond Fund                                 None
Steven L. Colton                               Balanced Fund                                  None
David P. Garza                                 Capital Growth Fund                            None
Albert Gutierrez                               High Yield Fund                                None
Thomas N. Haag                                 High Yield Fund                                None
Lou Holtz                                      Mid-Cap Growth Fund                            None
Christopher J. Kelleher                        Core Bond Fund                                 None
Gretchen Lash                                  Capital Growth Fund                     $100,001-$1,000,000
                                               Mid-Cap Growth Fund                     $100,001-$1,000,000
Yossi Lipsker                                  Mid-Cap Growth Fund                            None
Michael T. Manns                               Capital Growth Fund                            None
Scott Swanson                                  Capital Growth Fund                            None
Dong Hao Zhang                                 Balanced Fund                                  None

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

MONEY MARKET FUND

   The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

   The yield on a shareholder's investment may be more or less than that which would be recognized if the Fund's net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund's portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund's net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund's portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which (except Class A Shares of the Money Market Fund), at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time. Note, only the Balanced Fund, Core Bond Fund, High Yield Fund and Mid-Cap Growth Fund offer Class C Shares.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" section of this SAI.)

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES--BALANCED FUND, CORE BOND FUND, HIGH YIELD FUND AND MID-CAP GROWTH FUND

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

PURCHASES OF SHARES OF THE MONEY MARKET FUND

   The minimum initial investment and the minimum subsequent investment for the purchase of shares of the Money Market Fund are set forth in the Prospectus. Shares of the Money Market Fund are sold through registered representatives of PEPCO or through brokers or dealers with whom PEPCO has sales agreements. (See "Distribution Plans"). Initial purchases of shares may also be made by mail by completing an application and mailing it directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Subsequent purchases should be sent to State Street Bank and Trust Company. An investment is accepted when funds are credited to the purchaser. Investments are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or
(6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund qualified plan;
(12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these or any other Phoenix Fund (other than the Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Phoenix Fund (other than the Money Market Fund Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Funds or any other Phoenix Fund (other than Phoenix Money Market Class A Shares), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 undeR any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of these or any other Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund (except Class A Shares of the Money Market Fund) may be exchanged for shares of the same Class of another Phoenix Fund or any other Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes" of this SAI.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable CDSC. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

    A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for additional information.)

BY CHECK (CORE BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)

   Any shareholder of these Funds may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by PEPCO of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

   When a check is presented to PEPCO for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to PEPCO for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to PEPCO's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to PEPCO on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by PEPCO.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information and conditions attached to this privilege.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Shareholders should consult their own tax advisor about their tax situation.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX-SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   PEPCO (or "Distributor") which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the national distributor of the Trust's shares. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   For its services under the distribution agreements, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended October 31, 2003, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $1,500,172, $1,256,396 and $954,302, respectively, of which the Distributor received net commissions of $525,529, $335,740 and $244,737, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2005, the Distributor received net commissions of $133,986 for Class A Shares and deferred sales charges of $107,159 for Class B Shares and $3,592 for Class C Shares.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission, on purchases of Class A Shares as set forth below.

CORE BOND FUND AND HIGH YIELD FUND
                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
        ---------------------                -----------------           ------------------           -----------------
Less than $50,000                                  4.75%                       4.99%                        4.25%
$50,000 but under $100,000                         4.50%                       4.71%                        4.00%
$100,000 but under $250,000                        3.50%                       3.63%                        3.00%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                        None                         None

BALANCED FUND, CAPITAL GROWTH FUND AND MID-CAP GROWTH FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
        ---------------------                -----------------           ------------------           -----------------
Less than $50,000                                  5.75%                       6.10%                        5.00%
$50,000 but under $100,000                         4.75%                       4.99%                        4.25%
$100,000 but under $250,000                        3.75%                       3.90%                        3.25%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                        None                         None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the

Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and Class B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the 1933 Act. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented cost to PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

           First $5 billion                              0.06%
           $5 billion to $15 billion                     0.05%
           Greater than $15 billion                      0.03%

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal year ended October 31, 2005, PEPCO received $1,499,647.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares (except for Class A Shares of The Money Market Fund) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan.

   For the fiscal year ended October 31, 2005, the Funds paid Rule l2b-l Fees in the amount of $6,314,688, of which the principal underwriter received $599,424 and unaffiliated broker-dealers received $5,715,264. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $5,590,291; (2) compensation to sales personnel, $666,469; (3) advertising, $122,377; (4) printing and mailing of prospectuses to other than current shareholders, $92,202; (5) service costs, $356,108, and (6) other, $52,387.

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 of the 1940 Act permitting the issuance of shares in multiple classes.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two-year term expiring on April 29, 2006.


                                                     INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
        NAME, ADDRESS AND             LENGTH OF      OVERSEEN BY           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED       TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
E. Virgil Conway                    Served              53          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC           since 1993.                     (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                    Pace University (Director/Trustee) (1978-2003)
                                                                    (Director/Trustee Emeritus) (2003-present), Greater New
                                                                    York Councils, Boy Scouts of America (1985-present), The
                                                                    Academy of Political Science (Vice Chairman)
                                                                    (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University (Trustee Emeritus)
                                                                    (2004-present). Director/Trustee, The Harlem Youth
                                                                    Development Foundation, (Chairman) (1998-2002),
                                                                    Metropolitan Transportation Authority (Chairman)
                                                                    (1992-2001), Trism, Inc. (1994-2001), Consolidated Edison
                                                                    Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                    Insurance Company (1974-2002), Centennial Insurance
                                                                    Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                    BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                                    Director) (1990-2000), Accuhealth (1994-2002), New York
                                                                    Housing Partnership Development Corp. (Chairman)
                                                                    (1981-2003).

Harry Dalzell-Payne                 Served              53          Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court              since 1993.                     (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                      Served              51          Retired. Trustee, Phoenix Funds Family (1989-present).
7721 Blue Heron Way                 since 2004.                     Trustee, Scudder Investments (55 portfolios)
West Palm Beach, FL 33412                                           (1986-present). Director, Coutts & Co. Trust Holdings
DOB: 3/28/30                                                        Limited (1991-2000), Coutts & Co. Group (1991-2000) and
                                                                    Coutts & Co. International (USA) (private banking)
                                                                    (1991-2000).

Francis E. Jeffries                 Served              54          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            since 1995.                     (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                    Served              51          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.           since 1980.                     (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                        Obaji Medical Products Company (2002-present). Director,
                                                                    Lincoln Educational Services (2002-2004). Chairman,
                                                                    Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara               Served              53          Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY            since 2001.                     (private bank) (1982-present). Trustee/Director, Phoenix
11 West 54th Street                                                 Funds Complex (2001-present).
New York, NY 10036
DOB: 4/17/51


                                                     INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
        NAME, ADDRESS AND             LENGTH OF      OVERSEEN BY           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED       TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE

Everett L. Morris*                  Served since         53         Retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                      1995.                           (1991-present). Director, W.H. Reaves Utility Income Fund
Colts Neck, NJ 07722                                                (2004-present). Vice President, W.H. Reaves and Company
DOB: 5/26/28                                                        (investment management) (1993-2003).

James M. Oates**                    Served since         51         Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners              1993.                           Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                       (1997-present). Trustee, Phoenix Funds Family
Boston, MA 02109                                                    (1987-present). Managing Director, Wydown Group
Trustee                                                             (consulting firm) (1994-present). Director, Investors
DOB: 5/31/46                                                        Financial Service Corporation (1995-present), Investors
                                                                    Bank & Trust Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present), Trust Company of
                                                                    New Hampshire (2002-present). Chairman, Emerson
                                                                    Investment Management, Inc. (2000-present).
                                                                    Director/Trustee, AIB Govett Funds (six portfolios)
                                                                    (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for
                                                                    Health, Inc. (2000-2004). Independent Chairman (since
                                                                    2005), Trustee (since 2004), John Hancock Trust. Trustee
                                                                    (since 2005), John Hancock Funds II and John Hancock
                                                                    Funds III.

Donald B. Romans                    Served since         51         Retired. President, Romans & Company (private investors
39 S. Sheridan Road                 2004.                           and financial consultants) (1987-2003). Trustee, Phoenix
Lake Forest, IL 60045                                               Funds Family (1985-present). Trustee, Burnham Investors
DOB: 4/22/31                                                        Trust (five portfolios) (1967-2003).

Richard E. Segerson                 Served since         51         Managing Director, Northway Management Company
Northway Management Company         1993.                           (1998-present). Trustee, Phoenix Funds Family
164 Mason Street                                                    (1983-present).
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L.J. Verdonck             Served since         51         Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                      2004.                           Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                        Continental European Investment Trust (1998-present),
                                                                    Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                    (1998-present), Santens N.V. (1999-present). Managing
                                                                    Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                    and Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                    Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                    S.A. Luxembourgeoise (1992-2003), Investco N.V.
                                                                    (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                    (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                    Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                    (1995-2001).

 * Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

** Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson
   Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S)       LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH         SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
Marilyn E. LaMarche*             Served since            51         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1983-present). Trustee, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34

Philip R. McLoughlin**           Served since            75         Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                         1989.                              World Trust Fund (1991-present). Trustee/Director,
DOB: 10/23/46                                                       Phoenix Funds Complex (1989-present). Management
                                                                    Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                    Executive Officer (1995-2002) and Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd. Director and Executive
                                                                    Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                    Director (1994-2002) and Executive Vice President,
                                                                    Investments (1987-2002), Phoenix Life Insurance Company.
                                                                    Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                    Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                    (2000-2002) and President (1990-2000), Phoenix Equity
                                                                    Planning Corporation. Chairman and Chief Executive
                                                                    Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                    Director (2001-2002) and President (April 2002-September
                                                                    2002), Phoenix Investment Management Company. Director
                                                                    and Executive Vice President, Phoenix Life and Annuity
                                                                    Company (1996-2002). Director (1995-2000) and Executive
                                                                    Vice President (1994-2002) and Chief Investment Counsel
                                                                    (1994-2002), PHL Variable Insurance Company. Director,
                                                                    Phoenix National Trust Holding Company (2001-2002).
                                                                    Director (1985-2002) and Vice President (1986-2002) and
                                                                    Executive Vice President (April 2002-September 2002), PM
                                                                    Holdings, Inc. Director, WS Griffith Associates, Inc.
                                                                    (1995-2002). Director, WS Griffith Securities, Inc.
                                                                    (1992-2002).

 * Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                                          OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
Daniel T. Geraci               President since        Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                   2004.                  Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                      Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                      Executive Officer of North American Investment Operations, Pioneer
                                                      Investment Management USA, Inc. (2001-2003). President of Private
                                                      Wealth Management Group, Fidelity Investments (2000-2001).

George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                   President since        The Phoenix Companies, Inc. (2004-present). Executive Vice President
                               2004.                  and Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                      (2004-present). Vice President, Phoenix Life Insurance Company
                                                      (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                      Vice President, Finance, Phoenix Investment Partners, Ltd.
                                                      (2001-2002). Assistant Controller, Phoenix Investment Partners, Ltd.
                                                      (1996-2001). Executive Vice President, certain funds within the
                                                      Phoenix Funds Family (2004-present).

Francis G. Waltman             Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                   President since        (February 2006). Senior Vice President, Product Development and
                               2004.                  Management (2005-present), Senior Vice President and Chief Administrative
                                                      Officer (2003-2004), Phoenix Investment Partners, Ltd. Senior Vice
                                                      President and Chief Administrative Officer, Phoenix Equity Planning
                                                      Corporation (1999-2004). Senior Vice President, certain funds within the
                                                      Phoenix Funds Family (2003-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Chief Compliance Officer, certain funds in the
New York, NY 10022             Officer since 2004.    Phoenix Fund Family (2004-present). Vice President, The Zweig Total
DOB: 9/23/45                                          Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Chief Legal Officer,   2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Counsel and            Secretary, certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                   Secretary since        2005-present). Compliance Officer of Investments and Counsel,
                               2005.                  Travelers Life & Annuity (Jan. 2005-May 2005). Assistant General
                                                      Counsel, The Hartford Financial Services Group (1999-2005).

Nancy G. Curtiss              Chief Financial         Vice President, Operations (2003-Present),Vice President, Fund
DOB: 11/24/52                 Officer since 2005;     Accounting (1994-2003) and Treasurer (1996-present), Phoenix Equity
                              Treasurer since 1997.   Planning Corporation. Treasurer, certain funds within the Phoenix Fund
                                                      Complex (1994-present).

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard Segerson. Each of its members are Independent Trustees, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris and Ferdinand L J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION

   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser (or an affiliate of the Adviser). The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended October 31, 2005, the Trustees received the following compensation:

                                                                   TOTAL
                                                                COMPENSATION
                                                               FROM TRUST AND
                                         AGGREGATE              FUND COMPLEX
                                       COMPENSATION              (77 FUNDS)
      NAME OF TRUSTEE                   FROM TRUST            PAID TO TRUSTEES
      ---------------                   ----------            ----------------
INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                          $16,292                 $145,750
Harry Dalzell-Payne                       $15,225                 $139,500
S. Leland Dill                            $8,974                  $51,000
Francis E. Jeffries                       $10,462                 $102,000
Leroy Keith, Jr.                          $10,040                 $57,250
Geraldine M. McNamara                     $14,522                 $139,500
Everett L. Morris                         $15,530                 $148,500
James M. Oates                            $15,973                 $91,011
Donald B. Romans                          $8,974                  $51,000
Richard E. Segerson                       $11,154                 $63,750
Ferdinand L. J. Verdonck                  $8,979                  $53,761

INTERESTED TRUSTEES
-------------------
Marilyn E. Lamarche                       $8,838                  $52,011
Philip R. McLoughlin                      $23,361                 $214,317

 * This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating as follows: Mr. Jeffries, $523,673.51; Ms. McNamara, $265,046.71; Mr. Morris, $513,296.52 and Mr. Segerson $115,530.21,
   respectively. At present, by agreement among the Trust, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.

                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                 TRUSTEE OWNERSHIP IN ALL FUNDS
                                        DOLLAR RANGE OF EQUITY SECURITIES        OVERSEEN BY TRUSTEE IN FAMILY
           NAME OF TRUSTEE                   IN A FUND OF THE TRUST                 OF INVESTMENT COMPANIES
           ---------------                   ----------------------                 -----------------------
 INDEPENDENT TRUSTEES
 --------------------
E. Virgil Conway                    Capital Growth Fund - $1-$10,000                 Over $100,000
Harry Dalzell-Payne                 None                                             None
S. Leland Dill                      None                                             $50,001 - $100,000

INDEPENDENT TRUSTEES
--------------------
Francis E. Jeffries                 None                                             Over $100,000
Leroy Keith, Jr.                    None                                             $1 -$10,000
Geraldine M. McNamara               Balanced Fund - $50,001 - $100,000               Over $100,000
Everett L. Morris                   Mid-Cap Growth Fund - $10,001-$50,000            Over $100,000
James M. Oates                      None                                             Over $100,000
Donald B. Romans                    None                                             Over $100,000
Richard E. Segerson                 None                                             Over $100,000
Ferdinand L. J. Verdonck            None                                             None

INTERESTED TRUSTEES
-------------------
Marilyn E. LaMarche                 None                                             None
Philip R. McLoughlin                Capital Growth Fund - $10,001-$50,000            Over $100,000
                                    Mid-Cap Growth Fund - $10,001-$50,000
                                    Money Market Fund - over $100,000

At January 20, 2006, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any class of shares of any of the Funds.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of January 20, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.

NAME OF SHAREHOLDER                           NAME OF FUND               PERCENT OF CLASS     NUMBER OF SHARES
-------------------                           ------------               ----------------     ----------------
Winifred A. Cargill                       Core Bond Fund Class C               7.41%            12,222.222
7 King Phillip Trl.
Norfolk, MA  02056-1405

Elizabeth A. Hall                         Core Bond Fund Class C               6.56%            10,819.263
2235 NE Douglas
Newport, OR 97365-1841

CitiGroup Global Markets Inc              Balanced Fund Class B                5.17%            66,646.608
House Account                             Balanced Fund Class C                6.26%           340,056.398
Attn: Peter Booth 7th Floor               High Yield Fund Class B              5.38%            74,433.893
333 W 34th Street
New York, NY 10001-2402

MLPF&S for the Sole Benefit               Balanced Fund Class B                8.84%           113,852.669
of its Customers                          Balanced Fund Class C               14.28%           775,363.298
Attn: Fund Administration                 Core Bond Fund Class B               9.43%            31,532.053
4800 Deer Lake Dr. E., 3rd Flr.           Core Bond Fund Class C              31.32%            51,644.357
Jacksonville, FL  32246-6484              High Yield Fund Class B             12.40%           171,428.175
                                          High Yield Fund Class C             23.74%            78,776.344
                                          Mid-Cap Growth Fund Class B          5.68%            46,491.086

NFSC FEBO #xxx-xx2655                     Core Bond Fund Class C              11.88%            19,582.409
FMTC TTEE
TPMG Savings Plans
FBO Annie A. Wickham
9976 Stone Oak Way
Elk Grove, CA  95624-2670


NAME OF SHAREHOLDER                           NAME OF FUND               PERCENT OF CLASS     NUMBER OF SHARES
-------------------                           ------------               ----------------     ----------------

Phoenix Equity Planning Corp.             Core Bond Fund Class C               9.30%            15,325.452
Attn:  Corporate Accounting Dept.         Mid-Cap Growth Fund Class C         15.29%             5,133.470
56 Prospect Street, 56P3
Hartford, CT  06103-2818

Zweig-Dimenna Associates Inc              Money Market Fund Class A            6.58%         7,260,575.510
C/O Jeannine M Lanese
VP Operations
900 3rd Avenue, 31st Floor
New York, NY 10022-4776

Molly Zweig                               Money Market Fund Class A            5.19%          5,723,937.24
PO Box 5108
East Hampton NY 11937-6139

Southwest Securities Inc. FBO             Mid-Cap Growth Fund Class C         13.64%             4,580.499
Craig Sheyon
SWS Securities Inc.
As Rollover IRA Custodian
P.O. Box 509002
Dallas, TX  75250-9002

Wells Fargo Investments LLC               Mid-Cap Growth Fund Class C          6.15%             2,064.410
A/C xxxx-1041
608 Second Avenue South, 8th Fl.
Minneapolis, MN  55402-1916

State Street Bank & Trust Co. Cust.       Core Bond Fund Class B               6.17%            20,636.631
Rocky Hill Public Schools 403B
FBO Louis J. Pear
227 William St.
Portland, CT 06480-1661

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, serves as custodian of the Trust's assets (the "Custodian").

   PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, PEPCO receives a fee equivalent to $21.25 for each designated shareholder account of the Money Market Fund and $16.95 for each designated shareholder account of the Balanced, Capital Growth, Core Bond, High Yield and Mid-Cap Growth Funds, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by PEPCO. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS

   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS

   The Funds' Financial Statements for the fiscal year ended October 31, 2005, appearing in the Fund's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Money Market Fund will only invest in commercial paper which at the date of investment is rated A-l by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

      ANNUAL REPORT

         PHOENIX ALL-CAP GROWTH FUND

              FORMERLY PHOENIX-ENGEMANN FOCUS GROWTH FUND

         PHOENIX BALANCED RETURN FUND

              FORMERLY PHOENIX-ENGEMANN BALANCED RETURN FUND

         PHOENIX NIFTY FIFTY FUND

              FORMERLY PHOENIX-ENGEMANN NIFTY FIFTY FUND

         PHOENIX SMALL-CAP GROWTH FUND

              FORMERLY PHOENIX-ENGEMANN SMALL-CAP GROWTH FUND

                                [GRAPHIC OMITTED]
                               GET FUND DOCUMENTS
                               BY E-MAIL INSTEAD.

                              ELIGIBLE SHAREHOLDERS
                           MAY SIGN UP FOR E-DELIVERY
                              AT PHOENIXFUNDS.COM.

TRUST NAME: PHOENIX-ENGEMANN FUNDS

[LOGO] PHOENIXFUNDS(SM)

     --------------------------------------------------------------------
     Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
     --------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHOTO OMITTED]

      I encourage you to review this annual report for the Phoenix All-Cap Growth Fund, Phoenix Balanced Return Fund, Phoenix Nifty Fifty Fund, and Phoenix Small-Cap Growth Fund, for the fiscal year ended December 31, 2005.

      Looking back at 2005, the equity market posted modest returns for the year, with most of the gains coming after Labor Day, driven by strong corporate earnings. The economy posted a 3.5% growth rate in 2005, down from 4% in 2004, as rising interest rates and energy prices continued to weigh on the consumer. As we enter a new year, the pace of U.S. economic growth continues to moderate.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.(1) Your Phoenix mutual fund allocations may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

JANUARY 2006

(1) DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of The Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary .................................................................     3

Phoenix All-Cap Growth Fund ..............................................     5

Phoenix Balanced Return Fund .............................................    15

Phoenix Nifty Fifty Fund .................................................    29

Phoenix Small-Cap Growth Fund ............................................    38

Notes to Financial Statements ............................................    48

Report of Independent Registered Public Accounting Firm ..................    53

Board of Trustees' Consideration of Investment Advisory and Subadvisory
Agreements ...............................................................    54

Results of Shareholder Meeting ...........................................    62

Fund Management Tables ...................................................    63

--------------------------------------------------------------------------------
PROXY VOTING PROCEDURES (FORM N-PX)

The Advisers and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION)
A leading insurer of bonds, providing bondholders an unconditional, irrevocable guarantee that principal and interest payments would be received in full and on time.

BASIS POINT (BP)
One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

COMPOSITE INDEX FOR THE BALANCED RETURN FUND (PREVIOUS)
A Composite Index consisting of 60% Russell 1000(R) Growth Index, 30% Lehman Brothers Government/Credit Bond Index and 10% Citigroup 90-day Treasury Bill.

COMPOSITE INDEX FOR THE BALANCED RETURN FUND (CURRENT)
A Composite Index consisting of 60% S&P 500(R) Index, a broad-based equity index and 40% Lehman Brothers Aggregate Bond Index, a broad-based fixed income index.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FSA (FINANCIAL SECURITY ASSURANCE, INC.)
A leading provider of Aaa/AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of U.S. economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX
Measures U.S. investment grade government and corporate debt securities. The index is calculated on a total return basis.

MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION)
One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

REITS
Real estate investment trusts are typically publicly traded companies that own, develop and operate income producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX
A market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) GROWTH INDEX
A market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 3000(R) GROWTH INDEX
A market capitalization-weighted index of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short-term and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX ALL-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX ALL-CAP GROWTH FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class A shares returned 7.62%, Class B shares returned 6.84%, and Class C shares returned 6.84%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%, and the Russell 3000(R) Growth Index, the Fund's style-specific benchmark, returned 5.17%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The equity markets were up in 2005, making it the third straight year of positive performance in the market. Interest rates and inflation remained low, and earnings continued their rebound from the profit recession the U.S. experienced in 2001 to 2002. All of this, we believe, made for a good investment climate in equities that should continue in 2006.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Our lack of investments in the energy sector hurt the relative performance of the Fund in 2005. However, performance was more than made up for in other areas such as consumer staples and information technology. Specifically, smaller-cap stocks such as Hansen Natural, Blackboard, and Avid Technology helped relative performance.

      We decided to keep the portfolio mix at approximately 60% large-cap stocks and 40% small-cap stocks last year, the mid-point of our targeted range. After examining relative valuation levels of both areas, we plan on keeping this mix into 2006, believing that both offer equal upside potential.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix All-Cap Growth Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------
                                 1 YEAR     5 YEARS     10 YEARS
                                 ------     -------     --------
Class A Shares at NAV(2)           7.62%     (2.92)%        6.22%
Class A Shares at POP(3)           1.44      (4.06)         5.59

Class B Shares at NAV(2)           6.84      (3.63)         5.42
Class B Shares with CDSC(4)        2.84      (3.63)         5.42

Class C Shares at NAV(2)           6.84      (3.63)         5.42
Class C Shares with CDSC(4)        6.84      (3.63)         5.42

S&P 500(R) Index                   4.93       0.55          9.12
Russell 3000(R) Growth Index       5.17      (3.15)         6.48

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/95 in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charge which is 1% the first year and 0% thereafter. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                 Phoenix            Phoenix          Phoenix           Russell
                 All-Cap            All-Cap          All-Cap            3000
               Growth Fund        Growth Fund      Growth Fund          Growth           S&P 500
                 Class A            Class B          Class C            Index             Index

12/29/1995       $ 9,425            $10,000          $10,000           $10,000          $10,000
12/31/1996        11,545             12,152           12,152            12,188           12,325
12/31/1997        13,396             13,990           13,990            15,691           16,438
12/31/1998        18,408             19,079           19,079            21,186           21,165
12/31/1999        27,564             28,360           28,360            28,352           25,639
12/31/2000        19,983             20,400           20,400            21,996           23,283
12/31/2001        13,764             13,947           13,947            17,679           20,518
12/31/2002        10,417             10,471           10,471            12,723           15,984
12/31/2003        14,646             14,620           14,620            16,663           20,573
12/31/2004        16,014             15,869           15,869            17,818           22,807
12/31/2005        17,235             16,954           16,954            18,739           23,931

(1)   Represents the ending value for All-Cap Growth Class A shares.
(2)   Represents the ending value for All-Cap Growth Class B shares.
(3)   Represents the ending value for All-Cap Growth Class C shares.

For information regarding the indexes, see the glossary on page 3.

Phoenix All-Cap Growth Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the All-Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                            Beginning           Ending        Expenses Paid
  All-Cap Growth Fund     Account Value     Account Value        During
        Class A           June 30, 2005   December 31, 2005      Period*
-----------------------   -------------   -----------------   -------------
Actual                      $1,000.00         $1,071.10           $7.59

Hypothetical (5% return
   before expenses)          1,000.00          1,017.79            7.42

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.45%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 7.62%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,076.20.

                            Beginning           Ending        Expenses Paid
  All-Cap Growth Fund     Account Value     Account Value        During
        Class B           June 30, 2005   December 31, 2005      Period*
-----------------------   -------------   -----------------   -------------
Actual                      $1,000.00         $1,067.70           $11.48

Hypothetical (5% return
   before expenses)          1,000.00          1,013.96            11.24

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.20%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 6.84%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,068.40.

                            Beginning           Ending        Expenses Paid
  All-Cap Growth Fund     Account Value     Account Value        During
        Class C           June 30, 2005   December 31, 2005      Period*
-----------------------   -------------   -----------------   -------------
Actual                      $1,000.00         $1,067.70           $11.48

Hypothetical (5% return
   before expenses)          1,000.00          1,013.96            11.25

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.20%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 6.84%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,068.40.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix All-Cap Growth Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1.  General Electric Co.                                                   3.2%
 2.  Medtronic, Inc.                                                        2.9%
 3.  Lowe's Cos., Inc.                                                      2.9%
 4.  j2 Global Communications, Inc.                                         2.7%
 5.  Intel Corp.                                                            2.6%
 6.  Amgen, Inc.                                                            2.5%
 7.  Cisco Systems, Inc.                                                    2.5%
 8.  ARM Holdings plc Sponsored ADR                                         2.5%
 9.  Hansen Natural Corp.                                                   2.3%
10.  Stewart (W.P.) & Co. Ltd.                                              2.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology          35%
Consumer Discretionary          19
Health Care                     14
Industrials                     13
Financials                      10
Consumer Staples                 7
Telecommunication Services       1
Other                            1

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                          SHARES       VALUE
                                                         -------   ------------
DOMESTIC COMMON STOCKS--87.3%

AIR FREIGHT & LOGISTICS--3.7%
FedEx Corp. ..........................................    22,000   $  2,274,580
Pacer International, Inc. ............................    55,000      1,433,300
United Parcel Service, Inc. Class B ..................    27,000      2,029,050
                                                                   ------------
                                                                      5,736,930
                                                                   ------------

APPLICATION SOFTWARE--1.3%
Adobe Systems, Inc. ..................................    37,000      1,367,520
Blackboard, Inc.(b) ..................................    25,000        724,500
                                                                   ------------
                                                                      2,092,020
                                                                   ------------

ASSET MANAGEMENT & CUSTODY BANKS--1.9%
GAMCO Investors, Inc. Class A ........................    70,000      3,047,100

AUTOMOTIVE RETAIL--1.0%
Advance Auto Parts, Inc.(b) ..........................    37,500      1,629,750

BIOTECHNOLOGY--7.6%
Amgen, Inc.(b) .......................................    50,000      3,943,000
Critical Therapeutics, Inc.(b) .......................    70,000        502,600
Genentech, Inc.(b) ...................................    17,000      1,572,500

                                                          SHARES       VALUE
                                                         -------   ------------
BIOTECHNOLOGY--CONTINUED
Gilead Sciences, Inc.(b) .............................    20,000   $  1,052,600
Inhibitex, Inc.(b) ...................................    90,400        759,360
Nektar Therapeutics(b) ...............................   140,000      2,304,400
NPS Pharmaceuticals, Inc.(b) .........................    70,000        828,800
Nuvelo, Inc.(b) ......................................   115,000        932,650
                                                                   ------------
                                                                     11,895,910
                                                                   ------------

BROADCASTING & CABLE TV--0.2%
WorldSpace, Inc. Class A(b) ..........................    20,000        290,200

COMMUNICATIONS EQUIPMENT--4.7%
Cisco Systems, Inc.(b) ...............................   229,000      3,920,480
QUALCOMM, Inc. .......................................    22,000        947,760
SafeNet, Inc.(b) .....................................    65,000      2,094,300
Telkonet, Inc.(b) ....................................   100,000        415,000
                                                                   ------------
                                                                      7,377,540
                                                                   ------------

COMPUTER HARDWARE--5.2%
Apple Computer, Inc.(b) ..............................    30,000      2,156,700
Avid Technology, Inc.(b) .............................    60,000      3,285,600
Dell, Inc.(b) ........................................    43,000      1,289,570
Stratasys, Inc.(b) ...................................    55,000      1,375,550
                                                                   ------------
                                                                      8,107,420
                                                                   ------------

8                        See Notes to Financial Statements

Phoenix All-Cap Growth Fund

                                                          SHARES       VALUE
                                                         -------   ------------
CONSUMER FINANCE--1.4%
SLM Corp. ............................................    41,000   $  2,258,690

DATA PROCESSING & OUTSOURCED SERVICES--1.9%
First Data Corp. .....................................    69,000      2,967,690

DEPARTMENT STORES--0.6%
Kohl's Corp.(b) ......................................    21,000      1,020,600

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.0%
Advisory Board Co. (The)(b) ..........................    55,000      2,621,850
Corporate Executive Board Co. (The) ..................     5,000        448,500
                                                                   ------------
                                                                      3,070,350
                                                                   ------------

DRUG RETAIL--0.9%
Walgreen Co. .........................................    31,000      1,372,060

EDUCATION SERVICES--0.8%
Strayer Education, Inc. ..............................    13,000      1,218,100

FOOTWEAR--0.9%
NIKE, Inc. Class B ...................................    16,000      1,388,640

GENERAL MERCHANDISE STORES--1.9%
Target Corp. .........................................    55,000      3,023,350

HEALTH CARE EQUIPMENT--3.5%
INAMED Corp.(b) ......................................    10,000        876,800
Medtronic, Inc. ......................................    80,000      4,605,600
                                                                   ------------
                                                                      5,482,400
                                                                   ------------

HEALTH CARE SERVICES--1.1%
Medco Health Solutions, Inc.(b) ......................    30,000      1,674,000

HOME IMPROVEMENT RETAIL--2.9%
Lowe's Cos., Inc. ....................................    69,000      4,599,540

HOUSEHOLD PRODUCTS--2.0%
Procter & Gamble Co. (The) ...........................    53,000      3,067,640

HUMAN RESOURCES & EMPLOYMENT SERVICES--1.0%
Monster Worldwide, Inc.(b) ...........................    37,000      1,510,340

INDUSTRIAL CONGLOMERATES--3.2%
General Electric Co. .................................   145,000      5,082,250

INDUSTRIAL MACHINERY--1.3%
Illinois Tool Works, Inc. ............................    23,000      2,023,770

INTERNET RETAIL--1.3%
eBay, Inc.(b) ........................................    47,000      2,032,750

INTERNET SOFTWARE & SERVICES--5.9%
Equinix, Inc.(b) .....................................    38,600      1,573,335
j2 Global Communications, Inc.(b) ....................   100,000      4,274,000

                                                          SHARES       VALUE
                                                         -------   ------------
INTERNET SOFTWARE & SERVICES--CONTINUED
NetRatings, Inc.(b) ..................................    35,000   $    431,550
Yahoo!, Inc.(b) ......................................    74,000      2,899,320
                                                                   ------------
                                                                      9,178,205
                                                                   ------------

INVESTMENT BANKING & BROKERAGE--1.4%
Morgan Stanley .......................................    38,000      2,156,120

LEISURE FACILITIES--1.2%
Life Time Fitness, Inc.(b) ...........................    50,000      1,904,500

LEISURE PRODUCTS--0.8%
Polaris Industries, Inc. .............................    25,000      1,255,000

MANAGED HEALTH CARE--1.0%
UnitedHealth Group, Inc. .............................    24,000      1,491,360

MOVIES & ENTERTAINMENT--2.9%
News Corp. Class B ...................................   159,000      2,640,990
Walt Disney Co. (The) ................................    80,000      1,917,600
                                                                   ------------
                                                                      4,558,590
                                                                   ------------

OFFICE SERVICES & SUPPLIES--0.9%
PeopleSupport, Inc.(b) ...............................   165,000      1,400,850

OTHER DIVERSIFIED FINANCIAL SERVICES--1.9%
Citigroup, Inc. ......................................    63,000      3,057,390

PACKAGED FOODS & MEATS--0.3%
Hain Celestial Group, Inc. (The)(b) ..................    20,000        423,200

PHARMACEUTICALS--0.4%
Medicis Pharmaceutical Corp. Class A .................    20,000        641,000

RESTAURANTS--1.2%
Starbucks Corp.(b) ...................................    65,000      1,950,650

SEMICONDUCTORS--6.7%
Intel Corp. ..........................................   162,000      4,043,520
Maxim Integrated Products, Inc. ......................    53,000      1,920,720
Mindspeed Technologies, Inc.(b) ......................   770,000      1,809,500
ON Semiconductor Corp.(b) ............................   500,000      2,765,000
                                                                   ------------
                                                                     10,538,740
                                                                   ------------

SOFT DRINKS--3.7%
Hansen Natural Corp.(b) ..............................    45,000      3,546,450
PepsiCo, Inc. ........................................    37,000      2,185,960
                                                                   ------------
                                                                      5,732,410
                                                                   ------------

SPECIALIZED CONSUMER SERVICES--1.1%
Collectors Universe, Inc.(b) .........................   107,200      1,728,064

                      See Notes to Financial Statements                       9

Phoenix All-Cap Growth Fund

                                                       SHARES       VALUE
                                                      -------   ------------
SPECIALTY STORES--1.2%
Staples, Inc. .....................................    86,000   $  1,953,060

SYSTEMS SOFTWARE--1.5%
Microsoft Corp. ...................................    91,000      2,379,650

THRIFTS & MORTGAGE FINANCE--0.9%
Federal Agricultural Mortgage Corp. Class C .......    45,000      1,346,850

TRADING COMPANIES & DISTRIBUTORS--0.8%
Fastenal Co. ......................................    32,000      1,254,080

WIRELESS TELECOMMUNICATION SERVICES--1.2%
InPhonic, Inc.(b) .................................   215,000      1,868,350
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $105,417,152)                                   136,787,109
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--11.3%

APPLICATION SOFTWARE--1.8%
SAP AG Sponsored ADR (Germany) ....................    65,000      2,929,550

ASSET MANAGEMENT & CUSTODY BANKS--2.2%
Stewart (W.P.) & Co. Ltd. (United States) .........   145,000      3,417,650

MOVIES & ENTERTAINMENT--0.5%
Imax Corp. (United States)(b) .....................   110,000        776,600

PHARMACEUTICALS--0.8%
Teva Pharmaceutical Industries Ltd.
Sponsored ADR (United States) .....................    31,000      1,333,310

SEMICONDUCTORS--6.0%
ARM Holdings plc Sponsored ADR (United Kingdom) ...   630,000      3,912,300
O2Micro International Ltd. ADR (Taiwan)(b) ........   290,000      2,952,200

Taiwan Semiconductor Manufacturing Co. Ltd.
Sponsored ADR (Taiwan) ............................   252,000      2,497,320
                                                                ------------
                                                                   9,361,820
                                                                ------------

----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $14,436,004)                                     17,818,930
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.6%
(IDENTIFIED COST $119,853,156)                                   154,606,039
----------------------------------------------------------------------------

                                                        PAR
                                                       VALUE
                                                       (000)        VALUE
                                                      -------   ------------
SHORT-TERM INVESTMENTS--1.6%

COMMERCIAL PAPER(d)--1.6%
UBS Finance Delaware LLC 4.19%, 1/3/06                $ 2,480   $  2,479,423
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,479,423)                                       2,479,423
----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $122,332,579)                                   157,085,462(a)

Other assets and liabilities, net--(0.2)%                           (372,874)
                                                                ------------
NET ASSETS--100.0%                                              $156,712,588
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $37,041,519 and gross depreciation of $2,332,772 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $122,376,715.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

10                      See Notes to Financial Statements

Phoenix All-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $122,332,579)                                 $ 157,085,462
Cash                                                                      2,562
Receivables
   Fund shares sold                                                     108,570
   Dividends                                                            107,711
   Investment securities sold                                            17,869
Prepaid expenses                                                          9,445
                                                                  -------------
      Total assets                                                  157,331,619
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased                                              179,175
   Investment securities purchased                                      162,658
   Investment advisory fee                                              113,769
   Transfer agent fee                                                    62,972
   Distribution and service fees                                         47,741
   Financial agent fee                                                   10,121
   Other accrued expenses                                                42,595
                                                                  -------------
      Total liabilities                                                 619,031
                                                                  -------------
NET ASSETS                                                        $ 156,712,588
                                                                  =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $ 118,304,468
Accumulated net realized gain                                         3,655,237
Net unrealized appreciation                                          34,752,883
                                                                  -------------
NET ASSETS                                                        $ 156,712,588
                                                                  =============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $135,929,914)                  8,114,282
Net asset value per share                                         $       16.75
Offering price per share $16.75/(1-5.75%)                         $       17.77

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $10,475,796)                     718,121
Net asset value and offering price per share                      $       14.59

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $10,306,878)                     706,559
Net asset value and offering price per share                      $       14.59

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                         $   1,170,401
Interest                                                                 69,747
Foreign taxes withheld                                                  (30,658)
                                                                  -------------
      Total investment income                                         1,209,490
                                                                  -------------
EXPENSES
Investment advisory fee                                               1,373,845
Service fees, Class A                                                   360,420
Distribution and service fees, Class B                                  103,745
Distribution and service fees, Class C                                  109,379
Financial agent fee                                                     124,173
Transfer agent                                                          319,625
Printing                                                                 44,141
Registration                                                             33,676
Professional                                                             31,701
Custodian                                                                29,183
Trustees                                                                 24,186
Miscellaneous                                                            28,332
                                                                  -------------
      Total expenses                                                  2,582,406
Less custodian fees paid indirectly                                        (494)
                                                                  -------------
      Net expenses                                                    2,581,912
                                                                  -------------
NET INVESTMENT INCOME (LOSS)                                         (1,372,422)
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              25,626,231
Net change in unrealized appreciation (depreciation) on
   investments                                                      (13,647,761)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS                                       11,978,470
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                $  10,606,048
                                                                  =============

                        See Notes to Financial Statements                     11

Phoenix All-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended           Year Ended
                                                                                     December 31, 2005    December 31, 2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss)                                                      $      (1,372,422)   $        (867,661)
   Net realized gain (loss)                                                                 25,626,231           30,352,006
   Net change in unrealized appreciation (depreciation)                                    (13,647,761)         (12,416,095)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              10,606,048           17,068,250
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized long-term gains, Class A                                                    (7,970,602)                  --
   Net realized long-term gains, Class B                                                      (689,768)                  --
   Net realized long-term gains, Class C                                                      (690,070)                  --
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                (9,350,440)                  --
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (506,316 and 573,184 shares, respectively)                  8,396,541            8,882,376
   Net asset value of shares issued from reinvestment of distributions
      (309,303 and 0 shares, respectively)                                                   5,242,695                   --
   Cost of shares repurchased (2,906,208 and 2,680,867 shares, respectively)               (47,663,034)         (41,417,740)
                                                                                     -----------------    -----------------
Total                                                                                      (34,023,798)         (32,535,364)
                                                                                     -----------------    -----------------
CLASS B
   Proceeds from sales of shares (140,466 and 82,569 shares, respectively)                   2,083,714            1,153,772
   Net asset value of shares issued from reinvestment of distributions
      (32,551 and 0 shares, respectively)                                                      480,451                   --
   Cost of shares repurchased (298,034 and 400,830 shares, respectively)                    (4,271,803)          (5,484,772)
                                                                                     -----------------    -----------------
Total                                                                                       (1,707,638)          (4,331,000)
                                                                                     -----------------    -----------------
CLASS C
   Proceeds from sales of shares (50,062 and 153,443 shares, respectively)                     740,690            2,154,186
   Net asset value of shares issued from reinvestment of distributions
      (23,799 and 0 shares, respectively)                                                      351,272                   --
   Cost of shares repurchased (245,520 and 370,652 shares, respectively)                    (3,547,113)          (5,059,901)
                                                                                     -----------------    -----------------
Total                                                                                       (2,455,151)          (2,905,715)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                               (38,186,587)         (39,772,079)
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                   (36,930,979)         (22,703,829)

NET ASSETS
   Beginning of period                                                                     193,643,567          216,347,396
                                                                                     -----------------    -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
     $0, RESPECTIVELY]                                                               $     156,712,588    $     193,643,567
                                                                                     =================    =================

12                      See Notes to Financial Statements

Phoenix All-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                              --------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                 2005         2004         2003         2002          2001
Net asset value, beginning of period          $   16.51    $   15.10    $   10.74    $    14.19    $   20.69
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                (0.12)       (0.05)       (0.11)        (0.10)       (0.10)
   Net realized and unrealized gain (loss)         1.39         1.46         4.47         (3.35)       (6.34)
                                              ---------    ---------    ---------    ----------    ---------
      TOTAL FROM INVESTMENT OPERATIONS             1.27         1.41         4.36         (3.45)       (6.44)
                                              ---------    ---------    ---------    ----------    ---------
LESS DISTRIBUTIONS
   Distributions from net realized gains          (1.03)          --           --            --        (0.06)
                                              ---------    ---------    ---------    ----------    ---------
      TOTAL DISTRIBUTIONS                         (1.03)          --           --            --        (0.06)
                                              ---------    ---------    ---------    ----------    ---------
Change in net asset value                          0.24         1.41         4.36         (3.45)       (6.50)
                                              ---------    ---------    ---------    ----------    ---------
NET ASSET VALUE, END OF PERIOD                $   16.75    $   16.51    $   15.10    $    10.74    $   14.19
                                              =========    =========    =========    ==========    =========
Total return(2)                                    7.62%        9.34%       40.60%       (24.31)%     (31.12)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $ 135,930    $ 168,498    $ 185,964    $  147,074    $ 241,736

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.46%        1.43%        1.48%         1.47%        1.40%
   Net investment income (loss)                   (0.73)%      (0.32)%      (0.87)%       (0.80)%      (0.64)%
Portfolio turnover                                   69%          47%          42%           84%          53%

(1)   Computed using average shares outstanding.

(2)   Sales charges are not reflected in the total return calculation.

                        See Notes to Financial Statements                     13

Phoenix All-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS B
                                              --------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                 2005         2004         2003         2002          2001
Net asset value, beginning of period          $   14.61    $   13.46    $    9.64    $    12.84    $   18.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                (0.22)       (0.15)       (0.18)        (0.17)       (0.20)
   Net realized and unrealized gain (loss)         1.23         1.30         4.00         (3.03)       (5.77)
                                              ---------    ---------    ---------    ----------    ---------
      TOTAL FROM INVESTMENT OPERATIONS             1.01         1.15         3.82         (3.20)       (5.97)
                                              ---------    ---------    ---------    ----------    ---------
LESS DISTRIBUTIONS
   Distributions from net realized gains          (1.03)          --           --            --        (0.06)
                                              ---------    ---------    ---------    ----------    ---------
      TOTAL DISTRIBUTIONS                         (1.03)          --           --            --        (0.06)
                                              ---------    ---------    ---------    ----------    ---------
Change in net asset value                         (0.02)        1.15         3.82         (3.20)       (6.03)
                                              ---------    ---------    ---------    ----------    ---------
NET ASSET VALUE, END OF PERIOD                $   14.59    $   14.61    $   13.46    $     9.64    $   12.84
                                              =========    =========    =========    ==========    =========
Total return(2)                                    6.84%        8.54%       39.63%       (24.92)%     (31.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $  10,476    $  12,316    $  15,635    $   15,407    $  31,767

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.21%        2.18%        2.23%         2.22%        2.15%
   Net investment income (loss)                   (1.48)%      (1.10)%      (1.62)%       (1.55)%      (1.39)%
Portfolio turnover                                   69%          47%          42%           84%          53%

                                                                         CLASS C
                                              --------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                 2005         2004         2003         2002          2001
Net asset value, beginning of period          $   14.61    $   13.46    $    9.64    $    12.84    $   18.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                (0.22)       (0.15)       (0.19)        (0.17)       (0.20)
   Net realized and unrealized gain (loss)         1.23         1.30         4.01         (3.03)       (5.77)
                                              ---------    ---------    ---------    ----------    ---------
      TOTAL FROM INVESTMENT OPERATIONS             1.01         1.15         3.82         (3.20)       (5.97)
                                              ---------    ---------    ---------    ----------    ---------
LESS DISTRIBUTIONS
   Distributions from net realized gains          (1.03)          --           --            --        (0.06)
                                              ---------    ---------    ---------    ----------    ---------
      TOTAL DISTRIBUTIONS                         (1.03)          --           --            --        (0.06)
                                              ---------    ---------    ---------    ----------    ---------
Change in net asset value                         (0.02)        1.15         3.82         (3.20)       (6.03)
                                              ---------    ---------    ---------    ----------    ---------
NET ASSET VALUE, END OF PERIOD                $   14.59    $   14.61    $   13.46    $     9.64    $   12.84
                                              =========    =========    =========    ==========    =========
Total return(2)                                    6.84%        8.54%       39.63%       (24.92)%     (31.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $  10,307    $  12,830    $  14,748    $   12,525    $  22,971

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.21%        2.18%        2.23%         2.22%        2.15%
   Net investment income (loss)                   (1.48)%      (1.09)%      (1.62)%       (1.55)%      (1.39)%
Portfolio turnover                                   69%          47%          42%           84%          53%

(1)   Computed using average shares outstanding.

(2)   Sales charges are not reflected in the total return calculation.

14                      See Notes to Financial Statements

PHOENIX BALANCED RETURN FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, DONG HAO ZHANG AND STEVEN L. COLTON (EQUITIES) AND DAVID L. ALBRYCHT, CFA (FIXED INCOME)

Q: HOW DID THE PHOENIX BALANCED RETURN FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class A shares returned (0.71%), Class B shares returned (1.47%) and Class C shares returned (1.47%). For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43%, and the Composite Index for the Balanced Return Fund (60% S&P 500(R) Index and 40% Lehman Brothers Aggregate Bond Index), the Fund's style-specific benchmark, returned 4.01%.

      Prior to May 1, 2005, the Fund's style benchmark was a different Composite Index (60% Russell 1000(R) Growth Index, 30% Lehman Brothers Government/Credit Bond Index and 10% Citigroup 90-Day Treasury Bill). The benchmark was changed when the adviser for the Fund's fixed income portfolio was changed to Phoenix Investment Counsel, Inc. The current style benchmark more closely aligns with the current adviser's investment strategies. For the reporting period, the Fund's previous benchmark returned 4.29%. All performance figures assume reinvestment of distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

EQUITY DISCUSSION

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve (the "Fed") will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE FUND'S EQUITY PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund's equity portfolio underperformed the S&P 500 during the fiscal year due mainly to poor stock picking in the technology sector and the underweighting of energy stocks. As oil prices rose throughout the year, energy stocks were among the best performers in the market. The S&P Energy Sector Index rose from 289 on December 31, 2004 to 372 one year later. The Fund's relative lack of oil stocks hurt performance significantly. In addition, Avocent Corp preannounced an earnings shortfall in March, causing its stock to tumble 30%. More recently, Flextronics Corp announced poor earnings for the third quarter of 2005, which led to a 31.5% downturn for its stock.

      On the positive side, we had excellent stock picking in the Industrial sector. In particular, Jacobs Engineering Group was up over 40% due to strong business momentum in commercial construction, especially for oil and gas projects.

FIXED INCOME DISCUSSION

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, returned 2.43% for the year ended December 31, 2005. Short-term interest rates rose significantly over the course of the year as the Federal Reserve continued its campaign to remove its accommodative policy at a measured pace. The federal funds rate increased 2% from December 31, 2004 to a rate of 4.25% at December 31, 2005. Longer-term rates, however, did not rise proportionally, and 30-year Treasury rates declined slightly, amid a backdrop of mixed economic indicators and the expectation that the increase in oil prices will slow the economy. As a result, the yield curve flattened substantially.

      Fixed income returns across all investment grade bond sectors were modest in this environment. Foreign high quality sovereign debt generated the strongest returns, while investment grade corporate bonds underperformed. Emerging markets bonds outperformed all investment grade sectors, as we saw the continuation of strong and improving credit fundamentals in the sector.

Q: WHAT FACTORS AFFECTED THE FUND'S FIXED INCOME PERFORMANCE DURING ITS FISCAL YEAR?

A: Relative to the Lehman Brothers Aggregate Bond Index, the series' overweight position to the corporate high quality sector hurt performance as this was one of the worst performing sectors within the Index for the 12 months ended December 31, 2005. Leveraged buyout activity and the overall weakness of the auto industry contributed to the underperformance of the corporate high quality sector.

      The Fund's fixed income portion benefited from its investment in spread sectors (non-Treasury) such as emerging markets and Yankee high quality. During the year, these sectors continued to offer attractive yield and total return opportunities while adding diversification to the portfolio. Also, the emerging markets and Yankee high quality sectors were supported by improving country fundamentals and upgrades by the rating agencies.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Balanced Return Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                       1 YEAR     5 YEARS     10 YEARS
                                                       ------     -------     --------
Class A Shares at NAV(2)                                (0.71)%     (1.82)%       6.12%
Class A Shares at POP(3)                                (6.42)      (2.98)        5.49

Class B Shares at NAV(2)                                (1.47)      (2.56)        5.31
Class B Shares with CDSC(4)                             (5.39)      (2.56)        5.31

Class C Shares at NAV(2)                                (1.47)      (2.56)        5.31
Class C Shares with CDSC(4)                             (1.47)      (2.56)        5.31

S&P 500(R) Index                                         4.93        0.55         9.12

Lehman Brothers Aggregate Bond Index                     2.43        5.87         6.16
Composite Index for Balanced Return Fund (Previous)      4.29        0.32         6.80
Composite Index for Balanced Return Fund (Current)       4.01        3.00         8.28

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/95 in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charge which is 1% the first year and 0% thereafter. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


           Phoenix        Phoenix        Phoenix
          Balanced       Balanced       Balanced
           Return         Return         Return         Composite                    Lehman Brothers     Composite
            Fund           Fund           Fund            Index          S&P 500      Aggregate Bond       Index
           Class A        Class B        Class C        (Current)         Index           Index          (Previous)
          ---------      --------       --------        ----------      ----------   ---------------     ---------
1995       $9,425         $10,000        $10,000         $10,000         $10,000         $10,000          $10,000
1996       11,101          11,682         11,679          11,514          12,325          10,363           11,508
1997       13,208          13,802         13,795          14,233          16,438          11,363           13,998
1998       17,055          17,674         17,667          17,234          21,165          12,350           17,725
1999       20,141          20,719         20,708          19,311          25,639          12,249           21,088
2000       18,709          19,110         19,095          19,114          23,283          13,673           18,995
2001       16,442          16,664         16,654          18,406          20,518          14,827           17,263
2002       13,847          13,925         13,921          16,599          15,984          16,348           14,787
2003       16,546          16,518         16,505          19,669          20,573          17,019           17,581
2004       17,187          17,033         17,023          21,299          22,807          17,758           18,508
2005       17,065          16,782         16,773          22,154          23,931          18,189           19,302

(1)   Represents the ending value for S&P 500 Index.
(2)   Represents the ending value for Current Composite Index for Balanced Return.
(3)   Represents the ending value for Previous Composite Index for Balanced Return.
(4)   Represents the ending value for Lehman Brothers Aggregate Bond Index.
(5)   Represents the ending value for Class A shares.
(6)   Represents the ending value for Class B shares.
(7)   Represents the ending value for Class C shares.

For information regarding the indexes, see the glossary on page 3.

Phoenix Balanced Return Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Balanced Return Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                            Beginning          Ending       Expenses Paid
Balanced Return Fund      Account Value    Account Value        During
       Class A            June 30, 2005  December 31, 2005     Period*
-----------------------   -------------  -----------------  -------------
Actual                      $1,000.00        $1,015.30          $8.45

Hypothetical (5% return
  before expenses)           1,000.00         1,016.71           8.50

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.66%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (0.71)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $992.90.

                            Beginning          Ending       Expenses Paid
Balanced Return Fund      Account Value    Account Value        During
       Class B            June 30, 2005  December 31, 2005     Period*
-----------------------   -------------  -----------------  -------------
Actual                      $1,000.00        $1,011.70          $12.25

Hypothetical (5% return
  before expenses)           1,000.00         1,012.88           12.33

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.42%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (1.47)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $985.30.

                            Beginning          Ending       Expenses Paid
Balanced Return Fund      Account Value    Account Value        During
       Class C            June 30, 2005  December 31, 2005     Period*
-----------------------   -------------  -----------------  -------------
Actual                      $1,000.00        $1,011.60          $12.25

Hypothetical (5% return
  before expenses)           1,000.00         1,012.88           12.33

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.42%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (1.47)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $985.30.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Balanced Return Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(i)
--------------------------------------------------------------------------------
1.   FNMA 5.50%, 9/1/34                                                     3.2%
2.   General Electric Co.                                                   3.0%
3.   Bank of America Corp.                                                  2.0%
4.   FNMA 6%, 5/1/35                                                        1.9%
5.   Procter & Gamble Co. (The)                                             1.8%
6.   Wells Fargo & Co.                                                      1.8%
7.   FNMA 5%, 8/1/34                                                        1.7%
8.   International Business Machines Corp.                                  1.7%
9.   JPMorgan Chase & Co.                                                   1.6%
10.  Johnson & Johnson                                                      1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Common Stocks                   53%
Agency Mortgage-Backed Securities        10
Non-Agency Mortgage-Backed Securities     9
Domestic Corporate Bonds                  7
Municipal Bonds                           5
U.S. Government Securities                4
Asset-Backed Securities                   2
Other                                    10

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
U.S. GOVERNMENT SECURITIES--3.8%

U.S. TREASURY BONDS--1.2%
U.S. Treasury Bond 9.25%, 2/15/16 ....................   $   175    $   242,519
U.S. Treasury Bond 5.375%, 2/15/31 ...................       290        325,751
                                                                    -----------
                                                                        568,270
                                                                    -----------
U.S. TREASURY NOTES--2.6%
U.S. Treasury Note 3.875%, 7/15/10 ...................       170        166,613
U.S. Treasury Note 4.125%, 8/15/10 ...................       250        247,539
U.S. Treasury Note 4.50%, 11/15/10 ...................       350        351,887
U.S. Treasury Note 4%, 2/15/15 .......................        50         48,477
U.S. Treasury Note 4.25%, 8/15/15 ....................       345        340,539
U.S. Treasury Note 4.50%, 11/15/15 ...................        50         50,410
                                                                    -----------
                                                                      1,205,465
                                                                    -----------

-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $1,732,405)                                          1,773,735
-------------------------------------------------------------------------------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------

AGENCY MORTGAGE-BACKED SECURITIES--9.9%
FNMA 4.50%, 4/1/19 ...................................   $   638    $   621,602
FNMA 4%, 7/1/19 ......................................       104         99,252
FNMA 5%, 6/1/20 ......................................       291        287,761
FNMA 5%, 6/1/20 ......................................       232        229,399
FNMA 5%, 8/1/20 ......................................       143        141,085
FNMA 5%, 8/1/34 ......................................       819        794,984
FNMA 5.50%, 9/1/34 ...................................     1,515      1,501,260
FNMA 6%, 5/1/35 ......................................       882        890,357
FNMA 5.50%, 8/1/35 ...................................        45         44,833
-------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,689,249)                                          4,610,533
-------------------------------------------------------------------------------

MUNICIPAL BONDS--4.8%

CALIFORNIA--2.2%
Alameda Corridor Transportation Authority
Taxable Series D 6%, 10/1/11 (MBIA Insured) ..........       500        526,670

                       See Notes to Financial Statements                      19

Phoenix Balanced Return Fund

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
CALIFORNIA--CONTINUED
San Luis Obispo County Pension Obligation
Taxable Series A 3.94%, 9/1/12 (MBIA Insured) ........   $   330    $   311,995

University of California Series F 4.375%,
5/15/30 (FSA Insured) ................................       200        194,008
                                                                    -----------
                                                                      1,032,673
                                                                    -----------
MISSISSIPPI--0.7%
Mississippi Development Bank Jackson County
Special Obligation Taxable Series A 5%,
6/1/11 (FSA Insured) .................................       340        341,261

NEW JERSEY--0.5%
New Jersey State Educational Facilities Authority
Princeton University Series B 4.25%, 7/1/35 ..........       110        104,672

New Jersey Turnpike Authority Taxable Series B
4.252%, 1/1/16 Prerefunded 1/1/15 @ 100
(AMBAC Insured) ......................................         6          5,880

New Jersey Turnpike Authority Taxable Series B
4.252%, 1/1/16 (AMBAC Insured) .......................       149        141,299
                                                                    -----------
                                                                        251,851
                                                                    -----------
NEW YORK--0.9%
Buffalo Taxable Series A 4.71%, 2/1/13
(AMBAC Insured) ......................................       420        414,032

WISCONSIN--0.5%
Wauwatosa Redevelopment Authority Economic
Improvements Taxable 5.20%, 12/1/14
(MBIA Insured) .......................................       225        225,718
-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $2,307,641)                                          2,265,535
-------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.4%
Americredit Automobile Receivables
Trust 03-Bx, A4A 2.72%, 1/6/10 .......................       177        173,968

Capital One Master Trust 01-5 A 5.30%, 6/15/09 .......       291        291,788
Carmax Auto Owner Trust 03-1, A4 2.16%, 11/15/09 .....       257        251,009

GMAC Mortgage Corp. Loan Trust 05-HE2,
A3 4.622%, 11/25/35(c) ...............................       100         98,875

M&I Auto Loan Trust 03-1 B 3.45%, 2/21/11 ............       155        151,321

Merrill Lynch Mortgage Investors, Inc.
05-NCA A 4.639%, 2/25/36(c) ..........................       138        137,555
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $1,111,593)                                          1,104,516
-------------------------------------------------------------------------------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
DOMESTIC CORPORATE BONDS--6.8%

ADVERTISING--0.2%
Lamar Media Corp. 6.625%, 8/15/15 ....................   $    85    $    85,744

AIRLINES--1.1%
Delta Air Lines, Inc. 02-1, G-1 6.718%, 1/2/23 .......       498        505,583

AUTOMOBILE MANUFACTURERS--0.4%
American Honda Finance Corp. 144A
4.25%, 3/11/08(b) ....................................       175        172,930

DaimlerChrysler NA Holding Corp. 6.50%, 11/15/13 .....        20         20,941
                                                                    -----------
                                                                        193,871
                                                                    -----------
BROADCASTING & CABLE TV--0.2%
Comcast Corp. 5.30%, 1/15/14 .........................        75         73,579
Echostar DBS Corp. 6.375%, 10/1/11 ...................        50         48,375
                                                                    -----------
                                                                        121,954
                                                                    -----------
CONSUMER FINANCE--0.6%
Ford Motor Credit Co. 8.625%, 11/1/10 ................        40         36,480
General Motors Acceptance Corp. 6.875%, 9/15/11 ......        55         50,214
General Motors Acceptance Corp. 6.75%, 12/1/14 .......        25         22,527
HSBC Finance Corp. 6.75%, 5/15/11 ....................       175        187,805
                                                                    -----------
                                                                        297,026
                                                                    -----------
ELECTRIC UTILITIES--0.6%
Entergy Gulf States, Inc. 5.70%, 6/1/15 ..............       125        122,334
PPL Capital Funding Trust I Series A 4.33%, 3/1/09 ...       175        170,183
                                                                    -----------
                                                                        292,517
                                                                    -----------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
Waste Management, Inc. 5%, 3/15/14 ...................       175        171,533

HEALTH CARE DISTRIBUTORS--0.0%
AmerisourceBergen Corp. 144A 5.625%, 9/15/12(b) ......        10         10,000

HEALTH CARE EQUIPMENT--0.3%
Fisher Scientific International, Inc. 6.75%,
8/15/14 ..............................................       125        130,938

HEALTH CARE FACILITIES--0.3%
HCA, Inc. 6.30%, 10/1/12 .............................       125        126,249

INTEGRATED OIL & GAS--0.4%
ChevronTexaco Capital Co. 3.375%, 2/15/08 ............       175        170,256

INTEGRATED TELECOMMUNICATION SERVICES--0.2%
Qwest Corp. 8.875%, 3/15/12 ..........................        50         56,625
Verizon Global Funding Corp. 4.90%, 9/15/15 ..........        30         29,040
                                                                    -----------
                                                                         85,665
                                                                    -----------

20                     See Notes to Financial Statements

Phoenix Balanced Return Fund

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
METAL & GLASS CONTAINERS--0.0%
Plastipak Holdings, Inc. 144A 8.50%, 12/15/15(b) .....   $    15    $    15,225

MULTI-UTILITIES--0.3%
Dominion Resources, Inc. 5%, 3/15/13 .................        25         24,341
NiSource Finance Corp. 5.45%, 9/15/20 ................       120        116,271
                                                                    -----------
                                                                        140,612
                                                                    -----------
OIL & GAS DRILLING--0.1%
Diamond Offshore Drilling, Inc. 4.875%, 7/1/15 .......        55         53,755

OIL & GAS STORAGE & TRANSPORTATION--0.1%
Kinder Morgan Finance 144A 5.70%, 1/5/16(b) ..........        45         45,389

OTHER DIVERSIFIED FINANCIAL SERVICES--0.4%
Erac USA Finance Co. 144A 5.90%, 11/15/15(b) .........        35         35,602
JPMorgan Chase & Co. 5.125%, 9/15/14 .................       175        173,234
                                                                    -----------
                                                                        208,836
                                                                    -----------
PACKAGED FOODS & MEATS--0.4%
Campbell Soup Co. 5%, 12/3/12 ........................       175        173,496

REITS--0.1%
HRPT Properties Trust 5.75%, 11/1/15 .................        40         39,862

TOBACCO--0.1%
Reynolds (R.J.) Tobacco Holdings, Inc.
144A 7.30%, 7/15/15(b) ...............................        50         51,250

TRADING COMPANIES & DISTRIBUTORS--0.2%
Hughes Supply, Inc. 5.50%, 10/15/14 ..................       100         97,280

WIRELESS TELECOMMUNICATION SERVICES--0.4%
Nextel Communications, Inc. Series E
6.875%, 10/31/13 .....................................       175        182,562
-------------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $3,244,711)                                          3,199,603
-------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--8.7%
Countrywide Alternative Loan Trust 05-43,
4A2 5.76%, 10/25/35(c) ...............................       112        111,912

Countrywide Home Loan Mortgage Pass-Through
Trust 04-12, 12A1 4.79%, 8/25/34(c) ..................       162        159,883

Countrywide Home Loan Mortgage Pass-Through
Trust 04-13, 1A1 5.50%, 8/25/34 ......................       156        155,109

Crown Castle Towers LLC 05-1A, AFX 144A
4.643%, 6/15/35(b) ...................................       110        107,732

First Union-Lehman Brothers - Bank of America
98-C2, A2 6.56%, 11/18/35 ............................       226        232,706

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
GE Capital Commercial Mortgage Corp.
04-C3, A4 5.189%, 7/10/39(c) .........................   $   350    $   350,288

Greenwich Capital Commercial Funding Corp.
04-GG1, A7 5.317%, 6/10/36(c) ........................       500        504,695

GS Mortgage Securities Corp. II 05-GG4,
AJ 4.782%, 7/10/39 ...................................       220        211,635

JPMorgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%, 3/15/33 ..........       300        315,458

JPMorgan Mortgage Trust 05-S2, 2A15 6%, 9/25/35 ......       240        240,029

LB-UBS Commercial Mortgage Trust 04-C4,
A2 4.567%, 6/15/29(c) ................................       250        247,184

PNC Mortgage Acceptance Corp. 00-C2,
A2 7.30%, 10/12/33 ...................................       250        269,935

RAAC Series 05-SP1, 1A1 5%, 9/25/34 ..................       209        200,625

Structured Asset Securities Corp. 03-32,
1A1 5.29%, 11/25/33(c) ...............................        91         88,795

Structured Asset Securities Corp. 05-6,
4A1 5%, 5/25/35 ......................................       186        179,223

Wachovia Bank Commercial Mortgage
Trust 04-C12, A4 5.235%, 7/15/41(c) ..................       300        303,237

Washington Mutual, Inc. 05-AR3,
A2 4.651%, 3/25/35(c) ................................       152        149,693

Wells Fargo Mortgage Backed Securities
Trust 05-5, 1A1 5%, 5/25/20 ..........................        97         95,007

Wells Fargo Mortgage Backed Securities
Trust 05-AR10, 2A16 4.11%, 6/25/35(c) ................        50         48,734

Wells Fargo Mortgage Backed Securities
Trust 05-AR16, 6A3 5.001%, 10/25/35(c) ...............        91         90,160
-------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,143,029)                                          4,062,040
-------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--1.4%

AUSTRALIA--0.1%
Commonwealth of Australia Series 1106
6.75%, 11/15/06 ......................................       105(f)      77,827

BRAZIL--0.2%
Federative Republic of Brazil 5.25%, 4/15/12(c) ......        61         60,566
Federative Republic of Brazil 10.50%, 7/14/14 ........        30         36,840
                                                                    -----------
                                                                         97,406
                                                                    -----------

                       See Notes to Financial Statements                      21

Phoenix Balanced Return Fund

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
MEXICO--0.2%
United Mexican States 5.875%, 1/15/14 ................   $   100    $   103,500

NEW ZEALAND--0.1%
Commonwealth of New Zealand Series 206
6.50%, 2/15/06 .......................................        72(g)      49,133

PANAMA--0.3%
Republic of Panama 7.25%, 3/15/15 ....................        35         37,415
Republic of Panama 9.375%, 1/16/23 ...................        75         94,312
                                                                    -----------
                                                                        131,727
                                                                    -----------

PERU--0.1%
Republic of Peru 7.35%, 7/21/25 ......................        25         24,719

PHILIPPINES--0.3%
Republic of Philippines 8.375%, 2/15/11 ..............        80         86,800
Republic of Philippines 10.625%, 3/16/25 .............        50         63,750
                                                                    -----------
                                                                        150,550
                                                                    -----------

TURKEY--0.1%
Republic of Turkey 7.375%, 2/5/25 ....................        25         25,938
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $655,517)                                              660,800
-------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(e)--1.9%

AUSTRALIA--0.4%
Westfield Capital Corp. 144A 4.375%, 11/15/10(b) .....       175        169,391

CANADA--0.2%
Rogers Wireless Communications, Inc.
7.25%, 12/15/12 ......................................        75         79,218

CHILE--0.4%
Celulosa Arauco y Constitucion SA 5.625%, 4/20/15 ....       200        198,541

GERMANY--0.4%
Deutsche Telekom International Finance BV
8%, 6/15/10 ..........................................       175        198,410

MEXICO--0.1%
Pemex Project Funding Master Trust 144A
5.75%, 12/15/15(b) ...................................        50         49,750

RUSSIA--0.2%
Gazprom OAO 144A 5.625%, 7/22/13(b) ..................       100         99,460

SOUTH KOREA--0.2%
Korea Development Bank 5.50%, 11/13/12 ...............        90         91,919
-------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $895,779)                                              886,689
-------------------------------------------------------------------------------

                                                          SHARES       VALUE
                                                         -------    -----------
DOMESTIC COMMON STOCKS--53.0%

ADVERTISING--2.0%
Harte-Hanks, Inc. ....................................    15,200    $   401,128
Omnicom Group, Inc. ..................................     6,100        519,293
                                                                    -----------
                                                                        920,421
                                                                    -----------

AEROSPACE & DEFENSE--1.5%
United Technologies Corp. ............................    12,200        682,102

AIR FREIGHT & LOGISTICS--0.8%
FedEx Corp. ..........................................     3,800        392,882

AIRLINES--0.6%
Alaska Air Group, Inc.(d) ............................     8,200        292,904

ASSET MANAGEMENT & CUSTODY BANKS--0.5%
Mellon Financial Corp. ...............................     7,400        253,450

CASINOS & GAMING--0.8%
Harrah's Entertainment, Inc. .........................     5,544        395,232

COMMUNICATIONS EQUIPMENT--2.9%
Cisco Systems, Inc.(d) ...............................    41,200        705,344
CommScope, Inc.(d) ...................................    15,600        314,028
Tellabs, Inc.(d) .....................................    29,200        318,280
                                                                    -----------
                                                                      1,337,652
                                                                    -----------
COMPUTER HARDWARE--2.0%
Dell, Inc.(d) ........................................     4,800        143,952
International Business Machines Corp. ................     9,400        772,680
                                                                    -----------
                                                                        916,632
                                                                    -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
Alliance Data Systems Corp.(d) .......................    10,700        380,920

DIVERSIFIED BANKS--5.2%
Bank of America Corp. ................................    20,200        932,230
Wachovia Corp. .......................................    12,800        676,608
Wells Fargo & Co. ....................................    13,200        829,356
                                                                    -----------
                                                                      2,438,194
                                                                    -----------

DRUG RETAIL--0.5%
CVS Corp. ............................................     8,700        229,854

ELECTRIC UTILITIES--0.6%
DPL, Inc. ............................................    11,100        288,711

ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
Emerson Electric Co. .................................     3,200        239,040

ENVIRONMENTAL & FACILITIES SERVICES--0.9%
Waste Management, Inc. ...............................    14,400        437,040

22                     See Notes to Financial Statements

Phoenix Balanced Return Fund

                                                          SHARES       VALUE
                                                         -------    -----------
FOOTWEAR--0.5%
NIKE, Inc. Class B ...................................     2,900    $   251,691

HEALTH CARE EQUIPMENT--3.3%
Beckman Coulter, Inc. ................................     8,400        477,960
Fisher Scientific International, Inc.(d) .............    10,200        630,972
Thermo Electron Corp.(d) .............................    13,800        415,794
                                                                    -----------
                                                                      1,524,726
                                                                    -----------

HEALTH CARE SERVICES--0.6%
Express Scripts, Inc.(d) .............................     3,100        259,780

HOUSEHOLD PRODUCTS--2.9%
Colgate-Palmolive Co. ................................     6,700        367,495
Procter & Gamble Co. (The) ...........................    14,700        850,836
Spectrum Brands, Inc.(d) .............................     7,900        160,449
                                                                    -----------
                                                                      1,378,780
                                                                    -----------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.9%
Manpower, Inc. .......................................     9,400        437,100

INDUSTRIAL CONGLOMERATES--3.0%
General Electric Co. .................................    40,600      1,423,030

INDUSTRIAL MACHINERY--0.4%
Danaher Corp. ........................................     3,100        172,918

INTEGRATED OIL & GAS--1.6%
Exxon Mobil Corp. ....................................    13,300        747,061

INTEGRATED TELECOMMUNICATION SERVICES--0.7%
AT&T, Inc. ...........................................     6,000        146,940
Verizon Communications, Inc. .........................     6,300        189,756
                                                                    -----------
                                                                        336,696
                                                                    -----------
INVESTMENT BANKING & BROKERAGE--1.0%
Merrill Lynch & Co., Inc. ............................     7,200        487,656

MANAGED HEALTH CARE--3.5%
Centene Corp.(d) .....................................    12,400        325,996
CIGNA Corp. ..........................................     3,800        424,460
Coventry Health Care, Inc.(d) ........................     4,700        267,712
WellCare Health Plans, Inc.(d) .......................     3,900        159,315
WellPoint, Inc.(d) ...................................     5,800        462,782
                                                                    -----------
                                                                      1,640,265
                                                                    -----------

MOVIES & ENTERTAINMENT--1.2%
Walt Disney Co. (The) ................................    22,800        546,516

MULTI-UTILITIES & UNREGULATED POWER--1.1%
PG&E Corp. ...........................................    13,600        504,832

                                                          SHARES       VALUE
                                                         -------    -----------
OIL & GAS DRILLING--0.9%
Patterson-UTI Energy, Inc. ...........................     4,400    $   144,980
Transocean, Inc.(d) ..................................     3,700        257,853
                                                                    -----------
                                                                        402,833
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION--0.8%
Anadarko Petroleum Corp. .............................     3,800        360,050

OTHER DIVERSIFIED FINANCIAL SERVICES--2.3%
Citigroup, Inc. ......................................     6,800        330,004
JPMorgan Chase & Co. .................................    19,000        754,110
                                                                    -----------
                                                                      1,084,114
                                                                    -----------

PACKAGED FOODS & MEATS--0.7%
Dean Foods Co.(d) ....................................     4,700        177,002
Kellogg Co. ..........................................     3,500        151,270
                                                                    -----------
                                                                        328,272
                                                                    -----------

PHARMACEUTICALS--2.3%
Johnson & Johnson ....................................    12,500        751,250
Pfizer, Inc. .........................................    13,800        321,816
                                                                    -----------
                                                                      1,073,066
                                                                    -----------

RAILROADS--1.2%
Norfolk Southern Corp. ...............................    12,800        573,824

RESTAURANTS--0.7%
McDonald's Corp. .....................................    10,400        350,688

SEMICONDUCTORS--0.5%
Intel Corp. ..........................................     8,600        214,656

SOFT DRINKS--1.3%
Coca-Cola Co. (The) ..................................    14,700        592,557

SYSTEMS SOFTWARE--1.4%
Microsoft Corp. ......................................    24,900        651,135

WIRELESS TELECOMMUNICATION SERVICES--0.6%
Sprint Nextel Corp. ..................................    11,587        270,672
-------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $23,097,315)                                         24,817,952
-------------------------------------------------------------------------------

FOREIGN COMMON STOCKS(e)--2.0%

APPLICATION SOFTWARE--0.6%
Amdocs Ltd. (United States)(d) .......................    11,000        302,500

COMMUNICATIONS EQUIPMENT--0.6%
Alcatel SA Sponsored ADR (France)(d) .................    23,300        288,920

                       See Notes to Financial Statements                      23

Phoenix Balanced Return Fund

                                                       SHARES       VALUE
                                                      -------    -----------
ELECTRONIC MANUFACTURING SERVICES--0.8%
Flextronics International Ltd. (Singapore)(d) ....     34,100    $   356,004
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $990,284)                                           947,424
----------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--1.5%
SPDR Trust Series I ..............................      5,600        697,256
----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $665,213)                                           697,256
----------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--96.2%
(IDENTIFIED COST $43,532,736)                                     45,026,083
----------------------------------------------------------------------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                      -------
SHORT-TERM INVESTMENTS--4.0%

COMMERCIAL PAPER(h)--4.0%
Sysco Corp. 4.15%, 1/3/06 ........................    $ 1,870      1,869,569
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,869,569)                                       1,869,569
----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $45,402,305)                                     46,895,652(a)
Other assets and liabilities, net--(0.2)%                            (77,562)
                                                                 -----------
NET ASSETS--100.0%                                               $46,818,090
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,308,875 and gross depreciation of $837,385 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $45,424,162.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $756,729 or 1.6% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d)   Non-income producing.

(e) Foreign corporate bonds and foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(f)   Par value represents Australian Dollar.

(g)   Par value represents New Zealand Dollar.

(h)   The rate shown is the discount rate.

(i)   Table excludes short-term investments.

24                     See Notes to Financial Statements

Phoenix Balanced Return Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $45,402,305)                                  $  46,895,652
Cash                                                                      8,379
Receivables
   Dividends and interest                                               211,931
   Fund shares sold                                                       4,627
Prepaid expenses                                                         28,011
                                                                  -------------
      Total assets                                                   47,148,600
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased                                      172,142
   Fund shares repurchased                                               40,378
   Investment advisory fee                                               32,187
   Transfer agent fee                                                    29,014
   Professional fee                                                      25,201
   Distribution and service fees                                         17,702
   Financial agent fee                                                    8,701
   Other accrued expenses                                                 5,185
                                                                  -------------
      Total liabilities                                                 330,510
                                                                  -------------
NET ASSETS                                                        $  46,818,090
                                                                  =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $  61,253,792
Distributions in excess of net investment income                        (16,773)
Accumulated net realized loss                                       (15,912,120)
Net unrealized appreciation                                           1,493,191
                                                                  -------------
NET ASSETS                                                        $  46,818,090
                                                                  =============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $34,988,764)                   1,288,745
Net asset value per share                                         $       27.15
Offering price per share $27.15/(1-5.75%)                         $       28.81

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $7,191,568)                      270,023
Net asset value and offering price per share                      $       26.63

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $4,637,758)                      173,644
Net asset value and offering price per share                      $       26.71

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005
INVESTMENT INCOME
Interest                                                          $   1,091,615
Dividends                                                               453,036
                                                                  -------------
      Total investment income                                         1,544,651
                                                                  -------------

EXPENSES
Investment advisory fee                                                 435,713
Service fees, Class A                                                   102,854
Distribution and service fees, Class B                                   84,341
Distribution and service fees, Class C                                   56,155
Financial agent fee                                                      64,151
Transfer agent                                                          130,923
Registration                                                             35,485
Professional                                                             33,991
Custodian                                                                29,531
Trustees                                                                 24,186
Printing                                                                 13,158
Miscellaneous                                                            23,571
                                                                  -------------
      Total expenses                                                  1,034,059
Less expenses reimbursed by financial agent                             (25,012)
Custodian fees paid indirectly                                           (1,039)
                                                                  -------------
      Net expenses                                                    1,008,008
                                                                  -------------
NET INVESTMENT INCOME (LOSS)                                            536,643
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              11,686,260
Net realized gain (loss) on foreign currency transactions                 5,371
Net change in unrealized appreciation (depreciation) on
   investments                                                      (13,137,771)
Net change in unrealized appreciation (depreciation) on
   foreign currency translation                                            (156)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS                                       (1,446,296)
                                                                  -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                $    (909,653)
                                                                  =============

                       See Notes to Financial Statements                      25

Phoenix Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended            Year Ended
                                                                                     December 31, 2005    December 31, 2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss)                                                      $         536,643    $         700,128
   Net realized gain (loss)                                                                 11,691,631            4,880,745
   Net change in unrealized appreciation (depreciation)                                    (13,137,927)          (3,133,430)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                (909,653)           2,447,443
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (465,513)            (620,844)
   Net investment income, Class B                                                              (45,770)             (57,988)
   Net investment income, Class C                                                              (29,385)             (38,481)
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (540,668)            (717,313)
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (91,855 and 420,609 shares, respectively)                   2,481,312           11,293,065
   Net asset value of shares issued from reinvestment of distributions
     (14,488 and 18,901 shares, respectively)                                                  394,931              522,599
   Cost of shares repurchased (624,889 and 861,360 shares, respectively)                   (16,946,165)         (23,261,816)
                                                                                     -----------------    -----------------
Total                                                                                      (14,069,922)         (11,446,152)
                                                                                     -----------------    -----------------
CLASS B
   Proceeds from sales of shares (15,870 and 27,660 shares, respectively)                      419,546              732,346
   Net asset value of shares issued from reinvestment of distributions
     (1,224 and 1,397 shares, respectively)                                                     32,752               37,919
   Cost of shares repurchased (137,295 and 193,856 shares, respectively)                    (3,623,778)          (5,108,571)
                                                                                     -----------------    -----------------
Total                                                                                       (3,171,480)          (4,338,306)
                                                                                     -----------------    -----------------
CLASS C
   Proceeds from sales of shares (7,865 and 19,435 shares, respectively)                       209,405              518,251
   Net asset value of shares issued from reinvestment of distributions
      (589 and 654 shares, respectively)                                                        15,784               17,797
   Cost of shares repurchased (100,411 and 65,068 shares, respectively)                     (2,655,071)          (1,730,500)
                                                                                     -----------------    -----------------
Total                                                                                       (2,429,882)          (1,194,452)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                               (19,671,284)         (16,978,910)
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                   (21,121,605)         (15,248,780)

NET ASSETS
   Beginning of period                                                                      67,939,695           83,188,475
                                                                                     -----------------    -----------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND
      UNDISTRIBUTED NET INVESTMENT INCOME OF $(16,773) AND $0, RESPECTIVELY]         $      46,818,090    $      67,939,695
                                                                                     =================    =================

26                     See Notes to Financial Statements

Phoenix Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS A
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------
                                                2005          2004         2003          2002         2001(3)
Net asset value, beginning of period          $   27.71    $   27.01    $   22.81     $    27.50     $   31.91
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                    0.31(1)      0.36         0.25           0.31(1)       0.51(1)
   Net realized and unrealized gain               (0.50)        0.69         4.19          (4.65)        (4.38)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            (0.19)        1.05         4.44          (4.34)        (3.87)
                                              ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.37)       (0.35)       (0.24)         (0.35)        (0.54)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS                         (0.37)       (0.35)       (0.24)         (0.35)        (0.54)
                                              ---------    ---------    ---------     ----------     ---------
Change in net asset value                         (0.56)        0.70         4.20          (4.69)        (4.41)
                                              ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD                $   27.15    $   27.71    $   27.01     $    22.81     $   27.50
                                              =========    =========    =========     ==========     =========
Total return(2)                                   (0.71%)       3.88%       19.49%        (15.78%)      (12.12%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $  34,989    $  50,082    $  60,208     $   61,780     $  96,054

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                          1.64%        1.48%        1.50%          1.45%         1.30%
   Gross operating expenses                        1.68%        1.48%        1.50%          1.45%         1.30%
   Net investment income                           1.16%        1.12%        0.90%          1.24%         1.78%
Portfolio turnover                                  144%          34%          35%            45%           34%

(1)   Computed using average shares outstanding.

(2)   Sales charges are not reflected in the total return calculation.

(3) As required, effective January 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.07, increase net realized and unrealized gains and losses per share by $0.07 and decrease the ratio of net investment income to average net assets from 2.01% to 1.78%.

                       See Notes to Financial Statements                      27

Phoenix Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS B
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------
                                                2005          2004         2003          2002         2001(3)
Net asset value, beginning of period          $   27.20    $   26.52    $   22.39     $    26.97     $   31.28
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                    0.11(1)      0.08         0.02           0.12(1)       0.29(1)
   Net realized and unrealized gain               (0.51)        0.75         4.15          (4.55)        (4.30)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            (0.40)        0.83         4.17          (4.43)        (4.01)
                                              ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.17)       (0.15)       (0.04)         (0.15)        (0.30)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS                         (0.17)       (0.15)       (0.04)         (0.15)        (0.30)
                                              ---------    ---------    ---------     ----------     ---------
Change in net asset value                         (0.57)        0.68         4.13          (4.58)        (4.31)
                                              ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD                $   26.63    $   27.20    $   26.52     $    22.39     $   26.97
                                              =========    =========    =========     ==========     =========
Total return(2)                                   (1.47)%       3.12%       18.62%        (16.43)%      (12.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $   7,192    $  10,613    $  14,720     $   15,773     $  24,515
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                          2.39%        2.23%        2.25%          2.20%         2.05%
   Gross operating expenses                        2.43%        2.23%        2.25%          2.20%         2.05%
   Net investment income                           0.41%        0.34%        0.15%          0.49%         1.02%
Portfolio turnover                                  144%          34%          35%            45%           34%

                                                                          CLASS C
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------
                                                 2005         2004         2003          2002         2001(3)
Net asset value, beginning of period          $   27.28    $   26.59    $   22.46     $    27.03     $   31.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                    0.11(1)      0.10         0.02           0.12(1)       0.28(1)
   Net realized and unrealized gain (loss)        (0.51)        0.74         4.15          (4.55)        (4.29)
                                              ---------    ---------    ---------     ----------     ---------
     TOTAL FROM INVESTMENT OPERATIONS             (0.40)        0.84         4.17          (4.43)        (4.01)
                                              ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.17)       (0.15)       (0.04)         (0.14)        (0.30)
                                              ---------    ---------    ---------     ----------     ---------
     TOTAL DISTRIBUTIONS                          (0.17)       (0.15)       (0.04)         (0.14)        (0.30)
                                              ---------    ---------    ---------     ----------     ---------
Change in net asset value                         (0.57)        0.69         4.13          (4.57)        (4.31)
                                              ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD                $   26.71    $   27.28    $   26.59     $    22.46     $   27.03
                                              =========    =========    =========     ==========     =========
Total return(2)                                   (1.47)%       3.14%       18.56%        (16.41)%      (12.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $   4,638    $   7,244    $   8,260     $    8,749     $  15,480
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                          2.38%        2.23%        2.25%          2.20%         2.05%
   Gross operating expenses                        2.43%        2.23%        2.25%          2.20%         2.05%
   Net investment income                           0.41%        0.37%        0.15%          0.49%         1.00%
Portfolio turnover                                  144%          34%          35%            45%           34%

(1)   Computed using average shares outstanding.

(2)   Sales charges are not reflected in the total return calculation.

(3) As required, effective January 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.07 and $0.08, increase net realized and unrealized gains and losses per share by $0.07 and $0.08 and decrease the ratio of net investment income to average net assets from 1.27% to 1.02% and 1.27% to 1.00% for Classes B and C, respectively.

28                      See Notes to Financial Statements

PHOENIX NIFTY FIFTY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX NIFTY FIFTY FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class A shares returned 3.79%, Class B shares returned 3.05%, and Class C shares returned 3.05%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%, and the Russell 1000(R) Growth Index, the Fund's style-specific benchmark, returned 5.26%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve (the "Fed") will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: For the year, we finished slightly behind the benchmark. The biggest positive contributor to performance for the year was stock selection in the health care sector. We experienced very strong gains by biotech firms Genentech and Gilead Sciences. Both companies continued to benefit from robust new product pipelines. In addition, Amgen also outperformed the benchmark for the year. Outside of biotech, generic drug maker Teva Pharmaceutical also significantly outperformed. In technology, the big winners for the year were Apple Computer and our bet on semiconductors including Taiwan Semiconductor and Texas Instruments.

      The biggest detractor to performance in 2005 was our lack of exposure to energy. Though energy represented less than 3% of the benchmark, the energy sector was up over 50% for the year. This hurt relative performance quite a bit. Despite missing the move in commodity costs in 2005, we continue to believe that energy costs are inflated and therefore we are reluctant to chase performance in this sector. From a stock-specific perspective, our two biggest losers for the year were Dell and Kinetic Concepts. Additionally, Avon Products and United Parcel Service also negatively contributed to performance for the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Nifty Fifty Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                  1 YEAR    5 YEARS    10 YEARS
                                                  ------    -------    --------
Class A Shares at NAV(2)                            3.79%     (9.35)%      2.99%
Class A Shares at POP(3)                           (2.18)    (10.41)       2.39

Class B Shares at NAV(2)                            3.05     (10.03)       2.23
Class B Shares with CDSC(4)                        (0.95)    (10.03)       2.23

Class C Shares at NAV(2)                            3.05     (10.02)       2.23
Class C Shares with CDSC(4)                         3.05     (10.02)       2.23

S&P 500(R) Index                                    4.93       0.55        9.12
Russell 1000(R) Growth Index                        5.26      (3.58)       6.73

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/95 in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charge which is 1% the first year and 0% thereafter. Performance assumes dividends and capital gain distributions are reinvested.


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

          Phoenix              Phoenix              Phoenix
      Nifty Fifty Fund     Nifty Fifty Fund     Nifty Fifty Fund        S&P 500         Russell 1000
          Class A              Class B              Class C              Index          Growth Index
      ----------------     ----------------     ----------------       ----------     --------------

1995      $ 9,425              $10,000              $10,000              $10,000           $10,000
1996       11,925               12,560               12,560               12,325            12,312
1997       14,217               14,862               14,862               16,438            16,066
1998       19,212               19,937               19,937               21,165            22,284
1999       25,452               26,210               26,210               25,639            29,674
2000       20,678               21,140               21,135               23,283            23,020
2001       13,035               13,224               13,225               20,518            18,318
2002        8,817                8,880                8,881               15,984            13,211
2003       11,589               11,576               11,577               20,573            17,141
2004       12,198               12,093               12,094               22,807            18,220
2005       12,660               12,462               12,464               23,931            19,179

For information regarding the indexes, see the glossary on page 3.

Phoenix Nifty Fifty Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Nifty Fifty Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending        Expenses Paid
   Nifty Fifty Fund        Account Value     Account Value        During
        Class A            June 30, 2005   December 31, 2005      Period*
-----------------------    -------------   -----------------   --------------
Actual                      $ 1,000.00         $ 1,066.00         $  8.68

Hypothetical (5% return
   before expenses)           1,000.00           1,016.70            8.51

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.67%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.79%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,037.90.

                             Beginning           Ending        Expenses Paid
   Nifty Fifty Fund        Account Value     Account Value        During
        Class B            June 30, 2005   December 31, 2005      Period*
-----------------------    -------------   -----------------   --------------
Actual                      $ 1,000.00         $ 1,062.30         $ 12.56

Hypothetical (5% return
   before expenses)           1,000.00           1,012.87           12.34

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.42%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.05%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,030.50.

                             Beginning           Ending        Expenses Paid
   Nifty Fifty Fund        Account Value     Account Value        During
        Class C            June 30, 2005   December 31, 2005      Period*
-----------------------    -------------   -----------------   --------------
Actual                      $ 1,000.00         $ 1,061.70         $ 12.56

Hypothetical (5% return
   before expenses)           1,000.00           1,012.87           12.34

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.42%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.05%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,030.50.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Nifty Fifty Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1.  General Electric Co.                                                   5.9%
 2.  Lowe's Cos., Inc.                                                      4.7%
 3.  Medtronic, Inc.                                                        4.5%
 4.  Amgen, Inc.                                                            4.2%
 5.  Intel Corp.                                                            4.2%
 6.  Cisco Systems, Inc.                                                    4.0%
 7.  Citigroup, Inc.                                                        3.2%
 8.  Procter & Gamble Co. (The)                                             3.2%
 9.  Target Corp.                                                           3.1%
10.  First Data Corp.                                                       3.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology       30%
Consumer Discretionary       21
Health Care                  16
Industrials                  15
Financials                    8
Consumer Staples              7
Other                         3



                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
DOMESTIC COMMON STOCKS--91.4%

AIR FREIGHT & LOGISTICS--4.6%
FedEx Corp. ........................................      16,500  $ 1,705,935
United Parcel Service, Inc. Class B ................      19,400    1,457,910
                                                                  -----------
                                                                    3,163,845
                                                                  -----------
APPLICATION SOFTWARE--1.4%
Adobe Systems, Inc. ................................      25,300      935,088

BIOTECHNOLOGY--6.9%
Amgen, Inc.(b) .....................................      36,200    2,854,732
Genentech, Inc.(b) .................................      11,400    1,054,500
Gilead Sciences, Inc.(b) ...........................      14,800      778,924
                                                                  -----------
                                                                    4,688,156
                                                                  -----------
COMMUNICATIONS EQUIPMENT--5.0%
Cisco Systems, Inc.(b) .............................     160,348    2,745,158
QUALCOMM, Inc. .....................................      16,100      693,588
                                                                  -----------
                                                                    3,438,746
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
COMPUTER HARDWARE--3.4%
Apple Computer, Inc.(b) ............................      19,300  $ 1,387,477
Dell, Inc.(b) ......................................      31,400      941,686
                                                                  -----------
                                                                    2,329,163
                                                                  -----------
CONSUMER FINANCE--2.3%
SLM Corp. ..........................................      27,900    1,537,011

DATA PROCESSING & OUTSOURCED SERVICES--3.0%
First Data Corp. ...................................      47,800    2,055,878

DEPARTMENT STORES--1.1%
Kohl's Corp.(b) ....................................      15,200      738,720

DRUG RETAIL--1.6%
Walgreen Co. .......................................      24,200    1,071,092

FOOTWEAR--1.5%
NIKE, Inc. Class B .................................      11,600    1,006,764

GENERAL MERCHANDISE STORES--3.1%
Target Corp. .......................................      38,300    2,105,351


32                       See Notes to Financial Statements

Phoenix Nifty Fifty Fund
                                                        SHARES       VALUE
                                                      ----------  -----------
HEALTH CARE EQUIPMENT--4.5%
Medtronic, Inc. ....................................      52,700  $ 3,033,939

HEALTH CARE SERVICES--1.7%
Medco Health Solutions, Inc.(b) ....................      21,200    1,182,960

HOME IMPROVEMENT RETAIL--4.7%
Lowe's Cos., Inc. ..................................      48,200    3,213,012

HOUSEHOLD PRODUCTS--3.2%
Procter & Gamble Co. (The) .........................      37,400    2,164,712

HUMAN RESOURCES & EMPLOYMENT SERVICES--1.6%
Monster Worldwide, Inc.(b) .........................      26,400    1,077,648

INDUSTRIAL CONGLOMERATES--5.9%
General Electric Co. ...............................     114,100    3,999,205

INDUSTRIAL MACHINERY--2.2%
Illinois Tool Works, Inc. ..........................      16,700    1,469,433

INTERNET RETAIL--2.2%
eBay, Inc.(b) ......................................      34,200    1,479,150

INTERNET SOFTWARE & SERVICES--2.7%
Yahoo!, Inc.(b) ....................................      47,500    1,861,050

INVESTMENT BANKING & BROKERAGE--2.2%
Morgan Stanley .....................................      26,600    1,509,284

MANAGED HEALTH CARE--1.6%
UnitedHealth Group, Inc. ...........................      17,600    1,093,664

MOVIES & ENTERTAINMENT--4.9%
News Corp. Class B .................................     117,900    1,958,319
Walt Disney Co. (The) ..............................      58,300    1,397,451
                                                                  -----------
                                                                    3,355,770
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.2%
Citigroup, Inc. ....................................      44,800    2,174,144

RESTAURANTS--2.0%
Starbucks Corp.(b) .................................      45,700    1,371,457

SEMICONDUCTORS--6.2%
Intel Corp. ........................................     114,000    2,845,440
Maxim Integrated Products, Inc. ....................      38,400    1,391,616
                                                                  -----------
                                                                    4,237,056
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
SOFT DRINKS--2.4%
PepsiCo, Inc. ......................................      27,900  $ 1,648,332

SPECIALTY STORES--2.0%
Staples, Inc. ......................................      61,300    1,392,123

SYSTEMS SOFTWARE--3.0%
Microsoft Corp. ....................................      78,100    2,042,315

TRADING COMPANIES & DISTRIBUTORS--1.3%
Fastenal Co. .......................................      22,400      877,856
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $47,401,521)                                      62,252,924
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--7.1%

APPLICATION SOFTWARE--3.0%
SAP AG Sponsored ADR (Germany) .....................      45,100    2,032,657

PHARMACEUTICALS--1.5%
Teva Pharmaceutical Industries Ltd.
Sponsored ADR (United States) ......................      23,400    1,006,434

SEMICONDUCTORS--2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.
Sponsored ADR (Taiwan) .............................     177,199    1,756,043
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,678,515)                                        4,795,134
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.5%
(IDENTIFIED COST $51,080,036)                                      67,048,058
-----------------------------------------------------------------------------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                      ---------
SHORT-TERM INVESTMENTS--2.1%

COMMERCIAL PAPER(d)--2.1%
UBS Finance Delaware LLC 4.19%, 1/3/06                $   1,450     1,449,662
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,449,662)                                        1,449,662
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $52,529,698)                                      68,497,720(a)

Other assets and liabilities, net--(0.6)%                            (396,053)
                                                                 ------------
NET ASSETS--100.0%                                               $ 68,101,667
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,180,699 and gross depreciation of $278,453 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $52,595,474.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                      See Notes to Financial Statements                       33

Phoenix Nifty Fifty Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $52,529,698)                                   $ 68,497,720
Cash                                                                      4,611
Receivables
   Dividends                                                             73,709
   Fund shares sold                                                      45,617
   Receivable from financial agent                                          818
Prepaid expenses                                                         16,951
                                                                   ------------
      Total assets                                                   68,639,426
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                              372,996
   Transfer agent fee                                                    52,030
   Investment advisory fee                                               51,935
   Distribution and service fees                                         24,964
   Other accrued expenses                                                35,834
                                                                   ------------
      Total liabilities                                                 537,759
                                                                   ------------
NET ASSETS                                                         $ 68,101,667
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $128,807,104
Accumulated net realized loss                                       (76,673,459)
Net unrealized appreciation                                          15,968,022
                                                                   ------------
NET ASSETS                                                         $ 68,101,667
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $52,723,761)                   2,788,365
Net asset value per share                                          $      18.91
Offering price per share $18.91/(1-5.75%)                          $      20.06

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $7,967,606)                      472,270
Net asset value and offering price per share                       $      16.87

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $7,410,300)                      439,266
Net asset value and offering price per share                       $      16.87

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                          $    678,512
Interest                                                                 41,283
Foreign taxes withheld                                                  (22,427)
                                                                   ------------
      Total investment income                                           697,368
                                                                   ------------
EXPENSES
Investment advisory fee                                                 659,835
Service fees, Class A                                                   147,228
Distribution and service fees, Class B                                   90,584
Distribution and service fees, Class C                                   82,796
Financial agent fee                                                      75,610
Transfer agent                                                          254,518
Printing                                                                 35,393
Registration                                                             33,409
Professional                                                             31,700
Trustees                                                                 24,186
Custodian                                                                14,431
Miscellaneous                                                            25,541
                                                                   ------------
      Total expenses                                                  1,475,231
Less expenses reimbursed by financial agent                             (83,932)
Custodian fees paid indirectly                                               (7)
                                                                   ------------
      Net expenses                                                    1,391,292
                                                                   ------------
NET INVESTMENT INCOME (LOSS)                                           (693,924)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              12,233,708
Net change in unrealized appreciation (depreciation) on
   investments                                                       (9,677,829)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS                                        2,555,879
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $  1,861,955
                                                                   ============

34                      See Notes to Financial Statements

Phoenix Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended           Year Ended
                                                                                 December 31, 2005    December 31, 2004
                                                                                 -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss)                                                  $        (693,924)   $        (593,823)
   Net realized gain (loss)                                                             12,233,708            9,494,491
   Net change in unrealized appreciation (depreciation)                                 (9,677,829)          (4,333,030)
                                                                                 -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           1,861,955            4,567,638
                                                                                 -----------------    -----------------

FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (263,439 and 385,076 shares, respectively)              4,661,796            6,725,494
   Cost of shares repurchased (1,362,985 and 1,477,673 shares, respectively)           (24,347,872)         (25,741,759)
                                                                                 -----------------    -----------------
Total                                                                                  (19,686,076)         (19,016,265)
                                                                                 -----------------    -----------------
CLASS B
   Proceeds from sales of shares (17,841 and 39,430 shares, respectively)                  286,972              619,845
   Cost of shares repurchased (250,233 and 403,329 shares, respectively)                (3,981,189)          (6,318,616)
                                                                                 -----------------    -----------------
Total                                                                                   (3,694,217)          (5,698,771)
                                                                                 -----------------    -----------------

CLASS C
   Proceeds from sales of shares (21,066 and 60,333 shares, respectively)                  336,566              955,605
   Cost of shares repurchased (191,647 and 207,935 shares, respectively)                (3,068,853)          (3,273,370)
                                                                                 -----------------    -----------------
Total                                                                                   (2,732,287)          (2,317,765)
                                                                                 -----------------    -----------------

   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (26,112,580)         (27,032,801)
                                                                                 -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                               (24,250,625)         (22,465,163)

NET ASSETS
   Beginning of period                                                                  92,352,292          114,817,455
                                                                                 -----------------    -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $0 AND $0, RESPECTIVELY]                                                    $      68,101,667    $      92,352,292
                                                                                 =================    =================

                      See Notes to Financial Statements                       35

Phoenix Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $   18.22     $   17.31     $   13.17    $   19.47     $   31.10
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)               (0.13)        (0.07)        (0.14)       (0.15)        (0.23)
   Net realized and unrealized gain (loss)        0.82          0.98          4.28        (6.15)       (11.27)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            0.69          0.91          4.14        (6.30)       (11.50)
                                             ---------     ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
   Distributions from net realized gains            --            --            --           --         (0.13)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL DISTRIBUTIONS                           --            --            --           --         (0.13)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         0.69          0.91          4.14        (6.30)       (11.63)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   18.91     $   18.22     $   17.31    $   13.17     $   19.47
                                             =========     =========     =========    =========     =========

Total return(2)                                   3.79%         5.26%        31.44%      (32.36)%      (36.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $  52,724     $  70,827     $  86,195    $  74,605     $ 136,618

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         1.65%         1.60%         1.59%        1.56%         1.47%
   Gross operating expenses                       1.76%         1.66%         1.69%        1.64%         1.47%
   Net investment income (loss)                  (0.74)%       (0.40)%       (0.90)%      (0.94)%       (1.00)%
Portfolio turnover                                  60%           53%           51%          66%           40%

(1)   Computed using average shares outstanding.

(2)   Sales charges are not reflected in the total return calculation.

36                       See Notes to Financial Statements

Phoenix Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS B
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $   16.37     $   15.67     $   12.02    $   17.90     $   28.83
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)               (0.24)        (0.19)        (0.22)       (0.25)        (0.37)
   Net realized and unrealized gain (loss)        0.74          0.89          3.87        (5.63)       (10.43)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            0.50          0.70          3.65        (5.88)       (10.80)
                                             ---------     ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
   Distributions from net realized gains            --            --            --           --         (0.13)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL DISTRIBUTIONS                           --            --            --           --         (0.13)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         0.50          0.70          3.65        (5.88)       (10.93)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   16.87     $   16.37     $   15.67    $   12.02     $   17.90
                                             =========     =========     =========    =========     =========
Total return(2)                                   3.05%         4.47%        30.37%      (32.85)%      (37.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $   7,968     $  11,539     $  16,749    $  19,848     $  46,586

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.40%         2.35%         2.34%        2.31%         2.22%
   Gross operating expenses                       2.52%         2.41%         2.44%        2.39%         2.22%
   Net investment income (loss)                  (1.49)%       (1.19)%       (1.66)%      (1.70)%       (1.75)%
Portfolio turnover                                  60%           53%           51%          66%           40%

                                                                          CLASS C
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $   16.38     $   15.67     $   12.02    $   17.90     $   28.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)               (0.24)        (0.18)        (0.23)       (0.25)        (0.37)
   Net realized and unrealized gain (loss)        0.73          0.89          3.88        (5.63)       (10.42)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            0.49          0.71          3.65        (5.88)       (10.79)
                                             ---------     ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
   Distributions from net realized gains            --            --            --           --         (0.13)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL DISTRIBUTIONS                           --            --            --           --         (0.13)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         0.49          0.71          3.65        (5.88)       (10.92)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   16.87     $   16.38     $   15.67    $   12.02     $   17.90
                                             =========     =========     =========    =========     =========
Total return(2)                                   3.05%         4.47%        30.37%      (32.85)%      (37.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $   7,410     $   9,986     $  11,873    $  11,020     $  23,490

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.40%         2.36%         2.34%        2.31%         2.22%
   Gross operating expenses                       2.52%         2.41%         2.44%        2.39%         2.22%
   Net investment income (loss)                  (1.49)%       (1.14)%       (1.65)%      (1.69)%       (1.75)%
Portfolio turnover                                  60%           53%           51%          66%           40%

(1)   Computed using average shares outstanding.

(2)   Sales charges are not reflected in the total return calculation.

                      See Notes to Financial Statements                       37

PHOENIX SMALL-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX SMALL-CAP GROWTH FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class A shares returned 9.75%, Class B shares returned 8.95%, and Class C shares returned 8.92%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%, and the Russell 2000(R) Growth Index, the Fund's style-specific benchmark, returned 4.15%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: During the year, the financial media was worried about plenty -- rising interest rates, real estate bubbles, a tapped-out consumer, U.S. trade deficits, a looming recession and more. However the market climbed this wall of worry to post its third straight year of positive performance. Earnings growth of the Russell 2000 Growth Index was up approximately 19% in 2005 while posting growth of 88% in 2004. In fact, over the past four years, the Russell 2000 Growth has posted compounded average earnings growth of 26%. Part of the reason behind the strength has been a rebound in net profit margins, which have tripled since 2002, from a low of 0.9% to the current level of 2.7%. Small companies have shown great flexibility in cutting costs out of their businesses after the recession, which has fueled much of the rise. However, it is interesting to note that despite the jump in net profit margins to 2.7%, we are still below the long-term median of 3.7%. So, in our opinion, there is room to go up, giving a tail wind to earnings growth.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: In 2005, the hot sector in the market was energy, which was up significantly on the heels of rising oil and gas prices. Having very little dollars invested in this sector detracted from overall performance, however, we made up in other sectors. Specifically, we performed well in consumer staples and information technology.

      The biggest contributor to performance in consumer staples was Hansen Natural. Helped by growth from its energy drink Monster, the company's stock was up 287% in 2005. Technology was another strong performer in the portfolio, despite being the weakest sector in the index.

      We believe the Fund's good performance is the result of our strict investment criteria. The companies we buy must have three primary characteristics -- high earnings growth, high or improving return on invested capital, and sustainable competitive advantages.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Small-Cap Growth Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                           INCEPTION   INCEPTION
                               1 YEAR  5 YEARS  10 YEARS  TO 12/31/05     DATE
                               ------  -------  --------  -----------  ---------

Class A Shares at NAV(2)        9.75%  (3.03)%    11.52%          --         --
Class A Shares at POP(3)        3.44   (4.18)     10.86           --         --

Class B Shares at NAV(2)        8.95   (3.76)        --         8.08%   9/18/96
Class B Shares with CDSC(4)     4.95   (3.76)        --         8.08    9/18/96

Class C Shares at NAV(2)        8.92   (3.76)        --         7.08    10/8/96
Class C Shares with CDSC(4)     8.92   (3.76)        --         7.08    10/8/96

S&P 500(R) Index(5)             4.93    0.55       9.12       Note 5     Note 5

Russell 2000(R) Growth
Index(6)                        4.15    2.28       4.69       Note 6     Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 8.45% FOR CLASS B (SINCE 9/18/96) AND 8.17% FOR CLASS C (SINCE 10/8/96), RESPECTIVELY.

(6) INDEX PERFORMANCE IS 4.12% FOR CLASS B (SINCE 9/18/96) AND 3.93% FOR CLASS C (SINCE 10/8/96), RESPECTIVELY.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/95 in Class A shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Phoenix
               Small-Cap
              Growth Fund            S&P 500           Russell 2000
               Class A                Index            Growth Index
              -----------           ----------        ---------------

1995            $ 9,425              $10,000              $10,000
1996             14,360               12,325               11,126
1997             18,153               16,438               12,567
1998             20,748               21,165               12,721
1999             38,299               25,639               18,203
2000             32,707               23,283               14,120
2001             22,902               20,518               12,817
2002             15,914               15,984               8,938
2003             23,600               20,573               13,277
2004             25,547               22,807               15,177
2005             28,037               23,931               15,807

For information regarding the indexes, see the glossary on page 3.

Phoenix Small-Cap Growth Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Small-Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                               Beginning            Ending         Expenses Paid
  Small-Cap Growth Fund      Account Value      Account Value          During
        Class A              June 30, 2005    December 31, 2005       Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,080.70            $8.31

Hypothetical (5% return
  before expenses)              1,000.00           1,017.12             8.09

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.58%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.75%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,097.50.

                               Beginning            Ending         Expenses Paid
  Small-Cap Growth Fund      Account Value      Account Value          During
        Class B              June 30, 2005    December 31, 2005       Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,076.70           $12.26

Hypothetical (5% return
  before expenses)              1,000.00           1,013.25            11.96

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.34%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 8.95%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,089.50.

                               Beginning            Ending         Expenses Paid
  Small-Cap Growth Fund      Account Value      Account Value          During
        Class C              June 30, 2005    December 31, 2005       Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,076.40           $12.26

Hypothetical (5% return
  before expenses)              1,000.00           1,013.25            11.96

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.34%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 8.92%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,089.20.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Small-Cap Growth Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1.  j2 Global Communications, Inc.                                         4.5%
 2.  Hansen Natural Corp.                                                   4.2%
 3.  ARM Holdings plc Sponsored ADR                                         4.0%
 4.  Stewart (W.P.) & Co. Ltd.                                              3.8%
 5.  GAMCO Investors, Inc. Class A                                          3.7%
 6.  Avid Technology, Inc.                                                  3.5%
 7.  INAMED Corp.                                                           3.4%
 8.  Nektar Therapeutics                                                    3.4%
 9.  O2Micro International Ltd. ADR                                         3.3%
10.  Advisory Board Co. (The)                                               2.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology              32%
Consumer Discretionary              21
Health Care                         18
Industrials                         11
Financials                           9
Consumer Staples                     5
Telecommunication Services           2
Other                                2

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES        VALUE
                                                      ----------  ------------
DOMESTIC COMMON STOCKS--86.2%

AIR FREIGHT & LOGISTICS--1.0%
Pacer International, Inc. ..........................      89,000  $  2,319,340

APPLICATION SOFTWARE--1.4%
Blackboard, Inc.(b) ................................     110,000     3,187,800

ASSET MANAGEMENT & CUSTODY BANKS--3.7%
GAMCO Investors, Inc. Class A ......................     199,000     8,662,470

AUTOMOBILE MANUFACTURERS--0.5%
Winnebago Industries, Inc. .........................      34,000     1,131,520

AUTOMOTIVE RETAIL--1.8%
Advance Auto Parts, Inc.(b) ........................      94,000     4,085,240

BIOTECHNOLOGY--10.7%
Abgenix, Inc.(b) ...................................     114,000     2,452,140
Coley Pharmaceutical Group, Inc.(b) ................      32,300       489,668
Critical Therapeutics, Inc.(b) .....................     173,000     1,242,140
ICOS Corp.(b) ......................................      81,000     2,238,030
Inhibitex, Inc.(b) .................................     312,700     2,626,680
Nektar Therapeutics(b) .............................     475,000     7,818,500

                                                        SHARES        VALUE
                                                      ----------  ------------
BIOTECHNOLOGY--CONTINUED
Neurocrine Biosciences, Inc.(b) ....................      73,000  $  4,579,290
NPS Pharmaceuticals, Inc.(b) .......................     118,000     1,397,120
Nuvelo, Inc.(b) ....................................     275,000     2,230,250
                                                                  ------------
                                                                    25,073,818
                                                                  ------------
BROADCASTING & CABLE TV--0.4%
WorldSpace, Inc. Class A(b) ........................      70,000     1,015,700

CASINOS & GAMING--3.4%
Multimedia Games, Inc.(b) ..........................     167,000     1,544,750
Scientific Games Corp. Class A(b) ..................     189,000     5,155,920
Shuffle Master, Inc.(b) ............................      48,000     1,206,720
                                                                  ------------
                                                                     7,907,390
                                                                  ------------
COMMUNICATIONS EQUIPMENT--2.7%
SafeNet, Inc.(b) ...................................     163,000     5,251,860
Telkonet, Inc.(b) ..................................     271,000     1,124,650
                                                                  ------------
                                                                     6,376,510
                                                                  ------------

                       See Notes to Financial Statements                      41

Phoenix Small-Cap Growth Fund

                                                        SHARES        VALUE
                                                      ----------  ------------
COMPUTER HARDWARE--4.9%
Avid Technology, Inc.(b) ...........................     150,000  $  8,214,000
Stratasys, Inc.(b) .................................     133,000     3,326,330
                                                                  ------------
                                                                    11,540,330
                                                                  ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
MoneyGram International, Inc. ......................      81,000     2,112,480

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--7.1%
Advisory Board Co. (The)(b) ........................     142,000     6,769,140
Corporate Executive Board Co. (The) ................      75,000     6,727,500
Tetra Tech, Inc.(b) ................................     194,000     3,039,980
                                                                  ------------
                                                                    16,536,620
                                                                  ------------
EDUCATION SERVICES--1.8%
Lincoln Educational Services Corp.(b) ..............      54,000       770,040
Strayer Education, Inc. ............................      36,000     3,373,200
                                                                  ------------
                                                                     4,143,240
                                                                  ------------
GENERAL MERCHANDISE STORES--0.1%
99 Cents Only Stores(b) ............................      31,000       324,260

HEALTH CARE EQUIPMENT--3.8%
Conor Medsystems, Inc.(b) ..........................      40,000       774,000
INAMED Corp.(b) ....................................      91,000     7,978,880
                                                                  ------------
                                                                     8,752,880
                                                                  ------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.6%
Resources Connection, Inc.(b) ......................      54,000     1,407,240

INTERNET SOFTWARE & SERVICES--8.5%
CNET Networks, Inc.(b) .............................     160,000     2,350,400
Digitas, Inc.(b) ...................................     154,000     1,928,080
Equinix, Inc.(b) ...................................      99,300     4,047,468
j2 Global Communications, Inc.(b) ..................     244,000    10,428,560
NetRatings, Inc.(b) ................................      93,000     1,146,690
                                                                  ------------
                                                                    19,901,198
                                                                  ------------
LEISURE FACILITIES--2.4%
Life Time Fitness, Inc.(b) .........................     149,000     5,675,410

LEISURE PRODUCTS--3.2%
MarineMax, Inc.(b) .................................      71,000     2,241,470
Marvel Entertainment, Inc.(b) ......................      87,000     1,425,060
Polaris Industries, Inc. ...........................      76,000     3,815,200
                                                                  ------------
                                                                     7,481,730
                                                                  ------------
MOVIES & ENTERTAINMENT--0.5%
CKX, Inc.(b) .......................................      93,000     1,209,000

                                                        SHARES        VALUE
                                                      ----------  ------------
OFFICE SERVICES & SUPPLIES--2.0%
PeopleSupport, Inc.(b) .............................     537,000  $  4,559,130

PACKAGED FOODS & MEATS--0.5%
Hain Celestial Group, Inc. (The)(b) ................      52,000     1,100,320

PHARMACEUTICALS--3.8%
Barrier Therapeutics, Inc.(b) ......................      62,000       508,400
Medicis Pharmaceutical Corp. Class A ...............      37,000     1,185,850
MGI Pharma, Inc.(b) ................................     263,000     4,513,080
Sepracor, Inc.(b) ..................................      49,194     2,538,411
                                                                  ------------
                                                                     8,745,741
                                                                  ------------
RESTAURANTS--2.8%
Chang's (P.F.) China Bistro, Inc.(b) ...............      24,000     1,191,120
Cheesecake Factory, Inc. (The)(b) ..................     142,000     5,309,380
                                                                  ------------
                                                                     6,500,500
                                                                  ------------
SEMICONDUCTORS--5.8%
Integrated Device Technology, Inc.(b) ..............     172,000     2,266,960
Mindspeed Technologies, Inc.(b) ....................   1,915,000     4,500,250
ON Semiconductor Corp.(b) ..........................     948,000     5,242,440
Semtech Corp.(b) ...................................      82,000     1,497,320
                                                                  ------------
                                                                    13,506,970
                                                                  ------------
SOFT DRINKS--4.2%
Hansen Natural Corp.(b) ............................     125,000     9,851,250

SPECIALIZED CONSUMER SERVICES--1.6%
Collectors Universe, Inc.(b) .......................     232,000     3,739,840

SPECIALTY STORES--2.1%
Guitar Center, Inc.(b) .............................      99,000     4,950,990

THRIFTS & MORTGAGE FINANCE--2.0%
Federal Agricultural Mortgage Corp. Class C ........     154,000     4,609,220

WIRELESS TELECOMMUNICATION SERVICES--2.0%
InPhonic, Inc.(b) ..................................     539,000     4,683,910
------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $141,643,714)                                     201,092,047
------------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--13.2%

APPLICATION SOFTWARE--0.8%
Retalix Ltd. (United States)(b) ....................      79,000     1,932,340

ASSET MANAGEMENT & CUSTODY BANKS--3.9%
Stewart (W.P.) & Co. Ltd. (United States) ..........     380,000     8,956,600

HEALTH CARE EQUIPMENT--0.3%
Given Imaging Ltd. (United States)(b) ..............      28,736       749,923

42                     See Notes to Financial Statements

Phoenix Small-Cap Growth Fund

                                                        SHARES       VALUE
                                                      ---------------------
MOVIES & ENTERTAINMENT--0.8%
Imax Corp. (United States)(b) ......................     275,000 $  1,941,500

SEMICONDUCTORS--7.4%
ARM Holdings plc Sponsored ADR
(United Kingdom)....................................   1,520,000    9,439,200

O2Micro International Ltd. ADR (Taiwan)(b) .........     759,000    7,726,620
                                                                 ------------
                                                                   17,165,820
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $24,416,701)                                      30,746,183
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.4%
(IDENTIFIED COST $166,060,415)                                    231,838,230
-----------------------------------------------------------------------------

                                                          PAR
                                                         VALUE
                                                         (000)
                                                      ----------

SHORT-TERM INVESTMENTS--1.2%

COMMERCIAL PAPER(d)--1.2%
UBS Finance Delaware LLC 4.19%, 1/3/06 .............  $    2,810    2,809,346
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,809,346)                                        2,809,346
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $168,869,761)                                    234,647,576(a)

Other assets and liabilities, net--(0.6)%                          (1,362,964)
                                                                 ------------
NET ASSETS--100.0%                                               $233,284,612
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $77,002,726 and gross depreciation of $11,229,093 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $168,873,943.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                       See Notes to Financial Statements                      43

Phoenix Small-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $168,869,761)                                  $234,647,576
Cash                                                                      3,755
Receivables
   Investment securities sold                                           840,366
   Fund shares sold                                                     467,794
   Litigation income                                                     38,380
   Dividends                                                             20,760
   Receivable from financial agent                                       38,083
Prepaid expenses                                                         30,966
                                                                   ------------
     Total assets                                                   236,087,680
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                            2,085,384
   Investment securities purchased                                      162,177
   Transfer agent fee                                                   203,209
   Investment advisory fee                                              188,629
   Distribution and service fees                                         93,801
   Other accrued expenses                                                69,868
                                                                   ------------
     Total liabilities                                                2,803,068
                                                                   ------------
NET ASSETS                                                         $233,284,612
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $300,542,490
Accumulated net realized loss                                      (133,035,693)
Net unrealized appreciation                                          65,777,815
                                                                   ------------
NET ASSETS                                                         $233,284,612
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $168,526,870)                  5,180,015
Net asset value per share                                          $      32.53
Offering price per share $32.53/(1-5.75%)                          $      34.51

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $41,104,707)                   1,356,437
Net asset value and offering price per share                       $      30.30

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $23,653,035)                     780,833
Net asset value and offering price per share                       $      30.29

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                          $    979,396
Interest                                                                213,615
Foreign taxes withheld                                                  (16,628)
                                                                   ------------
     Total investment income                                          1,176,383
                                                                   ------------
EXPENSES
Investment advisory fee                                               2,658,127
Service fees, Class A                                                   546,937
Distribution and service fees, Class B                                  458,480
Distribution and service fees, Class C                                  251,692
Financial agent fee                                                     192,921
Transfer agent                                                          982,128
Printing                                                                159,124
Registration                                                             52,355
Professional                                                             31,700
Custodian                                                                28,913
Trustees                                                                 24,186
Miscellaneous                                                            38,410
                                                                   ------------
     Total expenses                                                   5,424,973
Less expenses reimbursed by financial agent                            (299,972)
Custodian fees paid indirectly                                             (598)
                                                                   ------------
     Net expenses                                                     5,124,403
                                                                   ------------
NET INVESTMENT INCOME (LOSS)                                         (3,948,020)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              69,191,110
Net change in unrealized appreciation (depreciation) on
   investments                                                      (44,074,481)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS                                       25,116,629
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $ 21,168,609
                                                                   ============

44                     See Notes to Financial Statements

Phoenix Small-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended           Year Ended
                                                                                     December 31, 2005    December 31, 2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss)                                                      $      (3,948,020)   $      (4,723,109)
   Net realized gain (loss)                                                                 69,191,110           40,790,560
   Net change in unrealized appreciation (depreciation)                                    (44,074,481)         (11,489,670)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              21,168,609           24,577,781
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,032,562 and 2,794,145 shares, respectively)             60,244,084           77,182,685
   Cost of shares repurchased (5,477,167 and 2,836,127 shares, respectively)              (163,649,145)         (77,031,695)
                                                                                     -----------------    -----------------
Total                                                                                     (103,405,061)             150,990
                                                                                     -----------------    -----------------
CLASS B
   Proceeds from sales of shares (67,321 and 126,270 shares, respectively)                   1,869,512            3,257,581
   Cost of shares repurchased (816,089 and 1,245,622 shares, respectively)                 (22,453,696)         (32,638,977)
                                                                                     -----------------    -----------------
Total                                                                                      (20,584,184)         (29,381,396)
                                                                                     -----------------    -----------------
CLASS C
   Proceeds from sales of shares (34,587 and 101,500 shares, respectively)                     944,072            2,638,521
   Cost of shares repurchased (342,461 and 500,674 shares, respectively)                    (9,390,815)         (12,809,580)
                                                                                     -----------------    -----------------
Total                                                                                       (8,446,743)         (10,171,059)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                              (132,435,988)         (39,401,465)
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                  (111,267,379)         (14,823,684)

NET ASSETS
   Beginning of period                                                                     344,551,991          359,375,675
                                                                                     -----------------    -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $0 AND $0, RESPECTIVELY]                                                       $     233,284,612    $     344,551,991
                                                                                     =================    =================

                       See Notes to Financial Statements                      45

Phoenix Small-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $   29.65     $   27.39     $   18.47    $   26.58     $   37.96
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)               (0.35)        (0.31)        (0.30)       (0.29)        (0.33)
   Net realized and unrealized gain (loss)        3.23          2.57          9.22        (7.82)       (11.05)
                                             ---------     ---------     ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS             2.88          2.26          8.92        (8.11)       (11.38)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         2.88          2.26          8.92        (8.11)       (11.38)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   32.53     $   29.65     $   27.39    $   18.47     $   26.58
                                             =========     =========     =========    =========     =========
Total return(2)                                   9.75%         8.25%        48.29%      (30.51)%      (29.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $ 168,527     $ 255,698     $ 237,347    $ 156,714     $ 270,990

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         1.58%         1.58%         1.58%        1.58%         1.57%
   Gross operating expenses                       1.69%         1.68%         1.71%        1.79%         1.67%
   Net investment income (loss)                  (1.18)%       (1.15)%       (1.35)%      (1.39)%       (1.18)%
Portfolio turnover                                  38%           35%           40%          46%           28%

(1)   Computed using average shares outstanding.

(2)   Sales charges are not reflected in the total return calculation.

46                     See Notes to Financial Statements

Phoenix Small-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS B
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $   27.82     $   25.90     $   17.60    $   25.52     $   36.72
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)               (0.54)        (0.50)        (0.44)       (0.42)        (0.52)
   Net realized and unrealized gain (loss)        3.02          2.42          8.74        (7.50)       (10.68)
                                             ---------     ---------     ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS             2.48          1.92          8.30        (7.92)       (11.20)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         2.48          1.92          8.30        (7.92)       (11.20)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   30.30     $   27.82     $   25.90    $   17.60     $   25.52
                                             =========     =========     =========    =========     =========
Total return(2)                                   8.95%         7.41%        47.16%      (31.03)%      (30.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $  41,105     $  58,574     $  83,515    $  70,217     $ 132,214

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.34%         2.33%         2.33%        2.33%         2.32%
   Gross operating expenses                       2.44%         2.42%         2.47%        2.54%         2.42%
   Net investment income (loss)                  (1.93)%       (1.93)%       (2.10)%      (2.13)%       (1.95)%
Portfolio turnover                                  38%           35%           40%          46%           28%

                                                                          CLASS C
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002         2001
Net asset value, beginning of period         $   27.81     $   25.88     $   17.59    $   25.50     $   36.69
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)               (0.54)        (0.49)        (0.44)       (0.42)        (0.52)
   Net realized and unrealized gain (loss)        3.02          2.42          8.73        (7.49)       (10.67)
                                             ---------     ---------     ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS             2.48          1.93          8.29        (7.91)       (11.19)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         2.48          1.93          8.29        (7.91)       (11.19)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   30.29     $   27.81     $   25.88    $   17.59     $   25.50
                                             =========     =========     =========    =========     =========
Total return(2)                                   8.92%         7.46%        47.13%      (31.02)%      (30.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $  23,653     $  30,280     $  38,514    $  30,732     $  58,116

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.34%         2.33%         2.33%        2.33%         2.32%
   Gross operating expenses                       2.44%         2.42%         2.47%        2.54%         2.42%
   Net investment income (loss)                  (1.93)%       (1.92)%       (2.10)%      (2.13)%       (1.89)%
Portfolio turnover                                  38%           35%           40%          46%           28%

(1)   Computed using average shares outstanding.

(2)   Sales charges are not reflected in the total return calculation.

                       See Notes to Financial Statements                      47

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

      The Phoenix-Engemann Funds (the "Trust") is organized as a statutory business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently four Funds are offered for sale, (each a "Fund"). The Phoenix All-Cap Growth Fund ("All-Cap Growth Fund"), the Phoenix Nifty Fifty Fund ("Nifty Fifty Fund") and the Phoenix Small-Cap Growth Fund ("Small-Cap Growth Fund") are each diversified and each has an investment objective of long-term growth of capital. The Phoenix Balanced Return Fund ("Balanced Return Fund") is diversified and has an investment objective to maximize total investment return consistent with reasonable risk.

      The Funds offer the following classes of shares for sale:

                                Class A   Class B     Class C
                                -------   -------     -------
All-Cap Growth Fund ..........     X         X           X
Balanced Return Fund .........     X         X           X
Nifty Fifty Fund .............     X         X           X
Small-Cap Growth Fund ........     X         X           X

      Class A shares are sold with a front-end sales charge of up to 5.75%. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, effective January 11, 2006, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. REIT INVESTMENTS:

      Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      As compensation for their services to the Trust the Advisers (the "Advisers"), Phoenix Investment Counsel, Inc. ("PIC"), for the Balanced Return Fund, and Engemann Asset Management ("EAM") for the All-Cap Growth Fund, Nifty Fifty Fund and Small-Cap Growth Fund, each an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                              First $50  Next $450  Over $500
                               Million    Million    Million
                              ---------  ---------  ---------
All-Cap Growth Fund ........    0.90%      0.80%      0.70%
Balanced Return Fund .......    0.80%      0.70%      0.60%
Nifty Fifty Fund ...........    0.90%      0.80%      0.70%
Small-Cap Growth Fund ......    1.00%      0.90%      0.80%

      Engemann Asset Management ("EAM"), the subadviser to the equity portion of the portfolio for Balanced Return Fund, is entitled to a fee from PIC, calculated at a rate equal to 50% of the gross investment management fee multiplied by the percentage of equity assets held in the Fund.

      As Distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly owned subsidiary of PNX, has advised the Trust that it retained net selling commissions and deferred sales charges for the fiscal year ("the period") ended December 31, 2005, as follows:

                                Class A        Class B       Class C
                              Net Selling     Deferred      Deferred
                              Commissions  Sales Charges  Sales Charges
                              -----------  -------------  -------------
All-Cap Growth Fund ........    $ 4,450       $21,959        $  712
Balanced Return Fund .......      3,223        20,287           195
Nifty Fifty Fund ...........      2,973        18,745            --
Small-Cap Growth Fund ......     10,073        88,688         2,037

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each respective class.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended December 31, 2005, the Trust incurred financial agent fees totaling $456,855.

      PEPCO has voluntarily agreed to waive a portion of its financial agent fee and other expenses, when necessary, so that other operating expenses do not exceed the limits shown in the table below. For the Small-Cap Growth Fund, other operating expenses are defined as other operating expenses excluding management fees and 12b-1 fees. For the All-Cap Growth, Balanced Return and Nifty Fifty Funds other operating expenses are defined as operating expenses excluding management fees, 12b-1 fees and fiduciary fees (defined as legal, trustee and audit fees).

                              First $50  Next $450  Over $500
                               Million    Million    Million
                              ---------  ---------  ---------
All-Cap Growth Fund ........    0.50%      0.40%      0.30%
Balanced Return Fund .......    0.50%      0.40%      0.30%
Nifty Fifty Fund ...........    0.50%      0.40%      0.30%
Small-Cap Growth Fund ......    0.50%      0.40%      0.30%

      PEPCO will not seek to recapture any financial agent fee or any other reimbursed expenses from prior years.

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended December 31, 2005, transfer agent fees were $1,687,194 as reported in the Statements of Operations, of which PEPCO retained the following:

                                    Transfer Agent
                                     Fee Retained
                                    --------------
All-Cap Growth Fund ..............     $  86,763
Balanced Return Fund .............        23,455
Nifty Fifty Fund .................        77,368
Small-Cap Growth Fund ............       343,076

      At December 31, 2005, PNX and its affiliates, and the retirement plans of PNX and its affiliates, and Phoenix affiliated Funds, held shares of the Trust which aggregated the following:

                                                           Aggregate
                                                           Net Asset
                                                 Shares      Value
                                                -------   ----------
Small-Cap Growth Fund ........................  221,329   $7,199,832

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities during the period ended December 31, 2005 (excluding U.S. Government and agency securities and short-term securities) were as follows:

                                     Purchases       Sales
                                   ------------  ------------
All-Cap Growth Fund .............  $113,425,857  $162,637,799
Balanced Return Fund ............    64,849,225    71,618,485
Nifty Fifty Fund ................    44,609,436    70,339,556
Small-Cap Growth Fund ...........   107,273,689   229,686,646

      Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2005, were as follows:

                                     Purchases       Sales
                                   ------------  ------------
Balanced Return Fund ............   $12,651,219  $ 25,535,381

5. CREDIT RISK AND ASSET CONCENTRATIONS

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

      At December 31, 2005, the Balanced Return Fund held $6,384,268 in investments issued by the U.S. Government, comprising 14% of the total net assets of the Fund.

6. ILLIQUID SECURITIES

      Investments shall be considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund's Schedule of Investments where applicable.

7. 10% SHAREHOLDERS

      As of December 31, 2005, the Trust had 4 omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding. The ominbus shareholder accounts are not affiliated with PNX.

                                               % of Shares
                                               Outstanding
                                               -----------
All-Cap Growth Fund .........................       26%
Balanced Return Fund ........................       11
Nifty Fifty Fund ............................       21
Small-Cap Growth Fund .......................       11

8. INDEMINIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the SEC Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

10. FEDERAL INCOME TAX INFORMATION

      The Funds have capital loss carryovers, which may be used to offset future capital gains:

                                              Expiration Year
Fund                           2009          2010          2011        Total
----                       ------------  ------------   ----------  ------------
Balanced Return Fund ....  $         --  $ 15,127,970   $  738,699  $ 15,866,669
Nifty Fifty Fund ........    13,478,455    63,129,228           --    76,607,683
Small-Cap Growth Fund ...     4,448,302   119,743,260    8,839,949   133,031,511

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

      For the 12 month period ended December 31, 2005, the Funds utilized losses deferred in prior years against current year capital gains as follows:

All-Cap Growth Fund ..............................................   $12,569,686
Balanced Return Fund .............................................    11,633,087
Nifty Fifty Fund .................................................    11,989,332
Small-Cap Growth Fund ............................................    69,195,292

      Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2005 the Funds deferred and recognized post-October losses as follows:

                                         Capital    Currency
                                        Deferred    Deferred
                                        --------    --------
Balanced Return Fund .................   $25,443     $18,532

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation), which is disclosed in the Schedules of Investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                      Undistributed   Undistributed
                                        Ordinary        Long-Term
                                         Income       Capital Gains
                                      -------------   -------------
All-Cap Growth Fund ................     $   --         $3,699,373
Balanced Return Fund ...............      1,759                 --

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

11. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of December 31, 2005, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                               Capital Paid In  Accumulated  Undistributed
                               on Shares of         Net           Net
                                Beneficial       Realized     Investment
                                 Interest       Gain (Loss)  Income (Loss)
                               ---------------  -----------  -------------
All-Cap Growth Fund .......      $(1,372,422)    $     --     $1,372,422
Balanced Return Fund ......           69,460      (56,712)       (12,748)
Nifty Fifty Fund ..........         (693,924)          --        693,924
Small-Cap Growth Fund .....       (3,948,020)          --      3,948,020

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

      For the fiscal year ended December 31, 2005, for federal income tax purposes, 82.9% of the ordinary income dividends earned by the Balanced Return Fund qualify for the dividends received deduction for corporate shareholders.

      For the fiscal year ended December 31, 2005, the Balanced Return Fund hereby designates 81.8%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

      For the fiscal year ended December 31, 2005, the All-Cap Growth Fund designates $13,049,813 as long-term capital gain dividends.
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Trustees of
Phoenix-Engemann Funds and Shareholders of
Phoenix All-Cap Growth Fund
Phoenix Balanced Return Fund
Phoenix Nifty Fifty Fund
Phoenix Small-Cap Growth Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix All-Cap Growth Fund (formerly Phoenix-Engmann Focus Growth Fund), Phoenix Balanced Return Fund (formerly Phoenix-Engemann Balanced Return Fund), Phoenix Nifty Fifty Fund (formerly Phoenix-Engemann Nifty Fifty Fund), Phoenix Small-Cap Growth Fund (formerly Phoenix-Engemann Small-Cap Growth Fund) (constituting Phoenix-Engemann Funds hereafter referred to as the "Trust") at December 31, 2005 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 17, 2006

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX ALL-CAP GROWTH FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Engemann Asset Management ("EAM") and the Fund. Pursuant to the Advisory Agreement EAM provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by EAM and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by EAM and its affiliates comparing the performance of the Fund with a peer group and benchmark, reports provided by EAM and its affiliates showing that the investment policies and restrictions for the Fund were followed and reports provided by EAM and its affiliates covering matters such as the compliance of investment personnel and other access persons with EAM's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of EAM as an investment advisor and the experience of the team of portfolio managers that manage the Fund. In this regard, the Board noted that EAM had been in the investment management business since 1969. Turning to compensation, the Board noted that a primary factor in EAM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of EAM's compliance program. The Board also noted the extent of benefits that are provided to Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of EAM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund, while slightly underperforming for the 5 and 10 year periods, had outperformed its market index for the 1, 3 and year-to-date periods, and concluded that the Fund's performance was reasonable.

      PROFITABILITY. The Board also considered the level of profits realized by EAM and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the fee waiver provided to the Fund. The Board concluded that the profitability to EAM from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX ALL-CAP GROWTH FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED) (CONTINUED)

group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were less than the average total expenses for comparable funds and that the management fee was equal to the median for the peer group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that EAM and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX BALANCED RETURN FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Engemann Asset Management (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund and manages the fixed income portion of the Fund's investments. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Fund and manages the equity portion of the Fund's investments.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreement and the Subadvisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each the Advisory Agreement and the Subadvisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had trailed its benchmark for all periods reported, but also noted the recent change to the portfolio managers who managed the fixed-income portion of the Fund was intended to improve the Fund's performance. Management indicated that they would be making a recommendation to the Board with respect to the Fund in 2006. The Board was satisfied with the recent changes in portfolio managers and Management's representation that they would be making a recommendation regarding the Fund. The Board concluded that it was reasonable to approve the Advisory Agreement on the basis of Management's representation.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX BALANCED RETURN FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED) (CONTINUED)

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitably of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were higher than the average total expenses for comparable funds and that the management fee was slightly below the median for the peer group. While recommending that Management consider waiving the expenses of the Fund in order to reduce the Fund's total expenses, the Board concluded that it was reasonable to approve the Advisory Agreement.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Fund and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the Subadvisor had been in the investment management business since 1969. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had trailed its benchmark for all periods reported, but also noted the recent change to the portfolio managers who managed the equity portion of the Fund was intended to improve the Fund's performance. Management indicated that they would be making a recommendation to the Board with respect to the Fund in 2006. The Board was satisfied with the recent changes in portfolio managers and Management's representation that they would be making a recommendation regarding the Fund. The Board concluded that it was reasonable to approve the Subadvisory Agreement on the basis of Management's representation.

      PROFITABILITY. The Board did not separately review profitability information for the Subadvisor, noting that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX NIFTY FIFTY FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Engemann Asset Management ("EAM") and the Fund. Pursuant to the Advisory Agreement EAM provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by EAM and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by EAM and its affiliates comparing the performance of the Fund with a peer group and benchmark, reports provided by EAM and its affiliates showing that the investment policies and restrictions for the Fund were followed and reports provided by EAM and its affiliates covering matters such as the compliance of investment personnel and other access persons with EAM's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of EAM as an investment advisor and the experience of the team of portfolio managers that manage the Fund. In this regard, the Board noted that EAM had been in the investment management business since 1969. Turning to compensation, the Board noted that a primary factor in EAM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of EAM's compliance program. The Board also noted the extent of benefits that are provided to Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of EAM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed compared to the Lipper peer group average for its investment style for the 1, 3, 5, 10 and year to date periods. Notwithstanding recent improvement in the Fund's performance, Management indicated that they would be making a recommendation to the Board with respect to the Fund in 2006. The Board was satisfied with Management's representation that they would be making a recommendation regarding the Fund and concluded that it was reasonable to approve the Advisory Agreement on the basis of Management's representation.

      PROFITABILITY. The Board also considered the level of profits realized by EAM and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the reimbursements provided to the Fund. The Board concluded that the profitability to EAM from the Fund was reasonable.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX NIFTY FIFTY FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED) (CONTINUED)

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were higher than the average total expenses for comparable funds and that the management fee was above the median for the peer group. The Board was satisfied with Management's representation that they would be making a recommendation regarding the Fund and concluded that it was reasonable to approve the Advisory Agreement on the basis of Management's representation.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that EAM and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX SMALL-CAP GROWTH FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Engemann Asset Management ("EAM") and the Fund. Pursuant to the Advisory Agreement EAM provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by EAM and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by EAM and its affiliates comparing the performance of the Fund with a peer group and benchmark, reports provided by EAM and its affiliates showing that the investment policies and restrictions for the Fund were followed and reports provided by EAM and its affiliates covering matters such as the compliance of investment personnel and other access persons with EAM's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of EAM as an investment advisor and the experience of the team of portfolio managers that manage the Fund. In this regard, the Board noted that EAM had been in the investment management business since 1969. Turning to compensation, the Board noted that a primary factor in EAM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of EAM's compliance program. The Board also noted the extent of benefits that are provided to Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of EAM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that, while underperforming for the 5 year period, the Fund had exceeded the market index and Lipper peer group average for its investment style for the 1, 3, 10 and year to date periods, and it concluded that the Fund's performance was reasonable.

      PROFITABILITY. The Board also considered the level of profits realized by EAM and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the reimbursements provided to the Fund. The Board concluded that the profitability to EAM from the Fund was reasonable.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX SMALL-CAP GROWTH FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED) (CONTINUED)

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were higher than the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that EAM and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                         RESULTS OF SHAREHOLDER MEETING
                                 MARCH 16, 2005

      A Special Meeting of Shareholders of The Phoenix-Engemann Funds was held on March 16, 2005, to approve the following matters:

      1. Reconstitute the Board of Trustees and to elect fourteen Trustees to such Board.

      2. Ratify selection of PricewaterhouseCoopers LLP, as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005.

      On the record date of January 26, 2005, for The Phoenix-Engemann Funds, there were 338,250,147 eligible units representing 30,807,522 shares issued and outstanding. 52.29% of the eligible units and entitled to vote were present by proxy.

      NUMBER OF VOTES:

      1.    Election of Trustees

                                                         For            Withheld
                                                     -----------       ---------
E. Virgil Conway                                     332,838,144       5,412,002
Harry Dalzell-Payne                                  332,899,029       5,351,117
S. Leland Dill                                       332,868,587       5,381,560
Francis E. Jeffries                                  332,953,149       5,296,997
Leroy Keith, Jr.                                     332,959,915       5,290,232
Marilyn E. LaMarche                                  332,946,384       5,303,762
Philip R. McLoughlin                                 332,963,297       5,286,850
Geraldine M. McNamara                                332,909,177       5,340,970
Everett L. Morris                                    332,902,412       5,347,735
James M. Oates                                       332,892,264       5,357,882
Donald B. Romans                                     332,915,942       5,334,205
Richard E. Segerson                                  332,939,619       5,310,527
Ferdinand L.J. Verdonck                              332,932,854       5,317,292
Lowell P. Weicker, Jr                                332,733,287       5,516,860

      2.    PricewaterhouseCoopers LLP

                                      For               Against         Abstain
                                  -----------          ---------       ---------
                                  332,723,139          2,344,074       3,182,934

FUND MANAGEMENT TABLES (UNAUDITED)

      Information pertaining to the Trustees and officers of the Trust as of December 31, 2005 is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust except for Messrs Dill and Romans who are serving a two year term expiring April 29, 2006.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                                FUND COMPLEX
    NAME, ADDRESS AND          LENGTH OF        OVERSEEN BY               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH           TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway           Served since 2005.       53        Chairman, Rittenhouse Advisors, LLC (consulting firm) (2001-present).
Rittenhouse Advisors, LLC                                     Trustee/Director, Phoenix Funds Complex (1983-present).
101 Park Avenue                                               Trustee/Director, Realty Foundation of New York (1972-present),
New York, NY 10178                                            Josiah Macy, Jr. Foundation (Honorary) (2004-present), Pace
DOB: 8/2/29                                                   University (Director/Trustee Emeritus) (2003-present), Greater New
                                                              York Councils, Boy Scouts of America (1985-present), The Academy of
                                                              Political Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                              Property Corp. (1989-present), Colgate University (Trustee Emeritus)
                                                              (2004-present). Director/Trustee, The Harlem Youth Development
                                                              Foundation, (Chairman) (1998-2002), Metropolitan Transportation
                                                              Authority (Chairman) (1992-2001), Trism, Inc. (1994-2001),
                                                              Consolidated Edison Company of New York, Inc. (1970-2002), Atlantic
                                                              Mutual Insurance Company (1974-2002), Centennial Insurance Company
                                                              (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie Mac
                                                              Mortgage Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                              (1994-2002), Pace University (1978-2003), New York Housing
                                                              Partnership Development Corp. (Chairman) (1981-2003), Josiah Macy,
                                                              Jr. Foundation (1975-2004).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne        Served since 2005.       53        Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court
Elmore, GL0S, GL2 3NT
U.K.
DOB: 9/8/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Served since 2005.       51        Retired. Trustee, Phoenix Funds Family (1989-present). Trustee,
7721 Blue Heron Way                                           Scudder Investments (55 portfolios) (1986-present). Director, Coutts
West Palm Beach, FL 33412                                     & Co. Trust Holdings Limited (1991-2000), Coutts & Co. Group
DOB: 3/28/30                                                  (1991-2000) and Coutts & Co. International (USA) (private banking)
                                                              (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries        Served since 2005.       53        Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902                                      Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.           Served since 2005.       51        Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.                                     (2001-present). Director/Trustee, Evergreen Funds (six portfolios).
736 Market Street, Ste.                                       Trustee, Phoenix Funds Family (1980-present). Director, Diversapak
1430                                                          (2002-present). Obaji Medical Products Company (2002-present).
Chattanooga, TN 37402                                         Director, Lincoln Educational Services (2002-2004). Chairman, Carson
DOB: 2/14/39                                                  Products Company (cosmetics) (1998 to 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                                FUND COMPLEX
    NAME, ADDRESS AND          LENGTH OF        OVERSEEN BY               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH           TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara      Served since 2005.       53        Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of                                         (1982-present). Trustee/Director, Phoenix Funds Complex
New York                                                      (2001-present).
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris(1)       Served since 2005.       53        Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
164 Laird Road                                                Director, W.H. Reaves Utility Income Fund (2004-present). Vice
Colts Neck, NJ 07722                                          President, W.H. Reaves and Company (investment management)
DOB: 5/26/28                                                  (1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
James M. Oates(2)          Served since 2005.       51        Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets,
c/o Northeast Partners                                        Inc.) (financial services) (1997-present). Trustee / Director
150 Federal Street,                                           Phoenix Funds Family (1987-present). Managing Director, Wydown Group
Suite 1000                                                    (consulting firm) (1994-present). Director, Investors Financial
Boston, MA 02110                                              Service Corporation (1995-present), Investors Bank & Trust
DOB: 5/31/46                                                  Corporation (1995-present), Stifel Financial (1996-present),
                                                              Connecticut River Bancorp (1998-present), Connecticut River Bank
                                                              (1999-present), Trust Company of New Hampshire (2002-present).
                                                              Chairman, Emerson Investment Management, Inc. (2000-present).
                                                              Independent Chairman, John Hancock Trust (since 2005), Trustee, John
                                                              Hancock Funds II and John Hancock Funds III (since 2005). Trustee,
                                                              John Hancock Trust (2004-2005). Director/Trustee, AIB Govett Funds
                                                              (six portfolios) (1991-2000), and Command Systems, Inc. (1998-2000),
                                                              Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc. (formerly
                                                              1Mind.com), (2000-2002), Plymouth Rubber Co. (1995-2003). Director
                                                              and Treasurer, Endowment for Health, Inc. (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans           Served since 2005.       51        Retired. President, Romans & Company (private investors and
39 S. Sheridan Road                                           financial consultants) (1987-2003). Trustee/Director, Phoenix Funds
Lake Forest, IL 60045                                         Family (1985-present). Trustee, Burnham Investors Trust (5
DOB: 4/22/31                                                  portfolios) (1967-2003).
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson        Served since 2005.       51        Managing Director, Northway Management Company (1998-present).
Northway Management                                           Trustee/Director, Phoenix Funds Family (1983-present).
Company
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck   Served since 2005.       51        Director, Banco Urquijo (Chairman)(1998-present). Trustee, Phoenix
Nederpolder, 7                                                Funds Family (2002-present). Director EASDAQ (Chairman)(2001-present),
B-9000 Gent, Belgium                                          The JP Morgan Fleming Continental European Investment Trust
DOB: 7/30/42                                                  (1998-present), Groupe SNEF (1998-present), Degussa Antwerpen
                                                              N.V.(1998-present), Santens N.V.(1999-present). Managing Director,
                                                              Almanij N.V. (1992-2003). Director, KBC Bank and Insurance Holding
                                                              Company (Euronext) (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                                              (1992-2003), Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco
                                                              N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003),
                                                              Almafin N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber of
                                                              Commerce for Belgium and Luxemburg (1995-2001), Phoenix Investment
                                                              Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                                FUND COMPLEX
    NAME, ADDRESS AND          LENGTH OF        OVERSEEN BY               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH           TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.(1)  Served since 2005.       51        Director, Medallion Financial New York (2003-present), Compuware
7 Little Point Street                                         (1996-present), WWE, Inc. (2000-present). President, The Trust for
Essex, CT 06426                                               America's Health (non-profit) (2001-present). Trustee/Director,
DOB: 5/16/31                                                  Phoenix Funds Family (1995-present). Director, UST, Inc. (1995-2004),
                                                              HPSC Inc. (1995-2004).
------------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to the Trust's retirement policy, Mr. Weicker will retire from the board of Trustees effective January 1, 2006. Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

(2) Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                                FUND COMPLEX
    NAME, ADDRESS AND          LENGTH OF        OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH           TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci(3)        Director since            51       Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57               2005 and                           Inc. (since 2003). President and Chief Executive Officer, Phoenix
                           President since                    Investment Partners, Ltd. (since 2003). President, certain funds
                           2004.                              within the Phoenix Fund Complex (2004-present). President and Chief
                                                              Executive Officer of North American investment operations, Pioneer
                                                              Investment Management USA, Inc. (2001-2003). President of Private
                                                              Wealth Management Group (2000-2001), and Executive Vice President of
                                                              Distribution and Marketing for U.S. institutional services business
                                                              (1998-2000) Fidelity Investments.
------------------------------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche(4)     Served since 2005.        51       Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
Lazard Freres & Co. LLC                                       Trustee/Director, Phoenix Funds Family (2002-present). Director, The
30 Rockefeller Plaza,                                         Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
59th Floor                                                    Company (1989-2005).
New York, NY 10020
DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin(5)    Served since 2000.        75       Director, PXRE Corporation (Reinsurance) (1985-present), World Trust
200 Bridge Street                                             Fund (1991-present). Director/Trustee, Phoenix Funds Complex
Chatham, MA 02633                                             (1989-present). Management Consultant (2002-2004), Chairman
DOB: 10/23/46                                                 (1997-2002), Chief Executive Officer (1995-2002), Director
                           Chairman                           (1995-2002), Phoenix Investment Partners, Ltd., Director and
                                                              Executive Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                              Director (1994-2002) and Executive Vice President, Investments
                                                              (1987-2002), Phoenix Life Insurance Company. Director (1983-2002) and
                                                              Chairman (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                              (1982-2002), Chairman (2000-2002) and President (1990-2000), Phoenix
                                                              Equity Planning Corporation. Chairman and President, Phoenix/Zweig
                                                              Advisers LLC (2001-2002). Director (2001-2002) and President (April
                                                              2002-September 2002), Phoenix Investment Management Company. Director
                                                              and Executive Vice President, Phoenix Life and Annuity Company
                                                              (1996-2002). Director (1995-2000) and Executive Vice President
                                                              (1994-2002) and Chief Investment Counsel (1994-2002), PHL Variable
                                                              Insurance Company. Director, Phoenix National Trust Holding Company
                                                              (2001-2002). Director (1985-2002) and Vice President (1986-2002) and
                                                              Executive Vice President (April 2002-September 2002), PM Holdings,
                                                              Inc. Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                              Griffith Securities, Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Geraci is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position as Executive Vice President, Asset Management, The Phoenix Companies, Inc. and his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

(4) Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

(5) Mr. McLoughlin is an "interested person", as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION(S) HELD WITH
  NAME, ADDRESS AND          TRUST AND LENGTH OF                                       PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH               TIME SERVED                                              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
George R. Aylward       Executive Vice President since         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64            2005.                                  The Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                               (2004-present). Vice President, Phoenix Life Insurance Company
                                                               (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                               Vice President, Finance, Phoenix Investment Partners, Ltd.
                                                               (2001-2002). Assistant Controller, Phoenix Investment Partners, Ltd.
                                                               (1996-2001). Executive Vice President, certain funds within the
                                                               Phoenix Funds Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman      Senior Vice President since 2005.      Senior Vice President, Product Development and Management, Phoenix
DOB: 7/27/62                                                   Investment Partners, Ltd. (2005-present), Senior Vice President and
                                                               Chief Administrative Officer, Phoenix Investment Partners, Ltd.,
                                                               (2003-2004). Senior Vice President and Chief Administrative Officer,
                                                               Phoenix Equity Planning Corporation (1999-2003), Senior Vice
                                                               President, certain funds within the Phoenix Fund Family
                                                               (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch            Vice President and Chief Compliance    Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue        Officer since 2004.                    (1989-present); Vice President and Chief Compliance Officer, certain
New York, NY 10022                                             Funds within the Phoenix Fund Complex (2004-present); Vice President,
DOB: 9/23/45                                                   The Zweig Total Return Fund, Inc. (2004-present); Vice President, The
                                                               Zweig Fund, Inc. (2004-present); President and Director of Watermark
                                                               Securities, Inc. (1991-present); Assistant Secretary of Gotham
                                                               Advisors Inc. (1990-present); Secretary, Phoenix-Zweig Trust
                                                               (1989-2003); Secretary, Phoenix-Euclid Market Neutral Fund
                                                               (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley      Chief Financial Officer and            Second Vice President, Fund Control & Tax, Phoenix Equity Planning
DOB: 3/2/72             Treasurer since 2005.                  Corporation (2004-present), Chief Financial Officer and Treasurer
                                                               (2005-present) or Assistant Treasurer (2004-present) of certain funds within the Phoenix Fund Family. Senior Manager (2002-2004), Manager
                                                               (2000-2002), Audit, Deloitte & Touche, LLP.
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr           Vice President, Counsel, Secretary     Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row        and Chief Legal Officer since 2005.    2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102                                             Secretary of certain funds within the Phoenix Fund Complex (May
DOB: 8/3/54                                                    2005-present). Compliance Officer of Investments and Counsel,
                                                               Travelers Life & Annuity Company (January 2005-May 2005). Assistant
                                                               General Counsel, The Hartford Financial Services Group (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-ENGEMANN FUNDS

600 North Rosemead Boulevard
Pasadena, CA 91107-2133

TRUSTEES                                                                      INVESTMENT ADVISER
E. Virgil Conway                                                              Engemann Asset Management
Harry Dalzell-Payne                                                           600 North Rosemead Boulevard
S. Leland Dill                                                                Pasadena, CA 91107-2133
Daniel T. Geraci
Francis E. Jeffries                                                           Phoenix Investment Counsel, Inc.
Leroy Keith, Jr.                                                              56 Prospect Street
Marilyn E. LaMarche                                                           Hartford, CT 06115-0480
Philip R. McLoughlin, Chairman
Geraldine M. McNamara                                                         PRINCIPAL UNDERWRITER
Everett L. Morris                                                             Phoenix Equity Planning Corporation
James M. Oates                                                                One American Row
Donald B. Romans                                                              Hartford, CT 06102
Richard E. Segerson
Ferdinand L. J. Verdonck                                                      TRANSFER AGENT
Lowell P. Weicker, Jr.                                                        Phoenix Equity Planning Corporation
                                                                              One American Row
OFFICERS                                                                      Hartford, CT 06102
Daniel T. Geraci, President
George R. Aylward, Executive Vice President                                   CUSTODIAN
Francis G. Waltman, Senior Vice President                                     State Street Bank and Trust Company
Marc Baltuch, Vice President and Chief Compliance Officer                     P.O. Box 5501
W. Patrick Bradley, Chief Financial Officer and Treasurer                     Boston, MA 02206-5501
Kevin J. Carr, Vice President, Counsel, Secretary  and Chief Legal Officer
                                                                              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------    PricewaterhouseCoopers LLP
IMPORTANT NOTICE TO SHAREHOLDERS                                              125 High Street
The Securities and Exchange Commission has modified mailing regulations       Boston, MA 02110
for semiannual and annual shareholder fund reports to allow mutual fund
companies to send a single copy of these reports to shareholders who          HOW TO CONTACT US
share the same mailing address. If you would like additional copies,          Mutual Fund Services                  1-800-243-1574
please call Mutual Fund Services at 1-800-243-1574.                           Advisor Consulting Group              1-800-243-4361
--------------------------------------------------------------------------    Telephone Orders                      1-800-367-5877
                                                                              Text Telephone                        1-800-243-1926
                                                                              Web site                            PHOENIXFUNDS.COM

--------------------------------------------------------------------------------
                                                                 ---------------
                                                                    PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  Louisville, KY
                                                                 Permit No. 1051
                                                                 ---------------

[LOGO] PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP2115                                                                     2-06
BPD25426

--------------------------------------------------------------------------------
                                                        OCTOBER 31, 2005
--------------------------------------------------------------------------------

 ANNUAL REPORT

--------------------------------------------------------------------------------

         PHOENIX BALANCED FUND

            FORMERLY PHOENIX-OAKHURST BALANCED FUND

         PHOENIX CAPITAL GROWTH FUND

            FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH FUND

         PHOENIX CORE BOND FUND

            FORMERLY PHOENIX-DUFF & PHELPS CORE BOND FUND

         PHOENIX HIGH YIELD FUND

            FORMERLY PHOENIX-GOODWIN HIGH YIELD FUND

         PHOENIX MID-CAP GROWTH FUND

            FORMERLY PHOENIX-ENGEMANN MID-CAP GROWTH FUND

         PHOENIX MONEY MARKET FUND

            FORMERLY PHOENIX-GOODWIN MONEY MARKET FUND

                                                [GRAPHIC OMITTED]

TRUST NAME: PHOENIX SERIES FUND

                                               GET FUND DOCUMENTS
                                               BY E-MAIL INSTEAD.

                                              ELIGIBLE SHAREHOLDERS
                                           MAY SIGN UP FOR E-DELIVERY
                                              AT PHOENIXFUNDS.COM.

[GRAPHIC OMITTED] PHOENIXFUNDS(SM)

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHOTO OMITTED]

      I encourage you to review this annual report for the Phoenix Balanced Fund, Phoenix Capital Growth Fund, Phoenix Core Bond Fund, Phoenix High Yield Fund, Phoenix Mid-Cap Growth Fund and Phoenix Money Market Fund, for the fiscal year ended October 31, 2005.

      As we near the end of the calendar year, the pace of U.S. economic growth has begun to moderate. The economy grew at a 4% rate in 2004 but slowed to 3.3% in the first half of 2005. The combination of rising interest rates and energy prices continue to weigh on the consumer. Hurricanes Katrina and Rita have slowed the pace of growth more recently but the impact is expected to be short lived. The equity market has posted flat year-to-date returns, and we have seen some signs of weakness recently in response to concerns about inflation. In the near term, the combination of Federal Reserve monetary policy, rising inflation and record deficits seem likely to keep upward pressure on interest rates, particularly in the front end of the yield curve.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.(1) Your Phoenix mutual fund allocation may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

NOVEMBER 2005

(1) DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary .................................................................    3

Phoenix Balanced Fund ....................................................    6

Phoenix Capital Growth Fund ..............................................   22

Phoenix Core Bond Fund ...................................................   32

Phoenix High Yield Fund ..................................................   45

Phoenix Mid-Cap Growth Fund ..............................................   58

Phoenix Money Market Fund ................................................   68

Notes to Financial Statements ............................................   74

Report of Independent Registered Public Accounting Firm ..................   81

Board of Trustees' Consideration of Investment Subadvisory Agreement .....   82

Fund Management Tables ...................................................   83

--------------------------------------------------------------------------------
PROXY VOTING PROCEDURES (FORM N-PX)

The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)

Represent shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION)

One of the largest insurers of new municipal bond offerings.

COMPOSITE INDEX FOR BALANCED FUND

A composite index consisting of 60% S&P 500(R) Index, a broad-based equity index, and 40% Lehman Brothers Aggregate Bond Index, a broad-based fixed income index.

CONSUMER PRICE INDEX (CPI)

Measures the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

FEDERAL FUNDS RATE

The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC (FINANCIAL GUARANTY INSURANCE COMPANY)

A leading financial guaranty insurance company providing triple-A credit enhancement on public finance, structured finance and asset-backed securities.

FHLMC (FEDERAL HOME LOAN MORTGAGE CORPORATION)

Government-chartered corporation that buys qualified mortgage loans from the financial institutions that originate them, securitizes the loans and distributes the securities through the dealer community. The securities are not backed by the U.S. Government, and their market value prior to maturity is not guaranteed and will fluctuate.

FNMA OR "FANNIE MAE" (FEDERAL NATIONAL MORTGAGE ASSOCIATION)

A congressionally chartered corporation which buys mortgages on the secondary market, pools them and sells them as mortgage-backed securities to investors on the open market. Monthly principal and interest payments are guaranteed by FNMA but not the U.S. government.

FSA (FINANCIAL SECURITY ASSURANCE, INC.)

A leading provider of Aaa /AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

GNMA OR "GINNIE MAE" (GOVERNMENT NATIONAL MORTGAGE ASSOCIATION)

A wholly-owned U.S. government corporation within the Department of Housing and Urban Development, which guarantees the timely payment of principal and interest on securities that are issued by private institutions and are backed by pools of federally-issued or guaranteed mortgage loans.

GROSS DOMESTIC PRODUCT (GDP)

An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION

Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

LEHMAN BROTHERS AGGREGATE BOND INDEX

The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LEHMAN BROTHERS HIGH YIELD BOND 2% ISSUER CAP INDEX

Lehman Brothers High Yield Bond 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis.

MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION)

One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

MERRILL LYNCH HIGH YIELD MASTER II INDEX

The Merrill Lynch High Yield Master II Index measures performance of non-investment grade U.S. domestic bonds. The index is calculated on a total return basis.

REITs

Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL MIDCAP(R) GROWTH INDEX

The Russell Midcap Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500 ENERGY SECTOR INDEX

A market capitalization-weighted index of energy sector stocks within the S&P 500 Index. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX

The S&P 500 Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500/BARRA GROWTH INDEX

The S&P 500/Barra Growth Index is a free-float market capitalization-weighted index of growth-oriented, large capitalization U.S. companies with higher price to book ratios. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTION

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

YANKEE BOND

A bond denominated in U.S. dollars and issued in the United States by foreign banks and corporations.

YIELD CURVE

A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX BALANCED FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LED BY DONG HAO ZHANG (EQUITIES) AND DAVID L. ALBRYCHT (FIXED INCOME)

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2005?

A: For the fiscal year ended October 31, 2005, the Fund's Class A shares returned 3.21% and Class B shares returned 2.47%. (Note: There is no one-year performance to report for the Fund's Class C shares. Inception 4/19/05). For the same period, the S&P 500(R) Index, a broad-based equity index, returned 8.71% and the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 1.13%; and the Fund's Composite Index (60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index), which is the Fund's style-specific index appropriate for comparison, returned 5.73%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

EQUITY DISCUSSION

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: For the 12 months ended October 31, 2005, the market environment was moderately favorable due to significant earnings growth powered by strong economic growth and the continuation of a favorable interest rate environment. The S&P 500 Index, a broad-based equity index, was up 8.71% for the period. The main concerns for the market were rising commodity prices and interest rates. In particular, the price of oil rose significantly over the period and appears to be now firmly entrenched at around $60 per barrel. The rise in the price of crude oil was driven by strong demand in Asia and speculation by investors. At the same time, continued U.S. economic strength as well as higher commodity prices led the Federal Reserve to raise interest rates. Rising interest rates generally have a negative effect on market valuations. However, that was not the case, and in the end, modest valuations and strong earnings growth overcame these negative factors and helped the market achieve a year of respectable returns.

Q: WHAT FACTORS AFFECTED THE FUND'S EQUITY PERFORMANCE DURING THE REPORTING PERIOD?

A: The Fund's equity portion underperformed the S&P 500 Index during the past 12 months due mainly to poor technology stock selection and the underweighting of energy stocks. As oil prices rose throughout the year, energy stocks were among the best performers in the market. The S&P 500 Energy Sector Index rose from 279 on October 31, 2004, to 363 one year later. The Fund's relative lack of oil stocks hurt performance significantly. In addition, Avocent Corp preannounced an earnings shortfall in March, causing its stock to tumble 30%. More recently, Flextronics Corp announced poor earnings for the quarter ending September 2005, leading to a 31.5% downturn for its stock. On the positive side, we had excellent stock selection in the industrials sector. In particular, Jacobs Engineering Group was up over 50% due to strong business momentum in commercial construction, especially for oil and gas projects.

FIXED INCOME DISCUSSION

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, returned 1.13% for the year ended October 31, 2005. Short-term interest rates rose significantly over the course of the year as the Federal Reserve continued its campaign to remove its accommodative monetary policy at a measured pace. The federal funds rate increased a total of 2.0% over the reporting period, to 3.75% as of October 31, 2005. Longer-term rates, however, did not rise proportionally and 30-year Treasury bond rates declined slightly, amidst a backdrop of mixed economic indicators and the expectation that the increase in oil prices will slow the economy. As a result, the yield curve flattened substantially.

      Fixed income returns across all investment grade bond sectors were modest in this environment. Foreign high quality sovereign debt generated the strongest returns, while investment grade corporate bonds underperformed. Below investment grade issues, both corporate high yield and emerging markets bonds, outperformed all investment grade sectors, as we saw the continuation of strong and improving credit fundamentals in both sectors.

Q: WHAT FACTORS AFFECTED THE FUND'S FIXED INCOME PERFORMANCE DURING THE REPORTING PERIOD?

A: The Fund's fixed income portion performed well, benefiting from its investment in spread sectors (non-Treasury) such as emerging markets, Yankee high quality, corporate high yield and residential mortgage-backed securities. During the year, these sectors continued to offer attractive yield and total return opportunities while adding diversification to the portfolio. Within the emerging markets and Yankee high quality sectors, improving country fundamentals and upgrades by the rating agencies were supportive of these sectors. The corporate high yield sector also outperformed, helped by improving company fundamentals and investors' desire for yield in a low rate environment.

      Within the fixed income portion of the portfolio, our overweighting to the corporate high quality sector relative to the benchmark (Lehman Brothers Aggregate Bond Index) hurt performance as this was one of the worst performing sectors within the benchmark for the reporting period. Leveraged buyout activity and the overall weakness of the auto industry contributed to the underperformance of the corporate high quality sector.

                                                                   NOVEMBER 2005

THE  PRECEDING  INFORMATION  IS  THE  OPINION  OF  PORTFOLIO  MANAGEMENT.   PAST
PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Balanced Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 10/31/05
--------------------------------------------------------------------------------

                                                                          INCEPTION    INCEPTION
                                            1 YEAR   5 YEARS   10 YEARS  TO 10/31/05      DATE
                                            ------   -------   --------  -----------   ---------
Class A Shares at NAV(2)                     3.21%     2.08%     7.13%        --              --
Class A Shares at POP(3)                    (2.73)     0.87      6.50         --              --

Class B Shares at NAV(2)                     2.47      1.32      6.34         --              --
Class B Shares with CDSC(4)                 (1.41)     1.32      6.34         --              --

Class C Shares at NAV(2)                       --        --        --       0.75%        4/19/05
Class C Shares with CDSC(4)                    --        --        --      (0.25)        4/19/05

S&P 500(R) Index                             8.71     (1.74)     9.38       5.71              --

Lehman Brothers Aggregate Bond Index         1.13      6.31      6.32       0.20              --

Composite Index for Balanced Fund            5.73      1.77      8.50       3.51              --

      ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of other shares will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                                [GRAPHIC OMITTED]

                      Phoenix           Phoenix          S&P 500(R)   Lehman Brothers   Composite Index
                   Balanced Fund     Balanced Fund         Index        Aggregate             for
                      Class A           Class B                        Bond Index        Balanced Fund

10/31/1995                $9,425             $10,000     $10,000             $10,000            $10,000
10/31/1996               $10,559             $11,124     $12,420             $10,585            $11,662
10/31/1997               $12,464             $13,029     $16,435             $11,526            $14,311
10/30/1998               $13,546             $14,058     $20,053             $12,602            $16,811
10/29/1999               $15,812             $16,285     $25,224             $12,669            $19,375
10/31/2000               $16,940             $17,310     $26,751             $13,594            $20,704
10/31/2001               $16,184             $16,428     $20,086             $15,573            $18,517
10/31/2002               $14,926             $15,032     $17,052             $16,489            $17,296
10/31/2003               $17,013             $17,001     $20,604             $17,299            $19,813
10/29/2004               $18,189             $18,040     $22,543             $18,256            $21,380
10/31/2005               $18,772             $18,486     $24,508             $18,463            $22,606

For information regarding the indexes, see the glossary on page 3.

Phoenix Balanced Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Balanced Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

                                Beginning           Ending         Expenses Paid
     Balanced Fund            Account Value      Account Value        During
       Class A               April 30, 2005    October 31, 2005       Period*
-----------------------      --------------    ----------------    -------------
Actual                         $ 1,000.00         $ 1,012.10          $ 5.28

Hypothetical (5% return
   before expenses)              1,000.00           1,019.90            5.31

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.04%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.21%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,032.10.

                                Beginning           Ending         Expenses Paid
     Balanced Fund            Account Value      Account Value        During
       Class B               April 30, 2005    October 31, 2005       Period*
-----------------------      --------------    ----------------    -------------
Actual                         $ 1,000.00         $ 1,008.10          $ 9.06

Hypothetical (5% return
   before expenses)              1,000.00           1,016.07            9.14

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.79%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.47%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,024.70.

                                Beginning           Ending         Expenses Paid
     Balanced Fund            Account Value      Account Value        During
       Class C               April 30, 2005    October 31, 2005       Period*
-----------------------      --------------    ----------------    -------------
Actual                         $ 1,000.00         $ 1,008.20          $ 9.06

Hypothetical (5% return
   before expenses)              1,000.00           1,016.07            9.14

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 1.79%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS SINCE INCEPTION, THEN DIVIDED BY 365 TO REFLECT THE PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE PERIOD OF APRIL 19, 2005 (INCEPTION) THROUGH OCTOBER 31, 2005 WAS 0.75%. UTILIZING THIS RETURN SINCE INCEPTION YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,007.50.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Balanced Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT OCTOBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(n)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    3.1%
 2. Jacobs Engineering Group, Inc.                                          2.1%
 3. Bank of America Corp.                                                   2.0%
 4. Procter & Gamble Co. (The)                                              1.9%
 5. WellPoint, Inc.                                                         1.9%
 6. Wells Fargo & Co.                                                       1.8%
 7. Exxon Mobil Corp.                                                       1.7%
 8. Johnson & Johnson                                                       1.7%
 9. JPMorgan Chase & Co.                                                    1.6%
10. Cisco Systems, Inc.                                                     1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

                                [GRAPHIC OMITTED]

Domestic Common Stocks         47%
Non-Agency Mortgage-Backed
Securites                       7
Agency Mortgage-Backed
Securities                      7
Domestic Corporate Bonds        6
Municipal Bonds                 4
Foreign Corporate Bonds         3
Asset-Backed Securities         2
Other                          24

                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     -------------
U.S. GOVERNMENT SECURITIES--2.0%

U.S. TREASURY BONDS--0.9%
U.S. Treasury Bond 5.375%, 2/15/31(l) .............   $       9,120     $    9,946,500

U.S. TREASURY NOTES--1.1%
U.S. Treasury Note 3.625%, 5/15/13 ................           2,000          1,889,062
U.S. Treasury Note 4%, 2/15/15(l) .................           7,150          6,836,909
U.S. Treasury Note 4.25%, 8/15/15(l) ..............           2,900          2,829,765
                                                                        --------------
                                                                            11,555,736
                                                                        --------------
--------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $21,897,115)                                               21,502,236
--------------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--8.1%
FNMA 5%, '12-'35 ..................................          27,176         26,449,990
FNMA 6%, '17-'34 ..................................          10,763         10,866,724
FNMA 5.50%, '17-'35 ...............................          31,252         30,902,260
FNMA 4.50%, 6/1/19 ................................           9,815          9,498,225

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     -------------
FNMA 4%, 6/1/20 ...................................   $       2,359     $    2,236,679
GNMA 6.50%, '23-'32 ...............................           7,962          8,279,412
GNMA 6%, 8/15/32 ..................................           1,192          1,213,310
--------------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $90,317,788)                                               89,446,600
--------------------------------------------------------------------------------------

MUNICIPAL BONDS--5.4%

CALIFORNIA--2.6%
Alameda Corridor Transportation Authority Taxable
Series C 6.50%, 10/1/19 (MBIA Insured) ............           4,235          4,651,428

Alameda Corridor Transportation Authority Taxable
Series C 6.60%, 10/1/29 (MBIA Insured) ............           2,750          3,107,087

Alameda Corridor Transportation Authority Taxable
Series D 6.25%, 10/1/14 (MBIA Insured) ............             500            538,885

Contra Costa County California Fire Department
Taxable 4.90%, 8/1/16 (MBIA Insured) ..............           4,000          3,889,040

10                       See Notes to Financial Statements

Phoenix Balanced Fund

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     -------------
CALIFORNIA--CONTINUED
Contra Costa County Pension Obligation Taxable
6.10%, 6/1/11 (FSA Insured) .......................   $         500     $      525,470

Fresno County Pension Obligation Taxable 6.21%,
8/15/06 (FSA Insured) .............................           1,000          1,012,320

Long Beach Pension Obligation Taxable 6.87%,
9/1/06 (FSA Insured) ..............................             220            224,028

Marin County Pension Obligation Taxable 4.79%,
8/1/15 (MBIA Insured) .............................           1,000            972,610

Pasadena Pension Funding Taxable Series A 6.95%,
5/15/07 (AMBAC Insured) ...........................           1,915          1,977,123

Pasadena Pension Funding Taxable Series A 7.05%,
5/15/09 (AMBAC Insured) ...........................           2,500          2,675,725

Pasadena Pension Funding Taxable Series A 7.15%,
5/15/11 (AMBAC Insured) ...........................             565            626,240

Sonoma County Pension Obligation Taxable 6.625%,
6/1/13 (FSA Insured) ..............................           3,815          4,086,323

University of California Series F 4.375%, 5/15/30
(FSA Insured) .....................................           4,500          4,238,325
                                                                        --------------
                                                                            28,524,604
                                                                        --------------

COLORADO--0.2%
Denver City and County School District No. 1
Pension Obligation Certificate of Participation
Taxable 6.76%, 12/15/07 (AMBAC Insured)(h) ........              60             62,483

Denver City and County School District No. 1
Pension Obligation Certificate of Participation
Taxable 6.76%, 12/15/07 (AMBAC Insured) ...........           1,940          2,016,320
                                                                        --------------
                                                                             2,078,803
                                                                        --------------

FLORIDA--0.7%
Florida State Department of Environmental
Protection Preservation Series B 5%, 7/1/13
(MBIA Insured) ....................................           4,000          4,305,240

Florida State Department of Transportation
Series A 5%, 7/1/12 ...............................             785            843,286

University of Miami Taxable Series A 7.65%, 4/1/20
(MBIA Insured) ....................................           2,715          2,800,224
                                                                        --------------
                                                                             7,948,750
                                                                        --------------

KENTUCKY--0.3%
Kentucky State Property and Buildings
Commission 5%, 10/1/12 (AMBAC Insured) ............           2,960          3,175,873

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     -------------
MAINE--0.1%
Bangor Pension Obligation Taxable Series B 5.94%,
6/1/13 (FGIC Insured) .............................   $         675     $      714,582

NEW JERSEY--0.4%
Hamilton Township School District Taxable 4.25%,
12/15/14 (FSA Insured) ............................           1,145          1,078,683

Monroe Township Pension Obligation Taxable 5%,
8/15/13 ...........................................             590            585,457

New Jersey State Educational Facilities
Authority Princeton University Series B 4.25%,
7/1/35 ............................................           2,930          2,672,013
                                                                        --------------
                                                                             4,336,153
                                                                        --------------

NEW YORK--0.1%
New York State Environmental Facilities
Corp. State Service Contract Taxable 6.70%, 3/15/08
(FSA Insured)(g)(h) ...............................             600            628,320

New York State Taxable Series C 6.35%, 3/1/07
(AMBAC Insured) ...................................           1,000          1,022,210
                                                                        --------------
                                                                             1,650,530
                                                                        --------------

PENNSYLVANIA--0.4%
Philadelphia Authority for Industrial Development
Pension Funding Retirement Systems Taxable
Series A 5.69%, 4/15/07 (MBIA Insured) ............           1,000          1,013,270

Philadelphia School District Taxable Series
C 4.43%, 7/1/11 (FSA Insured) .....................           1,780          1,726,992

Pittsburgh Pension Obligation Taxable
Series A 6.50%, 3/1/14 (FGIC Insured) .............           1,100          1,187,846
                                                                        --------------
                                                                             3,928,108
                                                                        --------------

TEXAS--0.2%
Dallas-Fort Worth International Airport Facilities
Improvement Corp. Taxable 6.50%, 11/1/09
(MBIA Insured) ....................................           1,900          2,008,376

Texas State Water Financial Assistance Taxable
Series C 4.70%, 8/1/09 ............................             625            623,687
                                                                        --------------
                                                                             2,632,063
                                                                        --------------

VIRGINIA--0.4%
Virginia State Public Building Authority
Public Facilities Series A 5%, 8/1/12 .............           3,750          4,033,800
--------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $58,784,884)                                               59,023,266
--------------------------------------------------------------------------------------

                      See Notes to Financial Statements                       11

Phoenix Balanced Fund

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     --------------
ASSET-BACKED SECURITIES--2.6%
AmeriCredit Automobile Receivables Trust 01-D, A4
4.41%, 11/12/08 ...................................   $         450     $      449,862

Associates Manufactured Housing Pass-Through
Certificate 97-2, A6 7.075%, 3/15/28(c) ...........           1,418          1,457,365

Bombardier Capital Mortgage Securitization Corp.
99-A, A3 5.98%, 1/15/18 ...........................             942            856,498

Capital One Master Trust 01-5 A 5.30%, 6/15/09 ....           4,500          4,519,966
Carmax Auto Owner Trust 03-1, A4 2.16%, 11/15/09 ..           3,000          2,922,745

Case New Holland Equipment Trust 03-A, A4B
2.57%, 9/15/09 ....................................           2,316          2,260,037

DaimlerChrysler Auto Trust 05-A B 3.88%, 7/8/11 ...           1,200          1,167,228

GMAC Mortgage Corp. Loan Trust 05-HE2, A3
4.622%, 11/25/35(c) ...............................           2,525          2,495,016

Long Beach Auto Receivables Trust 04-A, A2
2.841%, 7/15/10(c) ................................           1,000            969,687

M&I Auto Loan Trust 03-1 B 3.45%, 2/21/11 .........             500            487,369

Morgan Stanley Auto Loan Trust 04-HB1, A4
3.33%, 10/15/11 ...................................           6,000          5,861,250

WFS Financial Owner Trust 03-1, A4 2.74%,
9/20/10 ...........................................           4,924          4,869,790
Whole Auto Loan Trust 02-1 B 2.91%, 4/15/09 .......             196            195,276
--------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $29,028,037)                                               28,512,089
--------------------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--7.2%

ADVERTISING--0.1%
Lamar Media Corp. 144A 6.625%, 8/15/15(b) .........             750            759,375

AEROSPACE & DEFENSE--0.1%
Rockwell Collins, Inc. 4.75%, 12/1/13 .............           1,000            981,561

AGRICULTURAL PRODUCTS--0.1%
Corn Products International, Inc. 8.25%, 7/15/07 ..           1,250          1,313,946

ALUMINUM--0.1%
Alcoa, Inc. 5.375%, 1/15/13(l) ....................           1,225          1,242,900

BROADCASTING & CABLE TV--0.2%
Comcast Corp. 5.30%, 1/15/14 ......................             500            486,075
Echostar DBS Corp. 5.75%, 10/1/08 .................             500            491,250
Echostar DBS Corp. 6.375%, 10/1/11(l) .............           1,500          1,466,250
                                                                        --------------
                                                                             2,443,575
                                                                        --------------

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     --------------
CASINOS & GAMING--0.3%
Harrah's Operating Co., Inc. 7.50%, 1/15/09(l) ....   $         250     $      265,833
MGM MIRAGE 6.375%, 12/15/11(l) ....................           1,500          1,488,750
Station Casinos, Inc. 6.875%, 3/1/16(l) ...........           1,000          1,012,500
                                                                        --------------
                                                                             2,767,083
                                                                        --------------

CONSUMER FINANCE--1.0%
Capital One Financial Corp. 4.80%, 2/21/12 ........           1,000            956,561
Ford Motor Credit Co. 8.625%, 11/1/10 .............             850            833,560
General Electric Capital Corp. 3.50%, 5/1/08 ......             750            726,990
General Electric Capital Corp. 6%, 6/15/12(l) .....           1,000          1,051,811
General Motors Acceptance Corp. 6.875%,
9/15/11(1) ........................................           1,025            995,036
General Motors Acceptance Corp. 6.875%,
8/28/12(1) ........................................             415            400,304
General Motors Acceptance Corp. 6.75%, 12/1/14 ....             375            359,183
SLM Corp. 4.45%, 2/1/10(c) ........................           5,550          5,363,631
                                                                        --------------
                                                                            10,687,076
                                                                        --------------

DATA PROCESSING & OUTSOURCED SERVICES--0.1%
First Data Corp. 5.625%, 11/1/11(l) ...............           1,000          1,024,210

DIVERSIFIED BANKS--0.2%
National Capital Trust II 144A 5.486%,
12/29/49(b)(c)(l) .................................           2,700          2,666,326

DIVERSIFIED CAPITAL MARKETS--0.2%
Deutsche Bank AG NY Series GS 2.54%, 3/22/12(c) ...           2,750          2,640,275

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.3%
International Lease Finance Corp. 5.75%,
2/15/07(l) ........................................             500            503,940
International Lease Finance Corp. 4.75%,
1/13/12(l) ........................................           2,875          2,774,225
                                                                        --------------
                                                                             3,278,165
                                                                        --------------

ELECTRIC UTILITIES--0.3%
Entergy Gulf States, Inc. 5.70%, 6/1/15 ...........           2,875          2,769,976
Entergy Gulf States, Inc. 5.25%, 8/1/15 ...........             300            279,100
                                                                        --------------
                                                                             3,049,076
                                                                        --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
Mettler-Toledo International, Inc. 4.85%,
11/15/10 ..........................................           2,000          1,948,470

FOREST PRODUCTS--0.1%
Weyerhaeuser Co. 6.75%, 3/15/12(l) ................           1,000          1,058,897

HEALTH CARE DISTRIBUTORS--0.0%
AmerisourceBergen Corp. 144A 5.625%, 9/15/12(b) ...             250            241,875

HEALTH CARE FACILITIES--0.1%
HCA, Inc. 6.30%, 10/1/12 ..........................           1,200          1,186,904

HOTELS, RESORTS & CRUISE LINES--0.0%
La Quinta Properties, Inc. 7%, 8/15/12 ............             470            481,750

12                       See Notes to Financial Statements

Phoenix Balanced Fund

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     --------------
INDUSTRIAL MACHINERY--0.5%
ITW CUPIDS Financing Trust I 144A 6.55%,
12/31/11(b)(e) ....................................   $       5,000     $    5,294,980

INTEGRATED OIL & GAS--0.1%
ChevronTexaco Capital Co. 3.375%, 2/15/08 .........           1,500          1,456,082

INTEGRATED TELECOMMUNICATION SERVICES--0.1%
Qwest Corp. 8.875%, 3/15/12(l) ....................           1,000          1,102,500

LIFE & HEALTH INSURANCE--0.2%
Jefferson-Pilot Corp. 4.75%, 1/30/14 ..............             850            821,795
Protective Life Secured Trust 5.14%, 5/10/10(c) ...           1,500          1,455,090
                                                                        --------------
                                                                             2,276,885
                                                                        --------------

MOVIES & ENTERTAINMENT--0.1%
Time Warner, Inc. 6.875%, 5/1/12(l) ...............           1,240          1,327,244

MULTI-LINE INSURANCE--0.1%
Assurant, Inc. 5.625%, 2/15/14 ....................           1,000            999,927

MULTI-UTILITIES--0.3%
Dominion Resources, Inc. 5%, 3/15/13 ..............             500            484,726
NiSource Finance Corp. 5.45%, 9/15/20 .............           2,840          2,716,128
                                                                        --------------
                                                                             3,200,854
                                                                        --------------

OIL & GAS DRILLING--0.1%
Diamond Offshore Drilling, Inc. 4.875%, 7/1/15 ....           1,200          1,152,076

OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.2%
Motiva Enterprises LLC 144A 5.20%, 9/15/12(b) .....           1,000            991,267
Tesoro Corp. 8%, 4/15/08 ..........................           1,000          1,045,000
                                                                        --------------
                                                                             2,036,267
                                                                        --------------

OIL & GAS STORAGE & TRANSPORTATION--0.1%
AmeriGas Partners LP 144A 7.25%, 5/20/15(b) .......           1,000          1,040,000

OTHER DIVERSIFIED FINANCIAL SERVICES--0.3%
Bosphorus Financial Services Ltd. 144A 5.59%,
2/15/12(b)(c) .....................................           1,250          1,231,122

JPMorgan Chase & Co. 5.125%, 9/15/14 ..............           1,440          1,409,318
TIAA Global Markets, Inc. 144A 3.875%,
1/22/08(b) ........................................           1,000            979,288
                                                                        --------------
                                                                             3,619,728
                                                                        --------------

REGIONAL BANKS--0.4%
Rabobank Capital Funding II 144A 5.26%, 12/29/49(b)(c)        1,300          1,287,385
Zions Bancorp 5.65%, 5/15/14 ......................           2,750          2,787,664
                                                                        --------------
                                                                             4,075,049
                                                                        --------------

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     --------------
REITS--0.7%
Colonial Properties Trust 6.25%, 6/15/14 ..........   $       3,900     $    3,974,474
HRPT Properties Trust 5.75%, 11/1/15 ..............             860            853,551
iStar Financial, Inc. 5.375%, 4/15/10 .............           2,900          2,868,703
                                                                        --------------
                                                                             7,696,728
                                                                        --------------

TOBACCO--0.1%
Reynolds (R.J.) Tobacco Holdings, Inc. 144A
7.30%, 7/15/15(b) .................................             900            900,000

TRADING COMPANIES & DISTRIBUTORS--0.3%
Hughes Supply, Inc. 5.50%, 10/15/14 ...............           2,600          2,500,451
United Rentals North America, Inc. 6.50%,
2/15/12 ...........................................             800            771,000
                                                                        --------------
                                                                             3,271,451
                                                                        --------------

WIRELESS TELECOMMUNICATION SERVICES--0.2%
Nextel Communications, Inc. Series E 6.875%,
10/31/13 ..........................................           2,300          2,405,963
--------------------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $80,593,196)                                               79,627,198
--------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--8.9%
Asset Backed Funding Corp. Net Interest Margin Trust
04-HE1, N1 144A 4.45%, 7/26/34(b) .................             527            525,425

Citigroup-Deutsche Bank Commercial Mortgage
05-CD1, AM 5.224%, 9/15/20 ........................           2,240          2,238,600

Countrywide Home Loan Mortgage Pass-Through Trust
04-12, 12A1 4.828%, 8/25/34(c) ....................             415            410,113

Countrywide Home Loan Mortgage Pass-Through Trust
04-13, 1A1 5.50%, 8/25/34 .........................           2,980          2,964,691

Countrywide Home Loan Mortgage Pass-Through Trust
05-HYB6, 2A2 5.329%, 10/20/35(c) ..................             759            754,591

Crown Castle Towers LLC 05-1A, AFX 144A 4.643%,
6/15/35(b) ........................................           2,400          2,332,574

CS First Boston Mortgage Securities Corp. 97-C2 B
6.72%, 1/17/35 ....................................           9,000          9,308,279

CS First Boston Mortgage Securities Corp. 97-C2, A3
6.55%, 1/17/35 ....................................           3,725          3,827,055

CS First Boston Mortgage Securities Corp. 98-C1 B
6.59%, 5/17/40 ....................................           1,000          1,039,821

CS First Boston Mortgage Securities Corp. 99-C1, A2
7.29%, 9/15/41 ....................................             340            362,909

                      See Notes to Financial Statements                       13

Phoenix Balanced Fund

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     --------------
DLJ Commercial Mortgage Corp. 98-CF2, A1B 6.24%,
11/12/31 ..........................................   $       3,935     $    4,067,341

First Horizon Mortgage Pass-Through Trust 05-AR1,
2A1 5.033%, 4/25/35(c) ............................           3,217          3,185,509

GMAC Commercial Mortgage Securities, Inc. 97-C2,
A3 6.566%, 4/15/29 ................................           2,437          2,501,178

GS Mortgage Securities Corp. II 05-GG4, AJ 4.782%,
7/10/39 ...........................................           4,900          4,675,728

GS Mortgage Securities Corp. II 99-C1, A2 6.11%,
11/18/30(c) .......................................           5,213          5,346,756

Home Equity Asset Trust 03-8N A 144A 5%,
5/27/34(b) ........................................              20             20,157

Homestar Net Interest Margin Trust 04-3, A1 144A
5.50%, 7/25/34(b) .................................             192            192,405

JPMorgan Chase Commercial Mortgage Securities
Corp. 01-CIBC, A3 6.26%, 3/15/33 ..................          14,265         14,986,740

JPMorgan Mortgage Trust 05-S2, 2A15 6%, 9/25/35 ...           5,412          5,426,956

Lehman Brothers Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/35 ........................           1,000          1,029,752

Lehman Brothers Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 10/15/32 ........................           4,855          5,208,591

Master Resecuritization Trust 05-1 144A 5%,
10/28/34(b) .......................................           2,026          1,956,509

PNC Mortgage Acceptance Corp. 00-C2, A2 7.30%,
10/12/33 ..........................................           1,000          1,081,218

Residential Asset Mortgage Products, Inc. 03-RS6,
AI3 3.08%, 12/25/28 ...............................           1,669          1,658,316

Residential Funding Mortgage Securities I 05-SA1,
2A 4.904%, 3/25/35(c) .............................           3,365          3,319,580

Structured Asset Securities Corp. 03-32, 1A1 5.31%,
11/25/33(c) .......................................           2,213          2,189,089

Structured Asset Securities Corp. 05-6, 4A1 5%,
5/25/35 ...........................................           4,586          4,393,668

Wells Fargo Mortgage Backed Securities Trust 03-4,
A18 5.50%, 6/25/33 ................................           2,850          2,828,602

Wells Fargo Mortgage Backed Securities Trust 04-EE,
2A3 3.989%, 1/25/35(c) ............................           2,182          2,116,730

Wells Fargo Mortgage Backed Securities Trust
05-5, 1A1 5%, 5/25/20 .............................           1,989          1,947,932

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     --------------
Wells Fargo Mortgage Backed Securities Trust
05-AR10, 2A16 4.111%, 6/25/35(c) ..................   $       1,015     $      986,136

Wells Fargo Mortgage Backed Securities Trust
05-AR4, 2A1 4.537%, 4/25/35(c) ....................           5,403          5,321,927
--------------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $98,194,100)                                               98,204,878
--------------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--1.7%

AUSTRALIA--0.4%
Commonwealth of Australia Series 1106 6.75%,
11/15/06 ..........................................           5,170(k)       3,917,374

BRAZIL--0.2%
Federative Republic of Brazil 9.25%, 10/22/10 .....           1,200          1,320,600
Federative Republic of Brazil 8.875%, 10/14/19 ....             500            528,750
                                                                        --------------
                                                                             1,849,350
                                                                        --------------

CHILE--0.1%
Republic of Chile 4.63%, 1/28/08(c) ...............             750            753,375

MEXICO--0.0%
United Mexican States 5.875%, 1/15/14(l) ..........             400            406,400

NEW ZEALAND--0.2%
Commonwealth of New Zealand Series 206 6.50%,
2/15/06 ...........................................           3,300(j)       2,307,501

PANAMA--0.2%
Republic of Panama 7.25%, 3/15/15 .................             700            738,500
Republic of Panama 9.375%, 1/16/23 ................           1,650          2,013,000
                                                                        --------------
                                                                             2,751,500
                                                                        --------------

PERU--0.1%
Republic of Peru 7.35%, 7/21/25(l) ................             290            294,350
Republic of Peru 8.75%, 11/21/33 ..................             350            404,250
                                                                        --------------
                                                                               698,600
                                                                        --------------

PHILIPPINES--0.2%
Republic of Philippines 8.375%, 2/15/11 ...........           1,790          1,872,788

RUSSIA--0.1%
Russian Federation RegS 5%, 3/31/30(c)(f) .........           1,250          1,389,453

SOUTH KOREA--0.1%
Republic of Korea 4.25%, 6/1/13(l) ................           1,500          1,412,619

TURKEY--0.1%
Republic of Turkey 7.375%, 2/5/25 .................           1,100          1,094,500
--------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $18,489,196)                                               18,453,460
--------------------------------------------------------------------------------------

14                       See Notes to Financial Statements

Phoenix Balanced Fund

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     -------------
FOREIGN CORPORATE BONDS(d)--3.4%

AUSTRALIA--0.2%
St. George Bank Ltd. 144A 5.30%, 10/15/15(b) ......   $       2,000     $    2,001,470
Westfield Capital Corp. 144A 5.125%, 11/15/14(b) ..             575            561,435
                                                                        --------------
                                                                             2,562,905
                                                                        --------------

BRAZIL--0.1%
Petrobras International Finance Co. 9.125%,
7/2/13 ............................................           1,500          1,717,500

CANADA--0.0%
Rogers Wireless Communications, Inc. 7.25%,
12/15/12 ..........................................             500            527,500

CHILE--0.7%
Banco Santander Chile 144A 5.375%, 12/9/14(b) .....             875            863,571
Enersis SA 7.375%, 1/15/14(l) .....................           3,700          3,905,416
HQI Transelectric Chile SA 7.875%, 4/15/11 ........           1,000          1,110,047
Petropower I Funding Trust 144A 7.36%,
2/15/14(b) ........................................           1,957          1,862,742
                                                                        --------------
                                                                             7,741,776
                                                                        --------------

GERMANY--0.1%
Deutsche Telekom International Finance BV 8.50%,
6/15/10(l) ........................................             500            557,966

ITALY--0.1%
Telecom Italia Capital S.p.A. 4%, 11/15/08 ........             750            725,662

KAZAKHSTAN--0.2%
Kazkommerts International BV 144A 7%, 11/3/09(b) ..           2,250          2,283,750

MALAYSIA--0.4%
Malaysia International Shipping Corp. Capital Ltd.
144A 6.125%, 7/1/14(b) ............................           2,000          2,090,780

Petronas Capital Ltd. RegS 7%, 5/22/12(f) .........           2,250          2,469,616
                                                                        --------------
                                                                             4,560,396
                                                                        --------------

MEXICO--0.7%
America Movil SA de CV 5.75%, 1/15/15 .............           2,375          2,331,602

Pemex Project Funding Master Trust 9.125%,
10/13/10 ..........................................             500            574,250

Pemex Project Funding Master Trust 8%, 11/15/11 ...           1,500          1,677,000

Pemex Project Funding Master Trust 144A 5.75%,
12/15/15(b) .......................................           2,850          2,767,350
                                                                        --------------
                                                                             7,350,202
                                                                        --------------

NETHERLANDS--0.1%
Coca-Cola HBC Finance BV 5.125%, 9/17/13 ..........           1,750          1,740,921

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     -------------
RUSSIA--0.0%
Gazstream SA 144A 5.625%, 7/22/13(b) ..............   $         350     $      347,375

SINGAPORE--0.2%
DBS Bank Ltd. 144A 5%, 11/15/19 (b)(c) ............           1,900          1,841,049

SOUTH KOREA--0.1%
Korea Development Bank 5.50%, 11/13/12 ............             700            708,563

UNITED KINGDOM--0.3%
HBOS plc 144A 5.375%, 11/29/49(b)(c) ..............           3,250          3,213,795

UNITED STATES--0.2%
Amvescap plc 5.375%, 12/15/14 .....................           2,000          1,944,658
--------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $38,087,530)                                               37,824,018
--------------------------------------------------------------------------------------

                                                          SHARES
                                                      -------------

DOMESTIC COMMON STOCKS--55.5%

ADVERTISING--2.0%
Harte-Hanks, Inc.(l) ..............................         380,800          9,748,480
Omnicom Group, Inc. ...............................         144,800         12,012,608
                                                                        --------------
                                                                            21,761,088
                                                                        --------------

AEROSPACE & DEFENSE--1.4%
United Technologies Corp. .........................         292,100         14,978,888

AIR FREIGHT & LOGISTICS--0.8%
FedEx Corp.(l) ....................................          89,900          8,264,507

ASSET MANAGEMENT & CUSTODY BANKS--0.5%
Mellon Financial Corp.(l) .........................         185,900          5,891,171

BROADCASTING & CABLE TV--0.5%
Comcast Corp. Special Class A(l)(m) ...............         211,800          5,805,438

CASINOS & GAMING--0.7%
Harrah's Entertainment, Inc. ......................         127,936          7,737,570

COMMUNICATIONS EQUIPMENT--1.6%
Cisco Systems, Inc.(l)(m) .........................         982,800         17,149,860

COMPUTER HARDWARE--2.2%
Dell, Inc.(l)(m) ..................................         239,200          7,625,696
International Business Machines Corp. .............         208,200         17,047,416
                                                                        --------------
                                                                            24,673,112
                                                                        --------------

CONSTRUCTION & ENGINEERING--2.1%
Jacobs Engineering Group, Inc.(l)(m) ..............         366,100         23,338,875

DATA PROCESSING & OUTSOURCED SERVICES--0.8%
Alliance Data Systems Corp.(l)(m) .................         254,100          9,035,796

                      See Notes to Financial Statements                       15

Phoenix Balanced Fund

                                                          SHARES             VALUE
                                                      -------------     -------------
DIVERSIFIED BANKS--5.2%
Bank of America Corp.(l) ..........................         504,000     $   22,044,960
Wachovia Corp.(l) .................................         308,600         15,590,472
Wells Fargo & Co.(l) ..............................         334,400         20,130,880
                                                                        --------------
                                                                            57,766,312
                                                                        --------------

DRUG RETAIL--1.4%
CVS Corp.(l) ......................................         609,600         14,880,336

ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
Emerson Electric Co.(l) ...........................          76,000          5,285,800

FOOTWEAR--0.5%
NIKE, Inc. Class B(l) .............................          71,100          5,975,955

HEALTH CARE EQUIPMENT--2.4%
Beckman Coulter, Inc.(l) ..........................          59,300          2,921,118
Fisher Scientific International, Inc.(l)(m) .......         244,500         13,814,250
Thermo Electron Corp.(l)(m) .......................         327,300          9,881,187
                                                                        --------------
                                                                            26,616,555
                                                                        --------------

HEALTH CARE FACILITIES--1.1%
HCA, Inc.(l) ......................................         242,500         11,686,075

HEALTH CARE SERVICES--1.0%
Express Scripts, Inc.(l)(m) .......................         144,300         10,881,663

HOUSEHOLD PRODUCTS--3.0%
Colgate-Palmolive Co.(l) ..........................         152,600          8,081,696
Procter & Gamble Co. (The) ........................         372,700         20,867,473
Spectrum Brands, Inc.(l)(m) .......................         187,500          3,881,250
                                                                        --------------
                                                                            32,830,419
                                                                        --------------

HUMAN RESOURCES & EMPLOYMENT SERVICES--1.9%
Manpower, Inc.(l) .................................         292,600         13,248,928
Robert Half International, Inc.(l) ................         208,200          7,678,416
                                                                        --------------
                                                                            20,927,344
                                                                        --------------

INDUSTRIAL CONGLOMERATES--3.1%
General Electric Co. ..............................         993,100         33,676,021

INTEGRATED OIL & GAS--1.7%
Exxon Mobil Corp. .................................         338,300         18,992,162

INTEGRATED TELECOMMUNICATION SERVICES--0.7%
SBC Communications, Inc.(l) .......................         143,300          3,417,705
Verizon Communications, Inc. ......................         150,000          4,726,500
                                                                        --------------
                                                                             8,144,205
                                                                        --------------

INTERNET SOFTWARE & SERVICES--0.7%
WebEx Communications, Inc.(l)(m) ..................         343,800          7,876,458

                                                          SHARES             VALUE
                                                      -------------     -------------
INVESTMENT BANKING & BROKERAGE--1.0%
Merrill Lynch & Co., Inc.(l) ......................         173,800     $   11,251,812

MANAGED HEALTH CARE--2.4%
Coventry Health Care, Inc.(m) .....................         110,800          5,982,092
WellPoint, Inc.(l)(m) .............................         275,300         20,559,404
                                                                        --------------
                                                                            26,541,496
                                                                        --------------

MOVIES & ENTERTAINMENT--1.3%
Walt Disney Co. (The)(l) ..........................         564,600         13,759,302

MULTI-UTILITIES & UNREGULATED POWER--1.1%
PG&E Corp.(l) .....................................         326,000         11,859,880

OIL & GAS DRILLING--0.8%
Patterson-UTI Energy, Inc.(l) .....................         270,800          9,242,404

OIL & GAS EXPLORATION & PRODUCTION--0.7%
Anadarko Petroleum Corp.(l) .......................          90,000          8,163,900

OTHER DIVERSIFIED FINANCIAL SERVICES--2.3%
Citigroup, Inc. ...................................         166,201          7,608,682
JPMorgan Chase & Co.(l) ...........................         474,800         17,387,176
                                                                        --------------
                                                                            24,995,858
                                                                        --------------

PACKAGED FOODS & MEATS--1.4%
Dean Foods Co.(l)(m) ..............................         111,400          4,027,110
Heinz (H.J.) Co.(l) ...............................         203,700          7,231,350
Kellogg Co.(l) ....................................          83,200          3,674,944
TreeHouse Foods, Inc.(l)(m) .......................          22,260            575,198
                                                                        --------------
                                                                            15,508,602
                                                                        --------------

PHARMACEUTICALS--2.4%
Johnson & Johnson .................................         292,800         18,335,136
Pfizer, Inc.(l) ...................................         347,600          7,556,824
                                                                        --------------
                                                                            25,891,960
                                                                        --------------

RAILROADS--1.1%
Norfolk Southern Corp.(l) .........................         302,500         12,160,500

RESTAURANTS--1.4%
McDonald's Corp.(l) ...............................         488,500         15,436,600

SOFT DRINKS--1.4%
Coca-Cola Co. (The)(l) ............................         371,100         15,875,658

SYSTEMS SOFTWARE--1.4%
Microsoft Corp. ...................................         589,600         15,152,720

WIRELESS TELECOMMUNICATION SERVICES--1.0%
Sprint Nextel Corp. ...............................         482,031         11,236,143
--------------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $505,500,776)                                             611,252,445
--------------------------------------------------------------------------------------

16                       See Notes to Financial Statements

Phoenix Balanced Fund

                                                          SHARES             VALUE
                                                      -------------     --------------
FOREIGN COMMON STOCKS(d)--1.3%

APPLICATION SOFTWARE--0.6%
Amdocs Ltd. (United States)(l)(m) .................         264,500     $    7,001,315

ELECTRONIC MANUFACTURING SERVICES--0.7%
Flextronics International Ltd. (Singapore)(l)(m) ..         805,900          7,486,811
--------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $17,593,675)                                               14,488,126
--------------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--1.2%
SPDR Trust Series I(l) ............................         113,600         13,646,768
--------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $14,267,620)                                               13,646,768
--------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.4%
(IDENTIFIED COST $972,753,917)                                           1,071,981,084
--------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--21.9%

MONEY MARKET MUTUAL FUNDS--19.3%
State Street Navigator Prime Portfolio
(3.79% seven day effective yield)(i) ..............     212,507,924        212,507,924

                                                           PAR
                                                          VALUE
                                                          (000)              VALUE
                                                      -------------     --------------
COMMERCIAL PAPER(O)--2.6%
General Electric Capital Corp. 3.93%, 11/2/05 .....   $       2,200     $    2,199,760
Honeywell International, Inc. 3.78%, 11/2/05 ......           2,280          2,279,761
Ciesco LLC 4%, 11/3/05 ............................           1,830          1,829,593
NetJets, Inc. 3.75%, 11/4/05 ......................           5,185          5,183,380
Sysco Corp. 4%, 11/7/05 ...........................           7,225          7,220,183
Alpine Securitization Corp. 3.95%, 11/9/05 ........           6,045          6,039,694
George Street Finance LLC 4.01%, 11/21/05 .........           4,285          4,275,454
                                                                        --------------
                                                                            29,027,825
                                                                        --------------

--------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $241,535,749)                                             241,535,749
--------------------------------------------------------------------------------------

TOTAL INVESTMENTS--119.2%
(IDENTIFIED COST $1,214,289,666)                                         1,313,516,833(a)

Other assets and liabilities, net--(19.2)%                                (211,646,037)
                                                                        --------------
NET ASSETS--100.0%                                                      $1,101,870,796
                                                                        ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $122,988,760 and gross depreciation of $24,768,041 for federal income tax purposes. At October 31, 2005, the aggregate cost of securities for federal income tax purposes was $1,215,296,114.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities amounted to a value of $38,252,005 or 3.5% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) Foreign corporate bonds and foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(e) Illiquid and restricted security. At October 31, 2005, this security amounted to a value of $5,294,980 or 0.5% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(f) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(g)   All or a portion segregated as collateral for forward currency contracts.
(h)   Escrowed to maturity.
(i) Represents security purchased with cash collateral received for securities on loan.
(j)   Par value represents New Zealand Dollar.
(k)   Par value represents Australian Dollar.
(l)   All or a portion of security is on loan.
(m)   Non-income producing.
(n)   Table excludes short-term investments.
(o)   The rate shown is the discount rate.

                      See Notes to Financial Statements                       17

Phoenix Balanced Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2005

ASSETS
Investment securities at value, including $207,712,350 of
   securities on loan (Identified cost $1,214,289,666)          $1,313,516,833
Cash                                                                     4,576
Receivables
   Dividends and interest                                            4,753,550
   Investment securities sold                                        4,319,630
   Fund shares sold                                                     74,758
Trustee retainer                                                         2,624
Prepaid expenses                                                        74,903
                                                                --------------
      Total assets                                               1,322,746,874
                                                                --------------
LIABILITIES
Payables
   Investment securities purchased                                   5,378,550
   Fund shares repurchased                                           1,588,646
   Collateral on securities loaned                                 212,507,924
   Investment advisory fee                                             514,396
   Transfer agent fee                                                  306,667
   Distribution and service fees                                       301,133
   Financial agent fee                                                  55,776
Accrued expenses                                                       129,206
Net unrealized depreciation on forward currency contracts               93,780
                                                                --------------
      Total liabilities                                            220,876,078
                                                                --------------
NET ASSETS                                                      $1,101,870,796
                                                                ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $  976,483,728
Undistributed net investment income                                  2,211,914
Accumulated net realized gain                                       24,044,073
Net unrealized appreciation                                         99,131,081
                                                                --------------
NET ASSETS                                                      $1,101,870,796
                                                                ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,000,789,776)              68,765,023
Net asset value per share                                       $        14.55
Offering price per share $14.55/(1-5.75%)                       $        15.44

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $19,970,309)                  1,376,855
Net asset value and offering price per share                    $        14.50

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $81,110,711)                  5,596,057
Net asset value and offering price per share                    $        14.49

                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME
Interest                                                        $   22,265,963
Dividends                                                           11,000,123
Security lending                                                        44,527
Foreign taxes withheld                                                 (12,201)
                                                                --------------
      Total investment income                                       33,298,412
                                                                --------------
EXPENSES
Investment advisory fee                                              5,684,145
Service fees, Class A                                                2,443,957
Distribution and service fees, Class B                                 192,681
Distribution and service fees, Class C                                 440,912
Financial agent fee                                                    613,580
Transfer agent                                                       1,507,112
Printing                                                               186,983
Custodian                                                              130,855
Professional                                                            44,865
Registration                                                            42,099
Trustees                                                                34,181
Miscellaneous                                                          110,917
                                                                --------------
      Total expenses                                                11,432,287
Custodian fees paid indirectly                                          (4,907)
                                                                --------------
      Net expenses                                                  11,427,380
                                                                --------------
NET INVESTMENT INCOME                                               21,871,032
                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                    25,061,735
Net realized loss on foreign currency transactions                    (282,223)
Net change in unrealized appreciation (depreciation) on
   investments                                                     (12,067,403)
Net change in unrealized appreciation (depreciation) on
   foreign currency transactions and translation                       (98,889)
                                                                --------------
NET GAIN ON INVESTMENTS                                             12,613,220
                                                                --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   34,484,252
                                                                ==============

18                      See Notes to Financial Statements

Phoenix Balanced Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended           Year Ended
                                                                                   October 31, 2005     October 31, 2004
                                                                                   ----------------     ----------------
FROM OPERATIONS
   Net investment income (loss)                                                    $     21,871,032     $     19,568,964
   Net realized gain (loss)                                                              24,779,512           89,530,829
   Net change in unrealized appreciation (depreciation)                                 (12,166,292)         (41,183,811)
                                                                                   ----------------     ----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           34,484,252           67,915,982
                                                                                   ----------------     ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                       (20,144,812)         (20,579,474)
   Net investment income, Class B                                                          (255,907)            (253,418)
   Net investment income, Class C                                                          (527,723)                  --
   Net realized long-term gains, Class A                                                (35,738,276)                  --
   Net realized long-term gains, Class B                                                   (660,946)                  --
   Net realized long-term gains, Class C                                                         --                   --
                                                                                   ----------------     ----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (57,327,664)         (20,832,892)
                                                                                   ----------------     ----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,623,250 and 2,078,345 shares, respectively)          24,205,911           30,942,691
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (14,653,836 and 0 shares, respectively) (See Note 10)                             212,480,812                   --
   Net asset value of shares issued from reinvestment of distributions
      (3,468,999 and 1,273,649 shares, respectively)                                     51,652,995           18,864,454
   Cost of shares repurchased (12,821,283 and 11,351,607 shares, respectively)         (191,087,783)        (168,955,356)
                                                                                   ----------------     ----------------
Total                                                                                    97,251,935         (119,148,211)
                                                                                   ----------------     ----------------
CLASS B
   Proceeds from sales of shares (138,483 and 186,347 shares, respectively)               2,047,404            2,757,827
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (603,106 and 0 shares, respectively) (See Note 10)                                  8,720,927                   --
   Net asset value of shares issued from reinvestment of distributions
      (57,446 and 16,048 shares, respectively)                                              853,905              237,044
   Cost of shares repurchased (548,056 and 574,889 shares, respectively)                 (8,112,683)          (8,534,184)
                                                                                   ----------------     ----------------
Total                                                                                     3,509,553           (5,539,313)
                                                                                   ----------------     ----------------
CLASS C
   Proceeds from sales of shares (23,799 and 0 shares, respectively)                        348,321                   --
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (6,217,229 and 0 shares, respectively) (See Note 10)                               89,901,271                   --
   Net asset value of shares issued from reinvestment of distributions
      (28,299 and 0 shares, respectively)                                                   418,151                   --
   Cost of shares repurchased (673,270 and 0 shares, respectively)                       (9,912,197)                  --
                                                                                   ----------------     ----------------
Total                                                                                    80,755,546                   --
                                                                                   ----------------     ----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                            181,517,034         (124,687,524)
                                                                                   ----------------     ----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                158,673,622          (77,604,434)

NET ASSETS
   Beginning of period                                                                  943,197,174        1,020,801,608
                                                                                   ----------------     ----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $2,211,914 AND $1,854,772, RESPECTIVELY]                                     $  1,101,870,796     $    943,197,174
                                                                                   ================     ================

                        See Notes to Financial Statements                     19

Phoenix Balanced Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                             -----------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                                2005           2004       2003(4)      2002(3)        2001
Net asset value, beginning of period         $     14.98    $   14.31    $   12.82    $   14.27    $     17.63
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.32(2)      0.29(2)      0.28(2)      0.34(2)        0.41
   Net realized and unrealized gain (loss)          0.18         0.69         1.49        (1.43)         (1.20)
                                             -----------    ---------    ---------    ---------    -----------
      TOTAL FROM INVESTMENT OPERATIONS              0.50         0.98         1.77        (1.09)         (0.79)
                                             -----------    ---------    ---------    ---------    -----------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.32)       (0.31)       (0.28)       (0.36)         (0.48)
   Distributions from net realized gains           (0.61)          --           --           --          (2.09)
                                             -----------    ---------    ---------    ---------    -----------
      TOTAL DISTRIBUTIONS                          (0.93)       (0.31)       (0.28)       (0.36)         (2.57)
                                             -----------    ---------    ---------    ---------    -----------
Change in net asset value                          (0.43)        0.67         1.49        (1.45)         (3.36)
                                             -----------    ---------    ---------    ---------    -----------
NET ASSET VALUE, END OF PERIOD               $     14.55    $   14.98    $   14.31    $   12.82    $     14.27
                                             ===========    =========    =========    =========    ===========
Total return(1)                                     3.21%        6.91%       13.98%       (7.77)%        (4.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $ 1,000,790    $ 926,383    $ 999,427    $ 981,389    $ 1,207,395
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               1.05%        1.06%        1.07%        1.02%          1.00%
   Net investment income                            2.16%        1.98%        2.10%        2.46%          2.58%
Portfolio turnover                                    58%          68%          92%          52%            45%

                                                                          CLASS B
                                             -----------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                                 2005          2004       2003(4)      2002(3)        2001
Net asset value, beginning of period         $     14.93    $   14.26    $   12.78    $   14.23    $     17.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.21(2)      0.18(2)      0.18(2)      0.24(2)        0.30
   Net realized and unrealized gain (loss)          0.18         0.69         1.48        (1.43)         (1.18)
                                             -----------    ---------    ---------    ---------    -----------
      TOTAL FROM INVESTMENT OPERATIONS              0.39         0.87         1.66        (1.19)         (0.88)
                                             -----------    ---------    ---------    ---------    -----------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.21)       (0.20)       (0.18)       (0.26)         (0.32)
   Distributions from net realized gains           (0.61)          --           --           --          (2.09)
                                             -----------    ---------    ---------    ---------    -----------
      TOTAL DISTRIBUTIONS                          (0.82)       (0.20)       (0.18)       (0.26)         (2.41)
                                             -----------    ---------    ---------    ---------    -----------
Change in net asset value                          (0.43)        0.67         1.48        (1.45)         (3.29)
                                             -----------    ---------    ---------    ---------    -----------
NET ASSET VALUE, END OF PERIOD               $     14.50    $   14.93    $   14.26    $   12.78    $     14.23
                                             ===========    =========    =========    =========    ===========
Total return(1)                                     2.47%        6.12%       13.09%       (8.49)%        (5.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $    19,970    $  16,814    $  21,374    $  25,768    $    32,457
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               1.80%        1.80%        1.82%        1.77%          1.75%
   Net investment income                            1.39%        1.23%        1.37%        1.71%          1.83%
Portfolio turnover                                    58%          68%          92%          52%            45%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 2.45% to 2.46% and from 1.70% to 1.71% for Class A and Class B, respectively. There was no effect to net investment income
      (loss) per share or to net realized and unrealized gain (loss) per share for Class A and B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under high yield debt instruments, previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no impact on either the per share net investment income or the net realized and unrealized gain (loss) or the investment income ratios for the year ended October 31, 2003.

20                      See Notes to Financial Statements

Phoenix Balanced Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                 CLASS C
                                             -----------------
                                              FROM INCEPTION
                                             APRIL 19, 2005 TO
                                             OCTOBER 31, 2005

Net asset value, beginning of period             $  14.47
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                   0.10
   Net realized and unrealized gain (loss)           0.01
                                                 --------
      TOTAL FROM INVESTMENT OPERATIONS               0.11
                                                 --------
LESS DISTRIBUTIONS
   Dividends from net investment income             (0.09)
   Distributions from net realized gains               --
                                                 --------
      TOTAL DISTRIBUTIONS                           (0.09)
                                                 --------
Change in net asset value                            0.02
                                                 --------
NET ASSET VALUE, END OF PERIOD                   $  14.49
                                                 ========
Total return(1)                                      0.75%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $ 81,111
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                1.80%(3)
   Net investment income                             1.22%(3)
Portfolio turnover                                     58%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3)   Annualized.
(4)   Not annualized.

                       See Notes to Financial Statements                      21

PHOENIX CAPITAL GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2005?

A: For the fiscal year ended October 31, 2005, the Fund's Class A shares returned 4.79% and Class B shares returned 4.03%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 8.71%, and the S&P 500/Barra Growth Index, which is the Fund's style-specific index appropriate for comparison, returned 7.25%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MARKETS PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: The real surprise of the past 12 months has been the strength and resilience of the U.S. economy and the consumer. Despite steep increases in oil and gas prices, higher interest rates and continued troubles in Iraq, real GDP has stayed in the very healthy 3% to 4% range. Also, consumer spending and sentiment have remained strong. Corporate profits have been stellar, rising 15% in 2003, 21% in 2004 and about 13.5% in the first half of 2005, with estimates for the current quarter up about 12% to 16%. Corporate balance sheets are also showing historically high cash levels. Finally, inflation remains low, yet the federal funds rate continues to rise. Against this backdrop, the S&P 500 Index had a return of about 9%. Growth stock indices posted similar returns, while value stock indices posted returns about 2.5 percentage points higher.

      Earlier this year, we expected oil prices to be much lower by now, based on building crude inventories. Before Hurricanes Katrina and Rita, crude inventories were at five-year highs, production was outstripping demand and inventories were expected to reach ten-year highs by the end of the year. Had a slowdown actually occurred, supplies would be even higher. Based on the historically high correlation between crude inventories and prices, we would expect oil to be priced under $50 today, not at about $60.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A: The Phoenix Capital Growth Fund trailed the S&P 500/Barra Growth Index during the past twelve months. The principal reason for the deficit was our underweight position in the energy sector. Specifically, during the past year the Index had an approximate weighting of 8% and a return of over 26%. We have maintained a zero weighting in energy as we believe the recent run-up in oil prices is not sustainable. Not being in the energy sector adversely impacted our performance by 155 basis points. Higher energy costs also had an indirect impact on performance as both UPS and FedEx underperformed during the period.

      Elsewhere, excellent stock selection more than offset weighting differences in healthcare and technology. In healthcare, our two largest biotech holdings, Amgen and Genetech, produced big gains, offsetting the loss we took in Kinetic Concepts. During the year, we were approximately 200 basis points underweight the S&P 500/Barra Growth benchmark. An overweight position in technology hurt us from a sector perspective, but outperformance by Apple Computer and Texas Instruments led to overall positive performance from this sector.

                                                                   NOVEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Capital Growth Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 10/31/05
--------------------------------------------------------------------------------

                                                            1 YEAR      5 YEARS       10 YEARS
                                                            ------     ---------     ---------
Class A Shares at NAV(2)                                     4.79%      (11.37)%        2.48%
Class A Shares at POP(3)                                    (1.24)      (12.41)         1.87

Class B Shares at NAV(2)                                     4.03       (12.03)         1.72
Class B Shares with CDSC(4)                                  0.03       (12.03)         1.72

S&P 500(R) Index                                             8.71        (1.74)         9.38

S&P 500/Barra Growth Index                                   7.25        (5.26)         8.44

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.
                               [GRAPHIC OMITTED]

                  Phoenix                   Phoenix         S&P 500(R)        S&P
            Capital Growth Fund       Capital Growth Fund     Index        500/Barra
                  Class A                   Class B                      Growth Index

 10/31/1995              $9,425                   $10,000    $10,000          $10,000
 10/31/1996             $10,965                   $11,548    $12,420          $12,372
 10/31/1997             $13,685                   $14,308    $16,435          $16,617
 10/30/1998             $15,363                   $15,941    $20,053          $21,942
 10/29/1999             $19,935                   $20,532    $25,224          $28,868
 10/31/2000             $22,014                   $22,505    $26,751          $29,466
 10/31/2001             $11,126                   $11,294    $20,086          $20,167
 10/31/2002              $9,614                    $9,674    $17,052          $17,136
 10/31/2003             $11,239                   $11,225    $20,604          $20,069
 10/29/2004             $11,490                   $11,398    $22,543          $20,972
 10/31/2005             $12,040                   $11,857    $24,508          $22,492

For information regarding the indexes, see the glossary on page 3.

Phoenix Capital Growth Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Capital Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

                             Beginning          Ending        Expenses Paid
 Capital Growth Fund       Account Value    Account Value        During
      Class A             April 30, 2005   October 31, 2005      Period*
-----------------------   --------------   ----------------   -------------
Actual                      $ 1,000.00        $ 1,062.80         $  6.96

Hypothetical (5% return
   before expenses)           1,000.00          1,018.37            6.83

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.34%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 4.79%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,047.90.

                             Beginning          Ending        Expenses Paid
 Capital Growth Fund       Account Value     Account Value       During
       Class B            April 30, 2005   October 31, 2005      Period*
-----------------------   --------------   ----------------   -------------
Actual                      $ 1,000.00        $ 1,058.80         $ 10.85

Hypothetical (5% return
   before expenses)           1,000.00          1,014.53           10.67

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.09%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 4.03%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,040.30.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Capital Growth Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT OCTOBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(f)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    5.2%
 2. Medtronic, Inc.                                                         4.7%
 3. Lowe's Cos., Inc.                                                       4.6%
 4. Intel Corp.                                                             4.2%
 5. Amgen, Inc.                                                             4.1%
 6. Medco Health Solutions, Inc.                                            3.8%
 7. Target Corp.                                                            3.3%
 8. Genentech, Inc.                                                         3.2%
 9. Apple Computer, Inc.                                                    3.2%
10. Procter & Gamble Co. (The)                                              3.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

                                [GRAPHIC OMITTED]

Information Technology              25%
Consumer Discretionary              17
Health Care                         16
Industrials                         11
Financials                           7
Consumer Staples                     6
Other                               18

                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                      SHARES        VALUE
                                                   -----------  -------------
DOMESTIC COMMON STOCKS--91.2%

AIR FREIGHT & LOGISTICS--4.3%
FedEx Corp.(d) ..................................      140,000  $  12,870,200
United Parcel Service, Inc. Class B(d) ..........      175,000     12,764,500
                                                                -------------
                                                                   25,634,700
                                                                -------------

BIOTECHNOLOGY--8.4%
Amgen, Inc.(b)(d) ...............................      320,000     24,243,200
Genentech, Inc.(b)(d) ...........................      210,000     19,026,000
Gilead Sciences, Inc.(b)(d) .....................      130,000      6,142,500
                                                                -------------
                                                                   49,411,700
                                                                -------------

COMMUNICATIONS EQUIPMENT--3.8%
Cisco Systems, Inc.(b)(d) .......................      970,000     16,926,500
QUALCOMM, Inc. ..................................      145,000      5,765,200
                                                                -------------
                                                                   22,691,700
                                                                -------------

                                                      SHARES        VALUE
                                                   -----------  -------------
COMPUTER HARDWARE--4.7%
Apple Computer, Inc.(b)(d) ......................      330,000  $  19,004,700
Dell, Inc.(b)(d) ................................      275,000      8,767,000
                                                                -------------
                                                                   27,771,700
                                                                -------------

CONSUMER FINANCE--2.7%
SLM Corp.(d) ....................................      285,000     15,826,050

DATA PROCESSING & OUTSOURCED SERVICES--3.0%
First Data Corp. ................................      435,000     17,595,750

DEPARTMENT STORES--1.1%
Kohl's Corp.(b) .................................      135,000      6,497,550

DRUG RETAIL--1.7%
Walgreen Co.(d) .................................      220,000      9,994,600

GENERAL MERCHANDISE STORES--3.3%
Target Corp.(d) .................................      355,000     19,769,950

26                      See Notes to Financial Statements

Phoenix Capital Growth Fund

                                                      SHARES        VALUE
                                                   -----------  -------------
HEALTH CARE EQUIPMENT(g)--4.7%
Medtronic, Inc.(d) ..............................      495,000  $  28,046,700

HEALTH CARE SERVICES--3.8%
Medco Health Solutions, Inc.(b)(d) ..............      400,000     22,600,000

HOME IMPROVEMENT RETAIL--4.6%
Lowe's Cos., Inc.(d) ............................      450,000     27,346,500

HOUSEHOLD PRODUCTS--3.1%
Procter & Gamble Co. (The) ......................      330,000     18,476,700

INDUSTRIAL CONGLOMERATES--5.2%
General Electric Co. ............................      905,000     30,688,550

INDUSTRIAL MACHINERY--2.1%
Illinois Tool Works, Inc. .......................      145,000     12,290,200

INTERNET RETAIL--2.0%
eBay, Inc.(b)(d) ................................      300,000     11,880,000

INTERNET SOFTWARE & SERVICES--2.8%
Yahoo!, Inc.(b)(d) ..............................      455,000     16,821,350

INVESTMENT BANKING & BROKERAGE--2.3%
Morgan Stanley(d) ...............................      250,000     13,602,500

MANAGED HEALTH CARE--1.5%
UnitedHealth Group, Inc. ........................      155,000      8,972,950

MOVIES & ENTERTAINMENT--4.8%
News Corp. Class B(d) ...........................    1,060,000     15,963,600
Walt Disney Co. (The)(d) ........................      515,000     12,550,550
                                                                -------------
                                                                   28,514,150
                                                                -------------

OTHER DIVERSIFIED FINANCIAL SERVICES--3.1%
Citigroup, Inc.(d) ..............................      395,000     18,083,100

RESTAURANTS--2.1%
Starbucks Corp.(b)(d) ...........................      440,000     12,443,200

SEMICONDUCTORS--6.2%
Intel Corp.(d) ..................................    1,055,000     24,792,500
Maxim Integrated Products, Inc. .................      340,000     11,791,200
                                                                -------------
                                                                   36,583,700
                                                                -------------

                                                      SHARES        VALUE
                                                   -----------  -------------
SOFT DRINKS--2.8%
PepsiCo, Inc. ...................................      275,000  $  16,247,000

SPECIALTY STORES--2.1%
Staples, Inc.(d) ................................      542,500     12,331,025

SYSTEMS SOFTWARE--3.8%
Adobe Systems, Inc.(d) ..........................      230,000      7,417,500
Microsoft Corp. .................................      590,000     15,163,000
                                                                -------------
                                                                   22,580,500
                                                                -------------

TRADING COMPANIES & DISTRIBUTORS--1.2%
Fastenal Co.(d) .................................      100,000      7,013,000
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $459,507,724)                                    539,714,825
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--7.4%

APPLICATION SOFTWARE--3.0%
SAP AG Sponsored ADR (Germany)(d) ...............      410,000     17,605,400

PHARMACEUTICALS--1.4%
Teva Pharmaceutical Industries Ltd. Sponsored
ADR (United States)(d) ..........................      215,000      8,195,800

SEMICONDUCTORS--3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.
Sponsored ADR (Taiwan)(d) .......................    2,226,494     17,990,072
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $40,753,557)                                      43,791,272
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.6%
(IDENTIFIED COST $500,261,281)                                    583,506,097
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--21.6%

MONEY MARKET MUTUAL FUNDS--18.9%
State Street Navigator Prime Portfolio
(3.79% seven day effective yield)(e) ............  111,827,806    111,827,806

                        See Notes to Financial Statements                     27

Phoenix Capital Growth Fund

                                                       PAR
                                                      VALUE
                                                      (000)         VALUE
                                                   -----------  -------------
COMMERCIAL PAPER(g)--2.7%
UBS Finance Delaware LLC 4%, 11/1/05 ............  $     9,155  $   9,155,000
Govco, Inc. 3.80%, 11/14/05 .....................        1,100      1,098,490
Gemini Securitization LLC 3.92%, 12/12/05 .......        2,000      1,990,971
George Street Finance LLC 3.80%, 12/12/05 .......        1,677      1,669,429
Private Export Funding Corp. 3.92%, 1/5/06 ......        2,350      2,332,722
                                                                -------------
                                                                   16,246,612
                                                                -------------
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $128,075,477)                                    128,074,418
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--120.2%
(IDENTIFIED COST $628,336,758)                                    711,580,515(a)

Other assets and liabilities, net--(20.2)%                       (119,603,979)
                                                                -------------
NET ASSETS--100.0%                                              $ 591,976,536
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $93,236,008 and gross depreciation of $10,631,862 for federal income tax purposes. At October 31, 2005, the aggregate cost of securities for federal income tax purposes was $628,976,369.
(b)   Non-income producing.
(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d)   All or a portion of security is on loan.
(e) Represents security purchased with cash collateral received for securities on loan.
(f)   Table excludes short-term investments.
(g)   The rate shown is the discount rate.

28                      See Notes to Financial Statements

Phoenix Capital Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2005

ASSETS
Investment securities at value,
   including $109,268,862 of securities on loan
   (Identified cost $628,336,758)                                 $ 711,580,515
Cash                                                                      3,657
Receivables
   Investment securities sold                                        17,378,117
   Dividends                                                             92,400
   Fund shares sold                                                      66,050
Trustee retainer                                                          2,624
Prepaid expenses                                                         39,848
                                                                  -------------
      Total assets                                                  729,163,211
                                                                  -------------

LIABILITIES
Payables
   Investment securities purchased                                   23,161,547
   Fund shares repurchased                                            1,193,980
   Collateral on securities loaned                                  111,827,806
   Transfer agent fee                                                   360,304
   Investment advisory fee                                              350,479
   Distribution and service fees                                        132,788
   Financial agent fee                                                   31,023
Accrued expenses                                                        128,748
                                                                  -------------
      Total liabilities                                             137,186,675
                                                                  -------------
NET ASSETS                                                        $ 591,976,536
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $ 899,589,197
Undistributed net investment income                                   3,099,696
Accumulated net realized loss                                      (393,956,114)
Net unrealized appreciation                                          83,243,757
                                                                  -------------
NET ASSETS                                                        $ 591,976,536
                                                                  =============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $580,058,154)                 38,949,851
Net asset value per share                                         $       14.89
Offering price per share $14.89/(1-5.75%)                         $       15.80

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $11,918,382)                     870,807
Net asset value and offering price per share                      $       13.69

                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME
Dividends                                                         $  12,627,817
Interest                                                                524,375
Security lending                                                         10,468
Foreign taxes withheld                                                 (177,638)
                                                                  -------------
      Total investment income                                        12,985,022
                                                                  -------------

EXPENSES
Investment advisory fee                                               5,045,799
Service fees, Class A                                                 1,766,693
Distribution and service fees, Class B                                  141,513
Financial agent fee                                                     437,948
Transfer agent                                                        1,962,775
Printing                                                                291,890
Custodian                                                                50,490
Registration                                                             38,041
Professional                                                             37,188
Trustees                                                                 34,696
Miscellaneous                                                            78,293
                                                                  -------------
      Total expenses                                                  9,885,326
                                                                  -------------
NET INVESTMENT INCOME                                                 3,099,696
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     55,163,732
Net change in unrealized appreciation (depreciation) on
   investments                                                      (24,820,624)
                                                                  -------------
NET GAIN ON INVESTMENTS                                              30,343,108
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  33,442,804
                                                                  =============

                        See Notes to Financial Statements                     29

Phoenix Capital Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended         Year Ended
                                                                                  October 31, 2005   October 31, 2004
                                                                                  ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                                                   $      3,099,696   $     (3,751,149)
   Net realized gain (loss)                                                             55,163,732         60,103,575
   Net change in unrealized appreciation (depreciation)                                (24,820,624)       (37,414,717)
                                                                                  ----------------   ----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          33,442,804         18,937,709
                                                                                  ----------------   ----------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (2,223,821 and 7,504,285 shares, respectively)         32,640,231        109,912,832
   Cost of shares repurchased (22,693,232 and 12,626,870 shares, respectively)        (329,946,540)      (180,715,370)
                                                                                  ----------------   ----------------
Total                                                                                 (297,306,309)       (70,802,538)
                                                                                  ----------------   ----------------
CLASS B
   Proceeds from sales of shares (115,481 and 141,051 shares, respectively)              1,565,853          1,886,969
   Cost of shares repurchased (484,314 and 731,928 shares, respectively)                (6,562,394)        (9,787,991)
                                                                                  ----------------   ----------------
Total                                                                                   (4,996,541)        (7,901,022)
                                                                                  ----------------   ----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          (302,302,850)       (78,703,560)
                                                                                  ----------------   ----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              (268,860,046)       (59,765,851)

NET ASSETS
   Beginning of period                                                                 860,836,582        920,602,433
                                                                                  ----------------   ----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      $3,099,696 AND $0, RESPECTIVELY]                                            $    591,976,536   $    860,836,582
                                                                                  ================   ================

30                      See Notes to Financial Statements

Phoenix Capital Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                             -----------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                             -----------------------------------------------------------
                                                2005        2004        2003      2002(3)        2001
Net asset value, beginning of period         $   14.21   $   13.90   $   11.89   $   13.76   $     29.14
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.07       (0.06)      (0.06)      (0.07)        (0.08)
   Net realized and unrealized gain (loss)        0.61        0.37        2.07       (1.80)       (13.76)
                                             ---------   ---------   ---------   ---------   -----------
     TOTAL FROM INVESTMENT OPERATIONS             0.68        0.31        2.01       (1.87)       (13.84)
                                             ---------   ---------   ---------   ---------   -----------
LESS DISTRIBUTIONS
   Distributions from net realized gains            --          --          --          --         (1.54)
                                             ---------   ---------   ---------   ---------   -----------
     TOTAL DISTRIBUTIONS                            --          --          --          --         (1.54)
                                             ---------   ---------   ---------   ---------   -----------
Change in net asset value                         0.68        0.31        2.01       (1.87)       (15.38)
                                             ---------   ---------   ---------   ---------   -----------
NET ASSET VALUE, END OF PERIOD               $   14.89   $   14.21   $   13.90   $   11.89   $     13.76
                                             =========   =========   =========   =========   ===========
Total return(1)                                   4.79%       2.23%      16.90%     (13.59)%      (49.46)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $ 580,058   $ 844,523   $ 896,872   $ 835,713   $ 1,198,984

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                             1.36%       1.34%       1.36%       1.29%         1.17%
   Net investment income (loss)                   0.45%      (0.39)%     (0.49)%     (0.51)%       (0.42)%
Portfolio turnover                                  67%         57%         39%        109%           63%

                                                                       CLASS B
                                             -----------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                             -----------------------------------------------------------
                                                2005        2004        2003      2002(3)        2001
Net asset value, beginning of period         $   13.16   $   12.96   $   11.17   $   13.04   $     27.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)               (0.05)      (0.15)      (0.14)      (0.16)        (0.22)
   Net realized and unrealized gain
     (loss)                                       0.58        0.35        1.93       (1.71)       (13.10)
                                             ---------   ---------   ---------   ---------   -----------
     TOTAL FROM INVESTMENT OPERATIONS             0.53        0.20        1.79       (1.87)       (13.32)
                                             ---------   ---------   ---------   ---------   -----------
LESS DISTRIBUTIONS
   Distributions from net realized gains            --          --          --          --         (1.54)
                                             ---------   ---------   ---------   ---------   -----------
     TOTAL DISTRIBUTIONS                            --          --          --          --         (1.54)
                                             ---------   ---------   ---------   ---------   -----------
Change in net asset value                         0.53        0.20        1.79       (1.87)       (14.86)
                                             ---------   ---------   ---------   ---------   -----------
NET ASSET VALUE, END OF PERIOD               $   13.69   $   13.16   $   12.96   $   11.17   $     13.04
                                             =========   =========   =========   =========   ===========
Total return(1)                                   4.03%       1.54%      16.03%     (14.34)%      (49.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $  11,918   $  16,314   $  23,730   $  26,844   $    41,849

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                             2.11%       2.09%       2.11%       2.05%         1.92%
   Net investment income (loss)                  (0.34)%     (1.13)%     (1.24)%     (1.26)%       (1.16)%
Portfolio turnover                                  67%         57%         39%        109%           63%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income (loss) to average net assets from (0.50)% to (0.51)% for Class A and from (1.25)% to (1.26)% for Class B. There was no effect on net investment income
      (loss) per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements                     31

PHOENIX CORE BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, CHRISTOPHER J. KELLEHER, CFA, AND CYNTHIA A. BEAULIEU

THE FOLLOWING COMMENTARY WAS PREPARED BY PHOENIX INVESTMENT COUNSEL, WHICH BEGAN MANAGING THE PHOENIX CORE BOND FUND, FORMERLY PHOENIX-DUFF & PHELPS CORE BOND FUND, ON JANUARY 1, 2005. PERFORMANCE BEFORE JANUARY 1, 2005 WAS ATTRIBUTABLE TO THE PRIOR MANAGER AND IS NOT ADDRESSED HERE.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2005?

A: For the fiscal year ended October 31, 2005, the Fund's Class A shares returned 0.34%, Class B shares returned (0.29)% and Class C shares returned (0.40)%. For the same period, the Lehman Brothers Aggregate Bond Index, which is both the broad-based and style-specific fixed income index appropriate for comparison, returned 1.13%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE BOND MARKETS PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31,
2005?

A: The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, returned 1.13% for the fiscal year ended October 31, 2005. Short-term interest rates rose significantly over the course of the year as the Federal Reserve continued its campaign to remove its accommodative policy at a measured pace. The federal funds rate increased a total of 2.0% over the reporting period, to 3.75% as of October 31, 2005. Longer-term rates, however, did not rise proportionally and 30-year Treasury bond rates declined slightly, amidst a backdrop of mixed economic indicators and the expectation that the increase in oil prices will slow the economy. As a result, the yield curve flattened substantially.

      Fixed income returns across all investment grade bond sectors were modest in this environment. Foreign, high quality sovereign debt, or Yankee bonds, generated the strongest returns, while investment grade corporate bonds produced weak returns, impacted by leveraged buyout activity and the overall weakness of the auto industry. Below investment grade issues, both corporate high yield and emerging markets bonds, outperformed all investment grade sectors, as we saw the continuation of strong and improving credit fundamentals in both sectors.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A: New management took over the Phoenix Core Bond Fund on January 1, 2005. From that date through October 31, 2005, the Fund slightly underperformed the market, returning 0.48% versus 1.02% for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

      Our allocation to taxable municipal bonds as an alternative to very high quality corporate bonds benefited the portfolio. Taxable municipals outperformed investment grade corporate debt, as they were not subject to the event risk present in the corporate sector. We were underweighted in agency mortgages for the period and utilized non-agency residential mortgages as a substitute. This also contributed to performance, as our allocation to this sector outperformed agency mortgages.

      We had only nominal exposure to agency debentures over the course of the year. This substantial underweighting hurt performance, as the sector generated relatively strong returns. We were also underweighted in Yankee bonds, the best performing sector in the benchmark. The negative impact on the portfolio, however, was offset by strong security selection within the sector.

                                                                   NOVEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Core Bond Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 10/31/05
--------------------------------------------------------------------------------

                                                                         INCEPTION    INCEPTION
                                        1 YEAR    5 YEARS   10 YEARS    TO 10/31/05     DATE
                                        ------    -------   --------    -----------   ---------
Class A Shares at NAV(2)                 0.34%     4.43%      4.49%          --              --
Class A Shares at POP(3)                (4.42)     3.42       3.98           --              --

Class B Shares at NAV(2)                (0.29)     3.66       3.72           --              --
Class B Shares with CDSC(4)             (4.11)     3.66       3.72           --              --

Class C Shares at NAV(2)                (0.40)     3.63         --         3.80%       10/11/99
Class C Shares with CDSC(4)             (0.40)     3.63         --         3.80        10/11/99

Lehman Brothers Aggregate Bond Index     1.13      6.31       6.32         6.55        10/11/99

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                               [GRAPHIC OMITTED]

                         Phoenix                   Phoenix               Lehman Brothers
                     Core Bond Fund            Core Bond Fund               Aggregate
                         Class A                   Class B                 Bond Index
10/31/1995                   $9,525                   $10,000                   $10,000
10/31/1996                   $9,911                   $10,339                   $10,585
10/31/1997                  $10,689                   $11,057                   $11,526
10/30/1998                  $11,562                   $11,884                   $12,602
10/29/1999                  $11,334                   $11,555                   $12,669
10/31/2000                  $11,898                   $12,041                   $13,594
10/31/2001                  $13,488                   $13,555                   $15,573
10/31/2002                  $13,631                   $13,597                   $16,489
10/31/2003                  $14,171                   $14,015                   $17,299
10/29/2004                  $14,731                   $14,450                   $18,256
10/31/2005                  $14,781                   $14,409                   $18,463

For information regarding the index, see the glossary on page 3.

Phoenix Core Bond Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Core Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
    Core Bond Fund          Account Value     Account Value          During
        Class A            April 30, 2005   October 31, 2005         Period*
-----------------------    --------------   ----------------    ----------------
Actual                       $ 1,000.00        $   999.10            $ 6.29

Hypothetical (5% return
   before expenses)            1,000.00          1,018.83              6.37

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.25%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 0.34%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,003.40.

                             Beginning           Ending          Expenses Paid
    Core Bond Fund          Account Value     Account Value          During
        Class B            April 30, 2005   October 31, 2005         Period*
-----------------------    --------------   ----------------    ----------------
Actual                       $ 1,000.00        $   995.30           $ 10.05

Hypothetical (5% return
   before expenses)            1,000.00          1,015.00             10.20

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.00%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (0.29)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $997.10.

                             Beginning           Ending          Expenses Paid
    Core Bond Fund          Account Value     Account Value          During
        Class C            April 30, 2005   October 31, 2005         Period*
-----------------------    --------------   ----------------    ----------------
Actual                       $ 1,000.00        $   994.10           $ 10.05

Hypothetical (5% return
   before expenses)            1,000.00          1,015.00             10.20

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.00%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (0.40)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $996.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Core Bond Fund

--------------------------------------------------------------------------------
   TEN LARGEST HOLDINGS AT OCTOBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(f)
--------------------------------------------------------------------------------
 1. GNMA 5%, 7/15/33                                                        3.7%
 2. FNMA 5.50%, 7/1/33                                                      3.4%
 3. U.S. Treasury Note 4.125%, 8/15/10                                      2.5%
 4. Comed Transitional Funding Trust 98-1, A7 5.74%, 12/25/10               2.5%
 5. Americredit Automobile Receivables Trust 05-AX, A4 3.93%, 10/6/11       2.4%
 6. FNMA 5.50%, 4/1/33                                                      2.4%
 7. Delta Air Lines, Inc. 02-1, G-1 6.718%, 1/2/23                          2.1%
 8. Citicorp Capital I 7.933%, 2/15/27                                      2.0%
 9. FNMA 5.50%, 7/1/33                                                      1.8%
10. FNMA 5.50%, 5/1/34                                                      1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                   10/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

                                [GRAPHIC OMITTED]

Agency Mortgage-Backed Securities      28%
Non-Agency Mortgage-Backed Securites   22
Domestic Corporate Bonds               17
Municipal Bonds                        16
Asset-Backed Securities                 6
U.S. Government Securities              5
Foreign Corporate Bonds                 2
Other                                   4

                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
U.S. GOVERNMENT SECURITIES--4.6%

U.S. TREASURY BONDS--0.4%
U.S. Treasury Bond 5.375%, 2/15/31 ..............  $     285    $     310,828

U.S. TREASURY NOTES--4.2%
U.S. Treasury Note 3.625%, 1/15/10 ..............        140          135,505
U.S. Treasury Note 4.125%, 8/15/10 ..............      2,100        2,068,172
U.S. Treasury Note 4.125%, 5/15/15 ..............      1,285        1,240,025
                                                                -------------
                                                                    3,443,702
                                                                -------------
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $3,825,547)                                        3,754,530
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--28.0%
FHLMC 6%, 10/1/34 ...............................      1,210        1,221,997
FNMA 6%, 10/1/14 ................................        757          775,171
FNMA 6.50%, '16-'32 .............................      2,383        2,453,300
FNMA 6%, 7/1/17 .................................        920          941,484

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
FNMA 5.50%, '17-'34 .............................  $   8,818    $   8,728,434
FNMA 5%, 4/1/20 .................................        195          192,304
FNMA 5%, 4/1/20 .................................        549          541,824
FNMA 4.50%, 5/1/20 ..............................      1,134        1,097,090
FNMA 6%, 5/1/29 .................................        392          396,562
FNMA 7.50%, 3/1/31 ..............................        289          305,436
FNMA 7%, 7/1/31 .................................        280          292,729
FNMA 7%, 9/1/31 .................................        359          375,225
FNMA 5%, 9/1/33 .................................        456          440,413
FNMA 5%, 7/1/35 .................................        361          347,661
GNMA 8.50%, 3/15/06 .............................          2            2,136
GNMA 8.50%, 11/15/22 ............................          1              815
GNMA 6.50%, 9/15/28 .............................        252          261,801
GNMA 7.50%, 9/15/29 .............................        262          277,576
GNMA 5%, 7/15/33 ................................      3,048        2,977,638
GNMA 6%, 6/15/34 ................................      1,184        1,205,676
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $22,851,290)                                      22,835,272
-----------------------------------------------------------------------------

36                       See Notes to Financial Statements

Phoenix Core Bond Fund
                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
MUNICIPAL BONDS--16.2%

CALIFORNIA--4.0%
Alameda Corridor Transportation Authority
Taxable Series C 6.50%, 10/1/19 (MBIA
Insured) ........................................  $   1,000    $   1,098,330

Fresno County Pension Obligation Taxable
6.34%, 8/15/12 (FGIC Insured) ...................      1,000        1,079,170

University of California Series F 4.375%,
5/15/30 (FSA Insured) ...........................      1,200        1,130,220
                                                                -------------
                                                                    3,307,720
                                                                -------------

CONNECTICUT--1.0%
Hartford Taxable Series B 4.13%, 8/1/07
(FSA Insured) ...................................        365          361,952

Hartford Taxable Series B 5.01%, 8/1/15
(FSA Insured) ...................................        430          428,654
                                                                -------------
                                                                      790,606
                                                                -------------

GEORGIA--1.4%
Georgia State Series C 5.50%, 7/1/14 ............      1,000        1,117,370

MICHIGAN--1.2%
Detroit Water Supply System Series A
4.50%, 7/1/32 (FGIC Insured) ....................      1,000          956,540

NEW JERSEY--1.8%
New Jersey State Educational Facilities
Authority Princeton University Series B
4.25%, 7/1/35 ...................................        610          556,290

Orange Township Water and Sewer Taxable
Series B 4.55%, 6/1/18 (MBIA Insured) ...........      1,000          947,580
                                                                -------------
                                                                    1,503,870
                                                                -------------

OHIO--2.6%
Ohio State Building Authority Facilities
of Adult Corrections Series C 5%, 10/1/13
(MBIA Insured) ..................................      1,000        1,079,170

Ohio State Development Assistance Taxable
Series A 6%, 10/1/12 (MBIA Insured) .............      1,000        1,057,780
                                                                -------------
                                                                    2,136,950
                                                                -------------

OREGON--0.4%
Oregon School Boards Association 2004
Pension Obligation Taxable 5.023%, 6/30/16
(FSA Insured) ...................................        300          295,917

PENNSYLVANIA--1.3%
Philadelphia Authority for Industrial
Development Pension Funding Taxable Series
A 5.79%, 4/15/09 (MBIA Insured) .................      1,000        1,029,180

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
RHODE ISLAND--1.3%
Woonsocket Pension Funding Taxable
5.66%, 7/15/13 (FSA Insured) ....................  $   1,000    $   1,035,210

SOUTH CAROLINA--1.2%
South Carolina Transportation Infrastructure
Bank Series A (AMBAC Insured) 5%,
10/1/33 .........................................      1,000        1,028,910
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $13,504,736)                                      13,202,273
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--6.4%
Americredit Automobile Receivables Trust
05-AX, A4 3.93%, 10/6/11 ........................      2,000        1,953,393

Chase Funding Mortgage Loan Trust 02-2, 1M2
6.042%, 3/25/31 .................................        310          310,072

Comed Transitional Funding Trust 98-1, A7
5.74%, 12/25/10 .................................      2,000        2,041,514

Merrill Lynch Mortgage Investors, Inc. 05-NCA A
4.298%, 2/25/36(c) ..............................        501          500,740

Saxon Asset Securities Trust 05-3, A2C 4.318%,
11/25/35(c) .....................................        400          400,000
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,353,256)                                        5,205,719
-----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--17.6%

AIRLINES--3.0%
Continental Airlines, Inc. 01-1 6.703%,
12/15/22 ........................................        807          763,160

Delta Air Lines, Inc. 02-1, G-1 6.718%, 1/2/23 ..      1,686        1,692,484
                                                                -------------
                                                                    2,455,644
                                                                -------------

ALUMINUM--0.3%
Alcoa, Inc. Series B 6.50%, 6/15/18 .............        210          230,921

ASSET MANAGEMENT & CUSTODY BANKS--0.3%
Nuveen Investments, Inc. 5%, 9/15/10 ............        230          225,322

AUTOMOBILE MANUFACTURERS--0.3%
American Honda Finance Corp. 144A 4.25%,
3/11/08(b) ......................................        250          246,904

BROADCASTING & CABLE TV--0.3%
Clear Channel Communications, Inc. 5.50%,
9/15/14 .........................................         90           84,524
Comcast Corp. 5.30%, 1/15/14 ....................        195          189,569
                                                                -------------
                                                                      274,093
                                                                -------------

CASINOS & GAMING--0.3%
Harrah's Operating Co., Inc. 144A 5.625%,
6/1/15(b) .......................................        210          201,510

                      See Notes to Financial Statements                       37

Phoenix Core Bond Fund

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
COMMERCIAL PRINTING--0.2%
Donnelley (R.R.) & Sons Co. 144A
5.50%, 5/15/15(b) ...............................  $     195    $     188,818

CONSUMER FINANCE--2.6%
Capital One Financial Corp. 5.25%,
2/21/17 .........................................        195          185,291
Ford Motor Credit Co. 8.625%,
11/1/10 .........................................        180          176,517
General Electric Capital Corp. 6.75%,
3/15/32 .........................................        500          571,883
General Motors Acceptance Corp. 6.875%,
8/28/12 .........................................        180          173,626
Household Finance Corp. 8%,
7/15/10 .........................................        500          558,186
SLM Corp. 4.45%, 2/1/10(c) ......................        500          483,210
                                                                -------------
                                                                    2,148,713
                                                                -------------

DIVERSIFIED BANKS--2.6%
Bank of America Corp. 5.25%, 12/1/15 ............        325          322,665
Citicorp Capital I 7.933%, 2/15/27 ..............      1,500        1,607,823
Wachovia Corp. 4.875%, 2/15/14 ..................        200          194,476
                                                                -------------
                                                                    2,124,964
                                                                -------------

DIVERSIFIED CAPITAL MARKETS--0.6%
Deutsche Bank AG NY Series GS 2.54%,
3/22/12(c) ......................................        485          465,648

DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--0.7%
ARAMARK Services, Inc. 5%, 6/1/12 ...............        190          183,006
International Lease Finance Corp. 4.75%,
1/13/12 .........................................        375          361,856
                                                                -------------
                                                                      544,862
                                                                -------------
ELECTRIC UTILITIES--0.2%
PPL Capital Funding Trust I Series A 4.33%,
3/1/09 ..........................................        190          184,505

FOOD RETAIL--0.3%
Kroger Co. (The) 8.05%, 2/1/10 ..................        220          239,219

FOREST PRODUCTS--0.3%
Weyerhaeuser Co. 5.95%, 11/1/08 .................        243          248,710

GENERAL MERCHANDISE STORES--0.2%
Target Corp. 5.375%, 6/15/09 ....................        165          167,528

HEALTH CARE EQUIPMENT--0.2%
Thermo Electron Corp. 5%, 6/1/15 ................        180          173,230

HOTELS, RESORTS & CRUISE LINES--0.2%
Marriott International, Inc. 4.625%, 6/15/12 ....        185          177,024

INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.2%
Duke Capital LLC 5.668%, 8/15/14 ................        185          184,204

INTEGRATED TELECOMMUNICATION SERVICES--0.2%
SBC Communications, Inc. 5.875%, 2/1/12 .........        130          133,023

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
INVESTMENT BANKING & BROKERAGE--1.0%
Goldman Sachs Group, Inc. (The) 5.125%,
1/15/15 .........................................  $     475    $     463,281
Merrill Lynch & Co., Inc. 6.50%, 7/15/18 ........        300          328,357
                                                                -------------
                                                                      791,638
                                                                -------------

LIFE & HEALTH INSURANCE--0.6%
Jackson National Life Global Funding 144A
4.45%, 2/10/10(b)(c) ............................        505          481,012

MULTI-UTILITIES & UNREGULATED POWER--0.1%
Dominion Resources, Inc. 5%, 3/15/13 ............         90           87,251

OIL & GAS DRILLING--0.3%
Diamond Offshore Drilling, Inc. 4.875%,
7/1/15 ..........................................        270          259,217

OIL & GAS EXPLORATION & PRODUCTION--0.3%
XTO Energy, Inc. 5.30%, 6/30/15 .................        250          246,985

OIL & GAS STORAGE & TRANSPORTATION--0.2%
Buckeye Partners LP 5.125%, 7/1/17 ..............        200          189,306

OTHER DIVERSIFIED FINANCIAL SERVICES--0.6%
JPMorgan Chase & Co. 5.125%, 9/15/14 ............        470          459,986

REITS--0.5%
Health Care REIT, Inc. 5.875%, 5/15/15 ..........        225          219,681
iStar Financial, Inc. 6.05%, 4/15/15 ............        200          199,398
                                                                -------------
                                                                      419,079
                                                                -------------

SPECIALIZED FINANCE--0.2%
CIT Group, Inc. 5.125%, 9/30/14 .................        200          195,824

TRADING COMPANIES & DISTRIBUTORS--0.3%
Hughes Supply, Inc. 5.50%, 10/15/14 .............        240          230,811

WIRELESS TELECOMMUNICATION SERVICES--0.5%
Cingular Wireless LLC 6.50%, 12/15/11 ...........        180          191,735
Sprint Capital Corp. 8.375%, 3/15/12 ............        175          201,914
                                                                -------------
                                                                      393,649
                                                                -------------
-----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $14,388,109)                                      14,369,600
-----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--22.5%
Citigroup-Deutsche Bank Commercial
Mortgage 05-CD1, AM 5.224%, 9/15/20 .............        650          649,594

Countrywide Alternative Loan Trust 05-43,
4A2 5.783%, 10/25/35(c) .........................        478          476,093

Countrywide Home Loan Mortgage
Pass-Through Trust 04-13, 1A1 5.50%,
8/25/34 .........................................        258          256,699

38                       See Notes to Financial Statements

Phoenix Core Bond Fund

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
Countrywide Home Loan Mortgage Pass-Through
Trust 05-HYB6, 2A2 5.33%, 10/20/35(c) ...........  $     206    $     204,470

Crown Castle Towers LLC 05-1A, AFX 144A
4.643%, 6/15/35(b) ..............................        450          437,358

First Horizon Alternative Mortgage Security
05-AA8, 3A2 5.808%, 10/25/35(c) .................        586          584,063

First Horizon Mortgage Pass-Through Trust 03-2,
1A12 5.75%, 4/25/33 .............................        445          444,506

First Union - Lehman Brothers Commercial Mortgage
97-C1, A3 7.38%, 4/18/29 ........................      1,152        1,175,445

First Union-Lehman Brothers - Bank of America
98-C2, A2 6.56%, 11/18/35 .......................      1,201        1,237,549

GE Capital Commercial Mortgage Corp. 04-C3, A4
5.189%, 7/10/39(c) ..............................      1,000          992,772

GMAC Mortgage Corp. Loan Trust 05-AR2, 2A 4.876%,
5/25/35(c) ......................................        414          407,368

Greenwich Capital Commercial Funding Corp.
04-GG1, A7 5.317%, 6/10/36(c) ...................      1,000        1,001,898

Greenwich Capital Commercial Funding Corp.
05-GG5, AJ 5.301%, 4/10/37(c) ...................        410          412,045

GSAMP Trust 05-NC1N 144A 5%, 2/25/35(b) .........        222          221,778

Harborview Mortgage Loan Trust 05-9, B1
4.60%, 6/20/35(c) ...............................        464          463,989

Harborview Mortgage Loan Trust 05-9, B4
4.90%, 6/20/35(c) ...............................        345          344,992

Lehman Brothers - UBS Commercial Mortgage Trust
04-C7, A6 4.786%, 10/15/29(c) ...................      1,000          967,187

Merrill Lynch Mortgage Investors, Inc. 96-C2, A3
6.96%, 11/21/28 .................................        903          912,719

Merrill Lynch Mortgage Trust 04-KEY2, A4 4.864%,
8/12/39(c) ......................................      1,000          969,597

Morgan Stanley Capital I 98-WF1, A2 6.55%,
3/15/30 .........................................      1,064        1,092,310

RAAC Series 05-SP1, 1A1 5%, 9/25/34 .............        637          612,704

Residential Funding Mortgage Securities I, Inc.
05-SA1, 2A 4.897%, 3/25/35(c) ...................        451          445,309

Structured Asset Securities Corp. 03-32, 1A1
5.31%, 11/25/33(c) ..............................        585          579,121

Structured Asset Securities Corp. 05-1, 6A1
6%, 2/25/35 .....................................      1,235        1,235,063

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
Structured Asset Securities Corp. 05-6, 4A1
5%, 5/25/35 .....................................  $     721    $     690,685

Washington Mutual, Inc. 05-AR3, A2
4.651%, 3/25/35(c) ..............................        783          770,875

Wells Fargo Mortgage Backed Securities Trust
05-5, 1A1 5%, 5/25/20 ...........................        420          411,795

Wells Fargo Mortgage Backed Securities Trust
05-AR4, 2A1 4.537%, 4/25/35(c) ..................        360          354,795
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $18,499,207)                                      18,352,779
-----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--0.8%

MEXICO--0.4%
United Mexican States 6.625%, 3/3/15 ............        300          320,400

RUSSIA--0.4%
Russian Federation RegS 5%, 3/31/30(c)(e) .......        305          339,027
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $636,268)                                            659,427
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(d)--1.8%

AUSTRALIA--0.2%
Westfield Capital Corp. 144A 5.125%,
11/15/14(b) .....................................        150          146,461

CANADA--0.2%
Molson Coors Canada, Inc. 144A 4.85%,
9/22/10(b) ......................................        140          137,488

CHILE--0.4%
Celulosa Arauco Constituci 5.625%, 4/20/15 ......        225          218,511
Petropower I Funding Trust 144A 7.36%,
2/15/14(b) ......................................        158          150,221
                                                                -------------
                                                                      368,732
                                                                -------------

GERMANY--0.2%
Deutsche Telekom International Finance BV
8.50%, 6/15/10 ..................................        120          133,912

ITALY--0.2%
Telecom Italia Capital S.p.A. 5.25%, 11/15/13 ...        200          195,529

MEXICO--0.6%
Pemex Project Funding Master Trust 144A
5.75%, 12/15/15(b) ..............................        500          485,500
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,503,410)                                        1,467,622
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.9%
(IDENTIFIED COST $80,561,823)                                      79,847,222
-----------------------------------------------------------------------------

                      See Notes to Financial Statements                       39

Phoenix Core Bond Fund

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
SHORT-TERM INVESTMENTS--3.2%

COMMERCIAL PAPER(g)--3.2%
UBS Finance Delaware LLC 4%, 11/1/05 ............  $   2,555    $   2,555,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,555,000)                                        2,555,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--101.1%
(IDENTIFIED COST $83,116,823)                                      82,402,222(a)

Other assets and liabilities, net--(1.1)%                            (859,507)
                                                                -------------
NET ASSETS--100.0%                                              $  81,542,715
                                                                =============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $742,217 and gross depreciation of $1,975,410 for federal income tax purposes. At October 31, 2005, the aggregate cost of securities for federal income tax purposes was $83,635,415.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities amounted to a value of $2,697,050 or 3.3% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) Foreign corporate bonds are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements. (e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(f)   Table excludes short-term investments.
(g)   The rate shown is the discount rate.

40                       See Notes to Financial Statements

Phoenix Core Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $83,116,823)                                   $ 82,402,222
Receivables
   Interest                                                             654,550
   Fund shares sold                                                       1,307
Trustee retainer                                                          2,624
Prepaid expenses                                                         17,774
                                                                   ------------
      Total assets                                                   83,078,477
                                                                   ------------

LIABILITIES
Cash overdraft                                                              176
Payables
   Investment securities purchased                                    1,239,840
   Fund shares repurchased                                              146,739
   Transfer agent fee                                                    41,781
   Investment advisory fee                                               31,566
   Distribution and service fees                                         19,920
   Financial agent fee                                                    6,618
Accrued expenses                                                         49,122
                                                                   ------------
      Total liabilities                                               1,535,762
                                                                   ------------
NET ASSETS                                                         $ 81,542,715
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $106,802,623
Undistributed net investment income                                      94,306
Accumulated net realized loss                                       (24,639,613)
Net unrealized depreciation                                            (714,601)
                                                                   ------------
NET ASSETS                                                         $ 81,542,715
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $77,879,934)                   9,426,792
Net asset value per share                                          $       8.26
Offering price per share $8.26/(1-4.75%)                           $       8.67

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,389,544)                      291,100
Net asset value and offering price per share                       $       8.21

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,273,237)                      154,638
Net asset value and offering price per share                       $       8.23

                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME
Interest                                                           $  4,474,595
Security lending                                                          1,794
                                                                   ------------
      Total investment income                                         4,476,389
                                                                   ------------
EXPENSES
Investment advisory fee                                                 404,545
Service fees, Class A                                                   214,145
Distribution and service fees, Class B                                   29,691
Distribution and service fees, Class C                                   12,717
Financial agent fee                                                      83,710
Transfer agent                                                          216,348
Professional                                                             38,688
Trustees                                                                 34,696
Registration                                                             34,175
Printing                                                                 26,913
Custodian                                                                24,874
Miscellaneous                                                            33,704
                                                                   ------------
      Total expenses                                                  1,154,206
Custodian fees paid indirectly                                             (463)
                                                                   ------------
      Net expenses                                                    1,153,743
                                                                   ------------
NET INVESTMENT INCOME                                                 3,322,646
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS

Net realized gain on investments                                      1,216,391
Net change in unrealized appreciation (depreciation) on
   investments                                                       (4,150,224)
                                                                   ------------
NET LOSS ON INVESTMENTS                                              (2,933,833)
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $    388,813
                                                                   ============

                      See Notes to Financial Statements                       41

Phoenix Core Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year Ended         Year Ended
                                                                      October 31, 2005   October 31, 2004
                                                                      ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                                       $      3,322,646   $      4,395,841
   Net realized gain (loss)                                                  1,216,391         (1,244,159)
   Net change in unrealized appreciation (depreciation)                     (4,150,224)           798,956
                                                                      ----------------   ----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 388,813          3,950,638
                                                                      ----------------   ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                           (4,259,354)        (4,996,770)
   Net investment income, Class B                                             (127,074)          (216,906)
   Net investment income, Class C                                              (53,588)           (62,999)
                                                                      ----------------   ----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                (4,440,016)        (5,276,675)
                                                                      ----------------   ----------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (285,696 and 437,296 shares,
      respectively)                                                          2,422,297          3,799,926
   Net asset value of shares issued from reinvestment of
      distributions (326,500 and 369,882 shares, respectively)               2,761,917          3,211,481
   Cost of shares repurchased (1,857,803 and 2,021,715 shares,
      respectively)                                                        (15,724,345)       (17,595,925)
                                                                      ----------------   ----------------
Total                                                                      (10,540,131)       (10,584,518)
                                                                      ----------------   ----------------
CLASS B
   Proceeds from sales of shares (22,860 and 42,029 shares,
      respectively)                                                            193,447            366,235
   Net asset value of shares issued from reinvestment of
      distributions (11,557 and 17,637 shares, respectively)                    97,238            152,463
   Cost of shares repurchased (170,189 and 393,810 shares,
      respectively)                                                         (1,434,682)        (3,403,724)
                                                                      ----------------   ----------------
Total                                                                       (1,143,997)        (2,885,026)
                                                                      ----------------   ----------------
CLASS C
   Proceeds from sales of shares (12,012 and 30,771 shares,
      respectively)                                                            101,114            269,325
   Net asset value of shares issued from reinvestment of
      distributions (4,235 and 5,175 shares, respectively)                      35,722             44,842
   Cost of shares repurchased (12,146 and 44,054 shares,
      respectively)                                                           (103,163)          (379,200)
                                                                      ----------------   ----------------
Total                                                                           33,673            (65,033)
                                                                      ----------------   ----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS               (11,650,455)       (13,534,577)
                                                                      ----------------   ----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                   (15,701,658)       (14,860,614)

NET ASSETS
   Beginning of period                                                      97,244,373        112,104,987
                                                                      ----------------   ----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $94,306 AND $758,472, RESPECTIVELY]                             $     81,542,715   $     97,244,373
                                                                      ================   ================

42                       See Notes to Financial Statements

Phoenix Core Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                             -------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------------------
                                                2005         2004          2003       2002(3)      2001
Net asset value, beginning of period         $  8.65      $  8.76      $   8.93      $   9.43    $    8.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                 0.32(2)      0.37(2)       0.39(2)       0.58         0.60
   Net realized and unrealized gain (loss)     (0.29)       (0.03)        (0.04)        (0.49)        0.55
                                             -------      -------      --------      --------    ---------
TOTAL FROM INVESTMENT OPERATIONS                0.03         0.34          0.35          0.09         1.15
                                             -------      -------      --------      --------    ---------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.42)       (0.45)        (0.52)        (0.59)       (0.58)
                                             -------      -------      --------      --------    ---------
      TOTAL DISTRIBUTIONS                      (0.42)       (0.45)        (0.52)        (0.59)       (0.58)
                                             -------      -------      --------      --------    ---------
Change in net asset value                      (0.39)       (0.11)        (0.17)        (0.50)        0.57
                                             -------      -------      --------      --------    ---------
NET ASSET VALUE, END OF PERIOD               $  8.26      $  8.65      $   8.76      $   8.93    $    9.43
                                             =======      =======      ========      ========    =========
Total return(1)                                 0.34%        3.95%         3.96%         1.07%       13.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $77,880      $92,278      $104,092      $115,184    $ 129,913
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.25%        1.18%         1.16%         1.15%        1.15%
   Net investment income                        3.73%        4.29%         4.37%         5.40%        5.78%
Portfolio turnover                                65%          45%          101%           70%         143%

                                                                      CLASS B
                                             -------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------------------
                                                2005         2004          2003       2002(3)      2001
Net asset value, beginning of period         $  8.59      $  8.71      $   8.89      $   9.39    $    8.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                 0.25(2)      0.31(2)       0.32(2)       0.51         0.53
   Net realized and unrealized gain (loss)     (0.27)       (0.05)        (0.05)        (0.49)        0.55
                                             -------      -------      --------      --------    ---------
TOTAL FROM INVESTMENT OPERATIONS               (0.02)        0.26          0.27          0.02         1.08
                                             -------      -------      --------      --------    ---------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.36)       (0.38)        (0.45)        (0.52)       (0.51)
                                             -------      -------      --------      --------    ---------
      TOTAL DISTRIBUTIONS                      (0.36)       (0.38)        (0.45)        (0.52)       (0.51)
                                             -------      -------      --------      --------    ---------
Change in net asset value                      (0.38)       (0.12)        (0.18)        (0.50)        0.57
                                             -------      -------      --------      --------    ---------
NET ASSET VALUE, END OF PERIOD               $  8.21      $  8.59      $   8.71      $   8.89    $    9.39
                                             =======      =======      ========      ========    =========
Total return(1)                                (0.29)%       3.10%         3.08%         0.31%       12.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $ 2,390      $ 3,668      $  6,628      $  9,471    $   9,867
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           2.00 %       1.93%         1.91%         1.90%        1.90%
   Net investment income                        2.97 %       3.57%         3.62%         4.65%        5.02%
Portfolio turnover                                65 %         45%          101%           70%         143%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B; to decrease net investment income (loss) per share from $0.59 to $0.58 per share for Class A; and, to increase net realized and unrealized gain
      (loss) from $(0.50) to $(0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                      See Notes to Financial Statements                       43

Phoenix Core Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS C
                                             -------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------------------
                                                2005         2004          2003       2002(3)      2001
Net asset value, beginning of period         $  8.62      $  8.73      $   8.91      $   9.41    $    8.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                 0.25(2)      0.31(2)       0.32(2)       0.51         0.55
   Net realized and unrealized gain (loss)     (0.28)       (0.04)        (0.05)        (0.49)        0.52
                                             -------      -------      --------      --------    ---------
      TOTAL FROM INVESTMENT OPERATIONS         (0.03)        0.27          0.27          0.02         1.07
                                             -------      -------      --------      --------    ---------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.36)       (0.38)        (0.45)        (0.52)       (0.50)
                                             -------      -------      --------      --------    ---------
      TOTAL DISTRIBUTIONS                      (0.36)       (0.38)        (0.45)        (0.52)       (0.50)
                                             -------      -------      --------      --------    ---------
Change in net asset value                      (0.39)       (0.11)        (0.18)        (0.50)        0.57
                                             -------      -------      --------      --------    ---------
NET ASSET VALUE, END OF PERIOD               $  8.23      $  8.62      $   8.73      $   8.91    $    9.41
                                             =======      =======      ========      ========    =========
Total return(1)                                (0.40)%       3.21%         3.06%         0.31%       12.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $ 1,273      $ 1,298      $  1,385      $  1,212    $     496

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           2.00%        1.93%         1.91%         1.90%        1.90%
   Net investment income                        2.99%        3.57%         3.63%         4.66%        5.02%
Portfolio turnover                                65%          45%          101%           70%         143%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

44                       See Notes to Financial Statements

PHOENIX HIGH YIELD FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

THE FOLLOWING COMMENTARY WAS PREPARED BY PHOENIX INVESTMENT COUNSEL, MANAGER OF THE FUND DURING THE FISCAL YEAR ENDED OCTOBER 31, 2005. EFFECTIVE NOVEMBER 1, 2005, SENECA CAPITAL MANAGEMENT ASSUMED MANAGEMENT OF THE FUND AND WILL PROVIDE FUTURE COMMENTARY.

Q: HOW DID THE FUND PERFORM FOR ITS FISCAL YEAR ENDED OCTOBER 31, 2005?

A: For the fiscal year ended October 31, 2005, the Phoenix High Yield Fund's Class A shares returned 2.37%, Class B shares returned 1.46% and Class C shares returned 1.66%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 1.13%, and the Merrill Lynch High Yield Master II Index, the Fund's style-specific index, returned 3.92%.

      Effective with the Fund's subadviser change on November 1, 2005, the Lehman Brothers High Yield Bond 2% Issuer Cap Index replaced the Merrill Lynch High Yield Master II Index as the Fund's style-specific index. For comparative purposes, the Lehman Brothers High Yield Bond 2% Issuer Cap Index returned 3.77% for the 12 months ended October 31, 2005. All performance figures assume reinvestment of distributions and include all expenses except for sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MARKETS PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: Equity markets outperformed bond markets as the Federal Reserve steadily increased short-term interest rates. The S&P 500(R) Index returned 8.71% during the period compared to a 1.13% return for the Lehman Brothers Aggregate Bond Index. High yield bonds outperformed the general bond market with the Lehman Brothers High Yield Bond 2% Issuer Cap Index, registering 3.77% for the period.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A: Shorter duration and a bias to higher credit quality relative to the Fund's benchmark for the reporting period, the Merrill Lynch High Yield Master II Index, negatively impacted the Fund. In addition, the Fund was negatively impacted by its exposure to the automotive, paper and forest products, and building products sectors. Emerging market exposure helped overall performance relative to the benchmark.

                                                                   NOVEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix High Yield Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 10/31/05
--------------------------------------------------------------------------------

                                                                                   INCEPTION       INCEPTION
                                               1 YEAR     5 YEARS     10 YEARS     TO 10/31/05       DATE
                                               ------     -------     --------     -----------     ---------
Class A Shares at NAV(2)                        2.37%      2.75%        4.08%           --               --
Class A Shares at POP(3)                       (2.49)      1.76         3.57            --               --
Class B Shares at NAV(2)                        1.46       1.96         3.26            --               --
Class B Shares with CDSC(4)                    (2.35)      1.96         3.26            --               --
Class C Shares at NAV(2)                        1.66       1.99           --          0.01%         2/27/98
Class C Shares with CDSC(4)                     1.66       1.99           --          0.01          2/27/98
Lehman Brothers Aggregate Bond Index            1.13       6.31         6.32          5.96          2/27/98
Merrill Lynch High Yield Master II Index        3.92       7.75         6.70          4.95          2/27/98

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                               [GRAPHIC OMITTED]

                   Phoenix              Phoenix              Lehman Brothers            Merrill Lynch
               High Yield Fund      High Yield Fund        Aggregate Bond Index          High Yield
                   Class A              Class B                                        Master II Index

10/31/1995              $9,525              $10,000                    $10,000                 $10,000
10/31/1996             $11,044              $11,488                    $10,585                 $11,108
10/31/1997             $12,705              $13,117                    $11,526                 $12,699
10/30/1998             $11,565              $11,856                    $12,602                 $12,689
10/29/1999             $12,739              $12,968                    $12,669                 $13,401
10/31/2000             $12,402              $12,511                    $13,594                 $13,176
10/31/2001             $11,054              $11,061                    $15,573                 $13,183
10/31/2002             $10,575              $10,521                    $16,489                 $12,330
10/31/2003             $12,748              $12,561                    $17,299                 $16,411
10/29/2004             $13,876              $13,589                    $18,256                 $18,412
10/31/2005             $14,206              $13,787                    $18,463                 $19,133

 For information regarding the indexes, see the glossary on page 3.

Phoenix High Yield Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the High Yield Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

                                Beginning           Ending         Expenses Paid
    High Yield Fund           Account Value     Account Value         During
        Class A              April 30, 2005    October 31, 2005       Period*
-----------------------      --------------    ----------------    -------------
Actual                         $ 1,000.00        $  1,031.40          $  6.97

Hypothetical (5% return
  before expenses)               1,000.00           1,018.26             6.95

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.36%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,023.70.

                                Beginning           Ending         Expenses Paid
    High Yield Fund           Account Value      Account Value         During
        Class B              April 30, 2005    October 31, 2005       Period*
-----------------------      --------------    ----------------    -------------
Actual                         $ 1,000.00        $  1,028.10          $ 10.80

Hypothetical (5% return
  before expenses)               1,000.00           1,014.42            10.79

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.11%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.46%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,014.60.

                                Beginning           Ending         Expenses Paid
    High Yield Fund          Account Value       Account Value         During
        Class C              April 30, 2005    October 31, 2005        Period*
-----------------------      --------------    ----------------    -------------
Actual                         $ 1,000.00        $  1,028.00          $ 10.79

Hypothetical (5% return
  before expenses)               1,000.00           1,014.43            10.77

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.11%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.66%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,016.60.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix High Yield Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT OCTOBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(j)
--------------------------------------------------------------------------------
 1. U.S. Treasury Note 4.25%, 10/31/07                                      3.2%
 2. Dow Jones CDX HY 5-T2 144A 7.25%, 12/29/10                              1.9%
 3. Dow Jones CDX HY 5-T1 144A 8.75%, 12/29/10                              1.9%
 4. Williams Cos., Inc. (The) 7.75%, 6/15/31                                1.6%
 5. Ford Motor Co. 7.45%, 7/16/31                                           1.4%
 6. MGM MIRAGE 8.50%, 9/15/10                                               1.2%
 7. AT&T Corp. 9.05%, 11/15/11                                              1.1%
 8. Teekay Shipping Corp. 8.875%, 7/15/11                                   1.1%
 9. ISP Holdings, Inc. Series B 10.625%, 12/15/09                           1.0%
10. SESI LLC 8.875%, 5/15/11                                                1.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

                               [GRAPHIC OMITTED]

Domestic Corporate Bonds        78%
Foreign Corporate Bonds         12
U.S. Government Securities       4
Debt Index Securities            4
Domestic Convertible Bonds       2

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
U.S. GOVERNMENT SECURITIES--4.2%

U.S. TREASURY NOTES--4.2%
U.S. Treasury Note 4%, 9/30/07 .................   $   1,500    $   1,489,336
U.S. Treasury Note 4.25%, 10/31/07 .............       5,000        4,987,110
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $6,483,983)                                        6,476,446
-----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--72.2%

ADVERTISING--0.3%
Lamar Media Corp. 144A 6.625%, 8/15/15(b) ......         500          506,250

AEROSPACE & DEFENSE--1.0%
L-3 Communications Corp. 144A 6.375%,
10/15/15(b) ....................................         500          496,250

TransDigm, Inc. 8.375%, 7/15/11 ................       1,000        1,045,000
                                                                -------------
                                                                    1,541,250
                                                                -------------
                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
AIRPORT SERVICES--0.3%
Worldspan LP/Worldspan Financing Corp. 144A
10.04%, 2/15/11(b)(d) ..........................   $     520    $     426,400

ALTERNATIVE CARRIERS--1.0%
Time Warner Telecom Holdings, Inc.
7.79%, 2/15/11(d) ..............................         500          512,500

Time Warner Telecom Holdings, Inc.
9.25%, 2/15/14 .................................         500          502,500

Time Warner Telecom, Inc. 10.125%, 2/1/11 ......         500          510,000
                                                                -------------
                                                                    1,525,000
                                                                -------------

AUTO PARTS & EQUIPMENT--0.7%
CB Cambridge Industries Liquidating Trust
Interests 0%, 12/24/05(e)(f)(g)(i) .............       5,164            1,033

Tenneco Automotive, Inc. Series B
10.25%, 7/15/13 ................................       1,000        1,085,000
                                                                -------------
                                                                    1,086,033
                                                                -------------

48                 See Notes to Financial Statements

Phoenix High Yield Fund

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
AUTOMOBILE MANUFACTURERS--1.4%
Ford Motor Co. 7.45%, 7/16/31 ...................  $   3,000    $   2,220,000

AUTOMOTIVE RETAIL--0.7%
AutoNation, Inc. 9%, 8/1/08 .....................      1,000        1,085,000

BROADCASTING & CABLE TV--5.2%
Charter Communications Holdings I LLC 144A
11%, 10/1/15(b) .................................      1,000          910,000

Charter Communications Holdings II LLC/Charter
Communication Holdings II Capital Corp.
10.25%, 9/15/10 .................................        750          755,625

Charter Communications Holdings LLC/Charter
Communication Holdings Capital Corp.
10%, 4/1/09 .....................................        600          501,000

Charter Communications Holdings, Inc. LLC
144A 0%, 5/15/14(b)(d) ..........................        650          416,000

DIRECTV Holdings LLC/DIRECTV Financing Co.,
Inc. 8.375%, 3/15/13 ............................        455          494,813

Echostar DBS Corp. 6.375%, 10/1/11 ..............      1,000          977,500
Emmis Communications Corp. 9.745%, 6/15/12(d) ...        500          503,750

Insight Midwest LP/Insight Capital, Inc.
10.50%, 11/1/10 .................................      1,000        1,055,000

Liberty Media Corp. 5.70%, 5/15/13 ..............      1,250        1,133,886

Mediacom LLC/Mediacom Capital Corp.
9.50%, 1/15/13 ..................................        750          736,875

PanAmSat Corp. 9%, 8/15/14 ......................        487          515,002
                                                                -------------
                                                                    7,999,451
                                                                -------------

BUILDING PRODUCTS--0.5%
Ply Gem Industries, Inc. 9%, 2/15/12 ............      1,000          815,000

CASINOS & GAMING--4.8%
Boyd Gaming Corp. 6.75%, 4/15/14 ................        700          693,875
Caesars Entertainment, Inc. 8.125%, 5/15/11 .....      1,250        1,371,875
Herbst Gaming, Inc. 8.125%, 6/1/12 ..............        500          518,750
MGM MIRAGE 8.50%, 9/15/10 .......................      1,665        1,794,037
Penn National Gaming, Inc. 6.875%, 12/1/11 ......        370          366,762
Scientific Games Corp. 6.25%, 12/15/12 ..........      1,000          996,250
Seneca Gaming Corp. 7.25%, 5/1/12 ...............        250          256,563
Seneca Gaming Corp. 144A 7.25%, 5/1/12(b) .......        190          194,988
Waterford Gaming LLC 144A 8.625%, 9/15/12(b) ....      1,131        1,221,480
                                                                -------------
                                                                    7,414,580
                                                                -------------

COMMODITY CHEMICALS--0.9%
Lyondell Chemical Co. 9.50%, 12/15/08 ...........      1,350        1,420,875

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
COMMUNICATIONS EQUIPMENT--0.3%
Lucent Technologies, Inc. 6.45%, 3/15/29 ........  $     500    $     430,000

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.3%
Case Corp. 7.25%, 1/15/16 .......................      1,000          920,000
Terex Corp. 9.25%, 7/15/11 ......................      1,000        1,072,500
                                                                -------------
                                                                    1,992,500
                                                                -------------

CONSUMER FINANCE--2.0%
Ford Motor Credit Co. 6.625%, 6/16/08 ...........        450          431,529
General Motors Acceptance Corp. 5.625%,
5/15/09 .........................................      1,000          946,288
General Motors Acceptance Corp. 7.25%, 3/2/11 ...      1,000          984,669
General Motors Acceptance Corp. 6.75%,
12/1/14 .........................................        750          718,367
                                                                -------------
                                                                    3,080,853
                                                                -------------

DATA PROCESSING & OUTSOURCED SERVICES--0.7%
SunGard Data Systems, Inc. 144A
8.525%, 8/15/13(b)(d) ...........................        250          257,500

SunGard Data Systems, Inc. 144A
9.125%, 8/15/13(b) ..............................        250          255,000

SunGard Data Systems, Inc. 144A
10.25%, 8/15/15(b) ..............................        500          498,125
                                                                -------------
                                                                    1,010,625
                                                                -------------

DEPARTMENT STORES--0.7%
Penney (J.C.) Co., Inc. 9%, 8/1/12 ..............      1,000        1,146,682

DIVERSIFIED CHEMICALS--1.9%
Equistar Chemicals LP/Equistar Funding Corp.
10.125%, 9/1/08 .................................        700          757,750

Huntsman LLC 11.40%, 7/15/11(d) .................        500          532,500
ISP Holdings, Inc. Series B 10.625%, 12/15/09 ...      1,500        1,582,500
                                                                -------------
                                                                    2,872,750
                                                                -------------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.8%
Coinmach Corp. 9%, 2/1/10 .......................        702          712,530
Mobile Mini, Inc. 9.50%, 7/1/13 .................        500          552,500
                                                                -------------
                                                                    1,265,030
                                                                -------------

DRUG RETAIL--0.3%
Rite Aid Corp. 8.125%, 5/1/10 ...................        200          201,000
Rite Aid Corp. 9.25%, 6/1/13 ....................        300          279,000
                                                                -------------
                                                                      480,000
                                                                -------------

ELECTRIC UTILITIES--2.3%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11 ..        500          540,000
Midwest Generation LLC 8.75%, 5/1/34 ............      1,000        1,100,000

                         See Notes to Financial Statements                    49

Phoenix High Yield Fund

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    --------------
ELECTRIC UTILITIES--CONTINUED
MSW Energy Holdings II LLC/MSW Energy Finance
Co. II, Inc. Series B 7.375%, 9/1/10 ............  $     325    $     338,000

MSW Energy Holdings LLC/MSW Energy Finance
Co., Inc. 8.50%, 9/1/10 .........................        750          802,500

Reliant Energy, Inc. 9.25%, 7/15/10 .............        700          738,500
                                                                -------------
                                                                    3,519,000
                                                                -------------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.3%
Itron, Inc. 7.75%, 5/15/12 ......................        500          512,500

ELECTRONIC MANUFACTURING SERVICES--0.5%
Sanmina-SCI Corp. 6.75%, 3/1/13 .................        750          705,000

ENVIRONMENTAL & FACILITIES SERVICES--0.7%
Allied Waste North America 7.875%, 4/15/13 ......        350          360,501

Allied Waste North America Series B
9.25%, 9/1/12 ...................................        667          722,261
                                                                -------------
                                                                    1,082,762
                                                                -------------

FERTILIZERS & AGRICULTURAL CHEMICALS--1.1%
IMC Global, Inc. 10.875%, 8/1/13 ................      1,000        1,165,000
Scotts Miracle-Gro Co. (The) 6.625%, 11/15/13 ...        500          512,500
                                                                -------------
                                                                    1,677,500
                                                                -------------

FOOD RETAIL--0.7%
Ahold Finance USA, Inc. 8.25%, 7/15/10 ..........        500          540,000
Delhaize America, Inc. 8.125%, 4/15/11 ..........        500          536,481
                                                                -------------
                                                                    1,076,481
                                                                -------------

HEALTH CARE DISTRIBUTORS--0.3%
AmerisourceBergen Corp. 144A 5.625%,
9/15/12(b) ......................................        460          445,050

HEALTH CARE EQUIPMENT--0.7%
Fisher Scientific International, Inc. 144A
6.125%, 7/1/15(b) ...............................      1,100        1,097,250

HEALTH CARE FACILITIES--2.7%
Concentra Operating Corp. 9.125%, 6/1/12 ........        500          517,500
HCA, Inc. 5.50%, 12/1/09 ........................        500          489,557
HCA, Inc. 6.95%, 5/1/12 .........................        900          921,438
HCA, Inc. 6.30%, 10/1/12 ........................        250          247,272
HealthSouth Corp. 10.75%, 10/1/08 ...............        500          491,250
HealthSouth Corp. 7.625%, 6/1/12 ................        500          472,500

IASIS Healthcare LLC/ IASIS Capital Corp.
8.75%, 6/15/14 ..................................        500          515,000

Select Medical Corp. 7.625%, 2/1/15 .............        500          466,250
                                                                -------------
                                                                    4,120,767
                                                                -------------

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
HEALTH CARE SERVICES--1.2%
DaVita, Inc. 7.25%, 3/15/15 .....................  $     750    $     761,250
LifeCare Holdings, Inc. 144A 9.25%,
8/15/13(b) ......................................        250          186,250
Psychiatric Solutions, Inc. 7.75%, 7/15/15 ......        375          388,125

US Oncology Holdings, Inc. 144A
9.264%, 3/15/15(b)(d) ...........................        500          492,500
                                                                -------------
                                                                    1,828,125
                                                                -------------

HOMEBUILDING--1.7%
Horton (D.R.), Inc. 5.25%, 2/15/15 ..............        585          537,146
Hovnanian (K.) Enterprises, Inc. 7.75%,
5/15/13 .........................................      1,500        1,492,500
Technical Olympic USA, Inc. 7.50%, 1/15/15 ......        750          626,250
                                                                -------------
                                                                    2,655,896
                                                                -------------

HOTELS, RESORTS & CRUISE LINES--1.1%
La Quinta Properties, Inc. 7%, 8/15/12 ..........        420          430,500
Royal Caribbean Cruises Ltd. 6.875%, 12/1/13 ....        750          780,000

Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12 ..................................        500          541,250
                                                                -------------
                                                                    1,751,750
                                                                -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.8%
AES Corp. (The) 9.50%, 6/1/09 ...................        943        1,018,440
AES Corp. (The) 144A 8.75%, 5/15/13(b) ..........      1,000        1,085,000
Calpine Corp. 144A 8.75%, 7/15/13(b) ............      1,000          690,000
                                                                -------------
                                                                    2,793,440
                                                                -------------

INTEGRATED TELECOMMUNICATION SERVICES--4.8%
AT&T Corp. 9.05%, 11/15/11 ......................      1,500        1,665,000
Citizens Communications Co. 9.25%, 5/15/11 ......      1,000        1,087,500
MCI, Inc. 8.735%, 5/1/14 ........................      1,000        1,110,000

Qwest Communications International, Inc.
7.29%, 2/15/09(d) ...............................      1,000        1,007,500

Qwest Corp. 7.875%, 9/1/11 ......................        500          526,250
Qwest Corp. 8.875%, 3/15/12 .....................      1,000        1,102,500
Qwest Services Corp. 13.50%, 12/15/10 ...........        750          860,625
                                                                -------------
                                                                    7,359,375
                                                                -------------

MANAGED HEALTH CARE--0.7%
Coventry Health Care, Inc. 5.875%, 1/15/12 ......        500          500,000
Coventry Health Care, Inc. 6.125%, 1/15/15 ......        500          506,250
                                                                -------------
                                                                    1,006,250
                                                                -------------

50                       See Notes to Financial Statements

Phoenix High Yield Fund

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    --------------
METAL & GLASS CONTAINERS--1.0%
Owens-Brockway Glass Container, Inc.
7.75%, 5/15/11 ..................................  $   1,500    $   1,545,000

MULTI-UTILITIES--0.9%
CMS Energy Corp. 7.50%, 1/15/09 .................        750          780,937
TECO Energy, Inc. 7.20%, 5/1/11 .................        500          525,000
                                                                -------------
                                                                    1,305,937
                                                                -------------

OFFICE ELECTRONICS--0.8%
Xerox Corp. 6.875%, 8/15/11 .....................      1,250        1,293,750

OIL & GAS EQUIPMENT & SERVICES--1.2%
Hornbeck Offshore Services, Inc. Series B
6.125%, 12/1/14 .................................        225          220,500

SESI LLC 8.875%, 5/15/11 ........................      1,500        1,578,750
                                                                -------------
                                                                    1,799,250
                                                                -------------

OIL & GAS EXPLORATION & PRODUCTION--4.0%
Chesapeake Energy Corp. 6.375%, 6/15/15 .........        125          123,437
Chesapeake Energy Corp. 6.875%, 1/15/16 .........      1,000        1,017,500
Denbury Resources, Inc. 7.50%, 4/1/13 ...........      1,000        1,035,000
Forest Oil Corp. 8%, 12/15/11 ...................      1,000        1,097,500
Pioneer Natural Resources Co. 5.875%, 7/15/16 ...      1,000          955,938
Pogo Producing Co. 144A 6.875%, 10/1/17(b) ......        350          348,250
Swift Energy Co. 7.625%, 7/15/11 ................      1,500        1,533,750
                                                                -------------
                                                                    6,111,375
                                                                -------------

OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.6%
CITGO Petroleum Corp. 6%, 10/15/11 ..............        900          947,250

OIL & GAS STORAGE & TRANSPORTATION--4.1%
El Paso Corp. 7.875%, 6/15/12 ...................      1,500        1,537,500

Pacific Energy Partners LP/ Pacific Energy
Finance Corp. 7.125%, 6/15/14 ...................        625          653,125

Teekay Shipping Corp. 8.875%, 7/15/11 ...........      1,450        1,649,375
Williams Cos., Inc. (The) 7.75%, 6/15/31 ........      2,300        2,440,875
                                                                -------------
                                                                    6,280,875
                                                                -------------

OTHER DIVERSIFIED FINANCIAL SERVICES--1.5%
American Real Estate Partners LP/American Real
Estate Finance Corp. 8.125%, 6/1/12 .............      1,000        1,032,500

Huntsman Advanced Materials LLC 11%, 7/15/10 ....      1,170        1,304,550
                                                                -------------
                                                                    2,337,050
                                                                -------------

PACKAGED FOODS & MEATS--1.7%
Del Monte Corp. 8.625%, 12/15/12 ................        850          909,500
Dole Food Co., Inc. 8.875%, 3/15/11 .............        427          444,080

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
PACKAGED FOODS & MEATS--CONTINUED
Pilgrim's Pride Corp. 9.25%, 11/15/13 ...........  $   1,100    $   1,212,750
                                                                -------------
                                                                    2,566,330
                                                                -------------

PAPER PACKAGING--1.0%
BWAY Corp. 10%, 10/15/10 ........................      1,000        1,045,000
Jefferson Smurfit Corp. 8.25%, 10/1/12 ..........        500          473,750
                                                                -------------
                                                                    1,518,750
                                                                -------------

PAPER PRODUCTS--1.8%
Appleton Papers, Inc. Series B 9.75%, 6/15/14 ...        500          472,500
Bowater, Inc. 6.87%, 3/15/10(d) .................        635          622,300
Georgia-Pacific Corp. 8.125%, 5/15/11 ...........        750          817,500
Georgia-Pacific Corp. 8%, 1/15/24 ...............        750          802,500
                                                                -------------
                                                                    2,714,800
                                                                -------------

PROPERTY & CASUALTY INSURANCE--0.7%
First America Capital Trust I 8.50%, 4/15/12 ....      1,000        1,111,231

PUBLISHING & PRINTING--2.1%
Cadmus Communications Corp. 8.375%, 6/15/14 .....        500          513,750

Dex Media West LLC/Dex Media Finance Co. Series
B 8.50%, 8/15/10 ................................        400          417,000

Dex Media West LLC/Dex Media West Finance Co.
Series B 9.875%, 8/15/13 ........................      1,000        1,107,500

Dex Media, Inc. 0%, 11/15/13(d) .................      1,525        1,189,500
                                                                -------------
                                                                    3,227,750
                                                                -------------

REITS--0.6%
Host Marriott LP Series O 6.375%,
3/15/15 .........................................        600          585,000

Ventas Realty LP/Ventas Capital Corp.
7.125%, 6/1/15 ..................................        250          259,375
                                                                -------------
                                                                      844,375
                                                                -------------

SPECIALIZED CONSUMER SERVICES--0.3%
Stewart Enterprises, Inc. 144A 6.25%,
2/15/13(b) ......................................        500          475,000

SPECIALTY CHEMICALS--0.4%
Crompton Corp. 9.875%, 8/1/12 ...................        500          562,500

STEEL--1.6%
California Steel Industries, Inc. 6.125%,
3/15/14 .........................................      1,000          935,000
Steel Dynamics, Inc. 9.50%, 3/15/09 .............      1,450        1,537,000
                                                                -------------
                                                                    2,472,000
                                                                -------------

                      See Notes to Financial Statements                       51

Phoenix High Yield Fund

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
TOBACCO--0.7%
Reynolds (R.J.) Tobacco Holdings, Inc. 144A
6.50%, 7/15/10(b) ...............................  $     415    $     409,813

Reynolds (R.J.) Tobacco Holdings, Inc. 144A
7.30%, 7/15/15(b) ...............................        650          650,000
                                                                -------------
                                                                    1,059,813
                                                                -------------

TRADING COMPANIES & DISTRIBUTORS--0.6%
United Rentals North America, Inc. 7%,
2/15/14 .........................................      1,000          925,000

WIRELESS TELECOMMUNICATION SERVICES--1.2%
Dobson Communications Corp. 8.875%, 10/1/13 .....        800          786,000
iPCS, Inc. 11.50%, 5/1/12 .......................        500          562,500
Rural Cellular Corp. 9.75%, 1/15/10 .............        500          500,000
                                                                -------------
                                                                    1,848,500
                                                                -------------

-----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $109,707,898)                                    110,895,961
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(c)--11.0%

BERMUDA--0.5%
Intelsat Bermuda Ltd. 144A 8.625%, 1/15/15(b) ...        250          254,375
Intelsat Ltd. 6.50%, 11/1/13 ....................        750          555,000
                                                                -------------
                                                                      809,375
                                                                -------------

BRAZIL--1.1%
CSN Islands VIII Corp. 144A 9.75%, 12/16/13(b) ..        500          547,500
Petrobras International Finance Co. 9.125%,
7/2/13 ..........................................      1,000        1,145,000
                                                                -------------
                                                                    1,692,500
                                                                -------------

CANADA--4.1%
Abitibi-Consolidated, Inc. 8.375%, 4/1/15 .......        750          693,750
Cascades, Inc. 7.25%, 2/15/13 ...................      1,450        1,297,750
CHC Helicopter Corp. 7.375%, 5/1/14 .............      1,300        1,309,750
Norske Skog Canada Ltd. 7.375%, 3/1/14 ..........        840          751,800
Novelis, Inc. 144A 7.25%, 2/15/15(b) ............        400          367,000
Rogers Cable, Inc. 5.50%, 3/15/14 ...............        500          462,500

Rogers Wireless Communications, Inc.
7.25%, 12/15/12 .................................        115          121,325

Rogers Wireless Communications, Inc.
8%, 12/15/12 ....................................        600          637,500

Rogers Wireless Communications, Inc.
6.375%, 3/1/14 ..................................        700          701,750
                                                                -------------
                                                                    6,343,125
                                                                -------------

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
CHILE--0.5%
Enersis SA 7.375%, 1/15/14 ......................  $     750    $     791,638

FRANCE--0.3%
Compagnie Generale de Geophysique SA 144A
7.50%, 5/15/15(b) ...............................        500          520,000

IRELAND--0.6%
JSG Funding plc 9.625%, 10/1/12 .................      1,000          965,000

LUXEMBOURG--0.5%
Nell AF Sarl 144A 8.375%, 8/15/15(b) ............        750          723,750

MEXICO--1.4%
Innova S de R.L. 9.375%, 9/19/13 ................      1,000        1,112,500
Pemex Project Funding Master Trust 144A 5.75%,
12/15/15(b) .....................................      1,000          971,000
                                                                -------------
                                                                    2,083,500
                                                                -------------

POLAND--0.1%
Poland Telecom Finance BV Series B
14%, 12/1/07(e)(f)(g)(i) ........................      4,942           61,770

SWEDEN--1.0%
Stena AB 9.625%, 12/1/12 ........................        950        1,030,750
Stena AB 7%, 12/1/16 ............................        500          452,500
                                                                -------------
                                                                    1,483,250
                                                                -------------

UNITED STATES--0.9%
Crown European Holdings SA 10.25%, 3/1/11 .......        500(h)       687,612
Nova Chemicals Corp. 6.50%, 1/15/12 .............        750          720,000
                                                                -------------
                                                                    1,407,612
                                                                -------------

-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $21,815,607)                                      16,881,520
-----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS--1.4%

ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
SCI Systems, Inc. Cv. 3%, 3/15/07 ...............      1,000          965,000

PHARMACEUTICALS--0.8%
Par Pharmaceutical Cos., Inc. Cv. 2.875%,
9/30/10 .........................................      1,500        1,241,250
-----------------------------------------------------------------------------
TOTAL DOMESTIC CONVERTIBLE BONDS
(IDENTIFIED COST $2,190,049)                                        2,206,250
-----------------------------------------------------------------------------

52                       See Notes to Financial Statements

Phoenix High Yield Fund

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
DEBT INDEX SECURITIES--3.8%
Dow Jones CDX HY 5-T1 144A 8.75%, 12/29/10(b)      $   2,970    $   2,927,306
Dow Jones CDX HY 5-T2 144A 7.25%, 12/29/10(b)          3,000        2,951,250
-----------------------------------------------------------------------------
TOTAL DEBT INDEX SECURITIES
(IDENTIFIED COST $5,878,556)                                        5,878,556
-----------------------------------------------------------------------------

                                                     SHARES
                                                     ------
DOMESTIC PREFERRED STOCKS--0.0%

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
McLeod USA, Inc. Series A Pfd. 2.50% ............      6,727              673
-----------------------------------------------------------------------------
TOTAL DOMESTIC PREFERRED STOCKS
(IDENTIFIED COST $47,089)                                                 673
-----------------------------------------------------------------------------

DOMESTIC COMMON STOCKS--0.0%

COMMERCIAL PRINTING--0.0%
Sullivan Holdings, Inc. Class C(f)(g)(i) ........         76                0
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $357,881)                                                  0
-----------------------------------------------------------------------------

WARRANTS--0.0%

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
McLeod USA, Inc. Strike $1.36, 4/16/07(i) .......     14,906               85
-----------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $5,217)                                                   85
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--92.6%
(IDENTIFIED COST $146,486,280)                                    142,339,491
-----------------------------------------------------------------------------

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
SHORT-TERM INVESTMENTS--0.5%

COMMERCIAL PAPER(k)--0.5%
UBS Finance Delaware LLC 4%, 11/1/05 ............  $     685    $     685,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $685,000)                                            685,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--93.1%
(IDENTIFIED COST $147,171,280)                                    143,024,491(a)
Other assets and liabilities, net--6.9%                            10,584,749
                                                                -------------
NET ASSETS--100.0%                                              $ 153,609,240
                                                                =============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,301,537 and gross depreciation of $8,058,288 for federal income tax purposes. At October 31, 2005, the aggregate cost of securities for federal income tax purposes was $147,781,242.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities amounted to a value of $20,323,287 or 13.2% of net assets.
(c) Foreign corporate bonds are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)   Security in default.
(f) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2005, these securities amounted to a value of $62,803 or 0% of net assets.
(g) Restricted security. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(h)   Par value represents Euro.
(i)   Non-income producing.
(j)   Table excludes short-term investments.
(k)   The rate shown is the discount rate.

                         See Notes to Financial Statements                    53

Phoenix High Yield Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2005

ASSETS
Investment securities at value
  (Identified cost $147,171,280)                                $   143,024,491
Receivables
   Investment securities sold                                        16,334,612
   Interest                                                           3,002,170
   Fund shares sold                                                      11,264
Trustee retainer                                                          2,624
Prepaid expenses                                                         19,568
                                                                ---------------
      Total assets                                                  162,394,729
                                                                ---------------
LIABILITIES
Cash overdraft                                                        1,431,829
Payables
   Investment securities purchased                                    6,902,970
   Fund shares repurchased                                              166,837
   Investment advisory fee                                               86,192
   Transfer agent fee                                                    81,903
   Distribution and service fees                                         39,410
   Financial agent fee                                                   10,390
Accrued expenses                                                         65,958
                                                                ---------------
      Total liabilities                                               8,785,489
                                                                ---------------
NET ASSETS                                                      $   153,609,240
                                                                ===============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $   383,155,667
Accumulated net realized loss                                      (225,382,190)
Net unrealized depreciation                                          (4,164,237)
                                                                ---------------
NET ASSETS                                                      $   153,609,240
                                                                ===============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $144,060,424)                 29,537,754
Net asset value per share                                       $          4.88
Offering price per share $4.88/(1-4.75%)                        $          5.12

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $7,790,590)                    1,619,262
Net asset value and offering price per share                    $          4.81

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,758,226)                      363,643
Net asset value and offering price per share                    $          4.84

                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME
Interest                                                        $    13,285,526
Security lending                                                          8,014
                                                                ---------------
      Total investment income                                        13,293,540
                                                                ---------------
EXPENSES
Investment advisory fee                                               1,138,847
Service fees, Class A                                                   404,455
Distribution and service fees, Class B                                  115,143
Distribution and service fees, Class C                                   19,112
Financial agent fee                                                     131,811
Transfer agent                                                          421,408
Printing                                                                 52,644
Professional                                                             45,140
Custodian                                                                41,272
Trustees                                                                 34,696
Registration                                                             34,497
Miscellaneous                                                            43,045
                                                                ---------------
      Total expenses                                                  2,482,070
Custodian fees paid indirectly                                           (1,167)
                                                                ---------------
      Net expenses                                                    2,480,903
                                                                ---------------
NET INVESTMENT INCOME                                                10,812,637
                                                                ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                        950,363
Net realized loss on foreign currency transactions                       (2,109)
Net change in unrealized appreciation (depreciation) on
   investments                                                       (7,423,288)
Net change in unrealized appreciation (depreciation)
   on foreign currency transactions and translation                     (20,007)
                                                                ---------------
NET LOSS ON INVESTMENTS                                              (6,495,041)
                                                                ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $     4,317,596
                                                                ===============

54                          See Notes to Financial Statements

Phoenix High Yield Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year Ended         Year Ended
                                                                                   October 31, 2005   October 31, 2004
                                                                                   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                                                    $     10,812,637   $     13,125,263
   Net realized gain (loss)                                                                 948,254          1,177,319
   Net change in unrealized appreciation (depreciation)                                  (7,443,295)         2,669,083
                                                                                   ----------------   ----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            4,317,596         16,971,665
                                                                                   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                       (11,169,918)       (12,481,192)
   Net investment income, Class B                                                          (719,484)        (1,125,060)
   Net investment income, Class C                                                          (120,299)          (143,447)
                                                                                   ----------------   ----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (12,009,701)       (13,749,699)
                                                                                   ----------------   ----------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (2,706,666 and 4,447,024 shares, respectively)          13,593,385         22,333,701
   Net asset value of shares issued from reinvestment of distributions
     (1,330,436 and 1,487,131 shares, respectively)                                       6,685,613          7,477,406
   Cost of shares repurchased (8,652,918 and 10,099,452 shares, respectively)           (43,621,751)       (50,691,938)
                                                                                   ----------------   ----------------
Total                                                                                   (23,342,753)       (20,880,831)
                                                                                   ----------------   ----------------

CLASS B
   Proceeds from sales of shares (119,755 and 249,095 shares, respectively)                 592,200          1,253,639
   Net asset value of shares issued from reinvestment of distributions
     (58,744 and 102,997 shares, respectively)                                              291,835            512,668
   Cost of shares repurchased (1,446,762 and 1,996,126 shares, respectively)             (7,192,367)        (9,900,487)
                                                                                   ----------------   ----------------
Total                                                                                    (6,308,332)        (8,134,180)
                                                                                   ----------------   ----------------

CLASS C
   Proceeds from sales of shares (124,806 and 103,719 shares, respectively)                 628,234            520,220
   Net asset value of shares issued from reinvestment of distributions
      (12,407 and 18,293 shares, respectively)                                               61,829             91,364
   Cost of shares repurchased (165,947 and 306,579 shares, respectively)                   (828,255)        (1,531,708)
                                                                                   ----------------   ----------------
Total                                                                                      (138,192)          (920,124)
                                                                                   ----------------   ----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                            (29,789,277)       (29,935,135)
                                                                                   ----------------   ----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                (37,481,382)       (26,713,169)

NET ASSETS
   Beginning of period                                                                  191,090,622        217,803,791
                                                                                   ----------------   ----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
      $552,008, RESPECTIVELY]                                                      $    153,609,240   $    191,090,622
                                                                                   ================   ================

                         See Notes to Financial Statements                    55

Phoenix High Yield Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS A
                                                      ------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                      ------------------------------------------------------------
                                                         2005        2004      2003(5)    2002(4)(5)      2001(5)
Net asset value, beginning of period                  $    5.11   $    5.02   $    4.51   $     5.19     $    6.59
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                         0.31        0.33        0.35         0.45          0.62
   Net realized and unrealized gain (loss)                (0.19)       0.11        0.54        (0.65)        (1.27)
                                                      ---------   ---------   ---------   ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                     0.12        0.44        0.89        (0.20)        (0.65)
                                                      ---------   ---------   ---------   ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.35)      (0.35)      (0.38)       (0.45)        (0.75)
   Tax return of capital                                     --          --          --        (0.03)           --
                                                      ---------   ---------   ---------   ----------     ---------
      TOTAL DISTRIBUTIONS                                 (0.35)      (0.35)      (0.38)       (0.48)        (0.75)
                                                      ---------   ---------   ---------   ----------     ---------
Change in net asset value                                 (0.23)       0.09        0.51        (0.68)        (1.40)
                                                      ---------   ---------   ---------   ----------     ---------
NET ASSET VALUE, END OF PERIOD                        $    4.88   $    5.11   $    5.02   $     4.51     $    5.19
                                                      =========   =========   =========   ==========     =========
Total return(1)                                            2.37%       8.85%      20.54%       (4.33)%      (10.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $ 144,060   $ 174,527   $ 192,428   $  183,028     $ 235,623
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.36%       1.32%       1.32%        1.33%(3)      1.28%(3)
   Net investment income                                   6.23%       6.57%       7.17%        9.06%        10.20%
Portfolio turnover                                           59%         99%        176%         114%          100%

                                                                                 CLASS B
                                                      ------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                      ------------------------------------------------------------
                                                         2005        2004      2003(6)    2002(4)(6)      2001(6)
Net asset value, beginning of period                  $    5.05   $    4.96   $    4.47   $     5.14     $    6.54
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                         0.27        0.29        0.31         0.41          0.57
   Net realized and unrealized gain (loss)                (0.20)       0.11        0.52        (0.64)        (1.27)
                                                      ---------   ---------   ---------   ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                     0.07        0.40        0.83        (0.23)        (0.70)
                                                      ---------   ---------   ---------   ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.31)      (0.31)      (0.34)       (0.41)        (0.70)
   Tax return of capital                                     --          --          --        (0.03)           --
                                                      ---------   ---------   ---------   ----------     ---------
      TOTAL DISTRIBUTIONS                                 (0.31)      (0.31)      (0.34)       (0.44)        (0.70)
                                                      ---------   ---------   ---------   ----------     ---------
Change in net asset value                                 (0.24)       0.09        0.49        (0.67)        (1.40)
                                                      ---------   ---------   ---------   ----------     ---------
NET ASSET VALUE, END OF PERIOD                        $    4.81   $    5.05   $    4.96   $     4.47     $    5.14
                                                      =========   =========   =========   ==========     =========
Total return(1)                                            1.46%       8.18%      19.39%       (4.88)%      (11.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $   7,791   $  14,574   $  22,499   $   22,074     $  30,073
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.11%       2.07%       2.07%        2.08%(3)      2.03%(3)
   Net investment income                                   5.47%       5.90%       6.43%        8.32%         9.44%
Portfolio turnover                                           59%         99%        176%         114%          100%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) For the period ended October 31, 2002 and 2001, the ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 9.35% to 9.30% and from 8.61% to 8.56% for Class A and B, respectively, decrease the net investment income (loss) per share from $0.47 to $0.46 for Class A, and increase the net realized and unrealized gain (loss) per share from $(0.67) to $(0.66) for Class A. There was no effect on net investment income (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.01 and $0.03 for the periods ending October 31, 2003, 2002 and 2001, respectively. The net investment income ratio decreased by 0.30%, 0.24% and 0.49% for the periods ending October 31, 2003, 2002 and 2001, respectively.
(6) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.02 and $0.03 for the periods ending October 31, 2003, 2002 and 2001, respectively. The net investment income ratio decreased by 0.30%, 0.24% and 0.49% for the periods ending October 31, 2003, 2002 and 2001, respectively.

56                         See Notes to Financial Statements

Phoenix High Yield Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS C
                                                      ------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                      ------------------------------------------------------------
                                                         2005        2004      2003(5)    2002(4)(5)      2001(5)
Net asset value, beginning of period                  $    5.07   $    4.99   $    4.49   $     5.16     $    6.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                         0.27        0.29        0.31         0.41          0.58
   Net realized and unrealized gain (loss)                (0.19)       0.10        0.53        (0.64)        (1.28)
                                                      ---------   ---------   ---------   ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                     0.08        0.39        0.84        (0.23)        (0.70)
                                                      ---------   ---------   ---------   ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.31)      (0.31)      (0.34)       (0.41)        (0.70)
   Tax return of capital                                     --          --          --        (0.03)           --
                                                      ---------   ---------   ---------   ----------     ---------
      TOTAL DISTRIBUTIONS                                 (0.31)      (0.31)      (0.34)       (0.44)        (0.70)
                                                      ---------   ---------   ---------   ----------     ---------
Change in net asset value                                 (0.23)       0.08        0.50        (0.67)        (1.40)
                                                      ---------   ---------   ---------   ----------     ---------
NET ASSET VALUE, END OF PERIOD                        $    4.84   $    5.07   $    4.99   $     4.49     $    5.16
                                                      =========   =========   =========   ==========     =========
Total return(1)                                            1.66%       8.14%      19.30%       (4.88)%      (11.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $   1,758   $   1,990   $   2,877   $    1,921     $   2,413

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.11%       2.07%       2.07%        2.08%(3)      2.03%(3)
   Net investment income                                   5.48%       5.87%       6.43%        8.28%         9.43%
Portfolio turnover                                           59%         99%        176%         114%          100%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) For the periods ended October 31, 2002 and 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 8.57% to 8.52%, decrease the net investment income
      (loss) per share from $0.43 to $0.42, and increase net realized and unrealized gain (loss) per share from $(0.66) to $(0.65). Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under swap and high yield debt instruments, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02, $0.01 and $0.02 for the periods ended October 31, 2003, 2002 and 2001, respectively. The net investment income ratio decreased by 0.30%, 0.24% and 0.49% for the periods ended October 31, 2003, 2002 and 2001, respectively.

                           See Notes to Financial Statements                  57

PHOENIX MID-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2005?

A: For the fiscal year ended October 31, 2005, the Fund's Class A shares returned 15.07%, Class B shares returned 14.20% and Class C shares returned 14.23%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 8.71%, and the Russell Midcap(R) Growth Index, which is the Fund's style-specific index appropriate for comparison, returned 15.91%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MARKETS PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: The markets performed very well despite a variety of headwinds over the past 12 months. In particular, we experienced the Federal Reserve's continued rate tightening and higher energy prices -- both factors that have the ability to negatively affect the broader economy. Despite this, GDP continued to grow, and the stock market moved ahead, with the S&P 500 Index advancing 8.71% and the Russell Midcap Growth Index advancing 15.91%.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A: Over the past year, the Fund was adversely affected by the energy sector's good performance. Specifically, the energy sector, which comprises 6.5% of the benchmark weight, was up approximately 50% due to rising oil and gas prices. Our average weighting was 3.4% during the same time frame. Thus, we did not fully participate in one of the best sectors in the Index during the last 12 months. In spite of this headwind, we kept close to the benchmark with good stock selection in other sectors.

      Digging a little deeper into the portfolio's makeup will show the shift in strategy that the new portfolio management team put in place at the end of last year. At that time, the portfolio managers instituted a philosophy that focuses on three primary factors used in the stock selection process: 1) Above average earnings growth, 2) High or improving return on invested capital and 3) High competitive advantages and sustainability. As such, we believe we've improved the quality of the stocks held in the portfolio today, as measured by return on invested capital.

                                                                   NOVEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Mid-Cap Growth Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 10/31/05
--------------------------------------------------------------------------------

                                                                 INCEPTION    INCEPTION
                                  1 YEAR   5 YEARS   10 YEARS   TO 10/31/05      DATE
                                  ------   -------   --------   -----------   ---------
Class A Shares at NAV(2)           15.07%   (11.92)%   6.70%          --            --
Class A Shares at POP(3)            8.46    (12.96)    6.07           --            --
Class B Shares at NAV(2)           14.20    (12.57)    5.91           --            --
Class B Shares with CDSC(4)        10.20    (12.57)    5.91           --            --
Class C Shares at NAV(2)           14.23        --       --        (6.74)%      1/2/01
Class C Shares with CDSC(4)        14.23        --       --        (6.74)       1/2/01
S&P 500(R) Index                    8.71     (1.74)    9.38         0.38        1/2/01
Russell Midcap(R) Growth Index     15.91     (3.71)    9.05         1.77        1/2/01

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                                [GRAPHIC OMITTED]

                               Phoenix                   Phoenix           S&P 500            Russell
                          Mid-Cap Growth Fund      Mid-Cap Growth Fund      Index              MidCap
                                Class A                  Class B                            Growth Index
10/31/1995                             $9,425                  $10,000      $10,000          $10,000
10/31/1996                            $11,068                  $11,652      $12,420          $11,795
10/31/1997                            $13,244                  $13,832      $16,435          $14,698
10/30/1998                            $13,295                  $13,793      $20,053          $15,055
10/29/1999                            $23,789                  $24,489      $25,224          $20,726
10/31/2000                            $33,995                  $34,748      $26,751          $28,741
10/31/2001                            $14,795                  $14,997      $20,086          $16,445
10/31/2002                            $11,616                  $11,691      $17,052          $13,549
10/31/2003                            $16,326                  $16,311      $20,604          $18,873
10/29/2004                            $15,660                  $15,545      $22,543          $20,527
10/31/2005                            $18,020                  $17,753      $24,508          $23,793

For information regarding the indexes, see the glossary on page 3.

Phoenix Mid-Cap Growth Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Mid-Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

                               Beginning            Ending         Expenses Paid
  Mid-Cap Growth Fund        Account Value       Account Value         During
        Class A             April 30, 2005     October 31, 2005       Period*
-----------------------     --------------     ----------------    -------------
Actual                         $1,000.00           $1,068.60           $7.88

Hypothetical (5% return
   before expenses)             1,000.00            1,017.49            7.72

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.51%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 15.07%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,150.70.

                               Beginning            Ending         Expenses Paid
  Mid-Cap Growth Fund        Account Value       Account Value         During
        Class B             April 30, 2005     October 31, 2005       Period*
-----------------------     --------------     ----------------    -------------
Actual                         $1,000.00           $1,065.10          $11.78

Hypothetical (5% return
   before expenses)             1,000.00            1,013.65           11.55

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.26%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 14.20%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,142.00.

                               Beginning            Ending         Expenses Paid
  Mid-Cap Growth Fund       Account Value        Account Value         During
        Class C             April 30, 2005     October 31, 2005       Period*
-----------------------     --------------     ----------------    -------------
Actual                         $1,000.00           $1,064.40          $11.74

Hypothetical (5% return
   before expenses)             1,000.00            1,013.68           11.52

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.26%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 14.23%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,142.30.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Mid-Cap Growth Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT OCTOBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(f)
--------------------------------------------------------------------------------
 1. PETsMART, Inc.                                                          3.9%
 2. Autodesk, Inc.                                                          3.9%
 3. Corporate Executive Board Co. (The)                                     3.7%
 4. Dollar General Corp.                                                    3.2%
 5. Lazard Ltd. Class A                                                     3.2%
 6. Expeditors International of Washington, Inc.                            3.1%
 7. Barr Pharmaceuticals, Inc.                                              2.9%
 8. Medco Health Solutions, Inc.                                            2.9%
 9. Macromedia, Inc.                                                        2.8%
10. Cheesecake Factory, Inc. (The)                                          2.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

                               [GRAPHIC OMITTED]

Information Technology         25%
Consumer Discretionary         21
Health-Care                    16
Industrials                    13
Financials                      5
Energy                          2
Consumer Staples                1
Other                          17

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                     SHARES         VALUE
                                                   ----------   -------------
DOMESTIC COMMON STOCKS--91.2%

AEROSPACE & DEFENSE--1.8%
Precision Castparts Corp.(d) ....................      60,000   $   2,841,600

AIR FREIGHT & LOGISTICS--3.1%
Expeditors International of Washington,
Inc.(d) .........................................      80,000       4,853,600

APPLICATION SOFTWARE--10.5%
Autodesk, Inc.(d) ...............................     135,000       6,092,550
Citrix Systems, Inc.(b)(d) ......................      50,000       1,378,500
Macromedia, Inc.(b) .............................     100,000       4,392,000
Mercury Interactive Corp.(b)(d) .................      75,000       2,609,250
NAVTEQ Corp.(b)(d) ..............................      50,000       1,956,000
                                                                -------------
                                                                   16,428,300
                                                                -------------

AUTOMOTIVE RETAIL--2.5%
Advance Auto Parts, Inc.(b)(d) ..................     105,000       3,937,500

BIOTECHNOLOGY--1.9%
Affymetrix, Inc.(b)(d) ..........................      35,000       1,590,050

                                                     SHARES         VALUE
                                                   ----------   -------------
BIOTECHNOLOGY--CONTINUED
ImClone Systems, Inc.(b)(d) .....................      40,000   $   1,388,000
                                                                -------------
                                                                    2,978,050
                                                                -------------

CASINOS & GAMING--5.3%
Boyd Gaming Corp.(d) ............................      60,000       2,475,000
MGM Mirage(b)(d) ................................      50,000       1,868,500
Station Casinos, Inc. ...........................      60,000       3,846,000
                                                                -------------
                                                                    8,189,500
                                                                -------------

COMMUNICATIONS EQUIPMENT--2.1%
Avaya, Inc.(b)(d) ...............................     280,000       3,225,600

COMPUTER STORAGE & PERIPHERALS--1.0%
QLogic Corp.(b)(d) ..............................      50,000       1,508,000

CONSUMER FINANCE--1.0%
First Marblehead Corp. (The)(d) .................      55,000       1,627,450

DIVERSIFIED COMMERCIAL & PROFESSIONAL
SERVICES--3.7%
Corporate Executive Board Co. (The)(d) ..........      70,000       5,784,800

                      See Notes to Financial Statements                      61

Phoenix Mid-Cap Growth Fund

                                                     SHARES         VALUE
                                                   ----------   -------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
Symbol Technologies, Inc.(d) ....................     110,000   $     913,000

GENERAL MERCHANDISE STORES--3.2%
Dollar General Corp. ............................     260,000       5,054,400

HEALTH CARE EQUIPMENT--2.5%
Varian Medical Systems, Inc.(b)(d) ..............      85,000       3,872,600

HEALTH CARE FACILITIES--0.3%
Triad Hospitals, Inc.(b)(d) .....................      11,000         452,430

HEALTH CARE SERVICES--7.6%
Express Scripts, Inc.(b)(d) .....................      50,000       3,770,500
Laboratory Corporation of America
Holdings(b)(d) ..................................      35,000       1,688,750
Medco Health Solutions, Inc.(b) .................      79,642       4,499,773
Quest Diagnostics, Inc. .........................      40,000       1,868,400
                                                                -------------
                                                                   11,827,423
                                                                -------------

HOMEFURNISHING RETAIL--1.0%
Bed Bath & Beyond, Inc.(b)(d) ...................      40,000       1,620,800

HUMAN RESOURCES & EMPLOYMENT SERVICES--3.8%
Manpower, Inc. ..................................      45,000       2,037,600
Monster Worldwide, Inc.(b)(d) ...................     120,000       3,937,200
                                                                -------------
                                                                    5,974,800
                                                                -------------

LEISURE PRODUCTS--1.0%
Polaris Industries, Inc.(d) .....................      35,000       1,578,150

MOVIES & ENTERTAINMENT--1.5%
DreamWorks Animation SKG, Inc. Class A(b)(d) ....      90,000       2,307,600

OIL & GAS EXPLORATION & PRODUCTION--2.0%
Pioneer Natural Resources Co. ...................      61,000       3,053,050

OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
CapitalSource, Inc.(b)(d) .......................     120,000       2,640,000

PERSONAL PRODUCTS--1.4%
Estee Lauder Cos., Inc. (The) Class A(d) ........      65,000       2,156,050

PHARMACEUTICALS--7.1%
Barr Pharmaceuticals, Inc.(b) ...................      80,000       4,596,000
Medicis Pharmaceutical Corp. Class A(d) .........      80,000       2,360,000
Sepracor, Inc.(b)(d) ............................      55,000       3,093,750
Valeant Pharmaceuticals International(d) ........      55,000         943,800
                                                                -------------
                                                                   10,993,550
                                                                -------------

RESTAURANTS--4.5%
Applebee's International, Inc.(d) ...............     125,000       2,738,750
Cheesecake Factory, Inc. (The)(b)(d) ............     125,000       4,290,000
                                                                -------------
                                                                    7,028,750
                                                                -------------

                                                     SHARES         VALUE
                                                   ----------   -------------
SEMICONDUCTORS--10.0%
Altera Corp.(b)(d) ..............................     135,000   $   2,247,750
Maxim Integrated Products, Inc. .................      90,000       3,121,200
Microchip Technology, Inc.(d) ...................     120,000       3,620,400
National Semiconductor Corp.(d) .................     170,000       3,847,100
Xilinx, Inc. ....................................     115,000       2,754,250
                                                                -------------
                                                                   15,590,700
                                                                -------------

SPECIALIZED CONSUMER SERVICES--2.0%
Block (H&R), Inc.(d) ............................      70,000       1,740,200
Weight Watchers International, Inc.(b)(d) .......      25,000       1,314,250
                                                                -------------
                                                                    3,054,450
                                                                -------------

SPECIALTY STORES--3.9%
PETsMART, Inc.(d) ...............................     260,000       6,110,000

SYSTEMS SOFTWARE--1.5%
Novell, Inc.(b)(d) ..............................     300,000       2,286,000

TRADING COMPANIES & DISTRIBUTORS--2.7%
Fastenal Co.(d) .................................      60,000       4,207,800
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $119,174,801)                                    142,095,953
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--7.5%

HOME ENTERTAINMENT SOFTWARE--0.5%
Shanda Interactive Entertainment Ltd.
(China)(b)(d) ...................................      30,000         743,100

INVESTMENT BANKING & BROKERAGE--3.1%
Lazard Ltd. Class A (United States)(d) ..........     190,000       4,911,500

SEMICONDUCTORS--3.9%
ARM Holdings plc Sponsored ADR
(United Kingdom)(d) .............................     520,000       2,990,000

Marvell Technology Group Ltd. (Japan)(b)(d) .....      65,000       3,016,650
                                                                -------------
                                                                    6,006,650
                                                                -------------

-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $8,510,094)                                       11,661,250
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.7%
(IDENTIFIED COST $127,684,895)                                    153,757,203
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--20.2%

MONEY MARKET MUTUAL FUNDS--19.0%
State Street Navigator Prime Portfolio
(3.79% seven day effective yield)(e) ............  29,626,284      29,626,284

62                       See Notes to Financial Statements

Phoenix Mid-Cap Growth Fund
                                                       PAR
                                                      VALUE
                                                      (000)          VALUE
                                                   ----------   -------------

COMMERCIAL PAPER(g)--1.2%
CAFCO LLC 4.03%, 11/1/05 ........................  $    1,950   $   1,950,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $31,576,284)                                      31,576,284
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--118.9%
(IDENTIFIED COST $159,261,179)                                    185,333,487(a)
Other assets and liabilities, net--(18.9)%                        (29,488,238)
                                                                -------------
NET ASSETS--100.0%                                              $ 155,845,249
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,168,145 and gross depreciation of $8,378,767 for federal income tax purposes. At October 31, 2005, the aggregate cost of securities for federal income tax purposes was $159,544,109.
(b)   Non-income producing.
(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d)   All or a portion of security is on loan.
(e) Represents security purchased with cash collateral received for securities on loan.
(f)   Table excludes short-term investments.
(g)   The rate shown is the discount rate.

                      See Notes to Financial Statements                       63

Phoenix Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2005

ASSETS
Investment securities at value, including $28,868,746 of
   securities on loan (Identified cost $159,261,179)            $  185,333,487
Cash                                                                       568
Receivables
   Investment securities sold                                        5,521,927
   Dividends                                                            16,715
   Fund shares sold                                                     14,169
Trustee retainer                                                         2,624
Prepaid expenses                                                        19,473
                                                                --------------
     Total assets                                                  190,908,963
                                                                --------------
LIABILITIES
Payables
   Investment securities purchased                                   4,736,265
   Fund shares repurchased                                             405,539
   Collateral on securities loaned                                  29,626,284
   Investment advisory fee                                             109,813
   Transfer agent fee                                                   81,913
   Distribution and service fees                                        41,452
   Financial agent fee                                                  10,145
Accrued expenses                                                        52,303
                                                                --------------
     Total liabilities                                              35,063,714
                                                                --------------
NET ASSETS                                                      $  155,845,249
                                                                ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $  218,705,298
Accumulated net realized loss                                      (88,932,357)
Net unrealized appreciation                                         26,072,308
                                                                --------------
NET ASSETS                                                      $  155,845,249
                                                                ==============
CLASS A
Shares of beneficial interest outstanding, no par
   value, unlimited authorization (Net Assets $142,650,730)          9,251,780
Net asset value per share                                       $        15.42
Offering price per share $15.42/(1-5.75%)                       $        16.36

CLASS B
Shares of beneficial interest outstanding, no par
   value, unlimited authorization (Net Assets $12,776,131)             918,795
Net asset value and offering price per share                    $        13.91

CLASS C
Shares of beneficial interest outstanding, no par
   value, unlimited authorization (Net Assets $418,388)                 30,128
Net asset value and offering price per share                    $        13.89

                             STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME
Dividends                                                       $      625,730
Interest                                                               136,918
Security lending                                                        32,729
Foreign taxes withheld                                                  (2,950)
                                                                --------------
     Total investment income                                           792,427
                                                                --------------
EXPENSES
Investment advisory fee                                              1,400,917
Service fees, Class A                                                  384,993
Distribution and service fees, Class B                                 144,736
Distribution and service fees, Class C                                   3,940
Financial agent fee                                                    128,388
Transfer agent                                                         422,093
Printing                                                                47,971
Professional                                                            37,188
Registration                                                            36,162
Trustees                                                                34,696
Custodian                                                               19,609
Miscellaneous                                                           30,379
                                                                --------------
     Total expenses                                                  2,691,072
Custodian fees paid indirectly                                            (124)
                                                                --------------
     Net expenses                                                    2,690,948
                                                                --------------
NET INVESTMENT LOSS                                                 (1,898,521)
                                                                --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain on investments                                    29,668,069
Net change in unrealized appreciation (depreciation)
   on investments                                                   (2,644,277)
                                                                --------------
NET GAIN ON INVESTMENTS                                             27,023,792
                                                                --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   25,125,271
                                                                ==============

64                       See Notes to Financial Statements

Phoenix Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended          Year Ended
                                                                                    October 31, 2005    October 31, 2004
                                                                                    ----------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                                                     $     (1,898,521)   $     (2,610,126)
   Net realized gain (loss)                                                               29,668,069          18,963,105
   Net change in unrealized appreciation (depreciation)                                   (2,644,277)        (25,205,274)
                                                                                    ----------------    ----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            25,125,271          (8,852,295)
                                                                                    ----------------    ----------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (505,860 and 1,051,691 shares, respectively)              7,504,659          14,563,008
   Cost of shares repurchased (3,656,746 and 2,867,497 shares, respectively)             (54,123,927)        (38,959,255)
                                                                                    ----------------    ----------------
Total                                                                                    (46,619,268)        (24,396,247)
                                                                                    ----------------    ----------------
CLASS B
   Proceeds from sales of shares (90,541 and 136,988 shares, respectively)                 1,231,856           1,726,404
   Cost of shares repurchased (448,823 and 463,409 shares, respectively)                  (6,054,049)         (5,804,265)
                                                                                    ----------------    ----------------
Total                                                                                     (4,822,193)         (4,077,861)
                                                                                    ----------------    ----------------
CLASS C
   Proceeds from sales of shares (6,828 and 10,806 shares, respectively)                      93,431             133,205
   Cost of shares repurchased (5,494 and 21,800 shares, respectively)                        (74,781)           (271,440)
                                                                                    ----------------    ----------------
Total                                                                                         18,650            (138,235)
                                                                                    ----------------    ----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             (51,422,811)        (28,612,343)
                                                                                    ----------------    ----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                 (26,297,540)        (37,464,638)

NET ASSETS
   Beginning of period                                                                   182,142,789         219,607,427
                                                                                    ----------------    ----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0,
     RESPECTIVELY]                                                                  $    155,845,249    $    182,142,789
                                                                                    ================    ================

                      See Notes to Financial Statements                       65

Phoenix Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                              ---------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              ---------------------------------------------------------------
                                                 2005         2004         2003         2002(3)       2001
Net asset value, beginning of period          $   13.40    $   13.97    $    9.94     $   12.66     $   31.99
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                (0.16)       (0.17)       (0.14)        (0.15)        (0.12)
   Net realized and unrealized gain (loss)         2.18        (0.40)        4.17         (2.57)       (17.12)
                                              ---------    ---------    ---------     ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS              2.02        (0.57)        4.03         (2.72)       (17.24)
                                              ---------    ---------    ---------     ---------     ---------

LESS DISTRIBUTIONS
   Distributions from net realized gains             --           --           --            --         (2.09)
                                              ---------    ---------    ---------     ---------     ---------
     TOTAL DISTRIBUTIONS                             --           --           --            --         (2.09)
                                              ---------    ---------    ---------     ---------     ---------
Change in net asset value                          2.02        (0.57)        4.03         (2.72)       (19.33)
                                              ---------    ---------    ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                $   15.42    $   13.40    $   13.97     $    9.94     $   12.66
                                              =========    =========    =========     =========     =========
Total return(1)                                   15.07%       (4.08)%      40.54%       (21.49)%      (56.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $ 142,651    $ 166,244    $ 198,602     $ 159,767     $ 250,174

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.53%        1.50%        1.56%         1.51%         1.36%
   Net investment income (loss)                   (1.06)%      (1.22)%      (1.24)%       (1.22)%       (0.64)%
Portfolio turnover                                   46%         181%         175%          172%          183%

                                                                         CLASS B
                                              ---------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                              ---------------------------------------------------------------
                                                 2005         2004         2003        2002(3)        2001
Net asset value, beginning of period          $   12.18    $   12.78    $    9.16     $   11.75     $   30.13
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                (0.25)       (0.25)       (0.20)        (0.23)        (0.24)
   Net realized and unrealized gain (loss)         1.98        (0.35)        3.82         (2.36)       (16.05)
                                              ---------    ---------    ---------     ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS              1.73        (0.60)        3.62         (2.59)       (16.29)
                                              ---------    ---------    ---------     ---------     ---------

LESS DISTRIBUTIONS
   Distributions from net realized gains             --           --           --            --         (2.09)
                                              ---------    ---------    ---------     ---------     ---------
     TOTAL DISTRIBUTIONS                             --           --           --            --         (2.09)
                                              ---------    ---------    ---------     ---------     ---------
Change in net asset value                          1.73        (0.60)        3.62         (2.59)       (18.38)
                                              ---------    ---------    ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                $   13.91    $   12.18    $   12.78     $    9.16     $   11.75
                                              =========    =========    =========     =========     =========
Total return(1)                                   14.20%       (4.69)%      39.52%       (22.04)%      (56.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $  12,776    $  15,549    $  20,497     $  18,470     $  28,116

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.28%        2.24%        2.31%         2.26%         2.11%
   Net investment income (loss)                   (1.81)%      (1.97)%      (1.99)%       (1.98)%       (1.40)%
Portfolio turnover                                   46%         181%         175%          172%          183%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from (1.97)% to (1.98)% for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A or B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

66                      See Notes to Financial Statements

Phoenix Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS C
                                              ---------------------------------------------------------------------
                                                                                                     FROM INCEPTION
                                                            YEAR ENDED OCTOBER 31,                    JANUARY 2 TO
                                              ---------------------------------------------------      OCTOBER 31,
                                                 2005         2004        2003          2002(3)           2001
Net asset value, beginning of period          $   12.16    $   12.77    $   9.16      $   11.75        $  19.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                (0.25)       (0.24)      (0.21)         (0.22)          (0.20)
   Net realized and unrealized gain (loss)         1.98        (0.37)       3.82          (2.37)          (7.53)
                                              ---------    ---------    --------      ---------        --------
     TOTAL FROM INVESTMENT OPERATIONS              1.73        (0.61)       3.61          (2.59)          (7.73)
                                              ---------    ---------    --------      ---------        --------
Change in net asset value                          1.73        (0.61)       3.61          (2.59)          (7.73)
                                              ---------    ---------    --------      ---------        --------
NET ASSET VALUE, END OF PERIOD                $   13.89    $   12.16    $  12.77      $    9.16        $  11.75
                                              =========    =========    ========      =========        ========
Total return(1)                                   14.23%       (4.78)%     39.41%        (22.04)%        (39.62)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $     418    $     350    $    508      $     323        $    275

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.28%        2.24%       2.30%          2.27%           2.16%(4)
   Net investment income (loss)                   (1.81)%      (1.97)%     (1.99)%        (1.98)%         (1.41)%(4)
Portfolio turnover                                   46%         181%        175%           172%            183%(5)

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no effect on net investment income (loss) per share, net realized and unrealized gain
      (loss) per share or the ratio of net investment income to average net assets for Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4)   Annualized.
(5)   Not annualized.

                        See Notes to Financial Statements                     67

Phoenix Money Market Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Money Market Fund, you incur two types of costs: (1) transaction costs; and
(2) ongoing costs, including investment advisory fees; and other expenses. Class A share are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

                               Beginning           Ending          Expenses Paid
  Money Market Fund          Account Value      Account Value         During
        Class A             April 30, 2005    October 31, 2005        Period*
-----------------------     --------------    ----------------    --------------
Actual                        $ 1,000.00        $  1,012.80          $  4.31

Hypothetical (5% return
   before expenses)             1,000.00           1,020.86             4.34

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 0.85%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.00%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT OCTOBER 31, 2005 OF $1,020.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Money Market Fund

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/05
--------------------------------------------------------------------------------
As a percentage of total investments

                                [GRAPHIC OMITTED]

Commercial Paper                                   82%
Medium Term Notes                                  11
Federal Agency Securities                           6
Certificates of Deposit                             1

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

FACE
VALUE                                              INTEREST   MATURITY
(000)                 DESCRIPTION                    RATE       DATE          VALUE
- ------  -----------------------------------------  --------   ---------   -------------
FEDERAL AGENCY SECURITIES(d)--2.2%
$2,500  FHLB(e) .................................    2.23%     11/26/05   $   2,470,943
---------------------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES                                               2,470,943
---------------------------------------------------------------------------------------

FEDERAL AGENCY SECURITIES--VARIABLE(c)--3.7%
   176  SBA (Final Maturity 1/25/21) ............    4.25       11/1/05         175,320
   626  SBA (Final Maturity 3/25/24) ............    4.13       11/1/05         615,652
   711  SBA (Final Maturity 10/25/22) ...........    4.25        1/1/06         710,866
   768  SBA (Final Maturity 11/25/21) ...........    4.38        1/1/06         767,480
   409  SBA (Final Maturity 2/25/23) ............    4.25        1/1/06         408,989
   418  SBA (Final Maturity 2/25/23) ............    4.25        1/1/06         417,883
   240  SBA (Final Maturity 5/25/21) ............    4.25        1/1/06         239,788
   745  SBA (Final Maturity 9/25/23) ............    4.13        1/1/06         744,927
---------------------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                                     4,080,905
---------------------------------------------------------------------------------------

                                                   DISCOUNT
                                                     RATE
                                                   --------
COMMERCIAL PAPER--82.0%
 1,500  Alpine Securitization Corp. .............    3.80       11/1/05       1,500,000
 2,300  Bank of America Corp. ...................    3.75       11/1/05       2,300,000

 1,860  Preferred Receivable Funding Corp. ......    4.05       11/1/05       1,860,000

 2,500  Preferred Receivable Funding Corp. ......    3.76       11/2/05       2,499,739

 1,595  Alpine Securitization Corp. .............    3.80       11/3/05       1,594,663
 1,615  Merrill Lynch & Co. .....................    3.80       11/3/05       1,614,659
 2,630  Gannett Co. .............................    3.82       11/4/05       2,629,163

FACE
VALUE                                              DISCOUNT   MATURITY
(000)                  DESCRIPTION                   RATE       DATE          VALUE
- ------  -----------------------------------------  --------   ---------   -------------
$1,340  Danske Corp. ............................    3.72%      11/7/05   $   1,339,169
 2,500  Honeywell International, Inc. ...........    3.82       11/7/05       2,498,408
   530  Target Corp. ............................    3.83       11/7/05         529,662
 1,270  Honeywell International, Inc. ...........    3.82       11/8/05       1,269,057
 1,750  UBS Finance Delaware LLC ................    3.86       11/8/05       1,748,686

 2,175  International Lease Finance Corp. .......    3.80       11/9/05       2,173,163

 2,060  Kimberly-Clark Worldwide ................    3.95       11/9/05       2,058,192
 2,500  Goldman Sachs Group, Inc. ...............    3.90      11/10/05       2,497,562
 1,000  Clipper Receivables Co. .................    3.73      11/14/05         998,653
 2,610  Old Line Funding Corp. ..................    3.82      11/14/05       2,606,400
 1,745  Ranger Funding Co. LLC ..................    3.83      11/14/05       1,742,587
 1,399  Toyota Motor Credit .....................    3.79      11/14/05       1,397,085

 1,000  Preferred Receivable Funding Corp. ......    3.89      11/15/05         998,487

 1,750  Alpine Securitization Corp. .............    3.92      11/17/05       1,746,951
   660  Goldman Sachs Group, Inc. ...............    4.01      11/17/05         658,824
 2,500  Cargill, Inc. ...........................    3.76      11/18/05       2,495,561
 1,165  Cargill, Inc. ...........................    3.78      11/18/05       1,162,920
 2,500  Clipper Receivables Co. LLC .............    3.72      11/18/05       2,495,608
   915  Govco, Inc. .............................    3.85      11/18/05         913,336
 1,300  Ranger Funding Co. LLC ..................    3.92      11/21/05       1,297,169
 2,500  UBS Finance Delaware LLC ................    3.68      11/21/05       2,494,889

 2,500  Du pont (E.I.) de Nemours & Co. .........    4.00      11/22/05       2,494,167

 1,500  CAFCO LLC ...............................    3.90      11/23/05       1,496,425
 2,850  George Street Finance LLC ...............    4.02      11/25/05       2,842,362

                        See Notes to Financial Statements                     69

Phoenix Money Market Fund

 FACE
 VALUE                                             DISCOUNT   MATURITY
 (000)                 DESCRIPTION                   RATE       DATE          VALUE
- ------  -----------------------------------------  --------   ---------   -------------
$3,400  Bank of America Corp. ...................    3.74%     11/29/05   $   3,390,110
 2,750  ABN-AMRO NA Finance, Inc. ...............    3.76      11/30/05       2,741,671
 2,000  Cargill, Inc. ...........................    3.87       12/2/05       1,993,335
 2,500  Govco, Inc. .............................    4.02       12/6/05       2,490,229
 2,500  Du pont (E.I.) de Nemours & Co. .........    4.02       12/7/05       2,489,950
 2,545  CAFCO LLC ...............................    3.91       12/8/05       2,534,773
 1,800  CIT Group, Inc. .........................    3.98       12/9/05       1,792,438
   300  Danske Corp. ............................    3.75      12/12/05         298,719
 2,700  George Street Finance LLC ...............    3.78      12/12/05       2,688,376
   780  Golden Peanut Co. LLC ...................    3.92      12/13/05         776,433
   900  Procter & Gamble Co. ....................    3.88      12/20/05         895,247
 1,300  UBS Finance Delaware LLC ................    3.89      12/23/05       1,292,695
 1,000  ABN-AMRO NA Finance, Inc. ...............    3.87      12/27/05         993,980
 1,900  Danske Corp. ............................    4.00      12/27/05       1,888,178
 2,500  Private Export Funding Corp. ............    3.92        1/5/06       2,482,306
 1,441  CIT Group, Inc. .........................    3.90       2/14/06       1,424,609
 2,000  CIT Group, Inc. .........................    3.92       2/16/06       1,976,698
   362  CIT Group, Inc. .........................    4.05       2/16/06         357,642
 2,000  Private Export Funding Corp. ............    4.13       3/16/06       1,969,025
 1,000  Danske Corp. ............................    4.07       3/27/06         983,494
---------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                                       91,413,455
---------------------------------------------------------------------------------------

FACE
VALUE                                              INTEREST    MATURITY
(000)                  DESCRIPTION                   RATE        DATE         VALUE
- ------  -----------------------------------------  --------   ---------   -------------
MEDIUM TERM NOTES--11.0%
$4,200  General Electric Capital Corp.(c) .......    4.01%      3/29/06   $   4,192,639
   500  Wells Fargo & Co. .......................    6.88        4/1/06         506,560

 2,500  Washington Mutual Finance Corp. .........    6.25       5/15/06       2,527,422

 5,000  HSH Nordbank AG (Germany)
        144A(b)(c)(f) ...........................    4.03      10/23/06       5,000,000
---------------------------------------------------------------------------------------
TOTAL MEDIUM TERM NOTES                                                      12,226,621
---------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT(c)--1.1%
 1,255  Wells Fargo Bank NA .....................    3.97       7/24/06       1,254,883
---------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                                 1,254,883
---------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $111,446,807)                                              111,446,807(a)

Other assets and liabilities, net--0.0%                                         (51,755)
                                                                          -------------
NET ASSETS--100.0%                                                        $ 111,395,052
                                                                          =============

(a) Federal Income Tax Information: At October 31, 2005, the aggregate cost of securities for federal income tax purposes was the same as book cost.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, this security amounted to a value of $5,000,000 or 4.5% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d)   The interest rate shown is the coupon rate.
(e)   Callable. The maturity date shown is the call date.
(f) Foreign medium term notes are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

70                      See Notes to Financial Statements

Phoenix Money Market Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2005
ASSETS
Investment securities at value
   (Identified cost $111,446,807)                                  $111,446,807
Cash                                                                     91,531
Receivables
   Interest                                                             150,727
   Fund shares sold                                                     131,752
Trustee retainer                                                          2,624
Prepaid expenses                                                         18,785
                                                                   ------------
      Total assets                                                  111,842,226
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                              250,491
   Investment advisory fee                                               72,228
   Transfer agent fee                                                    67,026
   Professional                                                          25,011
   Financial agent fee                                                    8,066
   Dividend distributions                                                 6,259
Accrued expenses                                                         18,093
                                                                   ------------
      Total liabilities                                                 447,174
                                                                   ------------
NET ASSETS                                                         $111,395,052
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $111,395,052
                                                                   ------------
NET ASSETS                                                         $111,395,052
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $111,395,052)                111,395,052
Net asset value and offering price per share                       $       1.00

                             STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME
Interest                                                           $  3,544,551
                                                                   ------------
       Total investment income                                        3,544,551
                                                                   ------------
EXPENSES
Investment advisory fee                                                 508,797
Financial agent fee                                                     104,210
Transfer agent                                                          332,114
Trustees                                                                 34,696
Professional                                                             33,987
Registration                                                             31,519
Printing                                                                 30,627
Custodian                                                                28,780
Miscellaneous                                                            28,504
                                                                   ------------
       Total expenses                                                 1,133,234
Less expenses reimbursed by investment adviser                          (51,922)
Custodian fees paid indirectly                                             (119)
                                                                   ------------
       Net expenses                                                   1,081,193
                                                                   ------------
NET INVESTMENT INCOME                                              $  2,463,358
                                                                   ============

                        See Notes to Financial Statements                     71

Phoenix Money Market Fund

                                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended         Year Ended
                                                                                      October 31, 2005   October 31, 2004
                                                                                      ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                                                       $      2,463,358   $        962,548
                                                                                      ----------------   ----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               2,463,358            962,548
                                                                                      ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                           (2,463,358)          (958,590)
   Net investment income, Class B                                                                   --             (3,958)
                                                                                      ----------------   ----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                (2,463,358)          (962,548)
                                                                                      ----------------   ----------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (166,202,298 and 216,256,037 shares, respectively)        166,202,298        216,256,037
   Net asset value of shares issued from reinvestment of distributions
      (2,386,594 and 924,637 shares, respectively)                                           2,386,594            924,637
   Cost of shares repurchased (197,189,752 and 233,283,187 shares, respectively)          (197,189,752)      (233,283,187)
                                                                                      ----------------   ----------------
Total                                                                                      (28,600,860)       (16,102,513)
                                                                                      ----------------   ----------------
CLASS B
   Proceeds from sales of shares (0 and 6,771,780 shares, respectively)                             --          6,771,780
   Net asset value of shares issued from reinvestment of distributions
      (0 and 3,080 shares, respectively)                                                            --              3,080
   Cost of shares repurchased (0 and 22,153,033 shares, respectively)                               --        (22,153,033)
                                                                                      ----------------   ----------------
Total                                                                                               --        (15,378,173)
                                                                                      ----------------   ----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                               (28,600,860)       (31,480,686)
                                                                                      ----------------   ----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                   (28,600,860)       (31,480,686)

NET ASSETS
   Beginning of period                                                                     139,995,912        171,476,598
                                                                                      ----------------   ----------------
   END OF PERIOD                                                                      $    111,395,052   $    139,995,912
                                                                                      ================   ================

72                      See Notes to Financial Statements

Phoenix Money Market Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS A
                                          ----------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------
                                            2005       2004       2003       2002       2001
Net asset value, beginning of period      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.02      0.007      0.010      0.014      0.042
                                          --------   --------   --------   --------   --------
      TOTAL FROM INVESTMENT OPERATIONS        0.02      0.007      0.010      0.014      0.042
                                          --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.02)    (0.007)    (0.010)    (0.014)    (0.042)
                                          --------   --------   --------   --------   --------
Change in net asset value                       --         --         --         --         --
                                          --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD            $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                          ========   ========   ========   ========   ========
Total return                                  2.00%      0.66%      1.00%      1.38%      4.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $111,395   $139,996   $156,098   $184,390   $184,349

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                     0.85%      0.65%      0.37%      0.79%      0.85%
   Gross operating expenses                   0.89%      0.92%      0.87%      0.86%      0.84%
   Net investment income                      1.94%      0.65%      1.00%      1.37%      4.12%

                        See Notes to Financial Statements                     73

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

1. ORGANIZATION

      The Phoenix Series Fund (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently six funds are offered for sale (each a "Fund"). The Phoenix Balanced Fund ("Balanced Fund") is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital. The Phoenix Capital Growth Fund ("Capital Growth Fund") is diversified and has an investment objective of long-term capital appreciation. The Phoenix Core Bond Fund ("Core Bond Fund") is diversified and has an investment objective to seek both current income and capital appreciation. The Phoenix High Yield Fund ("High Yield Fund") is diversified and has a primary investment objective to seek high current income and a secondary objective of capital growth. The Phoenix Mid-Cap Growth Fund ("Mid-Cap Growth Fund") is diversified and has an investment objective of capital appreciation. The Phoenix Money Market Fund ("Money Market Fund") is diversified and has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

      The Funds offer the following classes of shares for sale:

Fund                       Class A   Class B   Class C
- ----                       -------   -------   -------
Balanced Fund ..........      X         X         X
Capital Growth Fund ....      X         X        --
Core Bond Fund .........      X         X         X
High Yield Fund ........      X         X         X
Mid-Cap Growth Fund ....      X         X         X
Money Market Fund ......      X        --        --

      Class A shares of Core Bond Fund and High Yield Fund are sold with a front-end sales charge of 4.75%. Class A shares of Balanced Fund, Capital Growth Fund and Mid-Cap Growth Fund are sold with a front-end sales charge of 5.75%. Class A shares of Money Market Fund are sold with no front-end sales charge. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

      The Money Market Fund uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the Fund's net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any should be initiated to provide fair valuation. Using this method, the Fund attempts to maintain a constant net asset value of $1 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005 (CONTINUED)

foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. For the Money Market Fund, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. FORWARD CURRENCY CONTRACTS:

      Certain Funds may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

      At October 31, 2005, the Balanced Fund had entered into forward currency contracts as follows:

                                                                  Net
                                                               Unrealized
    Contract        In Exchange    Settlement                 Appreciation
   to Receive          for            Date        Value      (Depreciation)
----------------   -------------   ----------   ----------   --------------
JPY 186,100,200    USD 1,701,099    12/13/05    $1,607,319      $(93,780)

JPY Japanese Yen             USD    United States Dollar

I. SWAP AGREEMENTS:

      Certain Funds may invest in swap agreements, including interest rate, index, total return, credit default and foreign currency exchange rate swaps. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.

      Interest rate and foreign currency swaps involve the exchange by the Funds with another party of their respective commitments to pay

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005 (CONTINUED)

or receive interest or foreign currency (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

      Total return swap agreements involve commitments to pay interest in exchange for a market-linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Fund will receive a payment or make a payment to the counterparty.

      Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Funds' custodian. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

      Net payments of interest are recorded as net realized gains. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

J. LOAN AGREEMENTS:

      Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

K. DEBT INDEX SECURITIES:

      Certain Funds may invest in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the "underlying securities"). Under the term of the baskets, the Fund has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Fund.

      Debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield or emerging markets debt instruments. Certain baskets may be purchased on a funded or unfunded basis such that the Fund receives interest payments based upon the notional amount or par amount of the basket. In connection with these investments collateral may be set aside by the Fund's custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the Trust will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security and similarly the Fund will then receive its pro rata interest of the defaulted security or equivalent cash amount. In a funded transaction, in the event of default of any par securities in the funded basket, the Fund would be required to receive its pro rata interest of the defaulted security or equivalent cash amount.

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

      Certain Funds may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

M. SECURITIES LENDING:

      Certain Funds loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the Funds receive collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005 (CONTINUED)

N. REIT INVESTMENTS:

      Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

O. INDEMNIFICATIONS:

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      As compensation for its services to the Trust, Phoenix Investment Counsel, Inc, ("PIC") (the "Adviser"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                      1st $1     $1-2       $2+
                                      Billion   Billion   Billion
                                      -------   -------   -------
Balanced Fund .....................    0.55%     0.50%     0.45%
Capital Growth Fund ...............    0.70%     0.65%     0.60%
Core Bond Fund ....................    0.45%     0.40%     0.35%
High Yield Fund ...................    0.65%     0.60%     0.55%
Money Market Fund .................    0.40%     0.35%     0.30%

                                      1st $50   $50-500    $500+
                                      Million   Million   Million
                                      -------   -------   -------
Mid-Cap Growth Fund ...............    0.90%     0.80%     0.70%

      PIC has voluntarily agreed to reimburse operating expenses through February 28, 2006 for the Money Market Fund, to the extent that such expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A Shares. The Adviser will not seek to recapture any prior year's reimbursed or waived investment advisory fees.

      Engemann Asset Management ("EAM" "Engemann") is the subadviser to the Balanced, Capital Growth and Mid-Cap Growth Funds. EAM is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, wholly-owned subsidiary of PNX.

      For its services to the Balanced Fund EAM is paid by the Adviser a fee equal to 50% of gross management fee multiplied by the percentage of equity assets held in the fund.

      For the Capital Growth Fund EAM is paid by the Adviser a fee equal to 0.10% of the average daily net assets of the fund up to $3 billion and 0.30% of such value in excess of $3 billion.

      For the Mid-Cap Growth Fund EAM is paid by the Adviser a fee equal to 0.40% of the average daily net assets of the fund up to $50 million, 0.30% of such value between $50 million and $262 million, 0.45% of such value between $262 and $500 million, and 0.35% of such value in excess of $500 million.

      As distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the fiscal year ("the period") ended October 31, 2005, as follows:

                                       Class A        Class B         Class C
                                     Net Selling      Deferred        Deferred
                                     Commissions   Sales Charges   Sales Charges
                                     -----------   -------------   -------------

Balanced Fund ....................     $61,410       $ 24,199         $   86
Capital Growth Fund ..............      46,276         27,837             --
Core Bond Fund ...................       4,612          5,161             16
High Yield Fund ..................       7,945         10,467          2,832
Mid-Cap Growth Fund ..............      13,743         39,495            658
Money Market Fund ................          --             --             --

      In addition, each Fund, with the exception of the Money Market Fund, pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class. There is no distribution fees for the Money Market Fund.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The current fee schedule of PFPC Inc. ranges from 0.06% to 0.03% of the average daily net assets of each Fund. Certain minimum fees may apply. For the period ended October 31, 2005, the Trust incurred financial agent fees totaling $1,499,647.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005 (CONTINUED)

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as subtransfer agent. For the period ended October 31, 2005, transfer agent fees were $4,861,850 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                          Transfer Agent
                                                           Fee Retained
                                                          --------------
Balanced Fund .........................................   $      683,624
Capital Growth Fund ...................................          803,239
Core Bond Fund ........................................           73,251
High Yield Fund .......................................          150,637
Mid-Cap Growth Fund ...................................          171,770
Money Market Fund .....................................          163,994

      At October 31, 2005, PNX and its affiliates, and the retirement plans of PNX and its affiliates, held shares of the Trust, which aggregated the following:

                                                          Aggregate
                                                          Net Asset
                                             Shares         Value
                                           ---------     ----------
Balanced Fund, Class C ...............        14,042     $  203,469
Core Bond Fund, Class C ..............        15,229        125,335
Mid-Cap Growth Fund, Class C .........         5,133         71,297
Money Market Fund, Class A ...........     2,250,395      2,250,395

4. PURCHASE AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities and forward currency contracts) during the period ended October 31, 2005 were as follows:

                                            Purchases         Sales
                                         --------------   --------------
Balanced Fund ........................   $  463,807,947   $  659,310,095
Capital Growth Fund ..................      470,230,765      736,361,199
Core Bond Fund .......................       43,124,731       27,208,717
High Yield Fund ......................       88,857,138      127,983,868
Mid-Cap Growth Fund ..................       74,950,606      115,145,074
Money Market Fund ....................        5,516,385               --

      Purchases and sales of long-term U.S. Government and agency securities for the period ended October 31, 2005 were as follows:

                                            Purchases         Sales
                                         --------------   --------------
Balanced Fund ........................   $  120,879,778   $   87,455,334
Core Bond Fund .......................       13,479,328       40,755,013
High Yield Fund ......................        8,975,938        2,497,129

5. CREDIT RISK AND ASSET CONCENTRATIONS

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      High yield/high debt securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

6. ILLIQUID AND RESTRICTED SECURITIES

      Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund's Schedule of Investments where applicable.

      Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

      At October 31, 2005, the Funds held restricted securities as follows:

                                                                                    Market         % of
                                                     Acquisition   Acquisition     Value at    Net Assets at
                                                         Date          Cost        10/31/05      10/31/05
                                                     -----------   -----------   -----------   -------------
BALANCED FUND
   ITW Cupids
      Financial Trust I 144A
      6.55%, 12/31/11 .........................         4/18/02     $4,991,563   $ 5,294,980        0.5%
HIGH YIELD FUND
   CB Cambridge
      Industries Liquidating Trust Interests
      0%, 12/24/05 ............................        12/24/01     $  369,206   $     1,033        0.0
   Poland Telecom
      Finance Series BV
      14%, 12/1/07 ............................        11/24/97      5,000,000        61,770        0.0
   Sullivan Holdings, Inc. ....................
      Class C .................................         12/4/93        357,881             0        0.0

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005 (CONTINUED)

      At the end of the period, the value of restricted securities amounted to $5,294,980 or 0.5% of net assets for the Balanced Fund and $62,803 or 0% of net assets for High Yield Fund, respectively.

      Each Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

7. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the SEC conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity as well as deficiencies in the Company's e mail retention procedures in effect prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. The Company has responded to the SEC with respect to each comment in the letter. We do not believe that the outcome of this matter will be material to these financial statements.

8. FEDERAL INCOME TAX INFORMATION

      The Funds have the following capital loss carryovers, which may be used to offset future capital gains:

                                              Expiration Year
                           -----------------------------------------------------
                             2006         2007          2008            2009
                           --------   ------------   ------------   ------------
Balanced Fund ..........   $     --   $         --   $         --   $         --
Capital Growth Fund ....         --             --             --    280,311,398
Core Bond Fund .........         --      5,668,564      8,192,129             --
High Yield Fund ........    677,322     38,223,988     27,836,215     66,603,160
Mid-Cap Growth Fund ....         --             --             --     61,160,027

                                                Expiration Year
                           -------------------------------------------------------
                              2010          2011           2012           Total
                           ----------   ------------   ------------   ------------
Balanced Fund ..........  $        --   $         --   $         --   $         --
Capital Growth Fund ....   97,731,301     15,273,804             --    393,316,503
Core Bond Fund .........    2,929,428             --      7,849,106     24,639,227
High Yield Fund ........   70,134,673     21,887,506             --    225,362,864
Mid-Cap Growth Fund ....   27,489,400             --             --     88,649,427

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

      For the period ended October 31, 2005, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Balanced Fund .........................    $         --
Capital Growth Fund ...................      55,796,860
Core Bond Fund ........................         761,250
High Yield Fund .......................         421,396
Mid-Cap Growth Fund ...................      29,416,554

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                          Undistributed   Undistributed
                                            Ordinary        Long-Term
                                             Income       Capital Gains
                                          -------------   -------------
Balanced Fund .........................   $  16,462,525   $  10,790,174
Capital Growth Fund ...................       3,099,696              --
Core Bond Fund ........................          94,306              --
High Yield Fund .......................              --              --
Mid-Cap Growth Fund ...................              --              --

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

9. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. For the year

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005 (CONTINUED)

ended October 31, 2005, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                            Capital Paid
                            in on Shares     Accumulated    Undistributed
                            of Beneficial   Net Realized   Net Investment
                               Interest      Gain (Loss)    Income (Loss)
                            -------------   ------------   --------------
Balanced Fund ..........    $     265,190   $    320,258   $     (585,448)
Capital Growth Fund ....               --             --               --
Core Bond Fund .........           88,212       (541,416)         453,204
High Yield Fund ........         (111,728)      (533,328)         645,056
Mid-Cap Growth Fund ....       (1,898,521)            --        1,898,521

10. MERGER

      On April 29, 2005, the Phoenix Balanced Fund ("Balanced") acquired all of the net assets of Phoenix Strategic Allocation Fund ("Strategic Allocation") pursuant to an Agreement and Plan of Reorganization provided to shareholders in a Prospectus/Information Statement on April 26, 2005.

      The acquisition was accomplished by a tax-free exchange of 14,653,836 Class A shares of Balanced, 603,106 Class B shares of Balanced and 6,217,229 Class C shares of Balanced (valued at $212,480,812, $8,720,927, and $89,901,271 respectively) for 14,149,056 Class A shares of Strategic Allocation, 590,128 Class B shares of Strategic Allocation and 6,090,697 Class C shares of Strategic Allocation outstanding on April 29, 2005. Strategic Allocation had net assets on that date of $311,103,010 including $24,476,197 of appreciation which were combined with those of Balanced. The aggregate net assets of Balanced immediately after the merger were $1,182,316,100. The shareholders of each class of Strategic Allocation received for each share owned approximately 1.04, 1.02, and 1.02 shares, respectively, for each Class A, Class B, and Class C shares of Balanced.

11. SUBSEQUENT EVENT

      Effective November 1, 2005, Seneca Capital Management ("Seneca") is the subadviser to the Phoenix High Yield Fund. PIC continues to serve as the Fund's investment adviser. The Fund's investment objectives, principal investment strategies and principal risks will remain the same.

--------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)

      For the fiscal year ended October 31, 2005, for federal income tax purposes, 100% and 52% of the ordinary income dividends earned by the Capital Growth and Balanced Funds, respectively, qualify for the dividends received deduction for corporate shareholders.

      For the fiscal year ended October 31, 2005, the Capital Growth and the Balanced Funds hereby designate 100% and 52%, respectively, or the maximum amounts allowable, of their ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

      For the fiscal year ended October 31, 2005, the Balanced Fund designated $10,790,174 as long term capital gains dividends.

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [GRAPHIC OMITTED]

To the Board of Trustees of
Phoenix Series Fund and Shareholders of
Phoenix Balanced Fund
Phoenix Capital Growth Fund
Phoenix Core Bond Fund
Phoenix High Yield Fund
Phoenix Mid-Cap Growth Fund and
Phoenix Money Market Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Balanced Fund (formerly Phoenix-Oakhurst Balanced Fund), Phoenix Capital Growth Fund (formerly Phoenix-Engemann Capital Growth Fund), Phoenix Core Bond Fund (formerly Phoenix Duff & Phelps Core Bond Fund), Phoenix High Yield Fund (formerly Phoenix-Goodwin High Yield Fund), Phoenix Mid-Cap Growth Fund (formerly Phoenix-Engemann Mid-Cap Growth Fund), and Phoenix Money Market Fund (formerly Phoenix-Goodwin Money Market Fund) (constituting Phoenix Series Fund, hereafter referred to as the "Trust") at October 31, 2005, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 20, 2005

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT SUBADVISORY AGREEMENT FOR PHOENIX HIGH YIELD FUND (THE "FUND")
OCTOBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. At a meeting held on August 17, 2005, the Board, including a majority of the independent Trustees, approved an investment subadvisory agreement (the "Subadvisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and Seneca Capital Management, LLC (the "Subadvisor").

      Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor will provide the day to day investment management for the Fund. In evaluating the Subadvisory Agreement, the Board considered a variety of information relating to the Fund and the Subadvisor. In this regard, the Board considered the nature, extent and quality of services provided by the Subadvisor, subadvisory fees and the investment performance of similarly managed funds or accounts, among other things.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that would be provided by the Subadvisor to the Fund and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor. In this regard, the Board noted that the Subadvisor had over 15 years of experience as an investment adviser. In this regard, the Board considered the significant experience of the portfolio manager noting that he had over 23 years of investment experience. The Board also noted the extensive investment experience of other professionals at the firm that would support the portfolio manager. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board was also satisfied with the quality of the investment process discussed by members of the Subadvisor at the Board meeting. The Board also considered the adequacy of the Subadvisor's compliance program. The Board noted the Subadvisor's representations that the firm had undergone a routine regulatory exam by the SEC with no material deficiencies reported.

      INVESTMENT PERFORMANCE. The Board also reviewed prior performance of a composite of accounts managed by the Subadvisor in a similar strategy to the Fund. The Board concluded that the Subadvisor's prior investment performance history was acceptable noting that, as of June 30, 2005, it's composite performance, net of fees, was greater than the Fund's prior performance for the 3 and 5 year periods and slightly less than the Fund's performance for the 1 year period. The Board also noted that the Subadvisor's composite performance had outperformed the Fund's benchmark for the 5 year period but had underperformed the benchmark for the 1 and 3 year periods.

      PROFITABILITY. The Board noted and was satisfied with the Subadvisor's representation that no Subadvisor profitability information was available due to the fact that the relationship had not yet commenced.

      SUBADVISORY FEE. The Board also considered the subadvisory fee paid to the Subadvisor. The Board noted that the subadvisory fee would be 50% of the management fee or 0.375%. The Board received some comparative fee information from the Subadvisor with respect to other separate accounts managed by the Subadvisor in a similar style and noted that the proposed subadvisory fees were lower. The Board noted that the subadvisory fee would be paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

FUND MANAGEMENT TABLES (UNAUDITED)

      Information pertaining to the Trustees and officers of the Trust as of October 31, 2005 is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                             FUND COMPLEX                            PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND         LENGTH OF      OVERSEEN BY                             DURING PAST 5 YEARS AND
      DATE OF BIRTH          TIME SERVED       TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway            Served since          52        Chairman, Rittenhouse Advisors, LLC (consulting firm) (2001-present).
Rittenhouse Advisors, LLC   1993.                           Trustee/Director, Phoenix Funds Complex (1983-present).
101 Park Avenue                                             Trustee/Director, Realty Foundation of New York (1972-present), Josiah
New York, NY 10178                                          Macy, Jr. Foundation (Honorary)(2004-present), Pace University
DOB: 8/2/29                                                 (Director/Trustee Emeritus) (2003-present), Greater New York Councils,
                                                            Boy Scouts of America (1985-present), The Academy of Political Science
                                                            (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                            Corp.(1989-present). Colgate University (Trustee Emeritus)
                                                            (2004-present). Director/Trustee, The Harlem Youth Development
                                                            Foundation, (Chairman) (1998-2002), Metropolitan Transportation
                                                            Authority (Chairman) (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                            Edison Company of New York, Inc. (1970-2002), Atlantic Mutual Insurance
                                                            Company (1974-2002), Centennial Insurance Company (1974-2002), Union
                                                            Pacific Corp. (1978-2002), BlackRock Freddie Mac Mortgage Securities
                                                            Fund (Advisory Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                            University (1978-2003), New York Housing Partnership Development Corp.
                                                            (Chairman) (1981-2003), Josiah Macy, Jr. Foundation (1975-2004).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne         Served since          52        Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court      1993.
Elmore, GL0S, GL2 3NT
U.K.
DOB: 9/8/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill              Served since          50        Retired. Trustee, Phoenix Funds Family (1989-present). Trustee,
7721 Blue Heron Way         2004.                           Scudder Investments (55 portfolios) (1986-present). Director, Coutts &
West Palm Beach, FL 33412                                   Co. Trust Holdings Limited (1991-2000), Coutts & Co. Group (1991-2000)
DOB: 3/28/30                                                and Coutts & Co. International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries         Served since          52        Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902    1995.                           Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.            Served since          50        Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.   1980.                           (2001-present). Director/Trustee, Evergreen Funds (six portfolios).
736 Market Street,                                          Trustee, Phoenix Funds Family (1980-present). Director, Diversapak
Ste. 1430                                                   (2002-present). Obaji Medical Products Company (2002-present). Director,
Chattanooga, TN 37402                                       Lincoln Educational Services (2002-2004) Chairman, Carson Products
DOB: 2/14/39                                                Company (cosmetics) (1998 to 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                             FUND COMPLEX                            PRINCIPAL OCCUPATION(S)
         NAME, ADDRESS        LENGTH OF      OVERSEEN BY                             DURING PAST 5 YEARS AND
       AND DATE OF BIRTH     TIME SERVED       TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara     Served since          52        Managing Director, U.S. Trust Company of New York (private bank)
  U.S. Trust Company of     2001.                           (1982-present). Trustee/Director, Phoenix Funds Complex (2001-present).
  New York
  11 West 54th Street
  New York, NY 10019
  DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris         Served since          52        Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
  164 Laird Road            1995.                           Director, W.H. Reaves Utility Income Fund (2004-present). Vice
  Colts Neck, NJ 07722                                      President, W.H. Reaves and Company (investment management) (1993-2003).
  DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
* James M. Oates            Served since          50        Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets,
  c/o Northeast Partners    1993.                           Inc.) (financial services) (1997-present). Trustee / Director Phoenix
  150 Federal Street,                                       Funds Family (1987-present). Managing Director, Wydown Group (consulting
  Suite 1000                                                firm) (1994- present). Director, Investors Financial Service Corporation
  Boston, MA 02110                                          (1995-present),Investors Bank & Trust Corporation (1995-present), Stifel
  DOB: 5/31/46                                              Financial (1996-present), Connecticut River Bancorp (1998-present),
                                                            Connecticut River Bank (1999-present), Trust Company of New Hampshire
                                                            (2002-present). Chairman, Emerson Investment Management, Inc.
                                                            (2000-present). Independent Chairman, John Hancock Trust (since 2005),
                                                            Trustee, John Hancock Funds II and John Hancock Funds III (since 2005).
                                                            Trustee, John Hancock Trust (2004-2005). Director/Trustee, AIB Govett
                                                            Funds (six portfolios) (1991-2000), and Command Systems, Inc.
                                                            (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                            (formerly 1Mind.com), (2000-2002), Plymouth Rubber Co. (1995-2003).
                                                            Director and Treasurer, Endowment for Health, Inc. (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
  Donald B. Romans          Served since          50        Retired. President, Romans & Company (private investors and financial
  39 S. Sheridan Road       2004.                           consultants) (1987-2003). Trustee/Director, Phoenix Funds Family
  Lake Forest, IL 60045                                     (1996-present). Trustee, Burnham Investors Trust (5 portfolios)
  DOB: 4/22/31                                              (1967-2003).
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson       Served since          50        Managing Director, Northway Management Company (1998-present).
  Northway Management       1993.                           Trustee/Director, Phoenix Funds Family (1983-present).
  Company
  164 Mason Street
  Greenwich, CT 06830
  DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
  Ferdinand L. J. Verdonck  Served since          50        Director, Banco Urquijo (Chairman) (1998-present). Trustee, Phoenix
  Nederpolder, 7            2004.                           Funds  Family (2002-present). Director EASDAQ (Chairman) (2001-present),
  B-9000 Gent, Belgium                                      The JP Morgan Fleming Continental European Investment Trust
  DOB: 7/30/42                                              (1998-present), Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                            (1998-present), SantensN.V.(1999-present). Managing Director,
                                                            Almanij N.V. (1992-2003). Director, KBC Bank and Insurance Holding
                                                            Company (Euronext) (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                                            (1992-2003), Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco
                                                            N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003),
                                                            Almafin N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber of
                                                            Commerce for Belgium and Luxemburg (1995-2001), Phoenix Investment
                                                            Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                         INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                             FUND COMPLEX                            PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS          LENGTH OF      OVERSEEN BY                             DURING PAST 5 YEARS AND
     AND DATE OF BIRTH       TIME SERVED       TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
**  Lowell P. Weicker, Jr.  Served since         50         Director, Medallion Financial New York (2003-present), Compuware
    7 Little Point Street   1995.                           (1996-present), WWE, Inc. (2000-present). President, The Trust for
    Essex, CT 06426                                         America's Health (non-profit) (2001-present). Trustee/Director, Phoenix
    DOB: 5/16/31                                            Funds Family (1995-present). Director, UST, Inc. (1995-2004), HPSC Inc.
                                                            (1995-2004).
------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.
** Pursuant to the Trust's retirement policy, Mr. Weicker will retire from the Board of Trustees effective January 1, 2006.

                               INTERESTED TRUSTEES

    Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                             FUND COMPLEX                            PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS          LENGTH OF      OVERSEEN BY                             DURING PAST 5 YEARS AND
     AND DATE OF BIRTH       TIME SERVED       TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 ***Marilyn E. LaMarche      Served since        50         Limited Managing Director, Lazard Freres & Co. LLC (1997-2005).
    Lazard Freres & Co. LLC  2002.                          Trustee/Director, Phoenix Funds Family (2002-present). Director, The
    30 Rockefeller Plaza,                                   Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance Company
    59th Floor                                              (1989-2005).
    New York, NY 10020
    DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
****Philip R. McLoughlin     Served since        74         Director, PXRE Corporation (Reinsurance) (1985-present), World Trust
    200 Bridge Street        1989.                          Fund(1991-present). Director/Trustee, Phoenix Funds Complex
    Chatham, MA 02633                                       (1989-present). Management Consultant (2002-2004), Chairman (1997-2002),
    DOB: 10/23/46            Chairman                       Chief Executive Officer (1995-2002), Director (1995-2002), Phoenix
                                                            Investment Partners, Ltd., Director and Executive Vice President, The
                                                            Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and Executive
                                                            Vice President, Investments (1987-2002), Phoenix Life Insurance Company.
                                                            Director (1983-2002) and Chairman(1995-2002), Phoenix Investment
                                                            Counsel, Inc. Director (1982-2002), Chairman (2000-2002) and President
                                                            (1990-2000), Phoenix Equity Planning Corporation.Chairman and President,
                                                            Phoenix/Zweig Advisers LLC (2001-2002). Director (2001-2002) and
                                                            President (April 2002-September 2002), Phoenix Investment Management
                                                            Company. Director and Executive Vice President, Phoenix Life and Annuity
                                                            Company (1996-2002). Director (1995-2000) and Executive Vice President
                                                            (1994-2002) and Chief Investment Counsel (1994-2002), PHL Variable
                                                            Insurance Company. Director, Phoenix National Trust Holding Company
                                                            (2001-2002). Director (1985-2002) and Vice President (1986-2002) and
                                                            Executive VicePresident (April 2002-September 2002), PM Holdings, Inc.
                                                            Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                            Griffith Securities, Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------

 ***Ms. LaMarche is an "interested person," as defined in the Investment Company
    Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
****Mr. McLoughlin is an "interested person," as defined in the Investment
    Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
                        POSITION(S) HELD WITH
NAME, ADDRESS AND        TRUST AND LENGTH OF                                  PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH             TIME SERVED                                        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci      President since 2004.          Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                         Inc.(wealth management) (since 2003). President and Chief Executive
                                                     Officer, Phoenix Investment Partners, Ltd. (since 2003). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief Executive Officer of North American investment operations,
                                                     Pioneer Investment Management USA, Inc. (2001-2003). President of
                                                     Private Wealth Management Group (2000-2001), and Executive Vice
                                                     President of Distribution and Marketing for U.S. institutional services business (1998-2000) Fidelity Investments.
----------------------------------------------------------------------------------------------------------------------------
George R. Aylward     Executive Vice President       Senior Vice President and Chief Executive Officer, Asset Management,
DOB: 8/17/64          since 2004.                    The Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                     (2004-present). Vice President, Phoenix Life Insurance Company
                                                     (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                     Vice President, Finance, Phoenix Investment Partners, Ltd. (2001-2002).
                                                     Assistant Controller, Phoenix Investment Partners, Ltd. (1996-2001).
                                                     Executive Vice President, certain funds within the Phoenix Funds Family
                                                     (2004-present).
----------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman    Senior Vice President          Senior Vice President, Product Development and Management, Phoenix
DOB: 7/27/62          since 2004.                    Investment Partners, Ltd. (2005-present), Senior Vice President and
                                                     Chief Administrative Officer, Phoenix Investment Partners, Ltd.,
                                                     (2003-2004) Senior Vice President and Chief Administrative Officer,
                                                     Phoenix Equity Planning Corporation (1999-2003), Senior Vice President,
                                                     certain funds within the Phoenix Fund Family (2004-present).
----------------------------------------------------------------------------------------------------------------------------
Marc Baltuch          Vice President and             Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue      Chief Compliance Officer       (1989-present); Vice President and Chief Compliance Officer, certain
New York, NY 10022    since 2004.                    Funds within the Phoenix Fund Complex (2004-present); Vice
DOB: 9/23/45                                         President, The Zweig Total Return Fund, Inc. (2004-present); Vice
                                                     President, The Zweig Fund, Inc. (2004-present); President and Director of Watermark Securities, Inc. (1991-present); Assistant Secretary of
                                                     Gotham Advisors Inc. (1990-present); Secretary, Phoenix-Zweig Trust
                                                     (1989-2003); Secretary, Phoenix-Euclid Market Neutral Fund (1999-2002).
----------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss      Chief Financial Officer and    Assistant Treasurer (2001-present), Vice President, Fund Accounting
DOB: 11/24/52         Treasurer since 1996.          (1994-2000), Treasurer (1996-2000), Phoenix Equity Planning
                                                     Corporation. Vice President (2003-present), Phoenix Investment
                                                     Partners, Ltd. Chief Financial Officer and Treasurer, or Assistant
                                                     Treasurer, certain funds within the Phoenix Fund Complex (1994-present).
----------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr         Vice President,                Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row      Chief Legal Officer,           2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102    Counsel and Secretary          Secretary of certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54          since 2005.                    2005-present). Compliance Officer of Investments and Counsel, Travelers
                                                     Life & Annuity Company (January 2005-May 2005). Assistant General
                                                     Counsel, The Hartford Financial Services Group (1999-2005).
----------------------------------------------------------------------------------------------------------------------------

PHOENIX SERIES FUND
101 Munson Street
Greenfield, MA 01301

TRUSTEES                                                                     INVESTMENT ADVISER

E. Virgil Conway                                                             Phoenix Investment Counsel, Inc.
Harry Dalzell-Payne                                                          56 Prospect Street
S. Leland Dill                                                               Hartford, CT 06115-0480
Francis E. Jeffries
Leroy Keith, Jr.                                                             PRINCIPAL UNDERWRITER
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman                                               Phoenix Equity Planning Corporation
Geraldine M. McNamara                                                        One American Row
Everett L. Morris                                                            Hartford, CT 06102
James M. Oates
Donald B. Romans                                                             TRANSFER AGENT
Richard E. Segerson
Ferdinand L. J. Verdonck                                                     Phoenix Equity Planning Corporation
Lowell P. Weicker, Jr.                                                       One American Row
                                                                             Hartford, CT 06102
OFFICERS
                                                                             CUSTODIAN
Daniel T. Geraci, President
George R. Aylward, Executive Vice President                                  State Street Bank and Trust Company
Francis G. Waltman, Senior Vice President                                    P.O. Box 5501
Marc Baltuch, Vice President and Chief Compliance Officer                    Boston, MA 02206-5501
Nancy G. Curtiss, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

-------------------------------------------------------------------------    PricewaterhouseCoopers LLP
IMPORTANT NOTICE TO SHAREHOLDERS                                             125 High Street
                                                                             Boston, MA 02110
The Securities and Exchange Commission has modified mailing regulations
for semiannual and annual shareholder fund reports to allow mutual fund      HOW TO CONTACT US
companies to send a single copy of these reports to shareholders who
share the same mailing address. If you would like additional copies,         Mutual Fund Services          1-800-243-1574
please call Mutual Fund Services at 1-800-243-1574.                          Advisor Consulting Group      1-800-243-4361
--------------------------------------------------------------------------   Telephone Orders              1-800-367-5877
                                                                             Text Telephone                1-800-243-1926
                                                                             Web site                     PHOENIXFUNDS.COM

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

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                                                        ---------------
                                                           PRESORTED
                                                           STANDARD
                                                         U.S. POSTAGE
                                                             PAID
[GRAPHIC OMITTED] PHOENIXFUNDS (SM)                     Louisville, KY
                                                        Permit No. 1051
                                                        ---------------

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP394                                                                     12-05

                               PHOENIX SERIES FUND

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The Agreement and Declaration of Trust dated August 17, 2000, and the By-laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract, and Transfer Agency and Service Agreement each provides that the Trust will indemnify the other party (or parties as the case may be) to the agreement for certain losses.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits:

1. Agreement and Declaration of Trust, dated August 17, 2000, is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A filed on November 30, 2000 ("Post Effective Amendment No. 92").

2.       Bylaws. Incorporated by reference from Post-Effective Amendment No. 92.

3.       Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.       None other than as set forth in Exhibits 1 and 2.

6(a). Amended and Restated Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Registrant, dated as of November 20, 2002. Incorporated by reference to Post-Effective Amendment No. 96 to the Registrant's Registration

         Statement on Form N-1A filed with the SEC on February 27, 2004 ("Post-Effective Amendment No. 96").

6(b). First Amendment to Amended and Restated Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Registrant, dated as of January 3, 2005. Incorporated by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A filed with the SEC on February 13, 2006 ("Post-Effective Amendment No. 100").

6(c). Subadvisory Agreement between PIC and Engemann Asset Management, dated January 1, 2005. Incorporated by reference to Post-Effective Amendment No. 100.

6(d). First Amendment to Subadvisory Agreement between PIC and Engemann Asset Management, dated January 1, 2005. Incorporated by reference to Post-Effective Amendment No. 100.

7(a). Underwriting Agreement between the Registrant and Phoenix Equity Planning Corporation ("PEPCO"), dated as of November 19, 1997. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant's Registration Statement on Form N-1A filed with the SEC on December 29, 1997("Post-Effective Amendment No. 85").

7(b). Form of Sales Agreement between PEPCO and dealers. Incorporated by reference to Post-Effective Amendment No. 100.

8.       None.

9(a). Master Custodian Contract between the Registrant and State Street Bank and Trust Company dated May 1, 1997. Incorporated by reference to Post-Effective Amendment No. 85.

9(b). Amendment dated February 10, 2000 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 96.

9(c). Amendment dated July 2, 2001 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 96.

9(d). Amendment dated May 10, 2002 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 96.

10(a). Class A Shares Amended and Restated Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 85.

10(b). First Amendment to Class A Shares Amended and Restated Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 96.

10(c). Class B Shares Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant's Registration Statement on Form N-1A filed with the SEC on September 11, 2000 ("Post-Effective Amendment No. 91").

10(d). Class C Shares Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 91.

10(e). 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A filed with the SEC on February 25, 2005 ("Post-Effective Amendment No. 97").

10(f). First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 97.

10(g). Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 97.

11.      Opinion and consent of Kevin J. Carr, Esq. Filed herewith.

12. Tax opinion and consent of McDermott Will & Emery LLP. To be filed by amendment.

13(a). Transfer Agency and Service Agreement between the Registrant and PEPCO, dated as of June 1, 1994. Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement on Form N-1A filed with the SEC on February 27, 1997.

13(b). First Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO, dated February 28, 2004. Incorporated by reference to Post-Effective Amendment No. 97.

13(c). Second Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO, dated May 18, 2005. Incorporated by reference to Post-Effective Amendment No. 100.

13(d) Sub-Transfer Agent Agreement between PEPCO and Boston Financial Data Services, Inc., dated as of January 1, 2005. Incorporated by reference to Post-Effective Amendment No. 100.

13(e). Amended and Restated Financial Agent Agreement between the Registrant and PEPCO, dated as of November 19, 1997. Incorporated by reference to Post-Effective Amendment No. 85.

13(f). First Amendment to the Amended and Restated Financial Agent Agreement between the Registrant and PEPCO. Incorporated by reference to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A filed with the SEC on March 1, 1999 ("Post-Effective Amendment No. 87").

13(g). Second Amendment to the Amended and Restated Financial Agent Agreement between the Registrant and PEPCO. Incorporated by reference to Post-Effective Amendment No. 87.

13(h). Third Amendment to the Amended and Restated Financial Agent Agreement between the Registrant and PEPCO, dated January 1, 2003. Incorporated by reference to Post-Effective Amendment No. 96.

13(i). Fourth Amendment to the Amended and Restated Financial Agent Agreement between the Registrant and PEPCO, dated as of October 21, 2004. Incorporated by reference to Post-Effective Amendment No. 97.

14. Consent of PricewaterhouseCoopers LLP with respect to Phoenix Balanced Fund of the Registrant and Phoenix Balanced Return Fund of The Phoenix-Engemann Funds. Filed herewith.

15.      Not applicable.

16. Powers of Attorney for Harry Dalzell-Payne, Francis E. Jeffries, Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, and Richard E. Segerson. Filed herewith.

17.      Not applicable.


Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Hartford and State of Connecticut on the 13th day of April, 2006.

                                              PHOENIX GROWTH OPPORTUNITIES FUND

                                              By:        /s/ Daniel T. Geraci
                                                         --------------------
                                              Name:      Daniel T. Geraci
                                              Title:     President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 13th day of April, 2006.

Signatures                          Title
----------                          -----

                                    Trustee
---------------------------
E. Virgil Conway

/s/ Nancy G. Curtiss                Treasurer (Principal Financial and
---------------------------         Accounting Officer)
Nancy G. Curtiss

/s/ Harry Dalzell-Payne             Trustee
---------------------------
Harry Dalzell-Payne*

                                    Trustee
---------------------------
S. Leland Dill

/s/ Daniel T. Geraci                President (Principal Executive Officer)
---------------------------
Daniel T. Geraci

/s/ Francis E. Jeffries             Trustee
---------------------------
Francis E. Jeffries*

                                    Trustee
---------------------------
Leroy Keith, Jr.

/s/ Marilyn E. LaMarche             Trustee
---------------------------
Marilyn E. LaMarche*

/s/ Philip R. McLoughlin            Chairman
---------------------------
Philip R. McLoughlin*

/s/ Geraldine M. McNamara           Trustee
---------------------------
Geraldine M. McNamara*

/s/ Everett L. Morris               Trustee
---------------------------
Everett L. Morris*

                                    Trustee
---------------------------
James M. Oates

                                    Trustee
---------------------------
Donald B. Romans

/s/ Richard E. Segerson             Trustee
---------------------------
Richard E. Segerson*



* By: /s/ Daniel T. Geraci
      --------------------
        Daniel T. Geraci
        Attorney-in-fact, pursuant to powers of attorney.

                                  EXHIBIT INDEX

Exhibit        Item
-------        ----

11             Opinion and consent of Kevin J. Carr, Esq.

14 Consent of PricewaterhouseCoopers LLP with respect to Phoenix Balanced Fund of the Registrant and Phoenix Balanced Return Fund of The Phoenix-Engemann Funds

16 Powers of Attorney for Harry Dalzell-Payne, Francis E. Jeffries, Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, and Richard E. Segerson